UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2017
Columbia Convertible Securities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Convertible Securities Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Convertible Securities Fund   |  Annual Report 2017

Columbia Convertible Securities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Convertible Securities Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Lead manager
Managed Fund since 2010
Yan Jin
Co-manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	26.68	9.04	5.87
	Including sales charges		19.39	7.76	5.24
Class B	Excluding sales charges	07/15/98	25.69	8.23	5.08
	Including sales charges		20.69	7.93	5.08
Class C	Excluding sales charges	10/21/96	25.70	8.22	5.07
	Including sales charges		24.70	8.22	5.07
Class I *		09/27/10	27.16	9.50	6.14
Class R *		11/16/11	26.32	8.76	5.52
Class R4 *		11/08/12	27.00	9.29	5.99
Class R5 *		11/08/12	27.08	9.38	6.04
Class W *		11/16/11	26.69	9.04	5.78
Class Y *		10/01/14	27.14	9.25	5.97
Class Z		05/21/99	26.94	9.31	6.14
BofAML All Convertibles All Qualities Index			22.82	10.06	6.70
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bank of America Merrill Lynch (BofAML) All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Convertible Securities Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Allergan PLC 03/01/18 5.500%	3.0
DISH Network Corp. 08/15/26 3.375%	2.7
Bank of America Corp. 12/31/49 7.250%	2.5
Intel Corp. 08/01/39 3.250%	2.2
Anthem, Inc. 05/01/18 5.250%	2.0
Lam Research Corp.	2.0
Microchip Technology, Inc. 02/15/25 1.625%	1.9
Micron Technology, Inc. 02/15/33 2.125%	1.7
NVIDIA Corp.	1.6
VeriSign, Inc. 08/15/37 4.452%	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	4.8
Convertible Bonds	65.8
Convertible Preferred Stocks	25.0
Money Market Funds	4.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Columbia Convertible Securities Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2017, the Fund’s Class A shares returned 26.68% excluding sales charges. The Fund’s benchmark, the BofAML All Convertibles All Qualities Index, returned 22.82% during the same time period. After a difficult 2015, the convertibles market rebounded sharply in 2016 and delivered returns that were in line with the overall equity market. In this favorable environment, the Fund outperformed its benchmark on the strength of security selection, especially in sectors sensitive to the economic cycle. Gains from technology and health care convertibles made the most significant contributions to Fund returns.
U.S. markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98%. Small- and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin. Convertible securities performed in line with the equity market, further aided by tightening credit spreads. Because the majority of the convertibles market is non-investment grade or not rated, tightening spreads supported prices.
Contributors and detractors
After a sharp downturn in 2015, the convertibles market staged a solid rebound early in 2016. The Fund was well-prepared for the turnaround, with exposure to some of the best names in cyclical sectors, which were big beneficiaries of the improved environment. In the technology sector, positions in Microchip, Nvidia and Micron led performance for the Fund. Semiconductor manufacturer Microchip advanced on better-than-expected earnings growth. After weak returns last year, Micron, a leader in memory and semiconductor technology, roared back, and we were redeemed in our decision to hold onto the position. Micron reported better-than-expected earnings as the company continued to benefit from strong trends in the demand and pricing of DRAM and NAND flash memory. The Fund owned NVIDIA convertibles, then invested in the common stock — and both were outstanding performers. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company delivered above-consensus revenues and earnings growth in a variety of end markets.
In the industrials sector, a substantial position in Navistar, a “busted convertible” got a boost as credit spreads tightened and Volkswagen acquired approximately one-sixth of the company. Busted convertibles are convertible securities that trade well below their conversion value. After Navistar convertibles posted sharp gains, we took profits and scaled back the Fund’s position. Busted convertibles were an important theme for the Fund during the period. In addition to Navistar, Clean Energy came back to life as credit spreads tightened. General Cable also contributed to above-benchmark returns in the industrials sector.
In the consumer staples sector, the Fund’s biggest weight was in Bunge, an agricultural processing company. Optimism about global growth prospects led to better pricing and the convertible generated a substantial gain for the Fund.
In the health care sector, two oncology-related biotechnology convertibles were strong performers: The value of Ariad, which was acquired by Takeda and Tesaro, also a takeover candidate, skyrocketed during the period.
Although the Fund had few disappointments, exposure to Novavax, a novel vaccine company, detracted from results. The company suffered an unexpected failure in its phase 1 trial of a vaccine targeting flu in older adults. Its convertibles sank in value, but we held onto them because we continue to believe the company’s prospects are favorable. Elsewhere in the
Columbia Convertible Securities Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
portfolio, Stericycle, a hazardous waste company in the industrials sector, and Sun Power in the energy sector were disappointments. The Fund had a small position in Frontier Communications in the telecom sector, which lost ground and detracted from performance.
At period’s end
The rebound in the convertibles market over the past 12 months has resulted in somewhat less attractive valuations. However, many favorable factors supported the sector at period’s end. Issuance picked up last year, and it was diverse: we saw defensive instruments driven by interesting new ideas in the technology and real estate sectors, for example. Even though interest rates have started to rise, historically convertibles have been less sensitive to rising rates than bonds. We continue to use bottom-up security selection to target convertibles and other income-generating securities that have the potential for both price appreciation and high current income.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Convertible Securities Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,086.40	1,019.19	5.85	5.66	1.13
Class B	1,000.00	1,000.00	1,082.40	1,015.47	9.71	9.39	1.88
Class C	1,000.00	1,000.00	1,082.10	1,015.47	9.71	9.39	1.88
Class I	1,000.00	1,000.00	1,088.80	1,021.08	3.88	3.76	0.75
Class R	1,000.00	1,000.00	1,085.10	1,017.95	7.13	6.90	1.38
Class R4	1,000.00	1,000.00	1,088.00	1,020.43	4.56	4.41	0.88
Class R5	1,000.00	1,000.00	1,088.00	1,020.83	4.14	4.01	0.80
Class W	1,000.00	1,000.00	1,086.60	1,019.19	5.85	5.66	1.13
Class Y	1,000.00	1,000.00	1,088.20	1,021.08	3.88	3.76	0.75
Class Z	1,000.00	1,000.00	1,087.50	1,020.43	4.55	4.41	0.88
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Convertible Securities Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 4.9%
Issuer	Shares	Value ($)
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Ascent Resources, Class B(a),(b)	10,248,729	2,295,715
Total Energy		2,295,715
Industrials 0.5%
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	50,000	3,847,000
Total Industrials		3,847,000
Information Technology 3.5%
Semiconductors & Semiconductor Equipment 3.5%
Lam Research Corp.	120,000	14,224,800
NVIDIA Corp.	108,000	10,959,840
Total		25,184,640
Total Information Technology		25,184,640
Real Estate 0.6%
Equity Real Estate Investment Trusts (REITS) 0.6%
Alexandria Real Estate Equities, Inc.	33,000	3,937,230
Total Real Estate		3,937,230
Total Common Stocks (Cost $19,363,608)		35,264,585

Convertible Bonds 66.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.4%
Navistar International Corp.
04/15/19	4.750%	10,630,000	10,284,525
Brokerage/Asset Managers/Exchanges 0.7%
Hercules Capital, Inc.(c)
02/01/22	4.375%	5,300,000	5,336,437
Cable and Satellite 2.7%
DISH Network Corp.(c)
08/15/26	3.375%	16,000,000	19,333,920
Consumer Products 1.1%
Iconix Brand Group, Inc.
03/15/18	1.500%	8,652,000	8,132,880
Electric 2.5%
NRG Yield, Inc.(c)
06/01/20	3.250%	7,000,000	6,825,000
Pattern Energy Group, Inc.
07/15/20	4.000%	5,320,000	5,369,875
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunPower Corp.
01/15/23	4.000%	7,500,000	5,994,465
Total			18,189,340
Finance Companies 1.2%
Air Lease Corp.
12/01/18	3.875%	3,870,000	5,522,006
TCP Capital Corp.(c)
03/01/22	4.625%	3,500,000	3,515,313
Total			9,037,319
Health Care 3.9%
Fluidigm Corp.
02/01/34	2.750%	5,840,000	3,817,094
Immunomedics, Inc.
02/15/20	4.750%	3,200,000	3,820,576
Insulet Corp.(c)
09/15/21	1.250%	5,700,000	5,756,202
Invacare Corp.(c)
02/15/21	5.000%	3,500,000	3,528,875
Nevro Corp.
06/01/21	1.750%	3,000,000	3,731,250
Novavax, Inc.
02/01/23	3.750%	8,000,000	3,750,000
The Spectranetics Corp. (The)
06/01/34	2.625%	3,400,000	3,799,500
Total			28,203,497
Home Construction 0.6%
CalAtlantic Group, Inc.
05/15/18	1.625%	3,620,000	4,398,300
Independent Energy 2.5%
Chesapeake Energy Corp.(c)
09/15/26	5.500%	8,000,000	7,888,872
Chesapeake Energy Corp.
12/15/38	2.250%	66,000	58,740
Oasis Petroleum, Inc.
09/15/23	2.625%	2,600,000	3,521,375
SM Energy Co.
07/01/21	1.500%	3,000,000	2,964,375
Whiting Petroleum Corp.
04/01/20	1.250%	4,000,000	3,540,100
Total			17,973,462
Leisure 0.5%
World Wrestling Entertainment, Inc.(c)
12/15/23	3.375%	3,500,000	3,703,438

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.6%
Liberty Interactive LLC(c)
09/30/46	1.750%	6,900,000	7,702,125
Pandora Media, Inc.
12/01/20	1.750%	3,580,000	3,641,862
Total			11,343,987
Midstream 0.6%
Scorpio Tankers, Inc.(c)
07/01/19	2.375%	4,790,000	4,161,121
Oil Field Services 1.1%
Cobalt International Energy, Inc.
12/01/19	2.625%	8,450,000	2,674,408
Weatherford International Ltd.
07/01/21	5.875%	4,700,000	5,572,438
Total			8,246,846
Other Financial Institutions 1.4%
Encore Capital Group, Inc.(c),(d)
03/15/22	3.250%	5,500,000	5,500,000
Walter Investment Management Corp.
11/01/19	4.500%	7,130,000	4,848,400
Total			10,348,400
Other Industry 1.4%
General Cable Corp.(e)
Subordinated
11/15/29	4.500%	6,510,000	4,821,469
Green Plains, Inc.(c)
09/01/22	4.125%	4,900,000	5,466,562
Total			10,288,031
Other REIT 3.7%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	4,740,000	5,358,096
Colony Starwood Homes(c)
01/15/22	3.500%	5,200,000	5,398,250
New York Mortgage Trust, Inc.
01/15/22	6.250%	3,650,000	3,574,719
RWT Holdings, Inc
11/15/19	5.625%	5,240,000	5,331,700
Starwood Property Trust, Inc.
03/01/18	4.550%	6,500,000	7,133,750
Total			26,796,515
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Utility 0.7%
EnerNOC, Inc.
08/15/19	2.250%	6,100,000	4,860,212
Pharmaceuticals 8.9%
Acorda Therapeutics, Inc.
06/15/21	1.750%	4,500,000	4,170,937
Aegerion Pharmaceuticals, Inc.
08/15/19	2.000%	5,060,000	4,008,588
BioMarin Pharmaceutical, Inc.
10/15/20	1.500%	7,500,000	9,351,562
Clovis Oncology, Inc.
09/15/21	2.500%	2,700,000	3,327,750
Impax Laboratories, Inc.
06/15/22	2.000%	5,690,000	4,633,794
Incyte Corp.
11/15/20	1.250%	3,000,000	7,859,400
Intercept Pharmaceuticals, Inc.
07/01/23	3.250%	7,500,000	7,396,875
Ionis Pharmaceuticals, Inc.
11/15/21	1.000%	4,000,000	4,235,000
Medicines Co. (The)(c)
07/15/23	2.750%	6,000,000	7,530,000
Merrimack Pharmaceuticals, Inc.
07/15/20	4.500%	3,320,000	2,822,000
PTC Therapeutics, Inc.
08/15/22	3.000%	7,000,000	5,005,000
TESARO, Inc.
10/01/21	3.000%	800,000	4,302,000
Total			64,642,906
Property & Casualty 1.4%
MGIC Investment Corp.(c),(e)
Junior Subordinated
04/01/63	9.000%	7,920,000	10,231,650
Refining 0.5%
Clean Energy Fuels Corp.(c)
10/01/18	5.250%	4,120,000	3,708,000
Retailers 1.5%
GNC Holdings, Inc.
08/15/20	1.500%	3,900,000	2,301,000
Priceline Group, Inc. (The)
03/15/18	1.000%	4,840,000	8,848,125
Total			11,149,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 24.5%
Advanced Micro Devices, Inc.
09/01/26	2.125%	2,000,000	3,939,520
BroadSoft, Inc.
09/01/22	1.000%	3,400,000	4,250,000
Ciena Corp.
12/15/20	4.000%	3,000,000	4,355,625
CSG Systems International, Inc.(c)
03/15/36	4.250%	4,000,000	4,177,500
Ctrip.com International Ltd.(c)
09/15/22	1.250%	8,000,000	8,225,840
Cypress Semiconductor Corp.(c)
01/15/22	4.500%	3,000,000	3,626,250
Envestnet, Inc.
12/15/19	1.750%	7,000,000	6,720,000
Inphi Corp.(c)
09/01/21	0.750%	4,000,000	4,378,840
Integrated Device Technology, Inc.
11/15/22	0.875%	3,506,000	3,589,268
Intel Corp.
Junior Subordinated
08/01/39	3.250%	8,720,000	15,314,500
Knowles Corp.(c)
11/01/21	3.250%	3,000,000	3,770,625
Microchip Technology, Inc.
02/15/25	1.625%	9,250,000	13,198,594
Microchip Technology, Inc.(c)
Junior Subordinated
02/15/37	2.250%	3,500,000	3,538,290
Microchip Technology, Inc. (c)
02/15/27	1.625%	8,000,000	8,046,160
Micron Technology, Inc.
02/15/33	2.125%	5,400,000	11,977,875
Nuance Communications, Inc.
12/15/35	1.000%	7,320,000	6,999,750
NXP Semiconductors NV
12/01/19	1.000%	3,000,000	3,466,440
ON Semiconductor Corp.
12/01/20	1.000%	5,000,000	5,450,000
OSI Systems, Inc.(c)
09/01/22	1.250%	1,500,000	1,460,625
Palo Alto Networks, Inc.(f)
07/01/19	0.000%	3,930,000	5,723,063
Proofpoint, Inc.
06/15/20	0.750%	4,600,000	5,433,750
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Red Hat, Inc.
10/01/19	0.250%	3,000,000	3,823,125
Salesforce.com, Inc.
04/01/18	0.250%	6,010,000	7,741,631
ServiceNow, Inc.(f)
11/01/18	0.000%	3,000,000	3,866,250
Teradyne, Inc.(c)
12/15/23	1.250%	3,500,000	3,906,875
Twitter, Inc.
09/15/21	1.000%	4,000,000	3,670,000
VeriSign, Inc.(e)
Junior Subordinated
08/15/37	4.452%	4,500,000	10,887,187
Viavi Solutions, Inc.(c),(d)
03/01/24	1.000%	3,500,000	3,500,000
WebMD Health Corp.(c)
06/15/23	2.625%	7,400,000	7,048,500
Workday, Inc.
07/15/20	1.500%	4,850,000	5,959,437
Total			178,045,520
Tobacco 0.7%
Vector Group Ltd.(e)
04/15/20	1.750%	4,720,000	5,394,441
Transportation Services 1.4%
Aegean Marine Petroleum Network, Inc.(c)
12/15/21	4.250%	3,600,000	3,514,518
Echo Global Logistics, Inc.
05/01/20	2.500%	3,500,000	3,320,625
Ship Finance International Ltd.
10/15/21	5.750%	3,500,000	3,489,063
Total			10,324,206
Total Convertible Bonds (Cost $457,863,359)			484,134,078

Convertible Preferred Stocks 25.3%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Staples 1.8%
Food Products 1.8%
Bunge Ltd.	4.875%	70,000	7,684,390
Post Holdings, Inc.	2.500%	36,000	5,593,500
Total			13,277,890
Total Consumer Staples			13,277,890

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
Anadarko Petroleum Corp.	7.500%	87,500	3,819,375
Hess Corp.	8.000%	72,500	4,506,600
Southwestern Energy Co.	6.250%	150,000	2,884,500
WPX Energy, Inc.	6.250%	57,000	3,295,170
Total			14,505,645
Total Energy			14,505,645
Financials 4.2%
Banks 2.5%
Bank of America Corp.	7.250%	15,000	17,850,000
Capital Markets 1.7%
AMG Capital Trust II	5.150%	130,000	7,645,625
Cowen Group, Inc.	5.625%	6,200	4,629,602
Total			12,275,227
Total Financials			30,125,227
Health Care 5.9%
Health Care Equipment & Supplies 0.5%
Alere, Inc.	3.000%	11,000	3,569,500
Health Care Providers & Services 2.5%
Anthem, Inc.	5.250%	285,000	14,295,600
Envision Healthcare Corp.	5.250%	27,500	3,568,400
Total			17,864,000
Pharmaceuticals 2.9%
Allergan PLC	5.500%	25,000	21,444,500
Total Health Care			42,878,000
Industrials 1.2%
Aerospace & Defense 0.7%
Arconic, Inc.	5.375%	118,000	5,208,520
Machinery 0.5%
Rexnord Corp.	5.750%	65,000	3,485,950
Total Industrials			8,694,470
Information Technology 1.7%
Electronic Equipment, Instruments & Components 0.9%
Belden, Inc.	6.750%	65,000	6,542,250
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Internet Software & Services 0.8%
Mandatory Exchangeable Trust(c)	5.750%	47,500	5,882,875
Total Information Technology			12,425,125
Materials 0.6%
Chemicals 0.6%
A. Schulman, Inc.	6.000%	5,175	4,554,000
Total Materials			4,554,000
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	5.250%	37,500	4,082,250
American Tower Corp.	5.500%	70,000	7,566,300
Welltower, Inc.	6.500%	117,500	7,454,200
Total			19,102,750
Total Real Estate			19,102,750
Telecommunication Services 2.0%
Diversified Telecommunication Services 0.8%
Frontier Communications Corp.	11.125%	95,000	6,018,250
Wireless Telecommunication Services 1.2%
T-Mobile USA, Inc.	5.500%	85,000	8,660,650
Total Telecommunication Services			14,678,900
Utilities 3.3%
Electric Utilities 2.3%
Great Plains Energy, Inc.	7.000%	140,000	7,432,600
NextEra Energy, Inc.	6.371%	150,000	9,156,000
Total			16,588,600
Multi-Utilities 1.0%
DTE Energy Co.	6.500%	135,000	7,290,000
Total Utilities			23,878,600
Total Convertible Preferred Stocks (Cost $177,636,901)			184,120,607

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(g),(h)	32,345,699	32,345,699
Total Money Market Funds (Cost $32,345,699)		32,345,699
Total Investments (Cost: $687,209,567)		735,864,969
Other Assets & Liabilities, Net		(8,230,050)
Net Assets		727,634,919
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2017, the value of these securities amounted to $2,295,715, which represents 0.32% of net assets.
(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 28, 2017, the value of these securities amounted to $166,662,663 or 22.90% of net assets.
(d)	Represents a security purchased on a when-issued or delayed delivery basis.
(e)	Variable rate security.
(f)	Zero coupon bond.
(g)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	13,331,793	313,143,073	(294,129,167)	32,345,699	582	91,598	32,345,699
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Energy	—	—	2,295,715	—	2,295,715
Industrials	3,847,000	—	—	—	3,847,000
Information Technology	25,184,640	—	—	—	25,184,640
Real Estate	3,937,230	—	—	—	3,937,230
Total Common Stocks	32,968,870	—	2,295,715	—	35,264,585
Convertible Bonds	—	484,134,078	—	—	484,134,078
Convertible Preferred Stocks
Consumer Staples	—	13,277,890	—	—	13,277,890
Energy	14,505,645	—	—	—	14,505,645
Financials	17,850,000	12,275,227	—	—	30,125,227
Health Care	42,878,000	—	—	—	42,878,000
Industrials	8,694,470	—	—	—	8,694,470
Information Technology	6,542,250	5,882,875	—	—	12,425,125
Materials	—	4,554,000	—	—	4,554,000
Real Estate	19,102,750	—	—	—	19,102,750
Telecommunication Services	14,678,900	—	—	—	14,678,900
Utilities	23,878,600	—	—	—	23,878,600
Total Convertible Preferred Stocks	148,130,615	35,989,992	—	—	184,120,607
Money Market Funds	—	—	—	32,345,699	32,345,699
Total Investments	181,099,485	520,124,070	2,295,715	32,345,699	735,864,969
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$654,863,868
Affiliated issuers, at cost	32,345,699
Total investments, at cost	687,209,567
Investments, at value
Unaffiliated issuers, at value	703,519,270
Affiliated issuers, at value	32,345,699
Total investments, at value	735,864,969
Receivable for:
Investments sold	8,554,424
Capital shares sold	1,447,827
Regulatory settlements (Note 6)	2,024,844
Dividends	846,421
Interest	2,972,945
Expense reimbursement due from Investment Manager	1,495
Prepaid expenses	2,060
Total assets	751,714,985
Liabilities
Due to custodian	9,696
Payable for:
Investments purchased	4,310,805
Investments purchased on a delayed delivery basis	9,000,000
Capital shares purchased	10,504,201
Management services fees	16,071
Distribution and/or service fees	3,197
Transfer agent fees	62,611
Compensation of board members	119,790
Compensation of chief compliance officer	155
Other expenses	53,540
Total liabilities	24,080,066
Net assets applicable to outstanding capital stock	$727,634,919
Represented by
Paid in capital	725,836,729
Excess of distributions over net investment income	(3,732,297)
Accumulated net realized loss	(43,124,915)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	48,655,402
Total - representing net assets applicable to outstanding capital stock	$727,634,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$289,231,771
Shares outstanding	15,514,729
Net asset value per share	$18.64
Maximum offering price per share(a)	$19.78
Class B
Net assets	$162,087
Shares outstanding	8,887
Net asset value per share	$18.24
Class C
Net assets	$42,161,354
Shares outstanding	2,269,872
Net asset value per share	$18.57
Class I
Net assets	$85,295,236
Shares outstanding	4,561,923
Net asset value per share	$18.70
Class R
Net assets	$3,240,000
Shares outstanding	173,971
Net asset value per share	$18.62
Class R4
Net assets	$11,788,824
Shares outstanding	626,371
Net asset value per share	$18.82
Class R5
Net assets	$65,290,760
Shares outstanding	3,472,348
Net asset value per share	$18.80
Class W
Net assets	$82,966
Shares outstanding	4,463
Net asset value per share	$18.59
Class Y
Net assets	$1,268,586
Shares outstanding	66,972
Net asset value per share	$18.94
Class Z
Net assets	$229,113,335
Shares outstanding	12,270,660
Net asset value per share	$18.67

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,101,278
Dividends — affiliated issuers	91,598
Interest	15,554,663
Foreign taxes withheld	(185,649)
Total income	26,561,890
Expenses:
Management services fees	5,551,577
Distribution and/or service fees
Class A	710,600
Class B	2,309
Class C	434,351
Class R	14,591
Class W	205
Transfer agent fees
Class A	435,393
Class B	365
Class C	66,987
Class I	1,497
Class R	4,427
Class R4	15,585
Class R5	29,382
Class W	125
Class Y	23
Class Z	311,872
Compensation of board members	38,713
Custodian fees	8,353
Printing and postage fees	57,484
Registration fees	146,064
Audit fees	30,952
Legal fees	12,859
Compensation of chief compliance officer	155
Other	(3,872)
Total expenses	7,869,997
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(834,088)
Expense reduction	(740)
Total net expenses	7,035,169
Net investment income	19,526,721
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,840,015
Investments — affiliated issuers	582
Net realized gain	19,840,597
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	124,167,599
Net change in unrealized appreciation (depreciation)	124,167,599
Net realized and unrealized gain	144,008,196
Net increase in net assets resulting from operations	$163,534,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$19,526,721	$27,032,148
Net realized gain (loss)	19,840,597	(16,275,531)
Net change in unrealized appreciation (depreciation)	124,167,599	(200,070,407)
Net increase (decrease) in net assets resulting from operations	163,534,917	(189,313,790)
Distributions to shareholders
Net investment income
Class A	(6,822,512)	(16,658,219)
Class B	(3,540)	(17,677)
Class C	(704,524)	(2,007,085)
Class I	(2,339,410)	(4,443,055)
Class R	(63,524)	(95,818)
Class R4	(251,988)	(326,791)
Class R5	(1,585,722)	(2,191,849)
Class W	(1,964)	(4,400)
Class Y	(26,484)	(20,617)
Class Z	(5,445,482)	(26,170,543)
Net realized gains
Class A	—	(19,727,332)
Class B	—	(24,780)
Class C	—	(2,849,900)
Class I	—	(4,944,158)
Class R	—	(117,595)
Class R4	—	(377,157)
Class R5	—	(2,468,120)
Class W	—	(5,014)
Class Y	—	(24,015)
Class Z	—	(27,058,521)
Total distributions to shareholders	(17,245,150)	(109,532,646)
Decrease in net assets from capital stock activity	(106,641,657)	(412,864,188)
Proceeds from regulatory settlements (Note 6)	—	2,024,844
Total increase (decrease) in net assets	39,648,110	(709,685,780)
Net assets at beginning of year	687,986,809	1,397,672,589
Net assets at end of year	$727,634,919	$687,986,809
Excess of distributions over net investment income	$(3,732,297)	$(12,397,015)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	3,650,467	63,376,934	12,352,035	231,983,036
Distributions reinvested	274,871	4,751,184	1,571,465	27,455,353
Redemptions	(7,474,044)	(127,018,452)	(14,668,791)	(254,690,503)
Net increase (decrease)	(3,548,706)	(58,890,334)	(745,291)	4,747,886
Class B
Subscriptions	489	7,750	1,314	23,981
Distributions reinvested	160	2,722	1,961	33,712
Redemptions (a)	(13,853)	(226,366)	(19,120)	(337,598)
Net decrease	(13,204)	(215,894)	(15,845)	(279,905)
Class C
Subscriptions	248,250	4,360,350	1,290,638	24,068,740
Distributions reinvested	29,883	520,998	206,814	3,569,741
Redemptions	(1,158,471)	(19,420,721)	(1,155,102)	(19,798,270)
Net increase (decrease)	(880,338)	(14,539,373)	342,350	7,840,211
Class I
Subscriptions	35,942	648,742	2,384,196	42,866,730
Distributions reinvested	135,771	2,339,342	534,145	9,386,974
Redemptions	(1,748,796)	(29,167,945)	(1,732,931)	(32,422,280)
Net increase (decrease)	(1,577,083)	(26,179,861)	1,185,410	19,831,424
Class R
Subscriptions	54,411	934,111	98,545	1,714,501
Distributions reinvested	903	15,678	3,267	56,327
Redemptions	(42,672)	(747,023)	(64,082)	(1,117,034)
Net increase	12,642	202,766	37,730	653,794
Class R4
Subscriptions	458,751	8,033,043	935,079	15,894,748
Distributions reinvested	14,554	251,816	40,974	703,718
Redemptions	(803,788)	(13,301,085)	(172,912)	(2,979,813)
Net increase (decrease)	(330,483)	(5,016,226)	803,141	13,618,653
Class R5
Subscriptions	2,287,436	39,026,750	2,420,461	45,527,134
Distributions reinvested	90,801	1,585,657	265,552	4,658,813
Redemptions	(1,452,964)	(25,240,211)	(1,960,952)	(34,643,256)
Net increase	925,273	15,372,196	725,061	15,542,691
Class W
Distributions reinvested	110	1,906	524	9,188
Redemptions	(905)	(15,336)	(1,924)	(34,023)
Net decrease	(795)	(13,430)	(1,400)	(24,835)
Class Y
Subscriptions	18,185	322,982	50,248	896,678
Distributions reinvested	1,506	26,421	2,693	44,411
Redemptions	(5,754)	(99,190)	(2,993)	(55,617)
Net increase	13,937	250,213	49,948	885,472
Class Z
Subscriptions	4,713,698	82,419,862	17,333,134	321,527,408
Distributions reinvested	169,768	2,934,757	863,758	15,168,494
Redemptions	(6,097,933)	(102,966,333)	(46,485,741)	(812,375,481)
Net decrease	(1,214,467)	(17,611,714)	(28,288,849)	(475,679,579)
Total net decrease	(6,613,224)	(106,641,657)	(25,907,745)	(412,864,188)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$15.07	0.47	3.52	3.99	(0.42)	—
2/29/2016	$19.53	0.38	(3.25)	(2.87)	(0.75)	(0.87)
2/28/2015	$19.22	0.28	0.92	1.20	(0.43)	(0.46)
2/28/2014	$15.68	0.34	3.58	3.92	(0.38)	—
2/28/2013	$14.99	0.41	0.73	1.14	(0.45)	—
Class B
2/28/2017	$14.76	0.34	3.43	3.77	(0.29)	—
2/29/2016	$19.15	0.23	(3.17)	(2.94)	(0.61)	(0.87)
2/28/2015	$18.86	0.14	0.90	1.04	(0.29)	(0.46)
2/28/2014	$15.40	0.21	3.51	3.72	(0.26)	—
2/28/2013	$14.72	0.30	0.72	1.02	(0.34)	—
Class C
2/28/2017	$15.02	0.34	3.50	3.84	(0.29)	—
2/29/2016	$19.46	0.25	(3.24)	(2.99)	(0.61)	(0.87)
2/28/2015	$19.16	0.14	0.91	1.05	(0.29)	(0.46)
2/28/2014	$15.63	0.21	3.58	3.79	(0.26)	—
2/28/2013	$14.95	0.30	0.72	1.02	(0.34)	—
Class I
2/28/2017	$15.12	0.53	3.53	4.06	(0.48)	—
2/29/2016	$19.58	0.45	(3.24)	(2.79)	(0.83)	(0.87)
2/28/2015	$19.27	0.37	0.91	1.28	(0.51)	(0.46)
2/28/2014	$15.72	0.42	3.58	4.00	(0.45)	—
2/28/2013	$15.02	0.48	0.72	1.20	(0.50)	—
Class R
2/28/2017	$15.06	0.42	3.51	3.93	(0.37)	—
2/29/2016	$19.51	0.34	(3.24)	(2.90)	(0.71)	(0.87)
2/28/2015	$19.21	0.24	0.90	1.14	(0.38)	(0.46)
2/28/2014	$15.67	0.30	3.58	3.88	(0.34)	—
2/28/2013	$14.99	0.38	0.72	1.10	(0.42)	—
Class R4
2/28/2017	$15.21	0.50	3.57	4.07	(0.46)	—
2/29/2016	$19.69	0.45	(3.29)	(2.84)	(0.80)	(0.87)
2/28/2015	$19.37	0.33	0.93	1.26	(0.48)	(0.46)
2/28/2014	$15.80	0.37	3.62	3.99	(0.42)	—
2/28/2013 (f)	$14.75	0.14	1.04	1.18	(0.13)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.42)	—	$18.64	26.68%	1.25%	1.13% (c)	2.73%	72%	$289,232
(1.62)	0.03	$15.07	(15.46%) (d)	1.23% (e)	1.11% (c),(e)	2.11%	71%	$287,364
(0.89)	—	$19.53	6.44%	1.30% (e)	1.10% (c),(e)	1.49%	78%	$386,856
(0.38)	—	$19.22	25.38%	1.35%	1.12% (c)	1.97%	76%	$323,622
(0.45)	—	$15.68	7.84%	1.39%	1.15% (c)	2.80%	71%	$212,252

(0.29)	—	$18.24	25.69%	2.00%	1.88% (c)	2.07%	72%	$162
(1.48)	0.03	$14.76	(16.05%) (d)	1.98% (e)	1.86% (c),(e)	1.29%	71%	$326
(0.75)	—	$19.15	5.65%	2.05% (e)	1.85% (c),(e)	0.74%	78%	$726
(0.26)	—	$18.86	24.37%	2.10%	1.88% (c)	1.23%	76%	$911
(0.34)	—	$15.40	7.10%	2.13%	1.89% (c)	2.07%	71%	$1,335

(0.29)	—	$18.57	25.70%	2.00%	1.88% (c)	1.98%	72%	$42,161
(1.48)	0.03	$15.02	(16.06%) (d)	1.99% (e)	1.87% (c),(e)	1.38%	71%	$47,322
(0.75)	—	$19.46	5.62%	2.05% (e)	1.85% (c),(e)	0.74%	78%	$54,655
(0.26)	—	$19.16	24.46%	2.10%	1.87% (c)	1.21%	76%	$32,250
(0.34)	—	$15.63	6.99%	2.14%	1.90% (c)	2.05%	71%	$17,617

(0.48)	—	$18.70	27.16%	0.85%	0.74%	3.11%	72%	$85,295
(1.70)	0.03	$15.12	(15.06%) (d)	0.81% (e)	0.71% (e)	2.51%	71%	$92,808
(0.97)	—	$19.58	6.88%	0.81% (e)	0.68% (e)	1.91%	78%	$97,006
(0.45)	—	$19.27	25.90%	0.85%	0.69%	2.43%	76%	$150,494
(0.50)	—	$15.72	8.29%	0.89%	0.74%	3.21%	71%	$180,374

(0.37)	—	$18.62	26.32%	1.50%	1.38% (c)	2.44%	72%	$3,240
(1.58)	0.03	$15.06	(15.63%) (d)	1.49% (e)	1.37% (c),(e)	1.91%	71%	$2,429
(0.84)	—	$19.51	6.13%	1.55% (e)	1.35% (c),(e)	1.24%	78%	$2,412
(0.34)	—	$19.21	25.08%	1.60%	1.37% (c)	1.72%	76%	$2,423
(0.42)	—	$15.67	7.55%	1.64%	1.40% (c)	2.56%	71%	$1,894

(0.46)	—	$18.82	27.00%	1.00%	0.88% (c)	2.95%	72%	$11,789
(1.67)	0.03	$15.21	(15.21%) (d)	1.00% (e)	0.87% (c),(e)	2.59%	71%	$14,556
(0.94)	—	$19.69	6.71%	1.05% (e)	0.85% (c),(e)	1.74%	78%	$3,027
(0.42)	—	$19.37	25.68%	1.10%	0.85% (c)	2.09%	76%	$685
(0.13)	—	$15.80	8.05%	1.24% (g)	0.92% (g)	2.96% (g)	71%	$3
Columbia Convertible Securities Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
2/28/2017	$15.20	0.52	3.55	4.07	(0.47)	—
2/29/2016	$19.68	0.45	(3.27)	(2.82)	(0.82)	(0.87)
2/28/2015	$19.37	0.35	0.92	1.27	(0.50)	(0.46)
2/28/2014	$15.80	0.40	3.62	4.02	(0.45)	—
2/28/2013 (h)	$14.75	0.14	1.04	1.18	(0.13)	—
Class W
2/28/2017	$15.03	0.46	3.52	3.98	(0.42)	—
2/29/2016	$19.48	0.38	(3.23)	(2.85)	(0.76)	(0.87)
2/28/2015	$19.20	0.31	0.87	1.18	(0.44)	(0.46)
2/28/2014	$15.66	0.34	3.58	3.92	(0.38)	—
2/28/2013	$14.98	0.42	0.72	1.14	(0.46)	—
Class Y
2/28/2017	$15.31	0.53	3.58	4.11	(0.48)	—
2/29/2016	$19.81	0.51	(3.34)	(2.83)	(0.83)	(0.87)
2/28/2015 (i)	$19.21	0.13	0.90	1.03	(0.13)	(0.30)
Class Z
2/28/2017	$15.10	0.51	3.52	4.03	(0.46)	—
2/29/2016	$19.56	0.42	(3.24)	(2.82)	(0.80)	(0.87)
2/28/2015	$19.25	0.33	0.92	1.25	(0.48)	(0.46)
2/28/2014	$15.70	0.38	3.59	3.97	(0.42)	—
2/28/2013	$15.01	0.45	0.73	1.18	(0.49)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.47)	—	$18.80	27.08%	0.90%	0.79%	3.02%	72%	$65,291
(1.69)	0.03	$15.20	(15.13%) (d)	0.87% (e)	0.76% (e)	2.48%	71%	$38,717
(0.96)	—	$19.68	6.80%	0.86% (e)	0.73% (e)	1.86%	78%	$35,859
(0.45)	—	$19.37	25.86%	0.90%	0.71%	2.25%	76%	$946
(0.13)	—	$15.80	8.08%	1.01% (g)	0.79% (g)	3.09% (g)	71%	$3

(0.42)	—	$18.59	26.69%	1.25%	1.13% (c)	2.70%	72%	$83
(1.63)	0.03	$15.03	(15.43%) (d)	1.23% (e)	1.11% (c),(e)	2.07%	71%	$79
(0.90)	—	$19.48	6.33%	1.25% (e)	1.05% (c),(e)	1.55%	78%	$130
(0.38)	—	$19.20	25.41%	1.35%	1.12% (c)	1.98%	76%	$28,153
(0.46)	—	$15.66	7.87%	1.39%	1.15% (c)	2.83%	71%	$26,640

(0.48)	—	$18.94	27.14%	0.85%	0.74%	3.06%	72%	$1,269
(1.70)	0.03	$15.31	(15.09%) (d)	0.84% (e)	0.72% (e)	3.01%	71%	$812
(0.43)	—	$19.81	5.48%	0.81% (e),(g)	0.69% (e),(g)	1.88% (g)	78%	$61

(0.46)	—	$18.67	26.94%	1.00%	0.88% (c)	2.97%	72%	$229,113
(1.67)	0.03	$15.10	(15.21%) (d)	0.98% (e)	0.86% (c),(e)	2.27%	71%	$203,574
(0.94)	—	$19.56	6.70%	1.05% (e)	0.85% (c),(e)	1.74%	78%	$816,941
(0.42)	—	$19.25	25.72%	1.10%	0.87% (c)	2.18%	76%	$465,328
(0.49)	—	$15.70	8.10%	1.14%	0.90% (c)	3.06%	71%	$120,906
Columbia Convertible Securities Fund | Annual Report 2017	23

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
24	Columbia Convertible Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Convertible Securities Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26	Columbia Convertible Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.80% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Convertible Securities Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.16
Class C	0.15
Class I	0.002
Class R	0.15
Class R4	0.16
Class R5	0.052
Class W	0.15
Class Y	0.002
Class Z	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $740.
28	Columbia Convertible Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	155,458
Class C	8,234
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.130%	1.13%
Class B	1.880	1.88
Class C	1.880	1.88
Class I	0.750	0.72
Class R	1.380	1.38
Class R4	0.880	0.88
Class R5	0.800	0.77
Class W	1.130	1.13
Class Y	0.750	0.72
Class Z	0.880	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual
Columbia Convertible Securities Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
6,383,147	(6,383,149)	2
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
17,245,150	—	17,245,150	56,471,146	53,061,500	109,532,646
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,909,537	—	(42,281,502)	40,378,793
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
695,486,176	75,861,836	(35,483,043)	40,378,793
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
30	Columbia Convertible Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	35,611,938	6,669,564	42,281,502	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $483,100,695 and $592,598,128, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended February 29, 2016, the Fund recorded a receivable of $2,024,844 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Columbia Convertible Securities Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
Note 9. Significant risks
Convertible securities risk
Convertible debt securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 27.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and
32	Columbia Convertible Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Convertible Securities Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Convertible Securities Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
34	Columbia Convertible Securities Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
31.45%	20.20%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Convertible Securities Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
36	Columbia Convertible Securities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Convertible Securities Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with investment manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
38	Columbia Convertible Securities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Convertible Securities Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Convertible Securities Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Convertible Securities Fund | Annual Report 2017	41

Columbia Convertible Securities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN134_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Select Large Cap Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Select Large Cap Equity Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large Cap Equity Fund   |  Annual Report 2017

Columbia Select Large Cap Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-manager
Managed Fund since 2004
Melda Mergen, CFA, CAIA
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	23.66	13.32	7.20
	Including sales charges		16.57	11.99	6.57
Class B	Excluding sales charges	08/02/99	22.64	12.46	6.39
	Including sales charges		17.64	12.23	6.39
Class C	Excluding sales charges	08/02/99	22.66	12.47	6.38
	Including sales charges		21.66	12.47	6.38
Class I *		09/27/10	24.07	13.78	7.57
Class R5 *		11/08/12	24.09	13.71	7.50
Class W *		09/27/10	23.57	13.33	7.22
Class Z		10/02/98	23.83	13.59	7.45
S&P 500 Index			24.98	14.01	7.62
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Equity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Apple, Inc.	4.8
Microsoft Corp.	3.5
Berkshire Hathaway, Inc., Class B	3.4
JPMorgan Chase & Co.	3.0
Johnson & Johnson	3.0
Citigroup, Inc.	2.9
Amazon.com, Inc.	2.6
Exxon Mobil Corp.	2.6
AT&T, Inc.	2.5
Alphabet, Inc., Class C	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	97.6
Convertible Preferred Stocks	1.0
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	10.8
Consumer Staples	8.0
Energy	7.1
Financials	16.3
Health Care	11.6
Industrials	8.4
Information Technology	24.8
Materials	3.7
Real Estate	3.6
Telecommunication Services	2.5
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance
At February 28, 2017, approximately 50.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 23.66% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 24.98% for the same time period. Stock selection aided the Fund’s performance relative to the benchmark.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98% for the 12 months ended February 28, 2017. Small and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin.
Contributors and detractors
The Fund enjoyed solid gains in the financials sector, where JP Morgan, Citigroup and Citizens Financial did well on expectations of rising interest rates and a less demanding regulatory environment under the new administration. In the information technology sector, a sizeable position in Apple aided relative results as excitement built over a new iPhone upgrade cycle, where the company has the potential to benefit from a strong, embedded base of customers. Microsoft was another technology winner for the Fund. Microsoft is a leader in cloud computing. Since the appointment of Satya Nadella to CEO in February of 2014, the company has produced solid results. The Fund’s position in Amazon.com also aided performance as Amazon.com benefited from the shift to cloud computing as well as increased traffic in online shopping.
In a period of few real disappointments, a sizeable position in CVS in the consumer staples sector detracted from Fund results. The company lowered expectations for 2017 earnings, citing increased competitive pressures and the loss of two large profitable contracts. In the real estate sector, Public Storage, a storage REIT (real estate investment trust), disappointed. Growth in its storage business moderated and we sold the security. In the airlines industry, we took a tax loss in Delta, as passenger revenue declined, oil prices rose and the company suffered a technology glitch which created a systems outage. We took the proceeds from the Delta sale and swapped into United Airlines, which more than offset the loss incurred from the Fund’s position in Delta.
At period’s end
The Fund aims to deliver long-term capital growth by focusing on individual stock selection. We invest in both growth and value companies, seeking those that demonstrate some form of innovation, that have powerful free cash flow generation, that have strong or improving balance sheets and are committed to returning capital in the form of increasing dividend payouts and share buy backs.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that
Columbia Select Large Cap Equity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Select Large Cap Equity Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.40	1,018.99	6.09	5.86	1.17
Class B	1,000.00	1,000.00	1,095.00	1,015.27	9.97	9.59	1.92
Class C	1,000.00	1,000.00	1,095.00	1,015.27	9.97	9.59	1.92
Class I	1,000.00	1,000.00	1,101.70	1,020.88	4.12	3.96	0.79
Class R5	1,000.00	1,000.00	1,101.30	1,020.58	4.43	4.26	0.85
Class W	1,000.00	1,000.00	1,099.40	1,018.99	6.09	5.86	1.17
Class Z	1,000.00	1,000.00	1,100.60	1,020.23	4.79	4.61	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Select Large Cap Equity Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.5%
Issuer	Shares	Value ($)
Consumer Discretionary 10.6%
Internet & Catalog Retail 2.6%
Amazon.com, Inc.(a)	18,278	15,445,641
Media 3.3%
Comcast Corp., Class A	362,848	13,577,772
DISH Network Corp., Class A(a)	105,260	6,526,120
Total		20,103,892
Specialty Retail 3.7%
Home Depot, Inc. (The)	82,494	11,954,206
TJX Companies, Inc. (The)	136,611	10,717,133
Total		22,671,339
Textiles, Apparel & Luxury Goods 1.0%
PVH Corp.	67,820	6,212,312
Total Consumer Discretionary		64,433,184
Consumer Staples 7.9%
Beverages 1.8%
PepsiCo, Inc.	96,954	10,701,782
Food & Staples Retailing 1.2%
SYSCO Corp.	144,730	7,630,166
Food Products 1.1%
General Mills, Inc.	109,970	6,638,889
Tobacco 3.8%
Altria Group, Inc.	144,742	10,844,071
Philip Morris International, Inc.	110,901	12,127,024
Total		22,971,095
Total Consumer Staples		47,941,932
Energy 6.0%
Energy Equipment & Services 1.4%
Halliburton Co.	156,491	8,366,009
Oil, Gas & Consumable Fuels 4.6%
EOG Resources, Inc.	70,840	6,870,772
Exxon Mobil Corp.	187,729	15,266,122
Suncor Energy, Inc.	178,886	5,604,498
Total		27,741,392
Total Energy		36,107,401
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.1%
Banks 7.8%
Citigroup, Inc.	292,310	17,483,061
Citizens Financial Group, Inc.	313,680	11,722,221
JPMorgan Chase & Co.	198,071	17,949,194
Total		47,154,476
Capital Markets 4.9%
BlackRock, Inc.	21,721	8,416,019
Invesco Ltd.	254,285	8,185,434
Morgan Stanley	290,030	13,245,670
Total		29,847,123
Diversified Financial Services 3.4%
Berkshire Hathaway, Inc., Class B(a)	119,814	20,538,516
Total Financials		97,540,115
Health Care 11.4%
Biotechnology 4.0%
AbbVie, Inc.	94,139	5,821,556
Alexion Pharmaceuticals, Inc.(a)	30,890	4,054,312
Biogen, Inc.(a)	15,828	4,567,961
BioMarin Pharmaceutical, Inc.(a)	31,129	2,923,947
Intercept Pharmaceuticals, Inc.(a)	15,650	1,996,783
Vertex Pharmaceuticals, Inc.(a)	53,397	4,838,836
Total		24,203,395
Health Care Equipment & Supplies 1.4%
Zimmer Biomet Holdings, Inc.	70,650	8,271,702
Health Care Providers & Services 1.5%
Aetna, Inc.	69,243	8,915,729
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	63,444	10,003,850
Pharmaceuticals 2.9%
Johnson & Johnson	144,570	17,667,900
Total Health Care		69,062,576
Industrials 8.2%
Aerospace & Defense 1.5%
L-3 Communications Corp.	53,027	8,925,504
Airlines 1.1%
United Continental Holdings, Inc.(a)	91,710	6,794,794

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 2.6%
Carlisle Companies, Inc.	54,064	5,584,811
Honeywell International, Inc.	81,677	10,168,787
Total		15,753,598
Machinery 1.5%
Ingersoll-Rand PLC	118,200	9,380,352
Road & Rail 1.5%
Norfolk Southern Corp.	75,370	9,122,031
Total Industrials		49,976,279
Information Technology 24.5%
Communications Equipment 1.8%
Cisco Systems, Inc.	315,188	10,773,126
Internet Software & Services 5.9%
Alphabet, Inc., Class A(a)	7,214	6,095,325
Alphabet, Inc., Class C(a)	18,051	14,859,763
Facebook, Inc., Class A(a)	108,070	14,647,808
Total		35,602,896
IT Services 3.8%
Booz Allen Hamilton Holdings Corp.	197,003	7,046,797
Leidos Holdings, Inc.	113,720	6,061,276
MasterCard, Inc., Class A	89,860	9,925,936
Total		23,034,009
Semiconductors & Semiconductor Equipment 3.1%
Broadcom Ltd.	53,020	11,183,509
Lam Research Corp.	62,362	7,392,391
Total		18,575,900
Software 5.2%
Electronic Arts, Inc.(a)	84,574	7,315,651
Microsoft Corp.	324,113	20,736,750
Mobileye NV(a)	73,990	3,368,025
Total		31,420,426
Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	210,307	28,809,956
Total Information Technology		148,216,313
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.6%
Chemicals 2.5%
Eastman Chemical Co.	86,345	6,929,186
PPG Industries, Inc.	83,090	8,510,909
Total		15,440,095
Containers & Packaging 1.1%
International Paper Co.	123,024	6,483,365
Total Materials		21,923,460
Real Estate 3.6%
Equity Real Estate Investment Trusts (REITS) 3.6%
American Tower Corp.	67,261	7,720,890
Equity LifeStyle Properties, Inc.	85,180	6,782,032
Simon Property Group, Inc.	39,810	7,340,964
Total		21,843,886
Total Real Estate		21,843,886
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	357,730	14,949,537
Total Telecommunication Services		14,949,537
Utilities 3.1%
Electric Utilities 3.1%
Edison International	112,125	8,940,847
PG&E Corp.	149,000	9,945,750
Total		18,886,597
Total Utilities		18,886,597
Total Common Stocks (Cost $455,278,916)		590,881,280

Convertible Preferred Stocks 1.0%
Issuer	Coupon Rate	Shares	Value ($)
Energy 1.0%
Oil, Gas & Consumable Fuels 1.0%
Hess Corp.	8.000%	98,580	6,127,733
Total Energy			6,127,733
Total Convertible Preferred Stocks (Cost $5,619,348)			6,127,733

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	8,372,715	8,372,715
Total Money Market Funds (Cost $8,372,715)		8,372,715
Total Investments (Cost: $469,270,979)		605,381,728
Other Assets & Liabilities, Net		405,235
Net Assets		605,786,963
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	15,435,397	133,096,902	(140,159,584)	8,372,715	(74)	76,842	8,372,715
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgement in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	64,433,184	—	—	—	64,433,184
Consumer Staples	47,941,932	—	—	—	47,941,932
Energy	36,107,401	—	—	—	36,107,401
Financials	97,540,115	—	—	—	97,540,115
Health Care	69,062,576	—	—	—	69,062,576
Industrials	49,976,279	—	—	—	49,976,279
Information Technology	148,216,313	—	—	—	148,216,313
Materials	21,923,460	—	—	—	21,923,460
Real Estate	21,843,886	—	—	—	21,843,886
Telecommunication Services	14,949,537	—	—	—	14,949,537
Utilities	18,886,597	—	—	—	18,886,597
Total Common Stocks	590,881,280	—	—	—	590,881,280
Convertible Preferred Stocks
Energy	6,127,733	—	—	—	6,127,733
Money Market Funds	—	—	—	8,372,715	8,372,715
Total Investments	597,009,013	—	—	8,372,715	605,381,728
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$460,898,264
Affiliated issuers, at cost	8,372,715
Total investments, at cost	469,270,979
Investments, at value
Unaffiliated issuers, at value	597,009,013
Affiliated issuers, at value	8,372,715
Total investments, at value	605,381,728
Receivable for:
Capital shares sold	16,027
Regulatory settlements (Note 6)	387,115
Dividends	776,498
Expense reimbursement due from Investment Manager	416
Prepaid expenses	1,914
Trustees’ deferred compensation plan	6,969
Other assets	876
Total assets	606,571,543
Liabilities
Payable for:
Capital shares purchased	562,898
Management services fees	12,700
Distribution and/or service fees	1,098
Transfer agent fees	28,834
Compensation of board members	132,142
Compensation of chief compliance officer	129
Other expenses	39,810
Trustees’ deferred compensation plan	6,969
Total liabilities	784,580
Net assets applicable to outstanding capital stock	$605,786,963
Represented by
Paid in capital	464,533,945
Undistributed net investment income	514,540
Accumulated net realized gain	4,627,729
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	136,110,749
Total - representing net assets applicable to outstanding capital stock	$605,786,963
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$136,584,428
Shares outstanding	10,381,458
Net asset value per share	$13.16
Maximum offering price per share(a)	$13.96
Class B
Net assets	$109,219
Shares outstanding	8,958
Net asset value per share	$12.19
Class C
Net assets	$5,692,329
Shares outstanding	467,184
Net asset value per share	$12.18
Class I
Net assets	$303,937,150
Shares outstanding	23,244,274
Net asset value per share	$13.08
Class R5
Net assets	$268,748
Shares outstanding	20,044
Net asset value per share	$13.41
Class W
Net assets	$2,487
Shares outstanding	189
Net asset value per share(b)	$13.15
Class Z
Net assets	$159,192,602
Shares outstanding	12,185,322
Net asset value per share	$13.06

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2017	13

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$12,092,162
Dividends — affiliated issuers	76,842
Foreign taxes withheld	(27,673)
Total income	12,141,331
Expenses:
Management services fees	4,290,986
Distribution and/or service fees
Class A	322,329
Class B	1,704
Class C	50,712
Class W	6
Transfer agent fees
Class A	217,067
Class B	292
Class C	8,523
Class I	5,131
Class R5	341
Class W	4
Class Z	262,454
Compensation of board members	39,654
Custodian fees	10,220
Printing and postage fees	36,103
Registration fees	82,811
Audit fees	28,768
Legal fees	12,212
Compensation of chief compliance officer	129
Other	2,024
Total expenses	5,371,470
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(191,327)
Expense reduction	(1,900)
Total net expenses	5,178,243
Net investment income	6,963,088
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,577,650
Investments — affiliated issuers	(74)
Foreign currency translations	(7,866)
Options purchased	(540,192)
Options contracts written	354,493
Net realized gain	13,384,011
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	98,334,259
Net change in unrealized appreciation (depreciation)	98,334,259
Net realized and unrealized gain	111,718,270
Net increase in net assets resulting from operations	$118,681,358
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$6,963,088	$4,231,821
Net realized gain	13,384,011	3,774,299
Net change in unrealized appreciation (depreciation)	98,334,259	(36,117,272)
Net increase (decrease) in net assets resulting from operations	118,681,358	(28,111,152)
Distributions to shareholders
Net investment income
Class A	(1,188,101)	(2,157,840)
Class B	(501)	(2,831)
Class C	(15,263)	(58,616)
Class I	(3,654,656)	(3,806,332)
Class R5	(3,410)	(2,735)
Class W	(22)	(38)
Class Z	(1,800,295)	(3,520,854)
Net realized gains
Class A	(1,294,108)	(13,244,121)
Class B	(1,751)	(28,656)
Class C	(53,358)	(589,227)
Class I	(2,840,239)	(16,367,228)
Class R5	(1,772)	(12,505)
Class W	(23)	(235)
Class Z	(1,560,327)	(19,375,941)
Total distributions to shareholders	(12,413,826)	(59,167,159)
Increase in net assets from capital stock activity	9,231,262	90,025,405
Proceeds from regulatory settlements (Note 6)	—	387,115
Total increase in net assets	115,498,794	3,134,209
Net assets at beginning of year	490,288,169	487,153,960
Net assets at end of year	$605,786,963	$490,288,169
Undistributed net investment income	$514,540	$261,666
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	517,829	6,240,507	1,267,110	15,168,328
Distributions reinvested	55,575	679,642	347,159	4,177,094
Redemptions	(1,240,785)	(15,008,061)	(1,397,306)	(16,457,586)
Net increase (decrease)	(667,381)	(8,087,912)	216,963	2,887,836
Class B
Subscriptions	3,130	36,085	5,915	65,647
Distributions reinvested	150	1,706	1,583	17,729
Redemptions (a)	(13,867)	(158,762)	(20,707)	(233,823)
Net decrease	(10,587)	(120,971)	(13,209)	(150,447)
Class C
Subscriptions	103,363	1,182,623	117,647	1,284,557
Distributions reinvested	4,622	52,507	44,637	499,652
Redemptions	(111,287)	(1,250,659)	(171,003)	(1,878,832)
Net decrease	(3,302)	(15,529)	(8,719)	(94,623)
Class I
Subscriptions	5,909,910	70,180,278	11,418,065	137,538,318
Distributions reinvested	535,127	6,494,839	1,691,738	20,173,266
Redemptions	(3,179,233)	(38,652,195)	(3,423,806)	(40,949,781)
Net increase	3,265,804	38,022,922	9,685,997	116,761,803
Class R5
Subscriptions	129,628	1,527,024	15,948	188,477
Distributions reinvested	416	5,129	1,224	14,962
Redemptions	(123,823)	(1,530,998)	(14,294)	(171,161)
Net increase	6,221	1,155	2,878	32,278
Class Z
Subscriptions	257,775	3,109,641	614,817	7,109,286
Distributions reinvested	152,592	1,851,203	907,917	10,846,354
Redemptions	(2,120,045)	(25,529,247)	(4,051,783)	(47,367,082)
Net decrease	(1,709,678)	(20,568,403)	(2,529,049)	(29,411,442)
Total net increase	881,077	9,231,262	7,354,861	90,025,405

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2017

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Columbia Select Large Cap Equity Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$10.85	0.12	2.43	2.55	(0.12)	(0.12)
2/29/2016	$12.86	0.05	(0.62)	(0.57)	(0.20)	(1.24)
2/28/2015	$13.10	0.23	1.53	1.76	(0.10)	(1.90)
2/28/2014	$15.21	0.11	3.03	3.14	(0.13)	(5.12)
2/28/2013	$14.09	0.10	1.66	1.76	(0.13)	(0.51)
Class B
2/28/2017	$10.08	0.02	2.25	2.27	(0.04)	(0.12)
2/29/2016	$12.05	(0.09)	(0.52)	(0.61)	(0.12)	(1.24)
2/28/2015	$12.40	0.12	1.44	1.56	(0.01)	(1.90)
2/28/2014	$14.64	0.00 (d)	2.89	2.89	(0.01)	(5.12)
2/28/2013	$13.59	(0.01)	1.60	1.59	(0.03)	(0.51)
Class C
2/28/2017	$10.07	0.03	2.24	2.27	(0.04)	(0.12)
2/29/2016	$12.04	(0.04)	(0.57)	(0.61)	(0.12)	(1.24)
2/28/2015	$12.39	0.14	1.42	1.56	(0.01)	(1.90)
2/28/2014	$14.63	0.00 (d)	2.89	2.89	(0.01)	(5.12)
2/28/2013	$13.58	(0.01)	1.60	1.59	(0.03)	(0.51)
Class I
2/28/2017	$10.79	0.17	2.40	2.57	(0.16)	(0.12)
2/29/2016	$12.79	0.16	(0.67)	(0.51)	(0.25)	(1.24)
2/28/2015	$13.04	0.26	1.54	1.80	(0.15)	(1.90)
2/28/2014	$15.15	0.17	3.03	3.20	(0.19)	(5.12)
2/28/2013	$14.04	0.16	1.65	1.81	(0.19)	(0.51)
Class R5
2/28/2017	$11.05	0.15	2.49	2.64	(0.16)	(0.12)
2/29/2016	$13.07	0.06	(0.60)	(0.54)	(0.24)	(1.24)
2/28/2015	$13.28	0.39	1.44	1.83	(0.14)	(1.90)
2/28/2014	$15.35	0.23	3.00	3.23	(0.18)	(5.12)
2/28/2013 (f)	$14.45	0.06	1.51	1.57	(0.16)	(0.51)
Class W
2/28/2017	$10.85	0.12	2.42	2.54	(0.12)	(0.12)
2/29/2016	$12.86	0.04	(0.61)	(0.57)	(0.20)	(1.24)
2/28/2015	$13.10	0.23	1.53	1.76	(0.10)	(1.90)
2/28/2014	$15.20	0.11	3.04	3.15	(0.13)	(5.12)
2/28/2013	$14.09	0.10	1.66	1.76	(0.14)	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.24)	—	$13.16	23.66%	1.22%	1.17% (c)	0.98%	67%	$136,584
(1.44)	0.00 (d)	$10.85	(5.38%) (e)	1.25%	1.18% (c)	0.41%	102%	$119,928
(2.00)	—	$12.86	14.26%	1.25%	1.18% (c)	1.79%	150%	$139,311
(5.25)	—	$13.10	23.89%	1.25%	1.19% (c)	0.75%	184%	$133,450
(0.64)	—	$15.21	12.83%	1.23%	1.19% (c)	0.70%	147%	$120,365

(0.16)	—	$12.19	22.64%	1.97%	1.92% (c)	0.22%	67%	$109
(1.36)	0.00 (d)	$10.08	(6.04%) (e)	2.00%	1.93% (c)	(0.78%)	102%	$197
(1.91)	—	$12.05	13.38%	2.00%	1.93% (c)	(0.96%)	150%	$395
(5.13)	—	$12.40	22.99%	2.00%	1.94% (c)	(0.01%)	184%	$448
(0.54)	—	$14.64	11.93%	1.98%	1.94% (c)	(0.05%)	147%	$700

(0.16)	—	$12.18	22.66%	1.97%	1.92% (c)	0.23%	67%	$5,692
(1.36)	0.00 (d)	$10.07	(6.05%) (e)	2.00%	1.93% (c)	(0.35%)	102%	$4,739
(1.91)	—	$12.04	13.38%	2.00%	1.93% (c)	1.16%	150%	$5,772
(5.13)	—	$12.39	23.01%	2.00%	1.94% (c)	0.01%	184%	$4,245
(0.54)	—	$14.63	11.94%	1.98%	1.94% (c)	(0.04%)	147%	$3,436

(0.28)	—	$13.08	24.07%	0.80%	0.78%	1.38%	67%	$303,937
(1.49)	0.00 (d)	$10.79	(4.95%) (e)	0.81%	0.78%	1.38%	102%	$215,504
(2.05)	—	$12.79	14.68%	0.81%	0.79%	2.03%	150%	$131,622
(5.31)	—	$13.04	24.51%	0.81%	0.79%	1.16%	184%	$155,624
(0.70)	—	$15.15	13.24%	0.79%	0.79%	1.11%	147%	$128,241

(0.28)	—	$13.41	24.09%	0.86%	0.83%	1.21%	67%	$269
(1.48)	0.00 (d)	$11.05	(5.05%) (e)	0.86%	0.84%	0.47%	102%	$153
(2.04)	—	$13.07	14.67%	0.86%	0.85%	2.98%	150%	$143
(5.30)	—	$13.28	24.40%	0.86%	0.83%	1.77%	184%	$66
(0.67)	—	$15.35	11.15%	0.79% (g)	0.79% (g)	1.37% (g)	147%	$3

(0.24)	—	$13.15	23.57%	1.22%	1.17% (c)	0.98%	67%	$2
(1.44)	0.00 (d)	$10.85	(5.36%) (e)	1.20%	1.18% (c)	0.37%	102%	$2
(2.00)	—	$12.86	14.29%	1.16%	1.16% (c)	1.74%	150%	$2
(5.25)	—	$13.10	24.01%	1.21%	1.19% (c)	0.75%	184%	$3
(0.65)	—	$15.20	12.78%	1.20%	1.17% (c)	0.72%	147%	$3
Columbia Select Large Cap Equity Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
2/28/2017	$10.78	0.15	2.40	2.55	(0.15)	(0.12)
2/29/2016	$12.78	0.07	(0.60)	(0.53)	(0.23)	(1.24)
2/28/2015	$13.03	0.25	1.53	1.78	(0.13)	(1.90)
2/28/2014	$15.15	0.15	3.02	3.17	(0.17)	(5.12)
2/28/2013	$14.04	0.13	1.66	1.79	(0.17)	(0.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Large Cap Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.27)	—	$13.06	23.83%	0.97%	0.92% (c)	1.23%	67%	$159,193
(1.47)	0.00 (d)	$10.78	(5.09%) (e)	1.00%	0.93% (c)	0.55%	102%	$149,765
(2.03)	—	$12.78	14.54%	1.00%	0.93% (c)	1.92%	150%	$209,909
(5.29)	—	$13.03	24.25%	1.00%	0.94% (c)	1.00%	184%	$255,142
(0.68)	—	$15.15	13.08%	0.98%	0.93% (c)	0.90%	147%	$373,397
Columbia Select Large Cap Equity Fund | Annual Report 2017	21

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Select Large Cap Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Select Large Cap Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
February 28, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
24	Columbia Select Large Cap Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Contracts and premiums associated with options contracts written for the year ended February 28, 2017 are as follows:
	Calls
	Number of Contracts	Premiums Recieved
Options outstanding at February 29, 2016	—	$ —
Options written	1,602	(354,493)
Options expired	(1,602)	354,493
Options outstanding at February 28, 2017	—	$ —
Columbia Select Large Cap Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	354,493	(540,192)	(185,699)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average market value ($)*
Options contracts — purchased	73,975
Options contracts — written	(51,500)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Columbia Select Large Cap Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.76% of the Fund’s average daily net assets.
Columbia Select Large Cap Equity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees.
28	Columbia Select Large Cap Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.17
Class I	0.002
Class R5	0.051
Class W	0.18
Class Z	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,900.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	47,719
Class B	37
Class C	884
Columbia Select Large Cap Equity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.170%	1.18%
Class B	1.920	1.93
Class C	1.920	1.93
Class I	0.790	0.78
Class R5	0.840	0.83
Class W	1.170	1.18
Class Z	0.920	0.93
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and hybrids holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(47,966)	(1,941)	49,907
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,662,248	5,751,578	12,413,826	—	—	—
30	Columbia Select Large Cap Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
651,877	5,352,125	—	135,386,353
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
469,995,375	138,012,576	(2,626,223)	135,386,353
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $372,850,907 and $363,279,706, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended February 29, 2016, the Fund recorded a receivable of $387,115 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Select Large Cap Equity Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
The Fund had no borrowings during the year ended February 28, 2017.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 27.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Select Large Cap Equity Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Select Large Cap Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Equity Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
Columbia Select Large Cap Equity Fund | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$11,658,888
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Select Large Cap Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Select Large Cap Equity Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Select Large Cap Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Select Large Cap Equity Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
38	Columbia Select Large Cap Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Large Cap Equity Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia Select Large Cap Equity Fund | Annual Report 2017

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Columbia Select Large Cap Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN172_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Large Cap Enhanced Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Large Cap Enhanced Core Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Enhanced Core Fund   |  Annual Report 2017

Columbia Large Cap Enhanced Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Large Cap Enhanced Core Fund (the Fund) seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500® Index.
Portfolio management
Brian Condon, CFA
Co-manager
Managed Fund since 2009
Peter Albanese
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	22.62	13.37	7.16
Class I *	09/27/10	23.13	13.82	7.42
Class R	01/23/06	22.36	13.11	6.89
Class R4 *	07/01/15	22.98	13.46	7.21
Class R5 *	06/25/14	23.08	13.60	7.27
Class Y *	07/15/09	23.11	13.82	7.47
Class Z	07/31/96	22.94	13.68	7.44
S&P 500 Index		24.98	14.01	7.62
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Apple, Inc.	3.9
Microsoft Corp.	3.2
Alphabet, Inc., Class A	2.8
Johnson & Johnson	2.4
Facebook, Inc., Class A	2.3
Bank of America Corp.	2.0
AT&T, Inc.	1.8
Pfizer, Inc.	1.8
Home Depot, Inc. (The)	1.7
Merck & Co., Inc.	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	97.8
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	11.8
Consumer Staples	9.8
Energy	6.5
Financials	14.6
Health Care	14.2
Industrials	10.2
Information Technology	21.9
Materials	2.5
Real Estate	2.4
Telecommunication Services	2.6
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 22.62%. In a year of solid gains for U.S. equity markets, the Fund modestly underperformed its benchmark, the S&P 500 Index, which returned 24.98% for the same time period. Stock selection in the information technology sector detracted from results relative to the benchmark while stock selection in financials was positive.
U.S. markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98% for the 12 months ended February 28, 2017. Small and mid-cap stocks outperformed large-cap stocks, and value outperformed growth by a solid margin.
Stock selection models delivered mixed results
We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the valuation and quality composites performed best, while the catalyst composite detracted from results. Market beta, book-to-price and earnings yield did well for the period, while growth, momentum and volatility were out of favor.
The Fund’s strategy is to keep sector weights in line with the benchmark, so relative performance is primarily driven by stock selection. Stock selection was strongest in the financials and utilities sectors while the Fund lagged the benchmark in the information technology, telecommunications and real estate sectors.
Contributors and detractors
In the financials sector, Fifth Third Bank and Citi Group were top contributors for the period, as well-positioned banks were rewarded for strong earnings. Secular tail winds also boosted financials, as interest rates rose, the Federal Reserve appeared poised for continued rate hikes and prospects improved for a looser regulatory environment under a new administration. In the consumer discretionary sector, Best Buy was another top contributor, as the company posted strong earnings, driven partially by solid holiday sales. Increased market share in the home theater and appliance markets offset a downtrend in mobile sales.
By contrast, McKesson Corporation detracted from relative results. The medical equipment supplier and pharmaceutical distributor missed Wall Street earnings expectations. Potential repeal of the Affordable Healthcare Act put pressure on the company as did pricing pressures, which affected the broader health care sector.
Kroger, in the consumer staples sector, was another top detractor for the period. The grocery chain was hurt by deflationary food pressures. However, we believe the company stands to benefit from a string of acquisitions and we continue to own the stock.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Investment discipline based on stock selection model
Regardless of the economic environment, we maintain our investment discipline, which is linked to the Fund’s quantitative stock selection model. Consequently, we do not rely on macroeconomic scenarios or market outlooks to choose securities. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times in companies that meet our stock selection criteria: Companies with attractive valuations relative to their peers, with strong business and market momentum and good earnings quality and financial strength.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund‘s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,097.40	1,020.38	4.63	4.46	0.89
Class I	1,000.00	1,000.00	1,099.50	1,022.27	2.65	2.56	0.51
Class R	1,000.00	1,000.00	1,095.80	1,019.14	5.92	5.71	1.14
Class R4	1,000.00	1,000.00	1,098.50	1,021.62	3.33	3.21	0.64
Class R5	1,000.00	1,000.00	1,099.30	1,022.02	2.91	2.81	0.56
Class Y	1,000.00	1,000.00	1,099.40	1,022.27	2.65	2.56	0.51
Class Z	1,000.00	1,000.00	1,098.70	1,021.62	3.33	3.21	0.64
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 11.5%
Automobiles 0.8%
Ford Motor Co.	252,600	3,165,078
Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	42,700	3,188,836
McDonald’s Corp.	26,200	3,344,430
Total		6,533,266
Internet & Catalog Retail 0.9%
Amazon.com, Inc.(a)	4,200	3,549,168
Media 2.5%
Comcast Corp., Class A	177,600	6,645,792
News Corp., Class A	209,100	2,680,662
Walt Disney Co. (The)	6,300	693,567
Total		10,020,021
Multiline Retail 0.6%
Kohl’s Corp.	54,100	2,305,742
Specialty Retail 5.1%
Best Buy Co., Inc.	77,900	3,437,727
Gap, Inc. (The)	85,000	2,109,700
Home Depot, Inc. (The)	46,400	6,723,824
Lowe’s Companies, Inc.	23,900	1,777,443
Ross Stores, Inc.	50,500	3,463,290
Staples, Inc.	227,600	2,046,124
TJX Companies, Inc. (The)	7,100	556,995
Total		20,115,103
Total Consumer Discretionary		45,688,378
Consumer Staples 9.6%
Beverages 1.5%
Coca-Cola Co. (The)	7,100	297,916
PepsiCo, Inc.	51,700	5,706,646
Total		6,004,562
Food & Staples Retailing 3.3%
CVS Health Corp.	55,700	4,488,306
SYSCO Corp.	64,600	3,405,712
Wal-Mart Stores, Inc.	70,900	5,028,937
Total		12,922,955
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.2%
Campbell Soup Co.	26,500	1,572,775
Tyson Foods, Inc., Class A	52,500	3,284,400
Total		4,857,175
Household Products 0.4%
Procter & Gamble Co. (The)	18,000	1,639,260
Tobacco 3.2%
Altria Group, Inc.	80,300	6,016,076
Philip Morris International, Inc.	58,600	6,407,910
Total		12,423,986
Total Consumer Staples		37,847,938
Energy 6.4%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	60,700	3,658,996
Oil, Gas & Consumable Fuels 5.5%
Cabot Oil & Gas Corp.	131,600	2,882,040
Chevron Corp.	42,200	4,747,500
ConocoPhillips	86,200	4,100,534
Exxon Mobil Corp.	44,400	3,610,608
Noble Energy, Inc.	35,300	1,285,273
Tesoro Corp.	14,500	1,235,255
Valero Energy Corp.	56,800	3,859,560
Total		21,720,770
Total Energy		25,379,766
Financials 14.3%
Banks 6.9%
Bank of America Corp.	315,700	7,791,476
Citigroup, Inc.	108,900	6,513,309
Fifth Third Bancorp	137,500	3,773,000
JPMorgan Chase & Co.	73,800	6,687,756
Regions Financial Corp.	65,400	998,658
Wells Fargo & Co.	27,000	1,562,760
Total		27,326,959
Capital Markets 1.8%
BlackRock, Inc.	7,400	2,867,204
CME Group, Inc.	5,100	619,446
S&P Global, Inc.	29,000	3,754,630
Total		7,241,280

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.2%
Discover Financial Services	9,000	640,260
Diversified Financial Services 0.7%
Berkshire Hathaway, Inc., Class B(a)	16,900	2,896,998
Insurance 4.7%
Aflac, Inc.	44,600	3,226,810
Allstate Corp. (The)	16,700	1,372,072
Arthur J Gallagher & Co.	57,200	3,257,540
Marsh & McLennan Companies, Inc.	49,200	3,615,216
Principal Financial Group, Inc.	5,500	343,970
Prudential Financial, Inc.	39,600	4,377,384
Unum Group	46,600	2,275,478
Total		18,468,470
Total Financials		56,573,967
Health Care 13.9%
Biotechnology 2.9%
Alexion Pharmaceuticals, Inc.(a)	11,800	1,548,750
Amgen, Inc.	6,700	1,182,751
Biogen, Inc.(a)	7,100	2,049,060
Celgene Corp.(a)	21,300	2,630,763
Gilead Sciences, Inc.	15,100	1,064,248
Regeneron Pharmaceuticals, Inc.(a)	2,700	1,008,450
Vertex Pharmaceuticals, Inc.(a)	19,800	1,794,276
Total		11,278,298
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	70,900	3,610,228
Becton Dickinson and Co.	19,600	3,587,780
Hologic, Inc.(a)	79,500	3,226,110
Total		10,424,118
Health Care Providers & Services 2.3%
Aetna, Inc.	15,400	1,982,904
Express Scripts Holding Co.(a)	52,000	3,673,800
McKesson Corp.	23,100	3,468,003
Total		9,124,707
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.1%
Johnson & Johnson	77,200	9,434,612
Mallinckrodt PLC(a)	26,100	1,368,162
Merck & Co., Inc.	101,600	6,692,392
Pfizer, Inc.	199,800	6,817,176
Total		24,312,342
Total Health Care		55,139,465
Industrials 10.0%
Aerospace & Defense 2.3%
Boeing Co. (The)	29,700	5,352,831
Lockheed Martin Corp.	14,600	3,892,068
Total		9,244,899
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	21,200	2,242,112
Airlines 1.8%
Delta Air Lines, Inc.	73,600	3,674,848
Southwest Airlines Co.	56,400	3,259,920
Total		6,934,768
Commercial Services & Supplies 0.5%
Waste Management, Inc.	26,500	1,942,980
Construction & Engineering 0.7%
Jacobs Engineering Group, Inc.	48,800	2,752,808
Electrical Equipment 1.0%
Emerson Electric Co.	65,400	3,930,540
Industrial Conglomerates 1.8%
3M Co.	27,000	5,031,450
General Electric Co.	73,900	2,202,959
Total		7,234,409
Machinery 0.8%
Ingersoll-Rand PLC	41,900	3,325,184
Professional Services 0.5%
Dun & Bradstreet Corp. (The)	15,200	1,604,208
Nielsen Holdings PLC	12,300	545,628
Total		2,149,836
Total Industrials		39,757,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 21.4%
Communications Equipment 2.5%
Cisco Systems, Inc.	193,900	6,627,502
F5 Networks, Inc.(a)	23,100	3,309,537
Total		9,937,039
Internet Software & Services 5.5%
Alphabet, Inc., Class A(a)	13,025	11,005,213
Facebook, Inc., Class A(a)	66,400	8,999,856
VeriSign, Inc.(a)	23,000	1,896,810
Total		21,901,879
IT Services 2.2%
Accenture PLC, Class A	15,800	1,935,500
MasterCard, Inc., Class A	49,000	5,412,540
Paychex, Inc.	15,300	939,726
Visa, Inc., Class A	2,300	202,262
Total		8,490,028
Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	89,900	3,256,178
Intel Corp.	39,200	1,419,040
Lam Research Corp.	3,300	391,182
QUALCOMM, Inc.	73,600	4,156,928
Total		9,223,328
Software 5.1%
Activision Blizzard, Inc.	42,700	1,927,051
Adobe Systems, Inc.(a)	29,000	3,431,860
Electronic Arts, Inc.(a)	30,800	2,664,200
Microsoft Corp.(b)	192,300	12,303,354
Total		20,326,465
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	109,175	14,955,883
Total Information Technology		84,834,622
Materials 2.4%
Chemicals 0.9%
LyondellBasell Industries NV, Class A	41,300	3,768,212
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.0%
International Paper Co.	64,200	3,383,340
WestRock Co.	8,100	435,132
Total		3,818,472
Metals & Mining 0.5%
Newmont Mining Corp.	59,200	2,027,008
Total Materials		9,613,692
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
American Tower Corp.	34,100	3,914,339
Host Hotels & Resorts, Inc.	119,600	2,151,604
ProLogis, Inc.	50,100	2,557,605
SL Green Realty Corp.	5,900	664,812
Total		9,288,360
Total Real Estate		9,288,360
Telecommunication Services 2.6%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	169,200	7,070,868
CenturyLink, Inc.	89,200	2,163,992
Verizon Communications, Inc.	19,600	972,748
Total		10,207,608
Total Telecommunication Services		10,207,608
Utilities 3.4%
Electric Utilities 1.6%
Entergy Corp.	40,500	3,104,730
Pinnacle West Capital Corp.	37,600	3,090,344
Total		6,195,074
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)	261,100	3,007,872
Multi-Utilities 1.1%
CenterPoint Energy, Inc.	126,900	3,466,908
Public Service Enterprise Group, Inc.	17,100	786,258
Total		4,253,166
Total Utilities		13,456,112
Total Common Stocks (Cost $281,372,068)		387,787,444

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(c),(d)	8,577,486	8,577,486
Total Money Market Funds (Cost $8,577,486)		8,577,486
Total Investments (Cost: $289,949,554)		396,364,930
Other Assets & Liabilities, Net		(8,763)
Net Assets		396,356,167
At February 28, 2017, securities and/or cash totaling $710,178 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at February 28, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 Index	5	USD	2,953,500	03/2017	144,233	—
S&P 500 Index	12	USD	7,088,400	03/2017	111,858	—
Total			10,041,900		256,091	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	8,848,224	101,063,660	(101,334,398)	8,577,486	124	31,262	8,577,486
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	45,688,378	—	—	—	45,688,378
Consumer Staples	37,847,938	—	—	—	37,847,938
Energy	25,379,766	—	—	—	25,379,766
Financials	56,573,967	—	—	—	56,573,967
Health Care	55,139,465	—	—	—	55,139,465
Industrials	39,757,536	—	—	—	39,757,536
Information Technology	84,834,622	—	—	—	84,834,622
Materials	9,613,692	—	—	—	9,613,692
Real Estate	9,288,360	—	—	—	9,288,360
Telecommunication Services	10,207,608	—	—	—	10,207,608
Utilities	13,456,112	—	—	—	13,456,112
Total Common Stocks	387,787,444	—	—	—	387,787,444
Money Market Funds	—	—	—	8,577,486	8,577,486
Total Investments	387,787,444	—	—	8,577,486	396,364,930
Derivatives
Asset
Futures Contracts	256,091	—	—	—	256,091
Total	388,043,535	—	—	8,577,486	396,621,021
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	13

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$281,372,068
Affiliated issuers, at cost	8,577,486
Total investments, at cost	289,949,554
Investments, at value
Unaffiliated issuers, at value	387,787,444
Affiliated issuers, at value	8,577,486
Total investments, at value	396,364,930
Cash	350
Receivable for:
Capital shares sold	173,256
Dividends	974,076
Expense reimbursement due from Investment Manager	3,541
Prepaid expenses	1,706
Total assets	397,517,859
Liabilities
Payable for:
Capital shares purchased	927,115
Variation margin	23,375
Management services fees	8,193
Distribution and/or service fees	1,071
Transfer agent fees	61,028
Compensation of board members	102,276
Compensation of chief compliance officer	87
Other expenses	38,547
Total liabilities	1,161,692
Net assets applicable to outstanding capital stock	$396,356,167
Represented by
Paid in capital	277,245,472
Undistributed net investment income	612,621
Accumulated net realized gain	11,826,607
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	106,415,376
Futures contracts	256,091
Total - representing net assets applicable to outstanding capital stock	$396,356,167
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$79,004,886
Shares outstanding	3,317,496
Net asset value per share	$23.81
Class I
Net assets	$10,806,449
Shares outstanding	454,904
Net asset value per share	$23.76
Class R
Net assets	$37,996,131
Shares outstanding	1,597,778
Net asset value per share	$23.78
Class R4
Net assets	$259,978
Shares outstanding	11,024
Net asset value per share	$23.58
Class R5
Net assets	$7,077,514
Shares outstanding	298,797
Net asset value per share	$23.69
Class Y
Net assets	$5,016,309
Shares outstanding	210,995
Net asset value per share	$23.77
Class Z
Net assets	$256,194,900
Shares outstanding	10,778,492
Net asset value per share	$23.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	15

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$9,263,108
Dividends — affiliated issuers	31,262
Total income	9,294,370
Expenses:
Management services fees	3,134,413
Distribution and/or service fees
Class A	201,984
Class R	169,570
Transfer agent fees
Class A	150,873
Class I	290
Class R	63,300
Class R4	259
Class R5	2,717
Class Y	117
Class Z	507,921
Compensation of board members	33,001
Custodian fees	13,772
Printing and postage fees	29,648
Registration fees	92,088
Audit fees	25,865
Legal fees	11,064
Compensation of chief compliance officer	87
Other	17,858
Total expenses	4,454,827
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,426,994)
Expense reduction	(20)
Total net expenses	3,027,813
Net investment income	6,266,557
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,891,711
Investments — affiliated issuers	124
Futures contracts	1,556,415
Net realized gain	23,448,250
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,688,215
Futures contracts	(107,339)
Net change in unrealized appreciation (depreciation)	57,580,876
Net realized and unrealized gain	81,029,126
Net increase in net assets resulting from operations	$87,295,683
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016 (a)
Operations
Net investment income	$6,266,557	$7,386,350
Net realized gain (loss)	23,448,250	(129,672)
Net change in unrealized appreciation (depreciation)	57,580,876	(50,364,941)
Net increase (decrease) in net assets resulting from operations	87,295,683	(43,108,263)
Distributions to shareholders
Net investment income
Class A	(1,098,657)	(1,600,607)
Class I	(490,584)	(538,782)
Class R	(411,588)	(517,849)
Class R4	(2,654)	(4,050)
Class R5	(97,669)	(29,068)
Class Y	(78,169)	(72,267)
Class Z	(4,153,804)	(7,733,712)
Total distributions to shareholders	(6,333,125)	(10,496,335)
Increase (decrease) in net assets from capital stock activity	(138,584,491)	52,000,598
Total decrease in net assets	(57,621,933)	(1,604,000)
Net assets at beginning of year	453,978,100	455,582,100
Net assets at end of year	$396,356,167	$453,978,100
Undistributed net investment income	$612,621	$701,953

(a)	Class R4 shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,024,298	22,214,431	1,751,236	37,219,254
Distributions reinvested	43,480	962,648	66,435	1,436,510
Redemptions	(1,566,413)	(34,380,504)	(1,867,773)	(39,281,437)
Net decrease	(498,635)	(11,203,425)	(50,102)	(625,673)
Class I
Subscriptions	880,113	18,757,004	2,983,585	61,213,181
Distributions reinvested	22,230	490,530	24,985	538,712
Redemptions	(2,709,478)	(57,948,025)	(1,315,825)	(27,889,288)
Net increase (decrease)	(1,807,135)	(38,700,491)	1,692,745	33,862,605
Class R
Subscriptions	627,594	13,591,466	1,049,724	22,278,488
Distributions reinvested	9,930	220,040	14,444	312,399
Redemptions	(549,946)	(11,904,639)	(617,234)	(13,022,034)
Net increase	87,578	1,906,867	446,934	9,568,853
Class R4
Subscriptions	25,500	583,146	13,740	289,683
Distributions reinvested	119	2,612	190	4,015
Redemptions	(20,736)	(478,243)	(7,789)	(158,887)
Net increase	4,883	107,515	6,141	134,811
Class R5
Subscriptions	173,434	3,745,889	166,740	3,296,124
Distributions reinvested	4,428	97,622	1,360	29,005
Redemptions	(30,720)	(676,874)	(35,773)	(728,004)
Net increase	147,142	3,166,637	132,327	2,597,125
Class Y
Subscriptions	115,211	2,496,853	142,912	3,026,731
Distributions reinvested	3,529	78,116	1,966	42,101
Redemptions	(35,994)	(771,258)	(176,160)	(3,568,895)
Net increase (decrease)	82,746	1,803,711	(31,282)	(500,063)
Class Z
Subscriptions	686,691	14,928,817	3,926,764	83,891,244
Distributions reinvested	34,030	751,547	58,940	1,271,071
Redemptions	(5,168,468)	(111,345,669)	(3,774,831)	(78,199,375)
Net increase (decrease)	(4,447,747)	(95,665,305)	210,873	6,962,940
Total net increase (decrease)	(6,431,168)	(138,584,491)	2,407,636	52,000,598

(a)	Class R4 shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

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Columbia Large Cap Enhanced Core Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
2/28/2017	$19.69	0.29	4.14	4.43	(0.31)
2/29/2016	$22.05	0.27	(2.20)	(1.93)	(0.43)
2/28/2015	$18.77	0.51	2.97	3.48	(0.20)
2/28/2014	$15.04	0.23	3.76	3.99	(0.26)
2/28/2013	$13.67	0.22	1.36	1.58	(0.21)
Class I
2/28/2017	$19.64	0.38	4.13	4.51	(0.39)
2/29/2016	$22.00	0.42	(2.27)	(1.85)	(0.51)
2/28/2015	$18.72	0.42	3.14	3.56	(0.28)
2/28/2014	$15.00	0.29	3.75	4.04	(0.32)
2/28/2013	$13.63	0.28	1.36	1.64	(0.27)
Class R
2/28/2017	$19.66	0.23	4.15	4.38	(0.26)
2/29/2016	$22.02	0.25	(2.24)	(1.99)	(0.37)
2/28/2015	$18.75	0.43	2.99	3.42	(0.15)
2/28/2014	$15.03	0.18	3.76	3.94	(0.22)
2/28/2013	$13.65	0.20	1.36	1.56	(0.18)
Class R4
2/28/2017	$19.49	0.36	4.09	4.45	(0.36)
2/29/2016 (d)	$21.32	0.20	(1.74)	(1.54)	(0.29)
Class R5
2/28/2017	$19.58	0.36	4.13	4.49	(0.38)
2/29/2016	$21.93	0.37	(2.22)	(1.85)	(0.50)
2/28/2015 (f)	$19.88	0.62	1.66	2.28	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$23.81	22.62%	1.24%	0.89% (c)	1.32%	79%	$79,005
(0.43)	$19.69	(8.94%)	1.25%	0.90%	1.27%	89%	$75,126
(0.20)	$22.05	18.60%	1.27%	0.90% (c)	2.51%	91%	$85,261
(0.26)	$18.77	26.58%	1.26%	0.89% (c)	1.34%	101%	$25,474
(0.21)	$15.04	11.71%	1.28%	0.89% (c)	1.53%	92%	$13,209

(0.39)	$23.76	23.13%	0.80%	0.51%	1.78%	79%	$10,806
(0.51)	$19.64	(8.60%)	0.80%	0.50%	2.05%	89%	$44,421
(0.28)	$22.00	19.09%	0.81%	0.50%	2.07%	91%	$12,522
(0.32)	$18.72	27.06%	0.80%	0.48%	1.72%	101%	$20,286
(0.27)	$15.00	12.15%	0.84%	0.50%	2.01%	92%	$36,224

(0.26)	$23.78	22.36%	1.49%	1.14% (c)	1.08%	79%	$37,996
(0.37)	$19.66	(9.18%)	1.51%	1.15%	1.20%	89%	$29,687
(0.15)	$22.02	18.30%	1.52%	1.15% (c)	2.08%	91%	$23,414
(0.22)	$18.75	26.26%	1.51%	1.14% (c)	1.08%	101%	$2,729
(0.18)	$15.03	11.54%	1.53%	1.12% (c)	1.45%	92%	$1,284

(0.36)	$23.58	22.98%	0.99%	0.64% (c)	1.64%	79%	$260
(0.29)	$19.49	(7.31%)	1.01% (e)	0.65% (e)	1.49% (e)	89%	$120

(0.38)	$23.69	23.08%	0.86%	0.56%	1.66%	79%	$7,078
(0.50)	$19.58	(8.62%)	0.84%	0.55%	1.78%	89%	$2,969
(0.23)	$21.93	11.49%	0.88% (e)	0.55% (e)	4.41% (e)	91%	$424
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Y
2/28/2017	$19.65	0.37	4.14	4.51	(0.39)
2/29/2016	$22.01	0.38	(2.23)	(1.85)	(0.51)
2/28/2015	$18.73	0.46	3.10	3.56	(0.28)
2/28/2014	$15.00	0.29	3.76	4.05	(0.32)
2/28/2013	$13.63	0.27	1.36	1.63	(0.26)
Class Z
2/28/2017	$19.65	0.34	4.14	4.48	(0.36)
2/29/2016	$22.01	0.34	(2.22)	(1.88)	(0.48)
2/28/2015	$18.73	0.47	3.06	3.53	(0.25)
2/28/2014	$14.99	0.27	3.77	4.04	(0.30)
2/28/2013	$13.62	0.25	1.37	1.62	(0.25)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.39)	$23.77	23.11%	0.81%	0.51%	1.71%	79%	$5,016
(0.51)	$19.65	(8.59%)	0.80%	0.50%	1.79%	89%	$2,520
(0.28)	$22.01	19.08%	0.81%	0.50%	2.30%	91%	$3,511
(0.32)	$18.73	27.11%	0.80%	0.48%	1.72%	101%	$3,451
(0.26)	$15.00	12.13%	0.83%	0.52%	1.90%	92%	$3,177

(0.36)	$23.77	22.94%	0.99%	0.64% (c)	1.57%	79%	$256,195
(0.48)	$19.65	(8.73%)	1.00%	0.65%	1.61%	89%	$299,136
(0.25)	$22.01	18.92%	1.02%	0.65% (c)	2.32%	91%	$330,450
(0.30)	$18.73	27.03%	1.01%	0.64% (c)	1.57%	101%	$217,477
(0.25)	$14.99	12.02%	1.03%	0.64% (c)	1.77%	92%	$214,575
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	23

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
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Notes to Financial Statements  (continued)
February 28, 2017
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	256,091*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,556,415

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(107,339)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	8,022,856

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.75% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Class I	0.001
Class R	0.19
Class R4	0.18
Class R5	0.053
Class Y	0.003
Class Z	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	0.890%	0.90%
Class I	0.510	0.50
Class R	1.140	1.15
Class R4	0.640	0.65
Class R5	0.560	0.55
Class Y	0.510	0.50
Class Z	0.640	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(22,764)	22,764	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,333,125	—	6,333,125	10,496,335	—	10,496,335
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
713,360	14,492,719	—	104,059,355
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
292,305,575	108,153,085	(4,093,730)	104,059,355
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	—	4,131,287	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $323,785,561 and $459,527,898, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 56.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Technology and Technology-related Investment Risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Enhanced Core Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$15,217,355
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Large Cap Enhanced Core Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Enhanced Core Fund | Annual Report 2017	41

Columbia Large Cap Enhanced Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN173_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Large Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Large Cap Index Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Index Fund   |  Annual Report 2017

Columbia Large Cap Index Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Large Cap Index (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500® Index.
Portfolio management
Christopher Lo, CFA
Lead manager
Managed Fund since 2014
Vadim Shteyn
Co-manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A		10/10/95	24.40	13.51	7.18
Class B	Excluding sales charges	09/23/05	23.49	12.67	6.39
	Including sales charges		18.49	12.42	6.39
Class I *		11/16/11	24.73	13.80	7.42
Class R5 *		11/08/12	24.73	13.80	7.45
Class Z		12/15/93	24.72	13.79	7.45
S&P 500 Index			24.98	14.01	7.62
Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Index Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Apple, Inc.	3.6
Microsoft Corp.	2.4
Exxon Mobil Corp.	1.7
Amazon.com, Inc.	1.6
Johnson & Johnson	1.6
Berkshire Hathaway, Inc., Class B	1.6
JPMorgan Chase & Co.	1.6
Facebook, Inc., Class A	1.6
General Electric Co.	1.3
Wells Fargo & Co.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	12.1
Consumer Staples	9.4
Energy	6.8
Financials	14.8
Health Care	14.0
Industrials	10.2
Information Technology	21.5
Materials	2.8
Real Estate	2.8
Telecommunication Services	2.4
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 24.40%. The Fund slightly underperformed its benchmark, the unmanaged S&P 500 Index, which returned 24.98% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market rallied despite unpredictability
If the 12-month period ended February 28, 2017 is remembered for anything, it will be the inability to predict events. As the period began, uncertainty and investors’ general lack of conviction drove most of the market. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the United Kingdom opted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.
The surprising outcome of the U.S. Presidential election sparked a sudden and significant change in investors’ outlook. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations literally overnight. The election result therefore touched off a flood of cash into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.
The election sweep by the Republican party paved the way for an active growth-oriented economic policy in the early days of the Trump administration, and the U.S. equity market surged to new record highs. By the end of February 2017, the “Trump Rally” had turned into the “Trump Hope Rally,” as hopes for lower corporate taxes, reduced regulatory pressures, more spending and thus improved corporate earnings combined to produce a 5.57% S&P 500 Index return in the first two months of 2017. The Dow Jones Industrial Average posted 12 consecutive day record closing highs, matching its own record set back in January of 1987.
While Americans continued, at the end of the period, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a remarkable run. In returning 11.96% in 2016 and strong results in the first two months of 2017, the S&P 500 Index had produced a positive return for eight consecutive years and in 13 of the past 14 years.
S&P 500 Index enjoyed broad-based positive returns
All eleven sectors of the S&P 500 Index posted positive returns during the 12 months ended February 28, 2017. In terms of total return, financials, information technology and materials, each considered an economically-sensitive cyclical sector, were the best relative performers. On the basis of impact, which takes weighting and total returns into account, information technology, health care and financials were the best relative performers. The top performing industries for the period were banks; metals and mining; road and rail; technology hardware storage and peripherals; and semiconductor and semiconductor equipment.
Conversely, telecommunication services, consumer staples and real estate, each considered a more traditionally defensive sector, were the weakest sectors from a total return perspective. On the basis of impact, telecommunication services, materials and real estate were the weakest. The worst performing industries for the period were diversified consumer services; textile apparel and luxury goods; multiline retail; personal products; and gas utilities.
Top individual contributors within the S&P 500 Index included information technology leaders Apple and Microsoft; financials companies JPMorgan Chase and Bank of America; and e-commerce retailing giant Amazon.com. Top detractors were health care-related companies Allergan, Gilead Sciences, CVS Health and Perrigo and discount retailer Target.
Information technology was the largest sector by weighting in the S&P 500 Index as of February 28, 2017, with a weighting of 21.22%. During the period ended February 28, 2017, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index.
Columbia Large Cap Index Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Index additions and deletions drove portfolio changes
During the period, there were 40 additions and 39 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were American Water Works, Foot Locker, Under Armour, Ulta Beauty, Global Payments, Alaska Air Group, Digital Realty Trust, TransDigm Group, Alliant Energy, Mid-America Apartment Communities and IDEXX Laboratories. Deletions included Keurig Green Mountain, Tenet Healthcare, GameStop, SanDisk, Time Warner Cable, Johnson Controls, EMC, Starwood Hotels & Resorts Worldwide, Alcoa, Legg Mason and Pitney Bowes.
We do not currently anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
Derivatives usage
As the Fund strategy is to fully replicate the S&P 500 Index, the Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. In other words, we used equity index futures to help ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund’s cash position but was generally minimal in size and impact.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Large Cap Index Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,097.40	1,022.56	2.34	2.26	0.45
Class B	1,000.00	1,000.00	1,093.50	1,018.84	6.23	6.01	1.20
Class I	1,000.00	1,000.00	1,098.90	1,023.80	1.04	1.00	0.20
Class R5	1,000.00	1,000.00	1,099.00	1,023.80	1.04	1.00	0.20
Class Z	1,000.00	1,000.00	1,098.90	1,023.80	1.04	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.9%
Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Auto Components 0.2%
BorgWarner, Inc.	35,885	1,513,988
Delphi Automotive PLC	48,536	3,695,046
Goodyear Tire & Rubber Co. (The)	46,787	1,639,884
Total		6,848,918
Automobiles 0.5%
Ford Motor Co.	699,450	8,764,108
General Motors Co.	248,602	9,158,498
Harley-Davidson, Inc.	31,677	1,785,949
Total		19,708,555
Distributors 0.1%
Genuine Parts Co.	26,659	2,551,533
LKQ Corp.(a)	55,110	1,740,374
Total		4,291,907
Diversified Consumer Services —%
H&R Block, Inc.	37,115	763,084
Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	75,153	4,204,810
Chipotle Mexican Grill, Inc.(a)	5,190	2,173,260
Darden Restaurants, Inc.	22,054	1,646,993
Marriott International, Inc., Class A	57,382	4,991,660
McDonald’s Corp.	148,832	18,998,405
Royal Caribbean Cruises Ltd.	29,997	2,882,712
Starbucks Corp.	260,826	14,833,175
Wyndham Worldwide Corp.	19,312	1,607,531
Wynn Resorts Ltd.	14,218	1,367,061
Yum! Brands, Inc.	62,489	4,081,781
Total		56,787,388
Household Durables 0.5%
D.R. Horton, Inc.	60,823	1,946,336
Garmin Ltd.	20,603	1,063,321
Harman International Industries, Inc.	12,490	1,394,134
Leggett & Platt, Inc.	23,960	1,178,353
Lennar Corp., Class A	35,218	1,718,286
Mohawk Industries, Inc.(a)	11,298	2,557,415
Newell Brands, Inc.	86,455	4,238,889
Common Stocks (continued)
Issuer	Shares	Value ($)
PulteGroup, Inc.	53,346	1,176,279
Whirlpool Corp.	13,458	2,403,464
Total		17,676,477
Internet & Catalog Retail 2.4%
Amazon.com, Inc.(a)	70,680	59,727,427
Expedia, Inc.	21,643	2,576,383
Netflix, Inc.(a)	76,909	10,931,076
Priceline Group, Inc. (The)(a)	8,844	15,248,206
TripAdvisor, Inc.(a)	20,482	849,388
Total		89,332,480
Leisure Products 0.1%
Hasbro, Inc.	20,124	1,949,412
Mattel, Inc.	61,297	1,577,172
Total		3,526,584
Media 3.1%
21st Century Fox, Inc., Class A	189,755	5,677,470
21st Century Fox, Inc., Class B	87,292	2,562,020
CBS Corp., Class B Non Voting	70,246	4,630,616
Charter Communications, Inc., Class A(a)	38,810	12,537,959
Comcast Corp., Class A	854,284	31,967,307
Discovery Communications, Inc., Class A(a)	27,231	783,163
Discovery Communications, Inc., Class C(a)	39,535	1,109,747
Interpublic Group of Companies, Inc. (The)	71,152	1,714,763
News Corp., Class A	68,452	877,555
News Corp., Class B	21,468	283,378
Omnicom Group, Inc.	42,277	3,597,773
Scripps Networks Interactive, Inc., Class A	17,070	1,378,744
TEGNA, Inc.	38,430	984,961
Time Warner, Inc.	138,200	13,572,622
Viacom, Inc., Class B	62,257	2,705,067
Walt Disney Co. (The)	262,401	28,887,726
Total		113,270,871
Multiline Retail 0.4%
Dollar General Corp.	45,551	3,326,134
Dollar Tree, Inc.(a)	42,303	3,243,794
Kohl’s Corp.	31,630	1,348,071
Macy’s, Inc.	54,782	1,819,858

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Nordstrom, Inc.	20,813	971,135
Target Corp.	100,660	5,915,788
Total		16,624,780
Specialty Retail 2.4%
Advance Auto Parts, Inc.	13,198	2,066,939
AutoNation, Inc.(a)	11,775	540,473
AutoZone, Inc.(a)	5,177	3,813,119
Bed Bath & Beyond, Inc.	27,256	1,101,142
Best Buy Co., Inc.	48,932	2,159,369
CarMax, Inc.(a)	34,109	2,201,395
Foot Locker, Inc.	24,250	1,834,998
Gap, Inc. (The)	39,321	975,947
Home Depot, Inc. (The)	218,310	31,635,302
L Brands, Inc.	43,045	2,265,028
Lowe’s Companies, Inc.	155,890	11,593,539
O’Reilly Automotive, Inc.(a)	16,932	4,600,594
Ross Stores, Inc.	71,077	4,874,461
Signet Jewelers Ltd.	12,471	793,031
Staples, Inc.	116,585	1,048,099
Tiffany & Co.	19,177	1,761,791
TJX Companies, Inc. (The)	116,834	9,165,627
Tractor Supply Co.	23,526	1,668,229
Ulta Salon Cosmetics & Fragrance, Inc.(a)	10,510	2,873,749
Urban Outfitters, Inc.(a)	15,832	412,107
Total		87,384,939
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	50,249	1,913,984
Hanesbrands, Inc.	67,729	1,355,257
Michael Kors Holdings Ltd.(a)	29,437	1,074,451
Nike, Inc., Class B	239,462	13,687,648
PVH Corp.	14,202	1,300,903
Ralph Lauren Corp.	10,095	800,836
Under Armour, Inc., Class A(a)	32,932	679,058
Under Armour, Inc., Class C(a)	33,117	614,652
VF Corp.	59,318	3,111,229
Total		24,538,018
Total Consumer Discretionary		440,754,001
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 9.3%
Beverages 2.0%
Brown-Forman Corp., Class B	32,688	1,593,867
Coca-Cola Co. (The)	695,650	29,189,474
Constellation Brands, Inc., Class A	31,851	5,058,257
Dr. Pepper Snapple Group, Inc.	32,925	3,076,512
Molson Coors Brewing Co., Class B	33,030	3,315,882
Monster Beverage Corp.(a)	72,651	3,010,658
PepsiCo, Inc.	257,030	28,370,971
Total		73,615,621
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	78,338	13,879,927
CVS Health Corp.	191,124	15,400,772
Kroger Co. (The)	169,213	5,380,973
SYSCO Corp.	90,176	4,754,079
Walgreens Boots Alliance, Inc.	153,369	13,248,014
Wal-Mart Stores, Inc.	269,878	19,142,447
Whole Foods Market, Inc.	57,059	1,749,999
Total		73,556,211
Food Products 1.5%
Archer-Daniels-Midland Co.	103,121	4,843,593
Campbell Soup Co.	34,724	2,060,869
ConAgra Foods, Inc.	74,536	3,071,629
General Mills, Inc.	105,980	6,398,013
Hershey Co. (The)	24,997	2,708,425
Hormel Foods Corp.	48,368	1,704,972
JM Smucker Co. (The)	20,869	2,957,763
Kellogg Co.	45,283	3,354,112
Kraft Heinz Co. (The)	106,894	9,781,870
McCormick & Co., Inc.	20,526	2,020,169
Mead Johnson Nutrition Co.	33,106	2,906,376
Mondelez International, Inc., Class A	276,783	12,156,309
Tyson Foods, Inc., Class A	52,074	3,257,750
Total		57,221,850

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.9%
Church & Dwight Co., Inc.	46,350	2,310,084
Clorox Co. (The)	23,072	3,156,480
Colgate-Palmolive Co.	159,295	11,625,349
Kimberly-Clark Corp.	64,187	8,507,987
Procter & Gamble Co. (The)	479,582	43,675,533
Total		69,275,433
Personal Products 0.1%
Coty, Inc., Class A	84,260	1,582,403
Estee Lauder Companies, Inc. (The), Class A	39,838	3,300,578
Total		4,882,981
Tobacco 1.8%
Altria Group, Inc.	349,514	26,185,589
Philip Morris International, Inc.	278,028	30,402,362
Reynolds American, Inc.	148,201	9,124,735
Total		65,712,686
Total Consumer Staples		344,264,782
Energy 6.7%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	75,767	4,567,235
Halliburton Co.	154,925	8,282,291
Helmerich & Payne, Inc.	19,385	1,325,352
National Oilwell Varco, Inc.	67,683	2,735,747
Schlumberger Ltd.	249,344	20,037,284
TechnipFMC PLC(a)	84,242	2,722,701
Transocean Ltd.(a)	69,771	964,235
Total		40,634,845
Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	100,162	6,475,473
Apache Corp.	68,003	3,576,278
Cabot Oil & Gas Corp.	83,358	1,825,540
Chesapeake Energy Corp.(a)	133,591	728,071
Chevron Corp.	338,312	38,060,100
Cimarex Energy Co.	17,019	2,139,629
Concho Resources, Inc.(a)	26,170	3,466,217
ConocoPhillips	222,052	10,563,014
Devon Energy Corp.	93,841	4,068,946
Enbridge, Inc.	123,709	5,177,222
Common Stocks (continued)
Issuer	Shares	Value ($)
EOG Resources, Inc.	103,308	10,019,843
EQT Corp.	30,956	1,853,955
Exxon Mobil Corp.(b)	743,147	60,432,714
Hess Corp.	47,790	2,458,318
Kinder Morgan, Inc.	344,061	7,331,940
Marathon Oil Corp.	151,829	2,429,264
Marathon Petroleum Corp.	94,597	4,692,011
Murphy Oil Corp.	29,012	820,749
Newfield Exploration Co.(a)	35,351	1,288,897
Noble Energy, Inc.	76,823	2,797,125
Occidental Petroleum Corp.	136,956	8,977,466
ONEOK, Inc.	37,728	2,039,198
Phillips 66	79,346	6,204,064
Pioneer Natural Resources Co.	30,417	5,656,649
Range Resources Corp.	33,665	929,827
Southwestern Energy Co.(a)	87,959	660,572
Tesoro Corp.	20,944	1,784,219
Valero Energy Corp.	81,124	5,512,376
Williams Companies, Inc. (The)	146,212	4,143,648
Total		206,113,325
Total Energy		246,748,170
Financials 14.6%
Banks 6.7%
Bank of America Corp.	1,810,970	44,694,739
BB&T Corp.	145,417	7,012,008
Citigroup, Inc.	510,712	30,545,685
Citizens Financial Group, Inc.	91,740	3,428,324
Comerica, Inc.	30,871	2,200,485
Fifth Third Bancorp	135,414	3,715,760
Huntington Bancshares, Inc.	194,405	2,748,887
JPMorgan Chase & Co.	641,276	58,112,431
KeyCorp	193,680	3,635,374
M&T Bank Corp.	27,787	4,639,595
People’s United Financial, Inc.	55,808	1,071,514
PNC Financial Services Group, Inc. (The)	87,188	11,092,929
Regions Financial Corp.	220,613	3,368,760
SunTrust Banks, Inc.	87,960	5,232,740
U.S. Bancorp	286,327	15,747,985

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Wells Fargo & Co.	810,066	46,886,620
Zions Bancorporation	36,510	1,639,299
Total		245,773,135
Capital Markets 2.8%
Affiliated Managers Group, Inc.	9,820	1,649,073
Ameriprise Financial, Inc.(c)	28,324	3,724,606
Bank of New York Mellon Corp. (The)	189,492	8,932,653
BlackRock, Inc.	21,779	8,438,491
CBOE Holdings, Inc.	16,380	1,278,459
Charles Schwab Corp. (The)	216,195	8,736,440
CME Group, Inc.	60,814	7,386,468
E*TRADE Financial Corp.(a)	49,055	1,692,888
Franklin Resources, Inc.	62,178	2,676,141
Goldman Sachs Group, Inc. (The)	66,280	16,441,417
Intercontinental Exchange, Inc.	106,750	6,098,627
Invesco Ltd.	73,211	2,356,662
Moody’s Corp.	29,813	3,320,274
Morgan Stanley	258,440	11,802,955
Nasdaq, Inc.	20,426	1,452,493
Northern Trust Corp.	38,147	3,332,140
S&P Global, Inc.	46,431	6,011,422
State Street Corp.	64,980	5,179,556
T. Rowe Price Group, Inc.	43,622	3,106,323
Total		103,617,088
Consumer Finance 0.8%
American Express Co.	137,785	11,031,067
Capital One Financial Corp.	86,431	8,112,414
Discover Financial Services	70,687	5,028,673
Navient Corp.	54,317	837,025
Synchrony Financial	140,538	5,093,097
Total		30,102,276
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	340,303	58,334,740
Leucadia National Corp.	58,069	1,545,797
Total		59,880,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.7%
Aflac, Inc.	73,136	5,291,390
Allstate Corp. (The)	65,994	5,422,067
American International Group, Inc.	174,871	11,177,754
Aon PLC	47,147	5,452,551
Arthur J Gallagher & Co.	31,890	1,816,136
Assurant, Inc.	10,216	1,011,384
Chubb Ltd.	83,399	11,523,240
Cincinnati Financial Corp.	26,865	1,960,070
Hartford Financial Services Group, Inc. (The)	67,700	3,309,853
Lincoln National Corp.	40,965	2,874,104
Loews Corp.	49,516	2,326,262
Marsh & McLennan Companies, Inc.	92,401	6,789,625
MetLife, Inc.	196,981	10,329,684
Principal Financial Group, Inc.	47,952	2,998,918
Progressive Corp. (The)	104,001	4,074,759
Prudential Financial, Inc.	77,064	8,518,655
Torchmark Corp.	19,775	1,533,156
Travelers Companies, Inc. (The)	50,909	6,223,116
Unum Group	41,603	2,031,474
Willis Towers Watson PLC	23,037	2,958,642
Xl Group Ltd.	48,215	1,952,225
Total		99,575,065
Total Financials		538,948,101
Health Care 13.9%
Biotechnology 2.8%
AbbVie, Inc.	291,241	18,010,344
Alexion Pharmaceuticals, Inc.(a)	40,188	5,274,675
Amgen, Inc.	133,323	23,535,509
Biogen, Inc.(a)	38,990	11,252,514
Celgene Corp.(a)	138,930	17,159,244
Gilead Sciences, Inc.	236,110	16,641,033
Incyte Corp.(a)	31,410	4,180,671
Regeneron Pharmaceuticals, Inc.(a)	13,552	5,061,672
Vertex Pharmaceuticals, Inc.(a)	44,453	4,028,331
Total		105,143,993

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	308,445	13,904,701
Baxter International, Inc.	87,729	4,467,161
Becton Dickinson and Co.	38,055	6,965,968
Boston Scientific Corp.(a)	244,031	5,990,961
Cooper Companies, Inc. (The)	8,740	1,740,484
CR Bard, Inc.	13,181	3,232,508
Danaher Corp.	109,088	9,332,478
Dentsply Sirona, Inc.	41,374	2,628,076
Edwards Lifesciences Corp.(a)	38,317	3,603,331
Hologic, Inc.(a)	49,860	2,023,319
IDEXX Laboratories, Inc.(a)	16,070	2,329,186
Intuitive Surgical, Inc.(a)	6,941	5,115,517
Medtronic PLC	246,073	19,909,766
Stryker Corp.	55,701	7,160,920
Varian Medical Systems, Inc.(a)	16,739	1,404,235
Zimmer Biomet Holdings, Inc.	35,897	4,202,821
Total		94,011,432
Health Care Providers & Services 2.7%
Aetna, Inc.	62,888	8,097,459
AmerisourceBergen Corp.	29,979	2,743,378
Anthem, Inc.	47,212	7,781,482
Cardinal Health, Inc.	57,361	4,667,465
Centene Corp.(a)	30,630	2,159,415
CIGNA Corp.	46,015	6,851,633
DaVita, Inc.(a)	28,297	1,964,095
Envision Healthcare Corp.(a)	21,030	1,472,100
Express Scripts Holding Co.(a)	110,503	7,807,037
Five Star Quality Care, Inc.(a),(d)	0	1
HCA Holdings, Inc.(a)	52,374	4,569,108
Henry Schein, Inc.(a)	14,424	2,474,581
Humana, Inc.	26,718	5,644,177
Laboratory Corp. of America Holdings(a)	18,457	2,625,693
McKesson Corp.	38,025	5,708,693
Patterson Companies, Inc.	14,937	678,887
Quest Diagnostics, Inc.	24,844	2,420,799
UnitedHealth Group, Inc.	170,582	28,210,851
Universal Health Services, Inc., Class B	16,070	2,018,392
Total		97,895,246
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.1%
Cerner Corp.(a)	54,147	2,980,251
Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	58,130	2,982,069
Illumina, Inc.(a)	26,322	4,406,303
Mettler-Toledo International, Inc.(a)	4,700	2,238,234
PerkinElmer, Inc.	19,631	1,065,178
Thermo Fisher Scientific, Inc.	70,798	11,163,429
Waters Corp.(a)	14,445	2,238,830
Total		24,094,043
Pharmaceuticals 5.1%
Allergan PLC	67,216	16,455,821
Bristol-Myers Squibb Co.	299,506	16,984,985
Eli Lilly & Co.	174,107	14,417,801
Endo International PLC(a)	35,547	485,216
Johnson & Johnson	487,559	59,584,585
Mallinckrodt PLC(a)	18,972	994,512
Merck & Co., Inc.	494,120	32,547,684
Mylan NV(a)	82,475	3,451,579
Perrigo Co. PLC	25,693	1,921,066
Pfizer, Inc.	1,087,539	37,106,831
Zoetis, Inc.	88,506	4,718,255
Total		188,668,335
Total Health Care		512,793,300
Industrials 10.1%
Aerospace & Defense 2.3%
Arconic, Inc.	78,582	2,262,376
Boeing Co. (The)	102,863	18,538,998
General Dynamics Corp.	51,301	9,737,443
L-3 Communications Corp.	13,854	2,331,905
Lockheed Martin Corp.	45,159	12,038,486
Northrop Grumman Corp.	31,591	7,805,820
Raytheon Co.	52,627	8,112,452
Rockwell Collins, Inc.	23,349	2,231,931
Textron, Inc.	48,430	2,290,739
TransDigm Group, Inc.	8,990	2,285,258
United Technologies Corp.	137,232	15,445,462
Total		83,080,870

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	25,377	2,039,549
Expeditors International of Washington, Inc.	32,325	1,822,483
FedEx Corp.	43,814	8,455,226
United Parcel Service, Inc., Class B	123,547	13,066,331
Total		25,383,589
Airlines 0.6%
Alaska Air Group, Inc.	22,090	2,160,844
American Airlines Group, Inc.	92,855	4,304,758
Delta Air Lines, Inc.	131,975	6,589,511
Southwest Airlines Co.	110,321	6,376,554
United Continental Holdings, Inc.(a)	51,747	3,833,935
Total		23,265,602
Building Products 0.3%
Allegion PLC	17,185	1,247,459
Fortune Brands Home & Security, Inc.	27,650	1,598,999
Johnson Controls International PLC	167,872	7,040,552
Masco Corp.	58,841	1,987,649
Total		11,874,659
Commercial Services & Supplies 0.3%
Cintas Corp.	15,421	1,819,832
Republic Services, Inc.	41,433	2,566,774
Stericycle, Inc.(a)	15,244	1,263,423
Waste Management, Inc.	72,877	5,343,342
Total		10,993,371
Construction & Engineering 0.1%
Fluor Corp.	24,955	1,382,258
Jacobs Engineering Group, Inc.	21,644	1,220,938
Quanta Services, Inc.(a)	27,094	1,011,148
Total		3,614,344
Electrical Equipment 0.5%
Acuity Brands, Inc.	7,900	1,669,270
AMETEK, Inc.	41,478	2,238,567
Eaton Corp. PLC	80,950	5,826,781
Emerson Electric Co.	115,197	6,923,340
Rockwell Automation, Inc.	22,977	3,471,825
Total		20,129,783
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 2.4%
3M Co.	107,796	20,087,785
General Electric Co.	1,585,404	47,260,893
Honeywell International, Inc.	136,584	17,004,708
Roper Technologies, Inc.	18,182	3,803,674
Total		88,157,060
Machinery 1.5%
Caterpillar, Inc.	104,852	10,134,994
Cummins, Inc.	27,626	4,102,185
Deere & Co.	51,837	5,675,633
Dover Corp.	27,836	2,229,664
Flowserve Corp.	23,379	1,085,955
Fortive Corp.	53,904	3,107,566
Illinois Tool Works, Inc.	56,613	7,473,482
Ingersoll-Rand PLC	46,298	3,674,209
PACCAR, Inc.	62,819	4,196,937
Parker-Hannifin Corp.	23,908	3,701,915
Pentair PLC	29,968	1,739,942
Snap-On, Inc.	10,395	1,763,720
Stanley Black & Decker, Inc.	27,003	3,433,431
Xylem, Inc.	32,149	1,547,010
Total		53,866,643
Professional Services 0.3%
Dun & Bradstreet Corp. (The)	6,597	696,247
Equifax, Inc.	21,461	2,813,752
Nielsen Holdings PLC	60,218	2,671,271
Robert Half International, Inc.	23,094	1,114,055
Verisk Analytics, Inc.(a)	27,908	2,314,131
Total		9,609,456
Road & Rail 0.9%
CSX Corp.	167,860	8,151,282
JB Hunt Transport Services, Inc.	15,686	1,539,895
Kansas City Southern	19,281	1,708,875
Norfolk Southern Corp.	52,318	6,332,047
Ryder System, Inc.	9,584	729,822
Union Pacific Corp.	147,694	15,942,090
Total		34,404,011

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.2%
Fastenal Co.	51,797	2,591,404
United Rentals, Inc.(a)	15,091	1,932,101
WW Grainger, Inc.	9,826	2,436,455
Total		6,959,960
Total Industrials		371,339,348
Information Technology 21.2%
Communications Equipment 1.1%
Cisco Systems, Inc.	899,615	30,748,841
F5 Networks, Inc.(a)	11,706	1,677,119
Harris Corp.	22,276	2,448,132
Juniper Networks, Inc.	68,159	1,908,452
Motorola Solutions, Inc.	29,747	2,349,120
Total		39,131,664
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	55,285	3,826,275
Corning, Inc.	170,473	4,706,760
FLIR Systems, Inc.	24,396	895,577
TE Connectivity Ltd.	63,684	4,742,547
Total		14,171,159
Internet Software & Services 4.4%
Akamai Technologies, Inc.(a)	31,059	1,944,294
Alphabet, Inc., Class A(a)	53,066	44,837,056
Alphabet, Inc., Class C(a)	53,186	43,783,247
eBay, Inc.(a)	186,329	6,316,553
Facebook, Inc., Class A(a)	419,506	56,859,843
VeriSign, Inc.(a)	16,305	1,344,673
Yahoo!, Inc.(a)	157,317	7,183,094
Total		162,268,760
IT Services 3.7%
Accenture PLC, Class A	111,169	13,618,203
Alliance Data Systems Corp.	10,356	2,516,301
Automatic Data Processing, Inc.	80,858	8,297,648
Cognizant Technology Solutions Corp., Class A(a)	108,728	6,444,309
CSRA, Inc.	26,064	777,228
Fidelity National Information Services, Inc.	58,823	4,839,368
Fiserv, Inc.(a)	38,898	4,488,829
Global Payments, Inc.	27,540	2,194,663
Common Stocks (continued)
Issuer	Shares	Value ($)
International Business Machines Corp.	155,067	27,884,148
MasterCard, Inc., Class A	170,583	18,842,598
Paychex, Inc.	57,686	3,543,074
PayPal Holdings, Inc.(a)	201,112	8,446,704
Teradata Corp.(a)	23,283	724,101
Total System Services, Inc.	29,646	1,615,114
Visa, Inc., Class A	334,696	29,433,166
Western Union Co. (The)	86,890	1,706,520
Total		135,371,974
Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	55,225	4,524,584
Applied Materials, Inc.	193,708	7,016,104
Broadcom Ltd.	71,207	15,019,692
First Solar, Inc.(a)	13,963	505,321
Intel Corp.	849,299	30,744,624
KLA-Tencor Corp.	28,011	2,524,351
Lam Research Corp.	29,185	3,459,590
Linear Technology Corp.	43,077	2,781,913
Microchip Technology, Inc.	38,711	2,807,322
Micron Technology, Inc.(a)	184,988	4,336,119
NVIDIA Corp.	96,592	9,802,156
Qorvo, Inc.(a)	22,894	1,513,293
QUALCOMM, Inc.	264,683	14,949,296
Skyworks Solutions, Inc.	33,303	3,157,457
Texas Instruments, Inc.	179,119	13,724,098
Xilinx, Inc.	45,256	2,661,958
Total		119,527,878
Software 4.3%
Activision Blizzard, Inc.	122,535	5,530,004
Adobe Systems, Inc.(a)	89,111	10,545,396
Autodesk, Inc.(a)	35,104	3,029,475
CA, Inc.	56,160	1,812,283
Citrix Systems, Inc.(a)	27,949	2,206,574
Electronic Arts, Inc.(a)	54,077	4,677,660
Intuit, Inc.	43,698	5,481,477
Microsoft Corp.	1,393,461	89,153,635
Oracle Corp.	537,118	22,875,856
Red Hat, Inc.(a)	32,191	2,665,737

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Salesforce.com, Inc.(a)	114,397	9,306,196
Symantec Corp.	111,721	3,191,869
Total		160,476,162
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	955,632	130,912,028
Hewlett Packard Enterprise Co.	298,569	6,813,345
HP, Inc.	306,611	5,325,833
NetApp, Inc.	49,348	2,064,227
Seagate Technology PLC	52,786	2,543,757
Western Digital Corp.	51,162	3,933,335
Xerox Corp.	152,617	1,135,470
Total		152,727,995
Total Information Technology		783,675,592
Materials 2.8%
Chemicals 2.1%
Air Products & Chemicals, Inc.	38,961	5,472,852
Albemarle Corp.	20,160	2,046,442
CF Industries Holdings, Inc.	41,777	1,312,633
Dow Chemical Co. (The)	200,853	12,505,108
Eastman Chemical Co.	26,301	2,110,655
Ecolab, Inc.	47,023	5,829,441
EI du Pont de Nemours & Co.	155,797	12,236,296
FMC Corp.	23,981	1,381,785
International Flavors & Fragrances, Inc.	14,237	1,789,591
LyondellBasell Industries NV, Class A	59,885	5,463,907
Monsanto Co.	78,498	8,935,427
Mosaic Co. (The)	62,766	1,957,672
PPG Industries, Inc.	47,316	4,846,578
Praxair, Inc.	51,148	6,071,779
Sherwin-Williams Co. (The)	14,486	4,469,511
Total		76,429,677
Construction Materials 0.1%
Martin Marietta Materials, Inc.	11,374	2,456,215
Vulcan Materials Co.	23,714	2,860,146
Total		5,316,361
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Avery Dennison Corp.	15,944	1,286,840
Ball Corp.	31,323	2,303,180
International Paper Co.	73,699	3,883,937
Sealed Air Corp.	34,641	1,610,114
WestRock Co.	45,002	2,417,508
Total		11,501,579
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	237,535	3,182,969
Newmont Mining Corp.	95,117	3,256,806
Nucor Corp.	57,076	3,571,245
Total		10,011,020
Total Materials		103,258,637
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
American Tower Corp.	76,286	8,756,870
Apartment Investment & Management Co., Class A	28,122	1,308,517
AvalonBay Communities, Inc.	24,608	4,522,458
Boston Properties, Inc.	27,562	3,831,945
Crown Castle International Corp.	64,629	6,044,750
Digital Realty Trust, Inc.	28,480	3,075,840
Equinix, Inc.	12,793	4,811,064
Equity Residential	65,537	4,133,419
Essex Property Trust, Inc.	11,743	2,756,082
Extra Space Storage, Inc.	22,550	1,785,735
Federal Realty Investment Trust	12,870	1,811,195
GGP, Inc.	104,651	2,601,624
HCP, Inc.	83,794	2,747,605
Host Hotels & Resorts, Inc.	132,599	2,385,456
Iron Mountain, Inc.	43,912	1,596,201
Kimco Realty Corp.	76,171	1,847,147
Macerich Co. (The)	21,632	1,457,564
Mid-America Apartment Communities, Inc.	20,350	2,090,555
ProLogis, Inc.	94,736	4,836,273
Public Storage	26,731	6,080,233
Realty Income Corp.	46,349	2,840,267
Simon Property Group, Inc.	56,312	10,383,933
SL Green Realty Corp.	18,163	2,046,607

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
UDR, Inc.	47,890	1,747,985
Ventas, Inc.	63,459	4,128,008
Vornado Realty Trust	30,824	3,386,633
Welltower, Inc.	64,969	4,572,518
Weyerhaeuser Co.	134,063	4,520,604
Total		102,107,088
Real Estate Management & Development —%
CBRE Group, Inc., Class A(a)	53,792	1,916,071
Total Real Estate		104,023,159
Telecommunication Services 2.4%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	1,100,560	45,992,402
CenturyLink, Inc.	97,975	2,376,874
Frontier Communications Corp.	210,224	615,956
Level 3 Communications, Inc.(a)	52,245	2,991,026
Verizon Communications, Inc.	730,592	36,259,281
Total		88,235,539
Total Telecommunication Services		88,235,539
Utilities 3.2%
Electric Utilities 2.0%
Alliant Energy Corp.	40,770	1,609,600
American Electric Power Co., Inc.	88,119	5,901,329
Duke Energy Corp.	123,468	10,192,283
Edison International	58,390	4,656,019
Entergy Corp.	32,104	2,461,093
Eversource Energy	56,847	3,334,645
Exelon Corp.	165,465	6,074,220
FirstEnergy Corp.	76,295	2,474,247
NextEra Energy, Inc.	83,740	10,969,940
PG&E Corp.	90,620	6,048,885
Pinnacle West Capital Corp.	19,946	1,639,362
PPL Corp.	121,803	4,492,095
Southern Co. (The)	175,632	8,925,618
Xcel Energy, Inc.	91,029	3,978,877
Total		72,758,213
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	118,136	1,360,927
NRG Energy, Inc.	56,536	936,236
Total		2,297,163
Multi-Utilities 1.0%
Ameren Corp.	43,479	2,377,866
CenterPoint Energy, Inc.	77,184	2,108,667
CMS Energy Corp.	50,015	2,226,668
Consolidated Edison, Inc.	54,609	4,207,077
Dominion Resources, Inc.	112,324	8,720,835
DTE Energy Co.	32,160	3,260,381
NiSource, Inc.	57,837	1,382,883
Public Service Enterprise Group, Inc.	90,669	4,168,961
SCANA Corp.	25,612	1,776,192
Sempra Energy	44,813	4,942,426
WEC Energy Group, Inc.	56,561	3,408,931
Total		38,580,887
Water Utilities 0.1%
American Water Works Co., Inc.	31,900	2,488,200
Total Utilities		116,124,463
Total Common Stocks (Cost $1,882,890,502)		3,650,165,092

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(c),(e)	47,891,632	47,891,631
Total Money Market Funds (Cost $47,891,632)		47,891,631
Total Investments (Cost: $1,930,782,134)		3,698,056,723
Other Assets & Liabilities, Net		(5,592,073)
Net Assets		3,692,464,650

At February 28, 2017, securities and/or cash totaling $3,569,948 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Investments in derivatives
Futures contracts outstanding at February 28, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 Index	63	USD	37,214,100	03/2017	1,332,829	—
S&P 500 Index	27	USD	15,948,900	03/2017	742,280	—
Total			53,163,000		2,075,109	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Ameriprise Financial, Inc.	32,994	—	(4,670)	28,324	224,656	91,572	3,724,606
Columbia Short-Term Cash Fund, 0.692%	28,155,791	464,999,847	(445,264,006)	47,891,632	408	203,748	47,891,631
Total	28,188,785	464,999,847	(445,268,676)	47,919,956	225,064	295,320	51,616,237

(d)	Represents fractional shares.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	440,754,001	—	—	—	440,754,001
Consumer Staples	344,264,782	—	—	—	344,264,782
Energy	246,748,170	—	—	—	246,748,170
Financials	538,948,101	—	—	—	538,948,101
Health Care	512,793,299	1	—	—	512,793,300
Industrials	371,339,348	—	—	—	371,339,348
Information Technology	783,675,592	—	—	—	783,675,592
Materials	103,258,637	—	—	—	103,258,637
Real Estate	104,023,159	—	—	—	104,023,159
Telecommunication Services	88,235,539	—	—	—	88,235,539
Utilities	116,124,463	—	—	—	116,124,463
Total Common Stocks	3,650,165,091	1	—	—	3,650,165,092
Money Market Funds	—	—	—	47,891,631	47,891,631
Total Investments	3,650,165,091	1	—	47,891,631	3,698,056,723
Derivatives
Asset
Futures Contracts	2,075,109	—	—	—	2,075,109
Total	3,652,240,200	1	—	47,891,631	3,700,131,832
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,882,188,986
Affiliated issuers, at cost	48,593,148
Total investments, at cost	1,930,782,134
Investments, at value
Unaffiliated issuers, at value	3,646,440,486
Affiliated issuers, at value	51,616,237
Total investments, at value	3,698,056,723
Cash	2,528
Receivable for:
Investments sold	454,099
Capital shares sold	10,384,439
Dividends	7,636,492
Foreign tax reclaims	9,410
Expense reimbursement due from Investment Manager	120
Total assets	3,716,543,811
Liabilities
Payable for:
Investments purchased	5,487,242
Capital shares purchased	18,222,017
Variation margin	137,378
Management services fees	20,325
Distribution and/or service fees	7,362
Compensation of board members	201,527
Other expenses	3,310
Total liabilities	24,079,161
Net assets applicable to outstanding capital stock	$3,692,464,650
Represented by
Paid in capital	1,921,243,234
Undistributed net investment income	10,283,742
Accumulated net realized loss	(8,412,024)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,764,251,500
Investments - affiliated issuers	3,023,089
Futures contracts	2,075,109
Total - representing net assets applicable to outstanding capital stock	$3,692,464,650
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	19

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$1,071,791,070
Shares outstanding	23,732,936
Net asset value per share	$45.16
Class B
Net assets	$123,636
Shares outstanding	2,732
Net asset value per share	$45.25
Class I
Net assets	$3,197
Shares outstanding	70
Net asset value per share(a)	$45.37
Class R5
Net assets	$361,418,778
Shares outstanding	7,860,542
Net asset value per share	$45.98
Class Z
Net assets	$2,259,127,969
Shares outstanding	49,783,422
Net asset value per share	$45.38

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$78,372,794
Dividends — affiliated issuers	295,320
Total income	78,668,114
Expenses:
Management services fees	7,076,399
Distribution and/or service fees
Class A	2,671,665
Class B	1,544
Compensation of board members	86,224
Line of credit interest expense	1,380
Other	24,954
Total expenses	9,862,166
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,053)
Expense reduction	(3,300)
Total net expenses	9,763,813
Net investment income	68,904,301
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,082,887
Investments — affiliated issuers	225,064
Futures contracts	8,345,121
Net realized gain	45,653,072
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	656,144,994
Investments — affiliated issuers	1,209,141
Futures contracts	1,172,990
Net change in unrealized appreciation (depreciation)	658,527,125
Net realized and unrealized gain	704,180,197
Net increase in net assets resulting from operations	$773,084,498
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	21

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$68,904,301	$64,438,125
Net realized gain (loss)	45,653,072	(8,046,915)
Net change in unrealized appreciation (depreciation)	658,527,125	(286,984,374)
Net increase (decrease) in net assets resulting from operations	773,084,498	(230,593,164)
Distributions to shareholders
Net investment income
Class A	(18,229,802)	(22,249,897)
Class B	(1,364)	(2,716)
Class I	(58)	(67)
Class R5	(6,300,951)	(5,651,926)
Class Z	(42,314,042)	(53,272,680)
Net realized gains
Class A	(3,184,427)	(2,731,656)
Class B	(396)	(525)
Class I	(9)	(7)
Class R5	(980,818)	(543,620)
Class Z	(6,554,348)	(6,206,317)
Total distributions to shareholders	(77,566,215)	(90,659,411)
Decrease in net assets from capital stock activity	(244,867,921)	(140,228,807)
Total increase (decrease) in net assets	450,650,362	(461,481,382)
Net assets at beginning of year	3,241,814,288	3,703,295,670
Net assets at end of year	$3,692,464,650	$3,241,814,288
Undistributed net investment income	$10,283,742	$9,716,963
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	7,701,299	317,994,091	8,616,166	337,268,633
Distributions reinvested	477,119	19,901,629	582,904	23,472,176
Redemptions	(11,257,712)	(468,648,837)	(10,130,663)	(399,110,370)
Net decrease	(3,079,294)	(130,753,117)	(931,593)	(38,369,561)
Class B
Subscriptions	—	—	62	2,511
Distributions reinvested	41	1,725	77	3,104
Redemptions (a)	(1,797)	(74,548)	(1,625)	(64,567)
Net decrease	(1,756)	(72,823)	(1,486)	(58,952)
Class R5
Subscriptions	2,862,611	120,210,850	5,083,112	204,324,481
Distributions reinvested	171,476	7,281,769	151,465	6,195,546
Redemptions	(2,419,119)	(101,675,457)	(2,111,691)	(84,985,566)
Net increase	614,968	25,817,162	3,122,886	125,534,461
Class Z
Subscriptions	8,475,239	353,748,928	10,127,623	398,923,467
Distributions reinvested	906,336	37,978,489	1,152,502	46,609,911
Redemptions	(12,662,882)	(531,586,560)	(17,219,242)	(672,868,133)
Net decrease	(3,281,307)	(139,859,143)	(5,939,117)	(227,334,755)
Total net decrease	(5,747,389)	(244,867,921)	(3,749,310)	(140,228,807)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$37.05	0.73	8.24	8.97	(0.73)	(0.13)
2/29/2016	$40.60	0.64	(3.24)	(2.60)	(0.85)	(0.10)
2/28/2015	$35.85	0.83	4.52	5.35	(0.58)	(0.02)
2/28/2014	$29.16	0.53	6.67	7.20	(0.51)	—
2/28/2013	$26.35	0.50	2.88	3.38	(0.57)	—
Class B
2/28/2017	$37.13	0.41	8.27	8.68	(0.43)	(0.13)
2/29/2016	$40.70	0.31	(3.23)	(2.92)	(0.55)	(0.10)
2/28/2015	$35.93	0.50	4.59	5.09	(0.30)	(0.02)
2/28/2014	$29.24	0.28	6.69	6.97	(0.28)	—
2/28/2013	$26.44	0.28	2.89	3.17	(0.37)	—
Class I
2/28/2017	$37.21	0.84	8.28	9.12	(0.83)	(0.13)
2/29/2016	$40.78	0.75	(3.27)	(2.52)	(0.95)	(0.10)
2/28/2015	$36.01	0.89	4.59	5.48	(0.69)	(0.02)
2/28/2014	$29.28	0.62	6.70	7.32	(0.59)	—
2/28/2013	$26.45	0.57	2.89	3.46	(0.63)	—
Class R5
2/28/2017	$37.70	0.85	8.39	9.24	(0.83)	(0.13)
2/29/2016	$41.29	0.84	(3.38)	(2.54)	(0.95)	(0.10)
2/28/2015	$36.45	0.94	4.60	5.54	(0.68)	(0.02)
2/28/2014	$29.63	0.68	6.74	7.42	(0.60)	—
2/28/2013 (e)	$27.28	0.21	2.68	2.89	(0.54)	—
Class Z
2/28/2017	$37.22	0.84	8.28	9.12	(0.83)	(0.13)
2/29/2016	$40.78	0.75	(3.26)	(2.51)	(0.95)	(0.10)
2/28/2015	$36.00	0.89	4.59	5.48	(0.68)	(0.02)
2/28/2014	$29.28	0.62	6.69	7.31	(0.59)	—
2/28/2013	$26.45	0.57	2.89	3.46	(0.63)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Large Cap Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.86)	$45.16	24.40%	0.45% (c)	0.45% (c),(d)	1.77%	4%	$1,071,791
(0.95)	$37.05	(6.57%)	0.45%	0.45% (d)	1.63%	11%	$993,376
(0.60)	$40.60	14.98%	0.45%	0.45% (d)	2.18%	5%	$1,126,444
(0.51)	$35.85	24.80%	0.45%	0.45% (d)	1.63%	3%	$796,430
(0.57)	$29.16	12.98%	0.45% (c)	0.44% (c),(d)	1.85%	7%	$544,128

(0.56)	$45.25	23.49%	1.20% (c)	1.20% (c),(d)	1.00%	4%	$124
(0.65)	$37.13	(7.29%)	1.20%	1.20% (d)	0.79%	11%	$167
(0.32)	$40.70	14.20%	1.20%	1.20% (d)	1.31%	5%	$243
(0.28)	$35.93	23.88%	1.20%	1.20% (d)	0.86%	3%	$261
(0.37)	$29.24	12.08%	1.20% (c)	1.18% (c),(d)	1.04%	7%	$426

(0.96)	$45.37	24.73%	0.20% (c)	0.20% (c)	2.02%	4%	$3
(1.05)	$37.21	(6.36%)	0.20%	0.20%	1.91%	11%	$3
(0.71)	$40.78	15.27%	0.20%	0.20%	2.33%	5%	$3
(0.59)	$36.01	25.12%	0.22%	0.20%	1.88%	3%	$4
(0.63)	$29.28	13.28%	0.22% (c)	0.19% (c)	2.09%	7%	$3

(0.96)	$45.98	24.73%	0.20% (c)	0.20% (c)	2.02%	4%	$361,419
(1.05)	$37.70	(6.33%)	0.20%	0.20%	2.12%	11%	$273,170
(0.70)	$41.29	15.25%	0.20%	0.20%	2.44%	5%	$170,244
(0.60)	$36.45	25.14%	0.20%	0.20%	1.96%	3%	$98,439
(0.54)	$29.63	10.73%	0.14% (f)	0.14% (f)	2.48% (f)	7%	$3

(0.96)	$45.38	24.72%	0.20% (c)	0.20% (c),(d)	2.02%	4%	$2,259,128
(1.05)	$37.22	(6.34%)	0.20%	0.20% (d)	1.88%	11%	$1,975,099
(0.70)	$40.78	15.27%	0.20%	0.20% (d)	2.33%	5%	$2,406,361
(0.59)	$36.00	25.09%	0.20%	0.20% (d)	1.88%	3%	$2,308,382
(0.63)	$29.28	13.28%	0.20% (c)	0.19% (c),(d)	2.06%	7%	$1,961,058
Columbia Large Cap Index Fund | Annual Report 2017	25

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Large Cap Index Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
28	Columbia Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	2,075,109*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	8,345,121

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,172,990
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	38,493,219

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Index Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
30	Columbia Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s average daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,300.
Columbia Large Cap Index Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class B	7
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through June 30, 2017
Class A	0.450%
Class B	1.200
Class I	0.200
Class R5	0.200
Class Z	0.200
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,491,305)	1,491,305	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
66,846,217	10,719,998	77,566,215	90,659,411	—	90,659,411
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,453,856	24,441,446	—	1,736,496,228
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,961,560,495	1,804,396,875	(67,900,647)	1,736,496,228
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	—	10,424,167	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Large Cap Index Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $138,383,871 and $390,236,352, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended February 28, 2017, the average daily loan balance outstanding on days when borrowing existed was $32,500,000 at a weighted average interest rate of 1.53%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 14.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
34	Columbia Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Index Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
36	Columbia Large Cap Index Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$36,919,516
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Index Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
38	Columbia Large Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Index Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
40	Columbia Large Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Large Cap Index Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
42	Columbia Large Cap Index Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Index Fund | Annual Report 2017	43

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN175_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Large Cap Growth Fund III
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Large Cap Growth Fund III   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Growth Fund III   |  Annual Report 2017

Columbia Large Cap Growth Fund III  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Large Cap Growth Fund III (the Fund) seeks long-term growth of capital.
Portfolio management
John Wilson, CFA
Lead manager
Managed Fund since 2015
Peter Deininger, CFA, CAIA
Co-manager
Managed Fund since 2015
Tchintcia Barros, CFA
Co-manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	20.85	11.68	7.03
	Including sales charges		13.88	10.36	6.40
Class B	Excluding sales charges	12/31/97	19.79	10.83	6.22
	Including sales charges		14.79	10.69	6.22
Class C	Excluding sales charges	12/31/97	19.89	10.85	6.23
	Including sales charges		18.89	10.85	6.23
Class I *		09/27/10	21.31	12.20	7.38
Class R *		10/26/16	20.57	11.41	6.77
Class R4 *		11/08/12	21.11	11.92	7.14
Class R5 *		12/11/13	21.23	11.96	7.16
Class W *		10/26/16	20.92	11.70	7.04
Class Z		12/31/97	21.19	11.97	7.30
Russell 1000 Growth Index			22.15	13.79	9.07
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Fund III | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund III during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Alphabet, Inc., Class A	5.3
Apple, Inc.	4.7
Microsoft Corp.	4.5
Amazon.com, Inc.	4.1
Facebook, Inc., Class A	3.7
Visa, Inc., Class A	3.3
Comcast Corp., Class A	3.0
PepsiCo, Inc.	2.4
Electronic Arts, Inc.	2.2
FedEx Corp.	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	19.1
Consumer Staples	7.8
Energy	1.4
Financials	4.3
Health Care	16.0
Industrials	10.0
Information Technology	36.9
Materials	1.4
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Fund III | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 20.85% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 22.15% for the same time period. In a year that was strong for equities around the world, stock selection in the health care and industrials sectors generally accounted for the Fund’s modest shortfall relative to the benchmark.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98% for the 12 months ended February 28, 2017. Small and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin.
Contributors and detractors
Information technology stocks were the Fund’s strongest contributors to returns. Within information technology, NVIDIA was a standout performer. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company delivered above-consensus revenues and earnings growth with a variety of end markets that all did quite well. We took some profits and modestly trimmed the Fund’s position. Electronic Arts, Alibaba and Lam Research also did well in the information technology sector. Electronic Arts develops, markets, publishes and distributes video games. Investors continued to respond favorably to the company’s strong earnings and solid margin improvement. Alibaba, the leading Chinese e-commerce company, outperformed on strong top-line results from better mobile monetization, which led to earnings growth that exceeded expectations. Semiconductor capital equipment company Lam Research benefited from the strong business fundamentals surrounding memory pricing. In the fourth quarter of 2016, Lam Research and KLA Tencor formally abandoned their planned merger, which had raised antitrust concerns. Investors welcomed the removal of the overhang of uncertainty. All four of these stocks were overweight positions in the Fund, which magnified the impact of their gains relative to the benchmark. In the consumer staples sector, the Fund outperformed the benchmark on the basis of what it didn’t own — namely, beverage giant Coca Cola and supermarket chain Kroger. Coca Cola’s foreign earnings came under pressure as the U.S. dollar strengthened. Kroger’s topline sales slowed on competitive pressure and lower food inflation. The consumer staples sector was one of the weakest performers for the period. In the financials sector, gains from a sizeable position in Goldman Sachs accounted for the Fund’s outperformance relative to financials in the index. (Goldman Sachs is not included in the benchmark.) The company benefited from expected improvement in the capital markets and an easier regulatory environment under the new administration in Washington. In the consumer discretionary sector, an overweight in Amazon benefited relative results as market share gains in the company’s core retail business combined with consistent growth in cloud computing to drive its share price higher.
These gains were offset by disappointments from stock selection in the health care and industrials sectors. In health care, overweight positions in Edwards Lifesciences, Alexion Pharmaceuticals and Zimmer Biomet detracted from relative performance. Concerns that Edwards Lifesciences could experience slower growth for its heart valve replacement product weighed on the company and its shares fell in the final month of the period. We maintained the Fund’s position in Edwards Lifesciences because we continue to believe the market has significant potential even though adoption may be slower than expected. Alexion Pharmaceuticals, which develops therapies for patients with rare diseases, underperformed during the year as a result slowing sales of its flagship drug, Solaris, management changes and concerns over potential competition. Medical device manufacturer Zimmer Biomet experienced supply problems, which weighed on performance late in the calendar year. However, we believe those issues have been largely resolved and maintained the Fund’s position in Zimmer Biomed. The Fund’s health care results were also hampered by lack of exposure to United Health Care, a significant
Columbia Large Cap Growth Fund III | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
benchmark position, which performed well during the period. A position in Aetna, a competitor, did well but did not keep up with United Health Care. In the industrials sector, we sold Delta Airlines at a loss and used the proceeds to invest in Alaska Airlines, which delivered a solid gain, but not enough to offset the loss from the sale of Delta, which later rebounded. An out-of-benchmark position in Kansas City Southern also detracted from relative results. The company faces uncertainty, in light of the Trump administration, because of its exposure to Mexico. We trimmed the Fund’s position but continued to hold the stock.
At period’s end
Late in the period, we trimmed some of the Fund’s information technology exposure to capture some profits, given the sector’s strong performance. However, the Fund remained overweight in the sector as we continued to find attractive opportunities in semiconductors, software and internet-oriented areas. In information technology and elsewhere in the portfolio, we are attracted to companies with strong pipelines of innovative products, especially those whose valuations have come down after a year in which growth companies lost ground to value. Overall, our currently strategy remains unchanged: We continue to look for ideas where our internal research conviction is high and we can find a differentiated research view, and we seek opportunities in companies that have the potential to consistently drive organic revenue and earnings growth in an environment of slow economic growth and earnings scarcity.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Large Cap Growth Fund III | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 – February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,077.80	1,019.09	5.92	5.76	1.15
Class B	1,000.00	1,000.00	1,073.70	1,015.42	9.72	9.44	1.89
Class C	1,000.00	1,000.00	1,073.80	1,015.42	9.72	9.44	1.89
Class I	1,000.00	1,000.00	1,080.00	1,020.98	3.97	3.86	0.77
Class R	1,000.00	1,000.00	1,088.10 (a)	1,018.10	4.79 (a)	6.76	1.35 (a)
Class R4	1,000.00	1,000.00	1,079.60	1,020.53	4.43	4.31	0.86
Class R5	1,000.00	1,000.00	1,079.60	1,020.78	4.18	4.06	0.81
Class W	1,000.00	1,000.00	1,089.50 (a)	1,019.54	3.76 (a)	5.31	1.06 (a)
Class Z	1,000.00	1,000.00	1,079.90	1,020.43	4.54	4.41	0.88
(a)	Based on operations from October 26, 2016 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Large Cap Growth Fund III | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 19.1%
Hotels, Restaurants & Leisure 3.8%
Norwegian Cruise Line Holdings Ltd.(a)	364,228	18,466,359
Starbucks Corp.	320,918	18,250,607
Yum China Holdings, Inc.(a)	336,666	8,951,949
Yum! Brands, Inc.	336,666	21,991,023
Total		67,659,938
Household Durables 2.1%
Mohawk Industries, Inc.(a)	56,988	12,899,804
Newell Brands, Inc.	486,822	23,868,882
Total		36,768,686
Internet & Catalog Retail 6.1%
Amazon.com, Inc.(a)	85,162	71,965,296
Expedia, Inc.	111,391	13,259,985
Priceline Group, Inc. (The)(a)	13,620	23,482,651
Total		108,707,932
Media 4.4%
Comcast Corp., Class A	1,443,730	54,024,377
DISH Network Corp., Class A(a)	406,643	25,211,866
Total		79,236,243
Multiline Retail 1.0%
Dollar General Corp.	238,782	17,435,862
Specialty Retail 1.7%
TJX Companies, Inc. (The)	378,400	29,685,480
Total Consumer Discretionary		339,494,141
Consumer Staples 7.7%
Beverages 3.3%
Molson Coors Brewing Co., Class B	169,112	16,977,154
PepsiCo, Inc.	382,462	42,216,155
Total		59,193,309
Food & Staples Retailing 2.9%
Costco Wholesale Corp.	145,971	25,863,141
SYSCO Corp.	493,072	25,994,756
Total		51,857,897
Tobacco 1.5%
Philip Morris International, Inc.	243,405	26,616,337
Total Consumer Staples		137,667,543
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.4%
Oil, Gas & Consumable Fuels 1.4%
Cimarex Energy Co.	79,096	9,943,949
Hess Corp.	284,683	14,644,094
Total		24,588,043
Total Energy		24,588,043
Financials 4.4%
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	567,654	26,759,210
BlackRock, Inc.	32,522	12,600,974
Charles Schwab Corp. (The)	212,762	8,597,712
Goldman Sachs Group, Inc. (The)	118,355	29,359,141
Total		77,317,037
Total Financials		77,317,037
Health Care 15.9%
Biotechnology 8.9%
AbbVie, Inc.	439,095	27,153,635
Alexion Pharmaceuticals, Inc.(a)	190,489	25,001,681
Biogen, Inc.(a)	126,674	36,558,116
BioMarin Pharmaceutical, Inc.(a)	175,888	16,521,160
Celgene Corp.(a)	243,861	30,119,272
Intercept Pharmaceuticals, Inc.(a)	32,088	4,094,108
Vertex Pharmaceuticals, Inc.(a)	217,143	19,677,499
Total		159,125,471
Health Care Equipment & Supplies 4.4%
Edwards Lifesciences Corp.(a)	298,001	28,024,014
Medtronic PLC	260,661	21,090,081
Zimmer Biomet Holdings, Inc.	253,532	29,683,527
Total		78,797,622
Health Care Providers & Services 1.3%
Aetna, Inc.	174,813	22,508,922
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	146,299	23,068,426
Total Health Care		283,500,441
Industrials 10.0%
Aerospace & Defense 1.1%
L-3 Communications Corp.	117,229	19,731,985

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund III | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 2.1%
FedEx Corp.	194,124	37,462,049
Airlines 1.3%
Alaska Air Group, Inc.	236,966	23,180,014
Commercial Services & Supplies 0.4%
Stericycle, Inc.(a)	96,141	7,968,166
Electrical Equipment 0.7%
Sensata Technologies Holding NV(a)	295,912	12,147,188
Machinery 2.4%
Cummins, Inc.	101,466	15,066,687
Stanley Black & Decker, Inc.	106,668	13,562,836
Xylem, Inc.	277,434	13,350,124
Total		41,979,647
Professional Services 1.0%
Nielsen Holdings PLC	392,141	17,395,375
Road & Rail 1.0%
Kansas City Southern	196,794	17,441,852
Total Industrials		177,306,276
Information Technology 36.8%
Internet Software & Services 10.9%
Alibaba Group Holding Ltd., ADR(a)	232,422	23,916,224
Alphabet, Inc., Class A(a)	110,771	93,593,741
Alphabet, Inc., Class C(a)	14,780	12,167,044
Facebook, Inc., Class A(a)	478,855	64,904,006
Total		194,581,015
IT Services 4.7%
Leidos Holdings, Inc.	469,532	25,026,056
Visa, Inc., Class A	657,547	57,824,683
Total		82,850,739
Semiconductors & Semiconductor Equipment 6.8%
Broadcom Ltd.	155,885	32,880,823
Lam Research Corp.	185,417	21,979,331
Micron Technology, Inc.(a)	594,578	13,936,909
NVIDIA Corp.	262,994	26,688,631
Common Stocks (continued)
Issuer	Shares	Value ($)
NXP Semiconductors NV(a)	128,583	13,219,618
ON Semiconductor Corp.(a)	770,102	11,651,643
Total		120,356,955
Software 9.7%
Electronic Arts, Inc.(a)	456,362	39,475,313
Microsoft Corp.	1,236,429	79,106,727
Red Hat, Inc.(a)	213,750	17,700,638
Salesforce.com, Inc.(a)	262,230	21,332,410
ServiceNow, Inc.(a)	177,541	15,431,864
Total		173,046,952
Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	611,551	83,776,372
Total Information Technology		654,612,033
Materials 1.4%
Chemicals 1.4%
Eastman Chemical Co.	308,116	24,726,309
Total Materials		24,726,309
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
American Tower Corp.	247,976	28,465,165
Equinix, Inc.	36,990	13,910,829
Simon Property Group, Inc.	69,806	12,872,227
Total		55,248,221
Total Real Estate		55,248,221
Total Common Stocks (Cost $1,448,338,108)		1,774,460,044

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	7,904,233	7,904,233
Total Money Market Funds (Cost $7,904,233)		7,904,233
Total Investments (Cost: $1,456,242,341)		1,782,364,277
Other Assets & Liabilities, Net		(3,704,790)
Net Assets		1,778,659,487

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	28,592,349	341,520,727	(362,208,843)	7,904,233	(481)	56,146	7,904,233
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund III | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	339,494,141	—	—	—	339,494,141
Consumer Staples	137,667,543	—	—	—	137,667,543
Energy	24,588,043	—	—	—	24,588,043
Financials	77,317,037	—	—	—	77,317,037
Health Care	283,500,441	—	—	—	283,500,441
Industrials	177,306,276	—	—	—	177,306,276
Information Technology	654,612,033	—	—	—	654,612,033
Materials	24,726,309	—	—	—	24,726,309
Real Estate	55,248,221	—	—	—	55,248,221
Total Common Stocks	1,774,460,044	—	—	—	1,774,460,044
Money Market Funds	—	—	—	7,904,233	7,904,233
Total Investments	1,774,460,044	—	—	7,904,233	1,782,364,277
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2017	11

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,448,338,108
Affiliated issuers, at cost	7,904,233
Total investments, at cost	1,456,242,341
Investments, at value
Unaffiliated issuers, at value	1,774,460,044
Affiliated issuers, at value	7,904,233
Total investments, at value	1,782,364,277
Receivable for:
Investments sold	4,197,528
Capital shares sold	209,816
Dividends	1,549,866
Prepaid expenses	1,979
Other assets	23,188
Total assets	1,788,346,654
Liabilities
Payable for:
Investments purchased	4,096,569
Capital shares purchased	4,737,200
Management services fees	34,514
Distribution and/or service fees	17,955
Transfer agent fees	189,798
Compensation of board members	483,533
Compensation of chief compliance officer	388
Other expenses	127,210
Total liabilities	9,687,167
Net assets applicable to outstanding capital stock	$1,778,659,487
Represented by
Paid in capital	1,435,569,163
Excess of distributions over net investment income	(695,724)
Accumulated net realized gain	17,664,112
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	326,121,936
Total - representing net assets applicable to outstanding capital stock	$1,778,659,487
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund III | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$840,033,544
Shares outstanding	53,371,612
Net asset value per share	$15.74
Maximum offering price per share(a)	$16.70
Class B
Net assets	$1,862,802
Shares outstanding	162,643
Net asset value per share	$11.45
Class C
Net assets	$426,639,747
Shares outstanding	36,830,880
Net asset value per share	$11.58
Class I
Net assets	$3,697
Shares outstanding	216
Net asset value per share(b)	$17.10
Class R
Net assets	$26,278,111
Shares outstanding	1,656,013
Net asset value per share	$15.87
Class R4
Net assets	$24,410,609
Shares outstanding	1,410,923
Net asset value per share	$17.30
Class R5
Net assets	$8,529,902
Shares outstanding	489,099
Net asset value per share	$17.44
Class W
Net assets	$3,673
Shares outstanding	231
Net asset value per share(b)	$15.89
Class Z
Net assets	$450,897,402
Shares outstanding	26,774,852
Net asset value per share	$16.84

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2017	13

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$12,961,447
Dividends — affiliated issuers	56,146
Total income	13,017,593
Expenses:
Management services fees	7,391,898
Distribution and/or service fees
Class A	1,287,980
Class B	19,311
Class C	2,402,933
Class R(a)	45,634
Class W(b)	3
Transfer agent fees
Class A	790,682
Class B	3,070
Class C	361,274
Class R(a)	11,619
Class R4	13,306
Class R5	2,997
Class W(b)	1
Class Z	346,983
Compensation of board members	55,209
Custodian fees	18,829
Printing and postage fees	111,031
Registration fees	55,387
Audit fees	35,453
Legal fees	14,568
Compensation of chief compliance officer	288
Other	139,404
Total expenses	13,107,860
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(54,911)
Expense reduction	(1,640)
Total net expenses	13,051,309
Net investment loss	(33,716)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	50,807,620
Investments — affiliated issuers	(481)
Foreign currency translations	39
Net realized gain	50,807,178
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	174,917,212
Foreign currency translations	2,690
Net change in unrealized appreciation (depreciation)	174,919,902
Net realized and unrealized gain	225,727,080
Net increase in net assets resulting from operations	$225,693,364

(a)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(b)	Class W shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund III | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017 (a),(b)	Year Ended February 29, 2016
Operations
Net investment loss	$(33,716)	$(5,199,932)
Net realized gain	50,807,178	238,194,178
Net change in unrealized appreciation (depreciation)	174,919,902	(324,513,962)
Net increase (decrease) in net assets resulting from operations	225,693,364	(91,519,716)
Distributions to shareholders
Net realized gains
Class A	(47,042,172)	(88,649,651)
Class B	(245,574)	(851,880)
Class C	(25,947,104)	(46,922,640)
Class I	(251)	(464)
Class R	(196,090)	—
Class R4	(409,278)	(3,991,973)
Class R5	(550,070)	(1,215,209)
Class W	(29)	—
Class Z	(16,329,165)	(43,563,066)
Total distributions to shareholders	(90,719,733)	(185,194,883)
Increase (decrease) in net assets from capital stock activity	999,362,872	(169,504,539)
Total increase (decrease) in net assets	1,134,336,503	(446,219,138)
Net assets at beginning of year	644,322,984	1,090,542,122
Net assets at end of year	$1,778,659,487	$644,322,984
Excess of distributions over net investment income	$(695,724)	$(508,851)

(a)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(b)	Class W shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017 (a), (b)		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (c)	2,031,189	29,643,851	4,427,949	81,872,803
Fund reorganization	37,488,922	542,761,159	—	—
Distributions reinvested	2,142,158	30,334,992	3,282,991	57,779,995
Redemptions	(12,228,776)	(183,704,837)	(10,271,531)	(190,188,013)
Net increase (decrease)	29,433,493	419,035,165	(2,560,591)	(50,535,215)
Class B
Subscriptions	9,733	101,002	30,223	416,419
Fund reorganization	271,172	2,872,181	—	—
Distributions reinvested	12,667	131,594	28,684	394,907
Redemptions (c)	(295,465)	(3,286,747)	(272,285)	(4,012,136)
Net decrease	(1,893)	(181,970)	(213,378)	(3,200,810)
Class C
Subscriptions	1,265,643	13,434,091	2,064,880	28,755,085
Fund reorganization	30,052,755	321,908,822	—	—
Distributions reinvested	1,337,397	14,052,374	1,690,394	23,264,246
Redemptions	(8,723,824)	(97,262,884)	(4,417,413)	(63,038,735)
Net increase (decrease)	23,931,971	252,132,403	(662,139)	(11,019,404)
Class I
Fund reorganization	95	1,488	—	—
Net increase	95	1,488	—	—
Class R
Subscriptions	74,032	1,108,240	—	—
Fund reorganization	1,945,387	28,416,654	—	—
Distributions reinvested	12,237	180,746	—	—
Redemptions	(375,643)	(5,628,093)	—	—
Net increase	1,656,013	24,077,547	—	—
Class R4
Subscriptions	137,292	2,255,290	471,382	9,421,252
Fund reorganization	1,446,760	22,990,666	—	—
Distributions reinvested	26,085	409,022	212,026	3,991,536
Redemptions	(410,037)	(6,737,338)	(1,334,180)	(23,461,566)
Net increase (decrease)	1,200,100	18,917,640	(650,772)	(10,048,778)
Class R5
Subscriptions	69,828	1,148,004	43,806	918,424
Fund reorganization	341,216	5,464,112	—	—
Distributions reinvested	35,214	549,810	63,388	1,214,764
Redemptions	(261,224)	(4,286,097)	(198,513)	(4,031,461)
Net increase (decrease)	185,034	2,875,829	(91,319)	(1,898,273)
Class W
Subscriptions	170	2,499	—	—
Fund reorganization	102	1,485	—	—
Redemptions	(41)	(615)	—	—
Net increase	231	3,369	—	—
Class Z
Subscriptions	2,286,902	36,484,373	1,931,162	37,151,303
Fund reorganization	25,032,233	387,279,104	—	—
Distributions reinvested	759,229	11,506,932	1,728,002	32,179,248
Redemptions	(9,538,590)	(152,769,008)	(8,734,883)	(162,132,610)
Net increase (decrease)	18,539,774	282,501,401	(5,075,719)	(92,802,059)
Total net increase (decrease)	74,944,818	999,362,872	(9,253,918)	(169,504,539)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund III | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(b)	Class W shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$14.87	0.02	2.84	2.86	—	(1.99)
2/29/2016	$20.50	(0.09)	(1.73)	(1.82)	—	(3.81)
2/28/2015	$21.22	(0.05)	2.41	2.36	—	(3.08)
2/28/2014	$20.84	(0.02)	6.50	6.48	—	(6.10)
2/28/2013	$24.18	0.06	1.28	1.34	(0.11)	(4.57)
Class B
2/28/2017	$11.41	(0.07)	2.10	2.03	—	(1.99)
2/29/2016	$16.70	(0.19)	(1.32)	(1.51)	—	(3.78)
2/28/2015	$17.84	(0.16)	1.98	1.82	—	(2.96)
2/28/2014	$18.35	(0.16)	5.61	5.45	—	(5.96)
2/28/2013	$21.88	(0.09)	1.13	1.04	—	(4.57)
Class C
2/28/2017	$11.51	(0.07)	2.13	2.06	—	(1.99)
2/29/2016	$16.81	(0.18)	(1.34)	(1.52)	—	(3.78)
2/28/2015	$17.94	(0.16)	1.99	1.83	—	(2.96)
2/28/2014	$18.42	(0.16)	5.64	5.48	—	(5.96)
2/28/2013	$21.96	(0.10)	1.13	1.03	—	(4.57)
Class I
2/28/2017	$15.94	0.09	3.06	3.15	—	(1.99)
2/29/2016	$21.62	0.01	(1.87)	(1.86)	—	(3.82)
2/28/2015	$22.18	0.06	2.55	2.61	—	(3.17)
2/28/2014	$21.53	0.09	6.74	6.83	—	(6.18)
2/28/2013	$24.81	0.17	1.32	1.49	(0.20)	(4.57)
Class R
2/28/2017 (f)	$14.69	(0.01)	1.30	1.29	—	(0.11)
Class R4
2/28/2017	$16.13	0.06	3.10	3.16	—	(1.99)
2/29/2016	$21.88	(0.05)	(1.89)	(1.94)	—	(3.81)
2/28/2015	$22.42	0.01	2.57	2.58	—	(3.12)
2/28/2014	$21.72	0.00 (h)	6.84	6.84	—	(6.14)
2/28/2013 (i)	$22.72	0.01	2.25	2.26	(0.18)	(3.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund III | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.99)	$15.74	20.85%	1.18% (c)	1.17% (c),(d)	0.11%	29%	$840,034
(3.81)	$14.87	(11.07%)	1.24% (e)	1.22% (d),(e)	(0.46%)	102%	$356,035
(3.08)	$20.50	12.29%	1.22% (e)	1.22% (d),(e)	(0.23%)	53%	$543,323
(6.10)	$21.22	34.77%	1.21% (e)	1.21% (d),(e)	(0.07%)	95%	$598,791
(4.68)	$20.84	6.84%	1.34%	1.29% (d)	0.28%	76%	$932,546

(1.99)	$11.45	19.79%	1.92% (c)	1.92% (c),(d)	(0.63%)	29%	$1,863
(3.78)	$11.41	(11.72%)	1.98% (e)	1.97% (d),(e)	(1.22%)	102%	$1,877
(2.96)	$16.70	11.48%	1.97% (e)	1.97% (d),(e)	(0.98%)	53%	$6,310
(5.96)	$17.84	33.71%	1.96% (e)	1.96% (d),(e)	(0.84%)	95%	$10,640
(4.57)	$18.35	6.09%	2.09%	2.04% (d)	(0.46%)	76%	$14,818

(1.99)	$11.58	19.89%	1.91% (c)	1.91% (c),(d)	(0.63%)	29%	$426,640
(3.78)	$11.51	(11.70%)	1.99% (e)	1.97% (d),(e)	(1.21%)	102%	$148,420
(2.96)	$16.81	11.47%	1.97% (e)	1.97% (d),(e)	(0.98%)	53%	$227,979
(5.96)	$17.94	33.75%	1.96% (e)	1.96% (d),(e)	(0.85%)	95%	$246,747
(4.57)	$18.42	6.02%	2.09%	2.04% (d)	(0.47%)	76%	$225,678

(1.99)	$17.10	21.31%	0.76% (c)	0.76% (c)	0.57%	29%	$4
(3.82)	$15.94	(10.63%)	0.73% (e)	0.73% (e)	0.03%	102%	$2
(3.17)	$21.62	12.91%	0.71% (e)	0.71% (e)	0.28%	53%	$3
(6.18)	$22.18	35.39%	0.73% (e)	0.73% (e)	0.40%	95%	$3
(4.77)	$21.53	7.29%	0.88%	0.86%	0.71%	76%	$3

(0.11)	$15.87	8.81%	1.35% (g)	1.35% (d),(g)	(0.14%) (g)	29%	$26,278

(1.99)	$17.30	21.11%	0.92% (c)	0.92% (c),(d)	0.32%	29%	$24,411
(3.81)	$16.13	(10.88%)	0.98% (e)	0.97% (d),(e)	(0.23%)	102%	$3,401
(3.12)	$21.88	12.64%	0.98% (e)	0.97% (d),(e)	0.03%	53%	$18,848
(6.14)	$22.42	35.07%	0.97% (e)	0.97% (d),(e)	0.02%	95%	$5,255
(3.26)	$21.72	10.88%	1.03% (g)	0.99% (g)	0.18% (g)	76%	$2
Columbia Large Cap Growth Fund III | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
2/28/2017	$16.23	0.08	3.12	3.20	—	(1.99)
2/29/2016	$21.96	(0.01)	(1.90)	(1.91)	—	(3.82)
2/28/2015	$22.49	0.04	2.58	2.62	—	(3.15)
2/28/2014 (j)	$25.48	(0.00) (h)	1.77	1.77	—	(4.76)
Class W
2/28/2017 (k)	$14.69	0.01	1.30	1.31	—	(0.11)
Class Z
2/28/2017	$15.74	0.06	3.03	3.09	—	(1.99)
2/29/2016	$21.44	(0.04)	(1.85)	(1.89)	—	(3.81)
2/28/2015	$22.04	0.01	2.51	2.52	—	(3.12)
2/28/2014	$21.44	0.04	6.70	6.74	—	(6.14)
2/28/2013	$24.73	0.13	1.31	1.44	(0.16)	(4.57)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.01%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Rounds to zero.
(i)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Class R5 shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(k)	Class W shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund III | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.99)	$17.44	21.23%	0.83% (c)	0.83% (c)	0.46%	29%	$8,530
(3.82)	$16.23	(10.72%)	0.83% (e)	0.83% (e)	(0.07%)	102%	$4,934
(3.15)	$21.96	12.77%	0.82% (e)	0.82% (e)	0.17%	53%	$8,682
(4.76)	$22.49	8.59%	0.81% (e),(g)	0.81% (e),(g)	(0.02%) (g)	95%	$6,220

(0.11)	$15.89	8.95%	1.06% (g)	1.06% (d),(g)	0.14% (g)	29%	$4

(1.99)	$16.84	21.19%	0.90% (c)	0.90% (c),(d)	0.37%	29%	$450,897
(3.81)	$15.74	(10.87%)	0.98% (e)	0.97% (d),(e)	(0.22%)	102%	$129,655
(3.12)	$21.44	12.59%	0.98% (e)	0.97% (d),(e)	0.03%	53%	$285,397
(6.14)	$22.04	35.08%	0.96% (e)	0.96% (d),(e)	0.16%	95%	$289,882
(4.73)	$21.44	7.12%	1.09%	1.04% (d)	0.55%	76%	$404,071
Columbia Large Cap Growth Fund III | Annual Report 2017	21

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Large Cap Growth Fund III (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus. Class R shares commenced operations on October 26, 2016.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on October 26, 2016. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
22	Columbia Large Cap Growth Fund III | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Large Cap Growth Fund III | Annual Report 2017	23

Notes to Financial Statements  (continued)
February 28, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Large Cap Growth Fund III | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.73% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Large Cap Growth Fund III | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.16
Class C	0.15
Class I	0.006
Class R	0.13
Class R4	0.15
Class R5	0.051
Class W	0.09
Class Z	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,640.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
26	Columbia Large Cap Growth Fund III | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	60,876
Class B	242
Class C	4,403
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.170%	1.22%
Class B	1.920	1.97
Class C	1.920	1.97
Class I	0.780	0.81
Class R	1.420	—
Class R4	0.920	0.97
Class R5	0.830	0.86
Class W	1.170	—
Class Z	0.920	0.97
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Large Cap Growth Fund III | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(153,157)	(18,146,533)	18,299,690
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
—	90,719,733	90,719,733	8,560,220	176,634,663	185,194,883
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	20,511,539	(516,032)	323,790,541
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,458,573,736	345,195,028	(21,404,487)	323,790,541
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	516,032	—	516,032	17,212,863	1,297,463,369	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2017.
28	Columbia Large Cap Growth Fund III | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Late year ordinary losses ($)	Post-October capital losses ($)
214,091	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $313,075,681 and $687,036,319, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Fund reorganization
At the close of business on October 28, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund II and Columbia Large Cap Growth Fund V, each a series of Columbia Funds Series Trust (the Acquired Funds). The reorganization was completed after the Board of Trustees of the Acquired Funds approved a plan of reorganization at a meeting held on September 12-14, 2016. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $555,978,083 and the combined net assets immediately after the reorganization were $1,867,673,754.
The reorganization was accomplished by a tax-free exchange of 33,337,606 shares of Columbia Large Cap Growth Fund II valued at $656,067,870 (including $41,222,134 of unrealized appreciation) and 47,796,834 shares of Columbia Large Cap Growth Fund V valued at $655,627,801 (including $89,691,806 of unrealized appreciation).
Columbia Large Cap Growth Fund III | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
In exchange for the Acquired Funds’ shares, the Fund issued the following number of shares:
Shares
Class A	37,488,922
Class B	271,172
Class C	30,052,755
Class I	95
Class R	1,945,387
Class R4	1,446,760
Class R5	341,216
Class W	102
Class Z	25,032,233
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Funds’ cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $2.4 million, $109.0 million, $276.3 million and $387.6 million, respectively.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 26.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
30	Columbia Large Cap Growth Fund III | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Growth Fund III | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Growth Fund III
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund III (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
32	Columbia Large Cap Growth Fund III | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$36,445,747
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Growth Fund III | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
34	Columbia Large Cap Growth Fund III | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Growth Fund III | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
36	Columbia Large Cap Growth Fund III | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Large Cap Growth Fund III | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Large Cap Growth Fund III | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Growth Fund III | Annual Report 2017	39

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Columbia Large Cap Growth Fund III
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN186_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Mid Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Mid Cap Index Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Index Fund   |  Annual Report 2017

Columbia Mid Cap Index Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Mid Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead manager
Managed Fund since 2014
Vadim Shteyn
Co-manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	31.10	13.30	8.72
Class I *	09/27/10	31.52	13.64	9.01
Class R5 *	11/08/12	31.35	13.61	9.00
Class Z	03/31/00	31.45	13.59	8.99
S&P MidCap 400 Index		31.73	13.83	9.15
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Index Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Advanced Micro Devices, Inc.	0.7
Synopsys, Inc.	0.6
Alexandria Real Estate Equities, Inc.	0.6
ResMed, Inc.	0.6
Huntington Ingalls Industries, Inc.	0.6
Alleghany Corp.	0.6
SVB Financial Group	0.6
CDK Global, Inc.	0.6
Raymond James Financial, Inc.	0.6
WhiteWave Foods Co. (The)	0.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	96.5
Money Market Funds	3.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	11.1
Consumer Staples	4.1
Energy	3.5
Financials	16.8
Health Care	7.5
Industrials	14.6
Information Technology	18.1
Materials	7.9
Real Estate	10.8
Telecommunication Services	0.2
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 31.10%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned 31.73% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market rallied despite unpredictability
If the 12-month period ended February 28, 2017 is remembered for anything, it will be the inability to predict events. As the period began, uncertainty and investors’ general lack of conviction drove most of the market. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the United Kingdom opted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.
The surprising outcome of the U.S. election sparked a sudden and significant change in investors’ outlook. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations literally overnight. The election result therefore touched off a flood of cash into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.
The election sweep by the Republican party paved the way for an active growth-oriented economic policy in the early days of the Trump administration, and the U.S. equity market surged to new record highs. By the end of February 2017, the “Trump Rally” had turned into the “Trump Hope Rally,” as hopes for lower corporate taxes, reduced regulatory pressures, more spending and thus improved corporate earnings combined to produce a 5.57% S&P 500 Index return and a 4.14% S&P MidCap 400 Index return in the first two months of 2017. The Dow Jones Industrial Average posted 12 consecutive day record closing highs, matching its own record set back in January of 1987.
While Americans continued, at the end of the period, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a remarkable run. In returning 11.96% in 2016 and strong results in the first two months of 2017, the S&P 500 Index had produced a positive return for eight consecutive years and in 13 of the past 14 years. For the annual period overall, mid-cap stocks outpaced their larger-cap counterparts by a significant margin.
Index enjoyed broad-based positive returns
All sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 28, 2017. In terms of total return and on the basis of impact, which takes weightings and total returns into account, materials, financials and information technology, each considered an economically-sensitive cyclical sector, were the best relative performers. The top performing industries for the period were consumer finance; automobiles; metals and mining; construction materials; and technology hardware storage and peripherals.
Conversely, telecommunication services, consumer discretionary and consumer staples were the weakest sectors from a total return perspective. On the basis of impact, telecommunication services, consumer staples and utilities, each traditionally considered more defensive sectors, were the weakest. The worst performing industries for the period were internet and direct marketing retail; internet software and services; beverages; textiles apparel and luxury goods; and multiline retail.
Top individual contributors within the S&P MidCap 400 Index included semiconductor products manufacturer Advanced Micro Devices, consulting and information technology services provider Computer Sciences, Silicon Valley Bank holding company SVB Financial Group, diversified carbon-steel producer and metals recycler Steel Dynamics and integrated steel producer United States Steel. Top detractors were outdoor sports and recreation consumer products manufacturer Vista Outdoor, retail grocery store chain operator Sprouts Farmers Markets, hospital and related health care facilities owner and operator Tenet Healthcare, consumer fashion accessories company Fossil Group and technology-based user interface solutions developer Synaptics.
Columbia Mid Cap Index Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Information technology was the largest sector by weighting in the S&P MidCap 400 Index as of February 28, 2017, with a weighting of 17.41%. During the period ending February 28, 2017, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index.
Index additions and deletions drove portfolio changes
During the period, there were 51 additions and 52 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were CONSOL Energy, WebMD Health, Tenet Healthcare, GameStop, Brocade Communications Systems, Dycom Industries, Avis Budget Group, Sally Beauty Holdings, Diamond Offshore Drilling, Quality Care Properties, Legg Mason, Owens-Illinois, Papa John’s International, Cooper Tire & Rubber, Dillard’s and Pitney Bowes. Deletions included Centene, Foot Locker, SunEdison, Jarden, Global Payments, Alaska Air Group, Arthur J. Gallagher, First Niagara Financial Group, DreamWorks Animation, RR Donnelley & Sons, Abercrombie & Fitch, Rackspace Hosting, Lexmark International, Post Properties, IDEXX Laboratories and CLARCOR.
We do not currently anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P MidCap 400 Index.
Derivatives usage
As the Fund strategy is to fully replicate the S&P MidCap 400 Index, the Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. In other words, we used equity index futures to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund’s cash position but was generally minimal in size and impact.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Mid Cap Index Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,111.00	1,022.56	2.36	2.26	0.45
Class I	1,000.00	1,000.00	1,112.90	1,023.80	1.05	1.00	0.20
Class R5	1,000.00	1,000.00	1,112.30	1,023.80	1.05	1.00	0.20
Class Z	1,000.00	1,000.00	1,113.00	1,023.80	1.05	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Mid Cap Index Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.0%
Issuer	Shares	Value ($)
Consumer Discretionary 10.7%
Auto Components 0.6%
Cooper Tire & Rubber Co.	135,140	5,466,413
Dana, Inc.	363,910	6,874,260
Gentex Corp.	724,956	15,245,825
Total		27,586,498
Automobiles 0.3%
Thor Industries, Inc.	121,084	13,418,529
Distributors 0.3%
Pool Corp.	104,600	11,998,666
Diversified Consumer Services 0.7%
DeVry Education Group, Inc.	144,188	4,635,644
Graham Holdings Co., Class B	11,762	6,330,897
Service Corp. International	481,991	14,811,583
Sotheby’s (a)	116,602	5,262,248
Total		31,040,372
Hotels, Restaurants & Leisure 2.5%
Brinker International, Inc.	125,639	5,306,991
Buffalo Wild Wings, Inc.(a)	46,060	7,139,300
Cheesecake Factory, Inc. (The)	111,615	6,814,096
Churchill Downs, Inc.	31,520	4,737,456
Cracker Barrel Old Country Store, Inc.	60,830	9,793,022
Domino’s Pizza, Inc.	121,660	23,092,285
Dunkin’ Brands Group, Inc.	232,100	12,767,821
International Speedway Corp., Class A	65,459	2,428,529
Jack in the Box, Inc.	81,820	7,667,352
Panera Bread Co., Class A(a)	55,241	12,749,623
Papa John’s International, Inc.	67,200	5,303,424
Texas Roadhouse, Inc.	162,380	6,868,674
Wendy’s Co. (The)	507,278	7,071,455
Total		111,740,028
Household Durables 1.5%
CalAtlantic Group, Inc.	184,970	6,534,990
Helen of Troy Ltd.(a)	70,530	6,890,781
KB Home	210,496	3,736,304
NVR, Inc.(a)	8,922	17,263,802
Tempur Sealy International, Inc.(a)	127,454	5,887,100
Toll Brothers, Inc.(a)	377,606	12,891,469
Common Stocks (continued)
Issuer	Shares	Value ($)
TRI Pointe Group, Inc.(a)	368,560	4,400,607
Tupperware Brands Corp.	127,930	7,725,693
Total		65,330,746
Internet & Catalog Retail 0.1%
HSN, Inc.	80,549	3,036,697
Leisure Products 0.7%
Brunswick Corp.	226,940	13,591,437
Polaris Industries, Inc.	150,764	12,846,600
Vista Outdoor, Inc.(a)	148,804	3,010,305
Total		29,448,342
Media 1.3%
AMC Networks, Inc., Class A(a)	149,144	8,920,303
Cable One, Inc.	11,854	7,413,729
Cinemark Holdings, Inc.	267,553	11,202,444
John Wiley & Sons, Inc., Class A	113,694	5,934,827
Live Nation Entertainment, Inc.(a)	334,590	9,505,702
Meredith Corp.	92,418	5,794,608
New York Times Co. (The), Class A	308,219	4,438,354
Time, Inc.	250,650	4,398,907
Total		57,608,874
Multiline Retail 0.3%
Big Lots, Inc.	112,640	5,782,937
Dillard’s, Inc., Class A	65,800	3,587,416
JCPenney Co., Inc.(a)	780,090	4,945,771
Total		14,316,124
Specialty Retail 1.7%
Aaron’s, Inc.	160,829	4,387,415
American Eagle Outfitters, Inc.	432,594	6,856,615
Cabela’s, Inc.(a)	129,960	6,087,326
Chico’s FAS, Inc.	326,928	4,733,917
CST Brands, Inc.	191,520	9,217,858
Dick’s Sporting Goods, Inc.	222,510	10,891,864
GameStop Corp., Class A	257,770	6,299,899
Murphy USA, Inc.(a)	91,810	5,848,297
Office Depot, Inc.	1,336,962	5,575,132
Sally Beauty Holdings, Inc.(a)	364,640	7,974,677
Williams-Sonoma, Inc.	206,078	10,013,330
Total		77,886,330

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.	124,922	10,994,385
Deckers Outdoor Corp.(a)	81,182	4,288,845
Fossil Group, Inc.(a)	105,960	2,003,704
Kate Spade & Co.(a)	324,210	7,735,650
Skechers U.S.A., Inc., Class A(a)	337,370	8,660,288
Total		33,682,872
Total Consumer Discretionary		477,094,078
Consumer Staples 4.0%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(a)	22,870	3,628,325
Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	99,140	11,359,461
Sprouts Farmers Market, Inc.(a)	338,520	6,249,079
United Natural Foods, Inc.(a)	127,791	5,501,403
Total		23,109,943
Food Products 2.8%
Dean Foods Co.	228,985	4,176,686
Flowers Foods, Inc.	462,321	8,904,303
Hain Celestial Group, Inc. (The)(a)	261,750	9,260,715
Ingredion, Inc.	183,196	22,146,564
Lamb Weston Holdings, Inc.	350,950	13,753,731
Lancaster Colony Corp.	49,265	6,493,127
Post Holdings, Inc.(a)	164,161	13,439,861
Snyders-Lance, Inc.	216,550	8,571,049
Tootsie Roll Industries, Inc.	43,965	1,721,230
TreeHouse Foods, Inc.(a)	143,550	12,213,234
WhiteWave Foods Co. (The)(a)	448,440	24,700,075
Total		125,380,575
Household Products 0.2%
Energizer Holdings, Inc.	156,213	8,569,845
Personal Products 0.4%
Avon Products, Inc.(a)	1,107,040	4,870,976
Edgewell Personal Care Co.(a)	146,533	10,819,997
Total		15,690,973
Total Consumer Staples		176,379,661
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.4%
Energy Equipment & Services 1.5%
Diamond Offshore Drilling, Inc.(a)	163,130	2,747,109
Dril-Quip, Inc.(a)	95,090	5,833,772
Ensco PLC, Class A	766,980	7,470,385
Nabors Industries Ltd.	717,150	10,499,076
Noble Corp. PLC	615,450	4,111,206
Oceaneering International, Inc.	248,136	7,027,212
Oil States International, Inc.(a)	129,998	4,783,926
Patterson-UTI Energy, Inc.	414,623	11,451,887
Rowan Companies PLC, Class A(a)	317,400	5,751,288
Superior Energy Services, Inc.(a)	383,949	6,335,159
Total		66,011,020
Oil, Gas & Consumable Fuels 1.9%
CONSOL Energy, Inc.	447,020	6,960,101
Denbury Resources, Inc.(a)	1,008,080	2,731,897
Energen Corp.(a)	245,625	12,895,313
Gulfport Energy Corp.(a)	390,560	6,772,310
HollyFrontier Corp.	444,840	13,024,915
QEP Resources, Inc.(a)	606,150	8,340,624
SM Energy Co.	243,839	6,010,631
Western Refining, Inc.	200,280	7,314,226
World Fuel Services Corp.	178,290	6,448,749
WPX Energy, Inc.(a)	985,080	12,707,532
Total		83,206,298
Total Energy		149,217,318
Financials 16.2%
Banks 6.9%
Associated Banc-Corp.	374,669	9,647,727
BancorpSouth, Inc.	215,640	6,684,840
Bank of Hawaii Corp.	108,026	9,123,876
Bank of the Ozarks, Inc.	229,900	12,582,427
Cathay General Bancorp	187,635	7,370,303
Chemical Financial Corp.	178,500	9,508,695
Commerce Bancshares, Inc.	220,703	13,025,891
Cullen/Frost Bankers, Inc.	141,779	13,110,304
East West Bancorp, Inc.	364,767	19,741,190
First Horizon National Corp.	590,150	11,767,591

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
FNB Corp.	528,020	8,221,271
Fulton Financial Corp.	438,425	8,384,878
Hancock Holding Co.	210,061	9,967,394
International Bancshares Corp.	146,882	5,588,860
MB Financial, Inc.	179,750	8,092,345
PacWest Bancorp	304,340	16,769,134
PrivateBancorp, Inc.	201,610	11,411,126
Prosperity Bancshares, Inc.	175,815	13,105,250
Signature Bank(a)	135,831	21,394,741
SVB Financial Group(a)	131,797	25,158,729
Synovus Financial Corp.	309,455	13,065,190
TCF Financial Corp.	432,679	7,528,615
Trustmark Corp.	171,120	5,653,805
UMB Financial Corp.	110,360	8,698,575
Umpqua Holdings Corp.	557,190	10,480,744
Valley National Bancorp	644,031	7,966,664
Webster Financial Corp.	232,095	12,748,978
Total		306,799,143
Capital Markets 3.4%
Eaton Vance Corp.	287,002	13,382,903
Factset Research Systems, Inc.	101,044	17,975,727
Federated Investors, Inc., Class B	235,340	6,394,188
Janus Capital Group, Inc.	360,410	4,562,791
Legg Mason, Inc.	227,460	8,579,791
MarketAxess Holdings, Inc.	95,090	18,564,421
MSCI, Inc.	238,157	22,527,271
Raymond James Financial, Inc.	319,706	25,116,103
SEI Investments Co.	340,065	17,122,273
Stifel Financial Corp.(a)	167,640	9,045,854
Waddell & Reed Financial, Inc., Class A	209,536	4,031,473
WisdomTree Investments, Inc.	289,890	2,640,898
Total		149,943,693
Consumer Finance 0.3%
SLM Corp.(a)	1,083,640	12,992,844
Insurance 5.0%
Alleghany Corp.(a)	39,018	25,197,824
American Financial Group, Inc.	184,587	17,362,253
Aspen Insurance Holdings Ltd.	152,364	8,540,002
Common Stocks (continued)
Issuer	Shares	Value ($)
Brown & Brown, Inc.	290,913	12,538,350
CNO Financial Group, Inc.	439,130	9,182,208
Endurance Specialty Holdings Ltd.	162,500	15,101,125
Everest Re Group Ltd.	103,420	24,318,179
First American Financial Corp.	277,875	10,856,576
Genworth Financial, Inc., Class A(a)	1,261,020	5,157,572
Hanover Insurance Group, Inc. (The)	107,650	9,690,653
Kemper Corp.	123,041	5,223,090
Mercury General Corp.	92,301	5,411,608
Old Republic International Corp.	617,936	12,797,455
Primerica, Inc.	115,885	9,357,714
Reinsurance Group of America, Inc.	162,469	21,130,718
RenaissanceRe Holdings Ltd.	104,140	15,375,230
WR Berkley Corp.	245,683	17,448,407
Total		224,688,964
Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc.	1,232,394	18,830,980
Washington Federal, Inc.	225,399	7,629,756
Total		26,460,736
Total Financials		720,885,380
Health Care 7.2%
Biotechnology 0.7%
Bioverativ, Inc.(a)	274,620	14,302,210
United Therapeutics Corp.(a)	107,318	15,853,015
Total		30,155,225
Health Care Equipment & Supplies 3.2%
ABIOMED, Inc.(a)	102,080	12,042,378
Align Technology, Inc.(a)	189,540	19,477,130
Globus Medical, Inc., Class A(a)	182,000	5,061,420
Halyard Health, Inc.(a)	118,100	4,612,986
Hill-Rom Holdings, Inc.	151,314	10,054,815
LivaNova PLC(a)	110,710	5,579,784
NuVasive, Inc.(a)	127,390	9,523,676
ResMed, Inc.	356,687	25,692,165
STERIS PLC	215,578	15,118,485
Teleflex, Inc.	111,467	21,310,261
West Pharmaceutical Services, Inc.	185,180	15,271,795
Total		143,744,895

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.8%
HealthSouth Corp.	227,210	9,615,527
Lifepoint Hospitals, Inc.(a)	101,607	6,507,929
Mednax, Inc.(a)	234,372	16,684,943
Molina Healthcare, Inc.(a)	107,830	5,230,833
Owens & Minor, Inc.	155,640	5,615,491
Tenet Healthcare Corp.(a)	201,690	3,892,617
VCA, Inc.(a)	205,302	18,661,952
WellCare Health Plans, Inc.(a)	112,066	15,823,719
Total		82,033,011
Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.(a)	468,333	5,704,296
Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc., Class A(a)	52,521	10,222,688
Bio-Techne Corp.	94,401	10,036,714
Charles River Laboratories International, Inc.(a)	119,758	10,415,353
PAREXEL International Corp.(a)	134,780	8,718,918
Total		39,393,673
Pharmaceuticals 0.5%
Akorn, Inc.(a)	221,830	4,616,282
Catalent, Inc.(a)	315,650	9,059,155
Prestige Brands Holdings, Inc.(a)	133,940	7,583,683
Total		21,259,120
Total Health Care		322,290,220
Industrials 14.0%
Aerospace & Defense 2.0%
B/E Aerospace, Inc.	257,084	16,350,542
Curtiss-Wright Corp.	111,910	10,948,155
Esterline Technologies Corp.(a)	74,833	6,652,654
Huntington Ingalls Industries, Inc.	117,319	25,634,202
KLX, Inc.(a)	133,312	6,710,926
Orbital ATK, Inc.	148,167	13,693,594
Teledyne Technologies, Inc.(a)	88,410	11,617,958
Total		91,608,031
Airlines 0.4%
JetBlue Airways Corp.(a)	819,136	16,349,955
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.8%
AO Smith Corp.	373,720	18,820,539
Lennox International, Inc.	98,032	16,138,028
Total		34,958,567
Commercial Services & Supplies 1.4%
Clean Harbors, Inc.(a)	132,150	7,659,414
Copart, Inc.(a)	258,044	15,260,722
Deluxe Corp.	122,962	9,048,774
Herman Miller, Inc.	151,759	4,522,418
HNI Corp.	112,695	5,163,685
MSA Safety, Inc.	78,946	5,703,848
Pitney Bowes, Inc.	471,130	6,426,213
Rollins, Inc.	242,519	8,866,495
Total		62,651,569
Construction & Engineering 1.1%
AECOM (a)	389,535	14,159,597
Dycom Industries, Inc.(a)	79,620	6,543,172
EMCOR Group, Inc.	153,450	9,434,106
Granite Construction, Inc.	100,212	5,312,238
KBR, Inc.	360,987	5,432,855
Valmont Industries, Inc.	56,961	8,957,117
Total		49,839,085
Electrical Equipment 0.7%
EnerSys	109,890	8,431,860
Hubbell, Inc.	130,265	15,452,034
Regal Beloit Corp.	113,264	8,432,505
Total		32,316,399
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	163,204	16,858,973
Machinery 4.5%
AGCO Corp.	170,601	10,393,014
Crane Co.	126,155	9,119,745
Donaldson Co., Inc.	334,145	14,351,528
Graco, Inc.	140,892	12,787,358
IDEX Corp.	192,913	17,784,649
ITT, Inc.	223,172	9,143,357
Joy Global, Inc.	248,380	7,001,832
Kennametal, Inc.	202,256	7,501,675

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Lincoln Electric Holdings, Inc.	157,045	13,224,759
Nordson Corp.	134,586	16,155,703
Oshkosh Corp.	188,420	12,791,834
Terex Corp.	267,955	8,370,914
Timken Co. (The)	177,205	7,832,461
Toro Co. (The)	276,590	16,653,484
Trinity Industries, Inc.	385,256	10,340,271
Wabtec Corp.	225,380	18,057,446
Woodward, Inc.	140,337	9,886,742
Total		201,396,772
Marine 0.2%
Kirby Corp.(a)	136,268	9,429,746
Professional Services 0.6%
CEB, Inc.	81,548	6,324,047
FTI Consulting, Inc.(a)	107,223	4,314,654
ManpowerGroup, Inc.	169,677	16,465,456
Total		27,104,157
Road & Rail 1.1%
Avis Budget Group, Inc.(a)	222,390	7,690,246
Genesee & Wyoming, Inc., Class A(a)	155,004	11,491,997
Landstar System, Inc.	105,718	9,176,322
Old Dominion Freight Line, Inc.	175,220	16,078,187
Werner Enterprises, Inc.	113,044	3,165,232
Total		47,601,984
Trading Companies & Distributors 0.8%
GATX Corp.	100,958	5,863,641
MSC Industrial Direct Co., Inc., Class A	112,980	11,364,658
NOW, Inc.(a)	271,940	5,204,931
Watsco, Inc.	76,763	11,381,650
Total		33,814,880
Total Industrials		623,930,118
Information Technology 17.4%
Communications Equipment 1.4%
Arris International PLC(a)	482,460	12,447,468
Brocade Communications Systems, Inc.	1,017,990	12,531,457
Ciena Corp.(a)	352,572	9,286,747
InterDigital, Inc.	86,744	7,290,833
Netscout Systems, Inc.(a)	231,700	8,561,315
Common Stocks (continued)
Issuer	Shares	Value ($)
Plantronics, Inc.	84,229	4,511,305
Viasat, Inc.(a)	130,330	8,971,917
Total		63,601,042
Electronic Equipment, Instruments & Components 3.9%
Arrow Electronics, Inc.(a)	226,676	16,366,007
Avnet, Inc.	322,940	14,881,075
Belden, Inc.	106,640	7,534,116
Cognex Corp.	216,760	16,649,336
IPG Photonics Corp.(a)	94,060	11,127,298
Jabil Circuit, Inc.	469,570	11,978,731
Keysight Technologies, Inc.(a)	429,990	16,167,624
Knowles Corp.(a)	224,500	4,249,785
Littelfuse, Inc.	57,010	9,204,265
National Instruments Corp.	267,486	8,623,749
SYNNEX Corp.	73,470	8,590,112
Tech Data Corp.(a)	89,124	7,753,788
Trimble Navigation Ltd.(a)	634,048	19,674,509
VeriFone Systems, Inc.(a)	280,786	5,803,847
Vishay Intertechnology, Inc.	338,678	5,368,046
Zebra Technologies Corp., Class A(a)	133,575	12,116,588
Total		176,088,876
Internet Software & Services 0.6%
j2 Global, Inc.	121,480	9,890,902
LogMeIn, Inc.	131,950	12,106,412
WebMD Health Corp.(a)	93,520	4,853,688
Total		26,851,002
IT Services 3.8%
Acxiom Corp.(a)	196,013	5,590,291
Broadridge Financial Solutions, Inc.	301,302	20,889,268
Computer Sciences Corp.	356,300	24,427,928
Convergys Corp.	241,314	5,279,950
CoreLogic, Inc.(a)	218,537	8,564,465
DST Systems, Inc.	80,937	9,680,065
Gartner, Inc.(a)	209,027	21,573,677
Jack Henry & Associates, Inc.	197,618	18,530,640
Leidos Holdings, Inc.	361,442	19,264,858
MAXIMUS, Inc.	163,910	9,780,510
NeuStar, Inc., Class A(a)	138,085	4,577,518

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Science Applications International Corp.	113,424	9,864,485
WEX, Inc.(a)	97,317	10,824,570
Total		168,848,225
Semiconductors & Semiconductor Equipment 2.7%
Advanced Micro Devices, Inc.(a)	1,923,100	27,808,026
Cirrus Logic, Inc.(a)	161,210	8,718,237
Cree, Inc.(a)	252,278	6,846,825
Cypress Semiconductor Corp.	812,682	10,784,290
Integrated Device Technology, Inc.(a)	339,161	8,109,339
Microsemi Corp.(a)	290,090	15,032,464
Monolithic Power Systems, Inc.	94,680	8,329,000
Silicon Laboratories, Inc.(a)	105,632	7,130,160
Synaptics, Inc.(a)	88,310	4,693,676
Teradyne, Inc.	509,150	14,480,226
Versum Materials, Inc.(a)	274,980	8,334,644
Total		120,266,887
Software 4.4%
ACI Worldwide, Inc.(a)	296,778	5,807,946
ANSYS, Inc.(a)	218,943	23,374,355
Cadence Design Systems, Inc.(a)	725,473	22,417,116
CDK Global, Inc.	378,280	25,129,140
CommVault Systems, Inc.(a)	106,585	5,227,994
Fair Isaac Corp.	78,292	10,183,440
Fortinet, Inc.(a)	372,160	13,900,176
Manhattan Associates, Inc.(a)	180,130	9,033,520
Mentor Graphics Corp.	277,117	10,281,041
PTC, Inc.(a)	292,510	15,763,364
Synopsys, Inc.(a)	382,926	27,356,233
Tyler Technologies, Inc.(a)	84,340	12,790,161
Ultimate Software Group, Inc. (The)(a)	73,380	14,190,958
Total		195,455,444
Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.(a)	270,090	4,105,368
Diebold, Inc.	190,122	5,741,684
NCR Corp.(a)	314,010	15,094,461
Total		24,941,513
Total Information Technology		776,052,989
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 7.5%
Chemicals 3.1%
Ashland Global Holdings, Inc.	157,320	18,982,231
Cabot Corp.	157,719	9,144,548
Chemours Co. LLC (The)	461,830	15,545,198
Minerals Technologies, Inc.	88,395	6,828,514
NewMarket Corp.	23,383	10,187,739
Olin Corp.	418,183	12,997,128
PolyOne Corp.	211,990	7,139,823
RPM International, Inc.	337,481	17,984,363
Scotts Miracle-Gro Co. (The), Class A	112,507	10,196,509
Sensient Technologies Corp.	112,710	9,010,037
Valspar Corp. (The)	184,724	20,545,003
Total		138,561,093
Construction Materials 0.3%
Eagle Materials, Inc.	122,010	12,653,657
Containers & Packaging 1.7%
AptarGroup, Inc.	158,622	11,818,925
Bemis Co., Inc.	237,120	11,754,038
Greif, Inc., Class A	65,233	3,720,238
Owens-Illinois, Inc.(a)	410,400	8,125,920
Packaging Corp. of America	236,289	21,840,192
Silgan Holdings, Inc.	94,685	5,645,120
Sonoco Products Co.	252,646	13,471,085
Total		76,375,518
Metals & Mining 2.1%
Allegheny Technologies, Inc.	275,620	5,294,660
Carpenter Technology Corp.	117,952	4,784,133
Commercial Metals Co.	292,362	6,177,609
Compass Minerals International, Inc.	85,494	6,480,445
Reliance Steel & Aluminum Co.	183,611	15,542,671
Royal Gold, Inc.	165,265	10,915,753
Steel Dynamics, Inc.	616,929	22,579,602
United States Steel Corp.	436,370	16,896,247
Worthington Industries, Inc.	110,860	5,437,683
Total		94,108,803

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.3%
Domtar Corp.	158,356	6,031,780
Louisiana-Pacific Corp.(a)	359,867	8,485,664
Total		14,517,444
Total Materials		336,216,515
Real Estate 10.4%
Equity Real Estate Investment Trusts (REITS) 10.0%
Alexandria Real Estate Equities, Inc.	224,621	26,799,532
American Campus Communities, Inc.	334,253	17,080,328
Camden Property Trust	221,347	18,737,024
Care Capital Properties, Inc.	212,440	5,585,048
CoreCivic, Inc.	297,435	10,023,559
Corporate Office Properties Trust	239,771	8,173,793
Cousins Properties, Inc.	1,058,210	9,047,695
CyrusOne, Inc.	188,470	9,593,123
DCT Industrial Trust, Inc.	230,320	11,018,509
Douglas Emmett, Inc.	364,240	14,693,442
Duke Realty Corp.	897,469	23,011,105
Education Realty Trust, Inc.	184,830	7,790,584
EPR Properties	161,000	12,390,560
Equity One, Inc.	235,035	7,441,208
First Industrial Realty Trust, Inc.	295,840	7,958,096
Healthcare Realty Trust, Inc.	293,210	9,370,992
Highwoods Properties, Inc.	253,574	13,310,099
Hospitality Properties Trust	415,643	13,209,135
Kilroy Realty Corp.	247,015	19,057,207
Lamar Advertising Co., Class A	209,289	15,797,134
LaSalle Hotel Properties	286,140	8,269,446
Liberty Property Trust	371,941	14,669,353
Life Storage, Inc.	117,410	10,406,048
Mack-Cali Realty Corp.	226,938	6,615,243
Medical Properties Trust, Inc.	810,320	10,874,494
National Retail Properties, Inc.	372,268	16,841,404
Omega Healthcare Investors, Inc.	493,770	16,116,653
Potlatch Corp.	102,527	4,536,820
Quality Care Properties, Inc.(a)	236,820	4,494,844
Rayonier, Inc.	310,035	8,879,402
Regency Centers Corp.	264,398	18,600,399
Senior Housing Properties Trust	601,055	12,321,627
Common Stocks (continued)
Issuer	Shares	Value ($)
Tanger Factory Outlet Centers, Inc.	243,080	8,233,120
Taubman Centers, Inc.	152,909	10,666,932
Uniti Group, Inc.	354,774	10,277,803
Urban Edge Properties	232,190	6,438,629
Washington Prime Group, Inc.	469,180	4,349,299
Weingarten Realty Investors	298,117	10,574,210
Total		443,253,899
Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	116,596	5,226,999
Jones Lang LaSalle, Inc.	114,388	13,120,303
Total		18,347,302
Total Real Estate		461,601,201
Telecommunication Services 0.1%
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	236,515	6,393,000
Total Telecommunication Services		6,393,000
Utilities 5.1%
Electric Utilities 1.8%
Great Plains Energy, Inc.	544,756	15,830,609
Hawaiian Electric Industries, Inc.	274,596	9,138,555
IDACORP, Inc.	127,529	10,575,980
OGE Energy Corp.	505,308	18,610,494
PNM Resources, Inc.	201,550	7,316,265
Westar Energy, Inc.	358,761	19,365,919
Total		80,837,822
Gas Utilities 2.1%
Atmos Energy Corp.	263,057	20,594,733
National Fuel Gas Co.	215,485	12,993,745
New Jersey Resources Corp.	217,860	8,583,684
ONE Gas, Inc.	132,190	8,665,055
Southwest Gas Corp.	120,140	10,275,574
UGI Corp.	437,701	21,110,319
WGL Holdings, Inc.	129,515	10,813,207
Total		93,036,317

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.9%
Black Hills Corp.	134,482	8,725,192
MDU Resources Group, Inc.	494,176	13,397,112
NorthWestern Corp.	122,280	7,153,380
Vectren Corp.	209,680	11,815,468
Total		41,091,152
Water Utilities 0.3%
Aqua America, Inc.	448,768	14,243,896
Total Utilities		229,209,187
Total Common Stocks (Cost $2,827,443,453)		4,279,269,667

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	157,414,880	157,414,880
Total Money Market Funds (Cost $157,414,880)		157,414,880
Total Investments (Cost: $2,984,858,333)		4,436,684,547
Other Assets & Liabilities, Net		22,050,566
Net Assets		4,458,735,113

At February 28, 2017, securities and/or cash totaling $7,012,800 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at February 28, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P Mid 400 E-mini	703	USD	121,457,310	03/2017	2,231,456	—
S&P Mid 400 E-mini	243	USD	41,983,110	03/2017	1,133,155	—
S&P Mid 400 E-mini	85	USD	14,685,450	03/2017	252,069	—
Total			178,125,870		3,616,680	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	43,938,078	641,609,955	(528,133,153)	157,414,880	—	582	401,695	157,414,880
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	477,094,078	—	—	—	477,094,078
Consumer Staples	176,379,661	—	—	—	176,379,661
Energy	149,217,318	—	—	—	149,217,318
Financials	720,885,380	—	—	—	720,885,380
Health Care	322,290,220	—	—	—	322,290,220
Industrials	623,930,118	—	—	—	623,930,118
Information Technology	776,052,989	—	—	—	776,052,989
Materials	336,216,515	—	—	—	336,216,515
Real Estate	461,601,201	—	—	—	461,601,201
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	6,393,000	—	—	—	6,393,000
Utilities	229,209,187	—	—	—	229,209,187
Total Common Stocks	4,279,269,667	—	—	—	4,279,269,667
Money Market Funds	—	—	—	157,414,880	157,414,880
Total Investments	4,279,269,667	—	—	157,414,880	4,436,684,547
Derivatives
Asset
Futures Contracts	3,616,680	—	—	—	3,616,680
Total	4,282,886,347	—	—	157,414,880	4,440,301,227
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	17

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,827,443,453
Affiliated issuers, at cost	157,414,880
Total investments, at cost	2,984,858,333
Investments, at value
Unaffiliated issuers, at value	4,279,269,667
Affiliated issuers, at value	157,414,880
Total investments, at value	4,436,684,547
Cash	18,002,449
Margin deposits	7,012,800
Receivable for:
Investments sold	16,052,818
Capital shares sold	6,055,344
Dividends	4,054,930
Expense reimbursement due from Investment Manager	14,184
Prepaid expenses	6,307
Other assets	875
Total assets	4,487,884,254
Liabilities
Payable for:
Investments purchased	21,434,610
Capital shares purchased	4,977,494
Variation margin	1,878,211
Management services fees	24,689
Distribution and/or service fees	11,075
Transfer agent fees	525,903
Compensation of board members	180,503
Compensation of chief compliance officer	929
Other expenses	115,727
Total liabilities	29,149,141
Net assets applicable to outstanding capital stock	$4,458,735,113
Represented by
Paid in capital	2,980,874,918
Undistributed net investment income	2,408,965
Accumulated net realized gain	20,008,336
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,451,826,214
Futures contracts	3,616,680
Total - representing net assets applicable to outstanding capital stock	$4,458,735,113
Class A
Net assets	$1,602,086,201
Shares outstanding	99,807,991
Net asset value per share	$16.05
Class I
Net assets	$2,694
Shares outstanding	168
Net asset value per share(a)	$16.00
Class R5
Net assets	$747,812,092
Shares outstanding	45,932,265
Net asset value per share	$16.28
Class Z
Net assets	$2,108,834,126
Shares outstanding	131,920,547
Net asset value per share	$15.99

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	19

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$58,120,982
Dividends — affiliated issuers	401,695
Total income	58,522,677
Expenses:
Management services fees	7,665,983
Distribution and/or service fees
Class A	3,226,581
Transfer agent fees
Class A	1,955,911
Class R5	325,987
Class Z	2,953,464
Compensation of board members	84,410
Custodian fees	32,525
Printing and postage fees	149,694
Registration fees	115,943
Licensing fees and expenses	34,525
Audit fees	29,768
Legal fees	41,003
Compensation of chief compliance officer	929
Other	74,790
Total expenses	16,691,513
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,774,688)
Expense reduction	(60)
Total net expenses	10,916,765
Net investment income	47,605,912
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	273,016,805
Investments — affiliated issuers	582
Futures contracts	11,593,426
Net realized gain	284,610,813
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	693,537,951
Futures contracts	2,025,985
Net change in unrealized appreciation (depreciation)	695,563,936
Net realized and unrealized gain	980,174,749
Net increase in net assets resulting from operations	$1,027,780,661
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$47,605,912	$45,633,109
Net realized gain	284,610,813	298,843,881
Net change in unrealized appreciation (depreciation)	695,563,936	(728,060,035)
Net increase (decrease) in net assets resulting from operations	1,027,780,661	(383,583,045)
Distributions to shareholders
Net investment income
Class A	(14,153,838)	(11,243,225)
Class I	(34)	(33)
Class R5	(8,274,001)	(6,792,873)
Class Z	(25,132,176)	(25,652,868)
Net realized gains
Class A	(88,489,788)	(86,200,291)
Class I	(175)	(202)
Class R5	(42,322,318)	(41,996,525)
Class Z	(129,669,446)	(158,976,963)
Total distributions to shareholders	(308,041,776)	(330,862,980)
Increase in net assets from capital stock activity	451,285,009	16,359,375
Total increase (decrease) in net assets	1,171,023,894	(698,086,650)
Net assets at beginning of year	3,287,711,219	3,985,797,869
Net assets at end of year	$4,458,735,113	$3,287,711,219
Undistributed net investment income	$2,408,965	$4,259,907
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	42,955,909	653,840,327	29,361,311	443,419,905
Distributions reinvested	5,800,891	87,724,784	5,833,995	85,872,449
Redemptions	(27,885,891)	(422,381,152)	(22,381,594)	(334,361,897)
Net increase	20,870,909	319,183,959	12,813,712	194,930,457
Class R5
Subscriptions	17,002,005	262,607,898	10,559,099	162,018,968
Distributions reinvested	3,039,667	46,606,929	3,122,828	46,630,426
Redemptions	(11,895,407)	(182,536,918)	(13,784,226)	(217,324,973)
Net increase (decrease)	8,146,265	126,677,909	(102,299)	(8,675,579)
Class Z
Subscriptions	32,208,716	486,716,582	23,600,376	355,125,145
Distributions reinvested	6,907,201	103,966,066	8,157,308	119,822,427
Redemptions	(38,951,830)	(585,259,507)	(42,937,803)	(644,843,075)
Net increase (decrease)	164,087	5,423,141	(11,180,119)	(169,895,503)
Total net increase	29,181,261	451,285,009	1,531,294	16,359,375
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2017

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Columbia Mid Cap Index Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$13.23	0.16	3.87	4.03	(0.17)	(1.04)
2/29/2016	$16.14	0.16	(1.71)	(1.55)	(0.16)	(1.20)
2/28/2015	$15.49	0.15	1.44	1.59	(0.14)	(0.80)
2/28/2014	$12.82	0.14	3.14	3.28	(0.11)	(0.50)
2/28/2013	$11.92	0.14	1.45	1.59	(0.15)	(0.54)
Class I
2/28/2017	$13.18	0.21	3.85	4.06	(0.20)	(1.04)
2/29/2016	$16.09	0.20	(1.71)	(1.51)	(0.20)	(1.20)
2/28/2015	$15.43	0.19	1.45	1.64	(0.18)	(0.80)
2/28/2014	$12.77	0.17	3.14	3.31	(0.15)	(0.50)
2/28/2013	$11.88	0.17	1.44	1.61	(0.18)	(0.54)
Class R5
2/28/2017	$13.41	0.20	3.91	4.11	(0.20)	(1.04)
2/29/2016	$16.34	0.20	(1.73)	(1.53)	(0.20)	(1.20)
2/28/2015	$15.66	0.19	1.47	1.66	(0.18)	(0.80)
2/28/2014	$12.95	0.17	3.19	3.36	(0.15)	(0.50)
2/28/2013 (d)	$11.81	0.07	1.57	1.64	(0.16)	(0.34)
Class Z
2/28/2017	$13.18	0.20	3.85	4.05	(0.20)	(1.04)
2/29/2016	$16.09	0.20	(1.71)	(1.51)	(0.20)	(1.20)
2/28/2015	$15.43	0.19	1.45	1.64	(0.18)	(0.80)
2/28/2014	$12.78	0.17	3.13	3.30	(0.15)	(0.50)
2/28/2013	$11.88	0.16	1.45	1.61	(0.17)	(0.54)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mid Cap Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.21)	$16.05	31.10%	0.61%	0.45% (c)	1.07%	18%	$1,602,086
(1.36)	$13.23	(10.37%)	0.66%	0.45% (c)	1.05%	20%	$1,044,589
(0.94)	$16.14	10.58%	0.66%	0.45% (c)	0.96%	13%	$1,067,529
(0.61)	$15.49	26.04%	0.66%	0.45% (c)	0.95%	14%	$970,805
(0.69)	$12.82	14.03%	0.66%	0.45% (c)	1.18%	20%	$592,450

(1.24)	$16.00	31.52%	0.21%	0.20%	1.33%	18%	$3
(1.40)	$13.18	(10.16%)	0.21%	0.20%	1.29%	20%	$2
(0.98)	$16.09	11.00%	0.20%	0.20%	1.21%	13%	$3
(0.65)	$15.43	26.36%	0.21%	0.20%	1.21%	14%	$4
(0.72)	$12.77	14.34%	0.24%	0.15%	1.48%	20%	$3

(1.24)	$16.28	31.35%	0.27%	0.20%	1.32%	18%	$747,812
(1.40)	$13.41	(10.14%)	0.26%	0.20%	1.29%	20%	$506,524
(0.98)	$16.34	10.92%	0.26%	0.20%	1.21%	13%	$618,948
(0.65)	$15.66	26.38%	0.27%	0.20%	1.16%	14%	$504,850
(0.50)	$12.95	14.34%	0.21% (e)	0.16% (e)	1.82% (e)	20%	$3

(1.24)	$15.99	31.45%	0.37%	0.20% (c)	1.32%	18%	$2,108,834
(1.40)	$13.18	(10.18%)	0.41%	0.20% (c)	1.29%	20%	$1,736,596
(0.98)	$16.09	10.95%	0.41%	0.20% (c)	1.20%	13%	$2,299,318
(0.65)	$15.43	26.25%	0.41%	0.20% (c)	1.21%	14%	$2,295,909
(0.71)	$12.78	14.35%	0.41%	0.20% (c)	1.39%	20%	$2,014,694
Columbia Mid Cap Index Fund | Annual Report 2017	25

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at
26	Columbia Mid Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Mid Cap Index Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
28	Columbia Mid Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	3,616,680*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	11,593,426

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,025,985
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	101,546,335

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With
Columbia Mid Cap Index Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s average daily net assets.
30	Columbia Mid Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees.
Columbia Mid Cap Index Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class I	0.004
Class R5	0.052
Class Z	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through June 30, 2017
Class A	0.450%
Class I	0.200
Class R5	0.200
Class Z	0.200
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia Mid Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,896,805)	(29,214,786)	31,111,591
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
47,560,049	260,481,727	308,041,776	45,481,359	285,381,621	330,862,980
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,581,648	37,783,867	—	1,435,668,647
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,001,015,900	1,592,240,148	(156,571,501)	1,435,668,647
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $757,754,082 and $685,608,131, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Mid Cap Index Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 20.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
34	Columbia Mid Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mid Cap Index Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
36	Columbia Mid Cap Index Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
90.40%	89.59%	$295,252,266
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Mid Cap Index Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
38	Columbia Mid Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Mid Cap Index Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
40	Columbia Mid Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Mid Cap Index Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
42	Columbia Mid Cap Index Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Mid Cap Index Fund | Annual Report 2017	43

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mid Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN196_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Mid Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Mid Cap Value Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Value Fund   |  Annual Report 2017

Columbia Mid Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Mid Cap Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
David Hoffman
Co-lead manager
Managed Fund since 2004
Diane Sobin, CFA
Co-lead manager
Managed Fund since 2013
Jonas Patrikson, CFA
Co-manager
Managed Fund since 2014
Nicolas Janvier, CFA
Co-manager
Managed Fund since September 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	27.41	12.73	6.32
	Including sales charges		20.05	11.40	5.69
Class B	Excluding sales charges	11/20/01	26.47	11.91	5.52
	Including sales charges		21.47	11.65	5.52
Class C	Excluding sales charges	11/20/01	26.48	11.91	5.53
	Including sales charges		25.48	11.91	5.53
Class I *		09/27/10	27.95	13.24	6.62
Class K *		03/07/11	27.66	12.92	6.42
Class R		01/23/06	27.10	12.45	6.05
Class R4 *		11/08/12	27.70	12.98	6.44
Class R5 *		11/08/12	27.86	13.11	6.50
Class W *		09/27/10	27.41	12.73	6.31
Class Y *		07/15/09	27.94	13.21	6.63
Class Z		11/20/01	27.74	13.02	6.59
Russell Midcap Value Index			31.84	14.75	7.67
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Value Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
M&T Bank Corp.	2.8
Fifth Third Bancorp	2.6
Synchrony Financial	2.3
Edison International	2.2
Hartford Financial Services Group, Inc. (The)	2.1
Lincoln National Corp.	2.0
Republic Services, Inc.	2.0
Noble Energy, Inc.	1.9
Portland General Electric Co.	1.9
WEC Energy Group, Inc.	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	97.7
Convertible Preferred Stocks	0.8
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	9.4
Consumer Staples	4.7
Energy	11.5
Financials	21.7
Health Care	4.9
Industrials	11.8
Information Technology	9.4
Materials	6.5
Real Estate	11.0
Utilities	9.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 27.41% excluding sales charges. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 31.84% for the same time period. Stock markets around the world generated strong gains for the period, led by value stocks. Against this backdrop, the Fund’s shortfall relative to the benchmark was the result of stock selection in the energy and financials sectors.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98% for the 12 months ended February 28, 2017. Small- and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin.
Contributors and detractors
Stock selection was strongest in the information technology and health care sectors. Within information technology, semiconductor and semiconductor equipment names recorded very strong gains. In that regard, Applied Materials and Lam Research were notable contributors to the Fund’s results for the period. Applied Materials reported record quarterly and annual revenue and earnings results during the period. Semiconductor companies Micron and NXP Semiconductor also delivered strong returns. Micron shares were propelled by solid earnings and by the sentiment that a very competitive pricing environment had the potential to remain stable.
Within health care, equipment makers Boston Scientific and Teleflex made solid contributions to performance. Elsewhere in health care, managed care provider WellCare Health Plans did well on strong earnings per share growth. We took profits and sold Boston Scientific and WellCare during the period.
Among relative detractors from performance, stock selection was weakest in the energy sector. In addition, the combination of weak stock selection and an underweight position in industrials detracted from relative performance. As commodity prices rebounded sharply from lows at the beginning of the period, many energy-related names rebounded. However, some of the best-performing stocks in this sector were higher beta, highly levered companies that the Fund did not own, which detracted from performance. In addition, a position in Weatherford hampered relative results. Weatherford operates as a multinational oilfield equipment service company. Shares were beaten down over a third quarter loss that was worse than expected. We sold Weatherford during the period.
The Fund’s industrials holdings performed well, but they lagged the benchmark. The Fund did not own some of the best performing industrials names, and it was also underweight in the sector, which further detracted from relative performance. After the November elections, industrials was one of the best performing sectors.
The biggest individual detractor from relative performance was textbook maker Houghton Mifflin. The company was poorly positioned for an upcoming reading adoption cycle in California and had to guide earnings down as a result. However, the company’s purchase of a digital media franchise gave us confidence that it has longer term potential and we continued to hold the stock.
Columbia Mid Cap Value Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
At period’s end
During the period we took steps to tilt the portfolio to a more cyclical positioning. We added to areas that are expected to benefit from fiscal stimulus, such as industrials and materials. We also added energy exposure after a constructive OPEC meeting regarding production policy. We trimmed defensive and interest-rate sensitive sectors, such as real estate and utilities. While we increased cyclicality, we continued to maintain positions in many idiosyncratic opportunities where we see signs that even slow economic growth has the potential to result in improved margins and earnings. We continue to focus on identifying undervalued companies with the potential to improve revenue growth and expand operating margins.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Mid Cap Value Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,098.80	1,018.99	6.09	5.86	1.17
Class B	1,000.00	1,000.00	1,095.70	1,015.27	9.98	9.59	1.92
Class C	1,000.00	1,000.00	1,095.90	1,015.27	9.98	9.59	1.92
Class I	1,000.00	1,000.00	1,101.90	1,021.22	3.75	3.61	0.72
Class K	1,000.00	1,000.00	1,100.00	1,019.69	5.36	5.16	1.03
Class R	1,000.00	1,000.00	1,097.70	1,017.75	7.39	7.10	1.42
Class R4	1,000.00	1,000.00	1,100.60	1,020.23	4.79	4.61	0.92
Class R5	1,000.00	1,000.00	1,101.30	1,020.83	4.17	4.01	0.80
Class W	1,000.00	1,000.00	1,098.80	1,018.99	6.09	5.86	1.17
Class Y	1,000.00	1,000.00	1,101.90	1,021.08	3.91	3.76	0.75
Class Z	1,000.00	1,000.00	1,100.60	1,020.23	4.79	4.61	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Mid Cap Value Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 9.2%
Auto Components 0.9%
Gentex Corp.	1,248,825	26,262,790
Diversified Consumer Services 1.2%
Houghton Mifflin Harcourt Co.(a)	1,401,428	15,485,779
ServiceMaster Global Holdings, Inc.(a)	434,150	17,292,195
Total		32,777,974
Hotels, Restaurants & Leisure 2.8%
Aramark	724,500	25,893,630
Extended Stay America, Inc.	1,169,925	20,239,703
Royal Caribbean Cruises Ltd.	321,775	30,922,577
Total		77,055,910
Household Durables 2.0%
D.R. Horton, Inc.	747,550	23,921,600
Mohawk Industries, Inc.(a)	135,325	30,632,167
Total		54,553,767
Internet & Catalog Retail 0.8%
Liberty Interactive Corp., Class A(a)	1,109,550	20,948,304
Media 0.6%
DISH Network Corp., Class A(a)	257,350	15,955,700
Specialty Retail 0.9%
Burlington Stores, Inc.(a)	276,700	24,629,067
Total Consumer Discretionary		252,183,512
Consumer Staples 4.7%
Beverages 1.3%
Coca-Cola European Partners PLC	409,350	14,200,352
Molson Coors Brewing Co., Class B	196,901	19,766,891
Total		33,967,243
Food Products 3.4%
Hershey Co. (The)	284,425	30,817,449
JM Smucker Co. (The)	263,015	37,277,116
Lamb Weston Holdings, Inc.	660,475	25,884,015
Total		93,978,580
Total Consumer Staples		127,945,823
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 10.5%
Energy Equipment & Services 3.2%
Baker Hughes, Inc.	589,775	35,551,637
Helmerich & Payne, Inc.	223,050	15,249,929
Oceaneering International, Inc.	670,250	18,981,480
Patterson-UTI Energy, Inc.	693,700	19,159,994
Total		88,943,040
Oil, Gas & Consumable Fuels 7.3%
Cabot Oil & Gas Corp.	802,850	17,582,415
Cimarex Energy Co.	276,965	34,820,040
Hess Corp.	347,850	17,893,404
Marathon Petroleum Corp.	742,175	36,811,880
Newfield Exploration Co.(a)	477,525	17,410,562
Noble Energy, Inc.	1,439,525	52,413,105
WPX Energy, Inc.(a)	1,711,725	22,081,252
Total		199,012,658
Total Energy		287,955,698
Financials 21.4%
Banks 8.3%
Comerica, Inc.	391,725	27,922,158
Fifth Third Bancorp	2,548,826	69,939,785
First Republic Bank	142,325	13,354,355
M&T Bank Corp.	448,850	74,944,485
SunTrust Banks, Inc.	700,700	41,684,643
Total		227,845,426
Capital Markets 2.7%
E*TRADE Financial Corp.(a)	1,199,250	41,386,117
Northern Trust Corp.	383,125	33,465,969
Total		74,852,086
Consumer Finance 2.2%
Synchrony Financial	1,683,375	61,005,510
Insurance 8.2%
Allstate Corp. (The)	542,400	44,563,584
Aon PLC	243,675	28,181,014
Athene Holding Ltd., Class A(a)	293,505	15,253,455
Cincinnati Financial Corp.	325,283	23,732,647

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	1,173,043	57,350,072
Lincoln National Corp.	763,025	53,533,834
Total		222,614,606
Total Financials		586,317,628
Health Care 4.9%
Health Care Equipment & Supplies 3.1%
Teleflex, Inc.	210,175	40,181,256
Zimmer Biomet Holdings, Inc.	378,075	44,265,021
Total		84,446,277
Health Care Providers & Services 0.9%
Envision Healthcare Corp.(a)	363,850	25,469,500
Life Sciences Tools & Services 0.9%
PerkinElmer, Inc.	422,525	22,926,207
Total Health Care		132,841,984
Industrials 11.6%
Aerospace & Defense 0.7%
Textron, Inc.	401,875	19,008,688
Airlines 2.1%
Southwest Airlines Co.	289,525	16,734,545
United Continental Holdings, Inc.(a)	564,525	41,825,657
Total		58,560,202
Commercial Services & Supplies 2.0%
Republic Services, Inc.	862,650	53,441,167
Construction & Engineering 0.5%
Granite Construction, Inc.	272,000	14,418,720
Industrial Conglomerates 1.2%
Carlisle Companies, Inc.	310,000	32,023,000
Machinery 4.3%
Cummins, Inc.	139,800	20,758,902
Dover Corp.	299,400	23,981,940
Ingersoll-Rand PLC	361,500	28,688,640
Kennametal, Inc.	390,100	14,468,809
Xylem, Inc.	643,875	30,983,265
Total		118,881,556
Road & Rail 0.8%
Norfolk Southern Corp.	176,775	21,395,078
Total Industrials		317,728,411
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.2%
Communications Equipment 0.7%
Harris Corp.	176,675	19,416,583
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	447,725	12,361,687
Internet Software & Services 0.4%
Akamai Technologies, Inc.(a)	179,025	11,206,965
IT Services 1.2%
Leidos Holdings, Inc.	609,050	32,462,365
Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	399,850	14,482,567
Lam Research Corp.	118,725	14,073,662
Micron Technology, Inc.(a)	1,448,250	33,946,980
NXP Semiconductors NV(a)	173,900	17,878,659
ON Semiconductor Corp.(a)	1,022,300	15,467,399
Total		95,849,267
Software 1.8%
Activision Blizzard, Inc.	417,425	18,838,390
Electronic Arts, Inc.(a)	193,400	16,729,100
Nuance Communications, Inc.(a)	852,000	14,509,560
Total		50,077,050
Technology Hardware, Storage & Peripherals 1.1%
Western Digital Corp.	403,000	30,982,640
Total Information Technology		252,356,557
Materials 6.4%
Chemicals 2.8%
Albemarle Corp.	264,500	26,849,395
FMC Corp.	402,425	23,187,729
PPG Industries, Inc.	187,075	19,162,092
Valvoline, Inc.	326,093	7,311,005
Total		76,510,221
Construction Materials 0.4%
Summit Materials, Inc., Class A(a)	504,647	12,056,017
Containers & Packaging 1.5%
Packaging Corp. of America	222,825	20,595,714
Sealed Air Corp.	421,250	19,579,700
Total		40,175,414

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.7%
Steel Dynamics, Inc.	1,270,350	46,494,810
Total Materials		175,236,462
Real Estate 10.9%
Equity Real Estate Investment Trusts (REITS) 10.9%
American Homes 4 Rent, Class A	1,307,175	31,071,550
Camden Property Trust	338,650	28,666,723
Outfront Media, Inc.	619,552	16,077,374
ProLogis, Inc.	716,175	36,560,734
SBA Communications Corp(a)	237,775	27,527,212
SL Green Realty Corp.	373,075	42,038,091
Taubman Centers, Inc.	390,300	27,227,328
Uniti Group, Inc.	750,554	21,743,549
VEREIT, Inc.	2,220,075	20,136,080
Welltower, Inc.	658,175	46,322,356
Total		297,370,997
Total Real Estate		297,370,997
Utilities 9.0%
Electric Utilities 5.8%
Edison International	745,300	59,430,222
Pinnacle West Capital Corp.	590,700	48,549,633
Portland General Electric Co.	1,127,100	51,091,443
Total		159,071,298
Multi-Utilities 3.2%
CMS Energy Corp.	811,850	36,143,562
WEC Energy Group, Inc.	832,675	50,185,322
Total		86,328,884
Total Utilities		245,400,182
Total Common Stocks (Cost $1,935,366,268)		2,675,337,254
Convertible Preferred Stocks 0.8%
Issuer	Coupon Rate	Shares	Value ($)
Energy 0.8%
Oil, Gas & Consumable Fuels 0.8%
Hess Corp.	8.000%	366,748	22,797,056
Total Energy			22,797,056
Total Convertible Preferred Stocks (Cost $18,337,400)			22,797,056

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	39,758,451	39,758,451
Total Money Market Funds (Cost $39,758,451)		39,758,451
Total Investments (Cost: $1,993,462,119)		2,737,892,761
Other Assets & Liabilities, Net		(2,527,839)
Net Assets		2,735,364,922

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	40,921,720	467,398,617	(468,561,886)	39,758,451	266	229,138	39,758,451
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	252,183,512	—	—	—	252,183,512
Consumer Staples	127,945,823	—	—	—	127,945,823
Energy	287,955,698	—	—	—	287,955,698
Financials	586,317,628	—	—	—	586,317,628
Health Care	132,841,984	—	—	—	132,841,984
Industrials	317,728,411	—	—	—	317,728,411
Information Technology	252,356,557	—	—	—	252,356,557
Materials	175,236,462	—	—	—	175,236,462
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	297,370,997	—	—	—	297,370,997
Utilities	245,400,182	—	—	—	245,400,182
Total Common Stocks	2,675,337,254	—	—	—	2,675,337,254
Convertible Preferred Stocks
Energy	22,797,056	—	—	—	22,797,056
Money Market Funds	—	—	—	39,758,451	39,758,451
Total Investments	2,698,134,310	—	—	39,758,451	2,737,892,761
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,953,703,668
Affiliated issuers, at cost	39,758,451
Total investments, at cost	1,993,462,119
Investments, at value
Unaffiliated issuers, at value	2,698,134,310
Affiliated issuers, at value	39,758,451
Total investments, at value	2,737,892,761
Receivable for:
Capital shares sold	1,326,906
Dividends	3,081,209
Prepaid expenses	4,911
Total assets	2,742,305,787
Liabilities
Payable for:
Capital shares purchased	6,047,451
Management services fees	54,681
Distribution and/or service fees	9,618
Transfer agent fees	503,080
Plan administration fees	1
Compensation of board members	194,562
Compensation of chief compliance officer	593
Other expenses	130,879
Total liabilities	6,940,865
Net assets applicable to outstanding capital stock	$2,735,364,922
Represented by
Paid in capital	1,903,504,895
Undistributed net investment income	2,414,097
Accumulated net realized gain	85,015,288
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	744,430,642
Total - representing net assets applicable to outstanding capital stock	$2,735,364,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$886,909,952
Shares outstanding	58,372,494
Net asset value per share	$15.19
Maximum offering price per share(a)	$16.12
Class B
Net assets	$853,709
Shares outstanding	60,137
Net asset value per share	$14.20
Class C
Net assets	$99,412,620
Shares outstanding	6,958,394
Net asset value per share	$14.29
Class I
Net assets	$2,635
Shares outstanding	173
Net asset value per share(b)	$15.20
Class K
Net assets	$6,196
Shares outstanding	406
Net asset value per share	$15.26
Class R
Net assets	$53,457,452
Shares outstanding	3,530,175
Net asset value per share	$15.14
Class R4
Net assets	$105,459,190
Shares outstanding	6,772,171
Net asset value per share	$15.57
Class R5
Net assets	$88,788,715
Shares outstanding	5,700,821
Net asset value per share	$15.57
Class W
Net assets	$281,009
Shares outstanding	18,496
Net asset value per share	$15.19
Class Y
Net assets	$78,828,142
Shares outstanding	5,186,945
Net asset value per share	$15.20
Class Z
Net assets	$1,421,365,302
Shares outstanding	93,336,400
Net asset value per share	$15.23

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Value Fund | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$52,381,417
Dividends — affiliated issuers	229,138
Total income	52,610,555
Expenses:
Management services fees	19,546,167
Distribution and/or service fees
Class A	2,201,620
Class B	18,493
Class C	1,022,656
Class R	275,340
Class W	707
Transfer agent fees
Class A	1,580,443
Class B	3,322
Class C	183,509
Class K	3
Class R	98,837
Class R4	151,146
Class R5	38,826
Class W	507
Class Y	1,456
Class Z	2,572,780
Plan administration fees
Class K	14
Compensation of board members	73,596
Custodian fees	20,936
Printing and postage fees	246,792
Registration fees	152,534
Audit fees	32,351
Legal fees	31,283
Compensation of chief compliance officer	593
Other	48,214
Total expenses	28,302,125
Expense reduction	(4,252)
Total net expenses	28,297,873
Net investment income	24,312,682
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	216,323,842
Investments — affiliated issuers	266
Net realized gain	216,324,108
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	420,137,317
Net change in unrealized appreciation (depreciation)	420,137,317
Net realized and unrealized gain	636,461,425
Net increase in net assets resulting from operations	$660,774,107
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$24,312,682	$15,717,296
Net realized gain	216,324,108	383,218,225
Net change in unrealized appreciation (depreciation)	420,137,317	(791,569,372)
Net increase (decrease) in net assets resulting from operations	660,774,107	(392,633,851)
Distributions to shareholders
Net investment income
Class A	(6,515,504)	(2,894,764)
Class B	(3,648)	—
Class C	(270,536)	—
Class I	(30)	(21)
Class K	(51)	(27)
Class R	(270,317)	(28,136)
Class R4	(829,196)	(313,226)
Class R5	(819,815)	(449,037)
Class W	(2,093)	(1,169)
Class Y	(711,448)	(277,579)
Class Z	(13,907,912)	(10,152,175)
Net realized gains
Class A	(61,648,305)	(138,790,436)
Class B	(117,374)	(706,465)
Class C	(7,494,597)	(18,200,240)
Class I	(180)	(395)
Class K	(408)	(830)
Class R	(3,829,780)	(9,070,971)
Class R4	(6,209,240)	(9,492,882)
Class R5	(5,362,980)	(9,124,575)
Class W	(19,725)	(54,382)
Class Y	(4,473,455)	(5,870,035)
Class Z	(97,731,442)	(247,781,294)
Total distributions to shareholders	(210,218,036)	(453,208,639)
Decrease in net assets from capital stock activity	(325,641,960)	(350,006,177)
Total increase (decrease) in net assets	124,914,111	(1,195,848,667)
Net assets at beginning of year	2,610,450,811	3,806,299,478
Net assets at end of year	$2,735,364,922	$2,610,450,811
Undistributed net investment income	$2,414,097	$1,431,965
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	7,264,438	104,905,947	8,526,155	132,322,357
Distributions reinvested	4,333,201	63,013,625	8,922,795	131,224,473
Redemptions	(18,245,645)	(263,679,832)	(17,183,718)	(269,026,144)
Net increase (decrease)	(6,648,006)	(95,760,260)	265,232	(5,479,314)
Class B
Subscriptions	2,451	33,214	6,719	101,447
Distributions reinvested	8,403	114,037	46,480	655,848
Redemptions (a)	(177,378)	(2,396,611)	(391,091)	(5,938,818)
Net decrease	(166,524)	(2,249,360)	(337,892)	(5,181,523)
Class C
Subscriptions	486,605	6,651,722	736,957	10,983,540
Distributions reinvested	465,372	6,386,600	1,045,042	14,591,093
Redemptions	(2,139,521)	(29,176,546)	(2,040,473)	(29,633,792)
Net decrease	(1,187,544)	(16,138,224)	(258,474)	(4,059,159)
Class K
Distributions reinvested	18	256	30	449
Net increase	18	256	30	449
Class R
Subscriptions	971,725	13,939,950	1,020,963	15,819,083
Distributions reinvested	257,928	3,740,919	580,991	8,540,344
Redemptions	(1,791,044)	(25,852,615)	(2,036,070)	(31,844,026)
Net decrease	(561,391)	(8,171,746)	(434,116)	(7,484,599)
Class R4
Subscriptions	2,840,101	42,196,813	3,296,730	55,092,459
Distributions reinvested	472,151	7,037,913	655,311	9,806,108
Redemptions	(1,389,588)	(20,555,495)	(1,018,196)	(15,883,661)
Net increase	1,922,664	28,679,231	2,933,845	49,014,906
Class R5
Subscriptions	2,428,484	35,999,335	1,934,097	29,660,205
Distributions reinvested	414,706	6,176,674	634,869	9,573,018
Redemptions	(1,612,963)	(23,982,022)	(2,215,655)	(34,902,596)
Net increase	1,230,227	18,193,987	353,311	4,330,627
Class W
Distributions reinvested	1,488	21,638	3,753	55,185
Redemptions	(4,818)	(68,970)	(10,548)	(163,053)
Net decrease	(3,330)	(47,332)	(6,795)	(107,868)
Class Y
Subscriptions	2,515,260	36,435,027	2,235,750	35,123,742
Distributions reinvested	356,140	5,184,666	423,848	6,147,145
Redemptions	(1,110,442)	(16,125,138)	(854,642)	(13,132,247)
Net increase	1,760,958	25,494,555	1,804,956	28,138,640
Class Z
Subscriptions	8,949,802	129,741,512	8,604,760	132,927,848
Distributions reinvested	6,310,854	91,872,074	14,227,858	209,768,433
Redemptions	(34,306,588)	(497,256,653)	(46,053,685)	(751,874,617)
Net decrease	(19,045,932)	(275,643,067)	(23,221,067)	(409,178,336)
Total net decrease	(22,698,860)	(325,641,960)	(18,900,970)	(350,006,177)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Value Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)
2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)
2/28/2015	$18.64	0.07	1.44	1.51	(0.07)	(2.90)
2/28/2014	$16.02	0.05	4.60	4.65	(0.07)	(1.96)
2/28/2013	$13.91	0.11	2.10	2.21	(0.10)	—
Class B
2/28/2017	$12.13	0.01	3.14	3.15	(0.04)	(1.04)
2/29/2016	$16.38	(0.06)	(1.91)	(1.97)	—	(2.28)
2/28/2015	$17.98	(0.07)	1.39	1.32	(0.02)	(2.90)
2/28/2014	$15.56	(0.08)	4.46	4.38	—	(1.96)
2/28/2013	$13.52	0.00 (d)	2.06	2.06	(0.02)	—
Class C
2/28/2017	$12.20	0.00 (d)	3.17	3.17	(0.04)	(1.04)
2/29/2016	$16.47	(0.06)	(1.93)	(1.99)	—	(2.28)
2/28/2015	$18.05	(0.06)	1.40	1.34	(0.02)	(2.90)
2/28/2014	$15.62	(0.08)	4.47	4.39	—	(1.96)
2/28/2013	$13.57	0.00 (d)	2.07	2.07	(0.02)	—
Class I
2/28/2017	$12.89	0.18	3.34	3.52	(0.17)	(1.04)
2/29/2016	$17.19	0.13	(2.03)	(1.90)	(0.12)	(2.28)
2/28/2015	$18.64	0.09	1.51	1.60	(0.15)	(2.90)
2/28/2014	$16.03	0.12	4.59	4.71	(0.14)	(1.96)
2/28/2013	$13.91	0.17	2.12	2.29	(0.17)	—
Class K
2/28/2017	$12.93	0.13	3.37	3.50	(0.13)	(1.04)
2/29/2016	$17.24	0.08	(2.04)	(1.96)	(0.07)	(2.28)
2/28/2015	$18.70	0.10	1.44	1.54	(0.10)	(2.90)
2/28/2014	$16.07	0.07	4.61	4.68	(0.09)	(1.96)
2/28/2013	$13.94	0.13	2.13	2.26	(0.13)	—
Class R
2/28/2017	$12.84	0.08	3.33	3.41	(0.07)	(1.04)
2/29/2016	$17.14	0.02	(2.03)	(2.01)	(0.01)	(2.28)
2/28/2015	$18.61	0.03	1.44	1.47	(0.04)	(2.90)
2/28/2014	$16.00	0.00 (d)	4.59	4.59	(0.02)	(1.96)
2/28/2013	$13.89	0.07	2.11	2.18	(0.07)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.15)	$15.19	27.41%	1.17%	1.17% (c)	0.78%	33%	$886,910
(2.33)	$12.88	(12.77%)	1.18%	1.18% (c)	0.37%	47%	$837,676
(2.97)	$17.18	8.50%	1.16%	1.16% (c)	0.39%	25%	$1,112,701
(2.03)	$18.64	30.10%	1.17%	1.17% (c)	0.27%	48%	$1,098,949
(0.10)	$16.02	16.03%	1.19%	1.19% (c)	0.75%	36%	$991,510

(1.08)	$14.20	26.47%	1.92%	1.92% (c)	0.07%	33%	$854
(2.28)	$12.13	(13.37%)	1.93%	1.93% (c)	(0.40%)	47%	$2,749
(2.92)	$16.38	7.64%	1.91%	1.91% (c)	(0.40%)	25%	$9,250
(1.96)	$17.98	29.16%	1.92%	1.92% (c)	(0.48%)	48%	$15,034
(0.02)	$15.56	15.22%	1.94%	1.94% (c)	0.01%	36%	$16,759

(1.08)	$14.29	26.48%	1.92%	1.92% (c)	0.03%	33%	$99,413
(2.28)	$12.20	(13.42%)	1.93%	1.93% (c)	(0.38%)	47%	$99,372
(2.92)	$16.47	7.73%	1.91%	1.91% (c)	(0.36%)	25%	$138,393
(1.96)	$18.05	29.11%	1.92%	1.92% (c)	(0.49%)	48%	$133,282
(0.02)	$15.62	15.24%	1.94%	1.94% (c)	0.00% (d)	36%	$115,248

(1.21)	$15.20	27.95%	0.73%	0.73%	1.22%	33%	$3
(2.40)	$12.89	(12.35%)	0.72%	0.72%	0.83%	47%	$2
(3.05)	$17.19	9.03%	0.72%	0.72%	0.51%	25%	$3
(2.10)	$18.64	30.59%	0.73%	0.73%	0.69%	48%	$87,662
(0.17)	$16.03	16.61%	0.74%	0.74%	1.19%	36%	$160,368

(1.17)	$15.26	27.66%	1.03%	1.03%	0.92%	33%	$6
(2.35)	$12.93	(12.63%)	1.02%	1.02%	0.53%	47%	$5
(3.00)	$17.24	8.63%	1.01%	1.01%	0.57%	25%	$6
(2.05)	$18.70	30.26%	1.03%	1.03%	0.40%	48%	$16
(0.13)	$16.07	16.31%	1.04%	1.01%	0.93%	36%	$14

(1.11)	$15.14	27.10%	1.42%	1.42% (c)	0.54%	33%	$53,457
(2.29)	$12.84	(13.02%)	1.43%	1.43% (c)	0.11%	47%	$52,550
(2.94)	$17.14	8.25%	1.41%	1.41% (c)	0.15%	25%	$77,556
(1.98)	$18.61	29.77%	1.42%	1.42% (c)	0.02%	48%	$62,085
(0.07)	$16.00	15.76%	1.44%	1.44% (c)	0.50%	36%	$58,923
Columbia Mid Cap Value Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
2/28/2017	$13.18	0.15	3.42	3.57	(0.14)	(1.04)
2/29/2016	$17.52	0.10	(2.07)	(1.97)	(0.09)	(2.28)
2/28/2015	$18.95	0.12	1.47	1.59	(0.12)	(2.90)
2/28/2014	$16.26	0.09	4.67	4.76	(0.11)	(1.96)
2/28/2013 (e)	$14.24	0.06	2.00	2.06	(0.04)	—
Class R5
2/28/2017	$13.18	0.17	3.42	3.59	(0.16)	(1.04)
2/29/2016	$17.52	0.12	(2.07)	(1.95)	(0.11)	(2.28)
2/28/2015	$18.96	0.15	1.45	1.60	(0.14)	(2.90)
2/28/2014	$16.26	0.12	4.67	4.79	(0.13)	(1.96)
2/28/2013 (g)	$14.24	0.06	2.00	2.06	(0.04)	—
Class W
2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)
2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)
2/28/2015	$18.64	0.07	1.45	1.52	(0.08)	(2.90)
2/28/2014	$16.03	0.04	4.60	4.64	(0.07)	(1.96)
2/28/2013	$13.91	0.11	2.11	2.22	(0.10)	—
Class Y
2/28/2017	$12.89	0.17	3.35	3.52	(0.17)	(1.04)
2/29/2016	$17.19	0.13	(2.03)	(1.90)	(0.12)	(2.28)
2/28/2015	$18.65	0.16	1.43	1.59	(0.15)	(2.90)
2/28/2014	$16.03	0.12	4.60	4.72	(0.14)	(1.96)
2/28/2013	$13.91	0.18	2.09	2.27	(0.15)	—
Class Z
2/28/2017	$12.91	0.15	3.35	3.50	(0.14)	(1.04)
2/29/2016	$17.21	0.10	(2.03)	(1.93)	(0.09)	(2.28)
2/28/2015	$18.67	0.12	1.44	1.56	(0.12)	(2.90)
2/28/2014	$16.05	0.09	4.60	4.69	(0.11)	(1.96)
2/28/2013	$13.93	0.14	2.12	2.26	(0.14)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.18)	$15.57	27.70%	0.93%	0.93% (c)	1.02%	33%	$105,459
(2.37)	$13.18	(12.53%)	0.94%	0.94% (c)	0.64%	47%	$63,910
(3.02)	$17.52	8.79%	0.92%	0.92% (c)	0.68%	25%	$33,559
(2.07)	$18.95	30.40%	0.92%	0.92% (c)	0.48%	48%	$10,580
(0.04)	$16.26	14.49%	0.85% (f)	0.85% (f)	1.19% (f)	36%	$3

(1.20)	$15.57	27.86%	0.80%	0.80%	1.15%	33%	$88,789
(2.39)	$13.18	(12.40%)	0.79%	0.79%	0.76%	47%	$58,924
(3.04)	$17.52	8.87%	0.78%	0.78%	0.84%	25%	$72,152
(2.09)	$18.96	30.64%	0.80%	0.80%	0.67%	48%	$28,245
(0.04)	$16.26	14.52%	0.77% (f)	0.77% (f)	1.28% (f)	36%	$3

(1.15)	$15.19	27.41%	1.17%	1.17% (c)	0.78%	33%	$281
(2.33)	$12.88	(12.77%)	1.18%	1.18% (c)	0.37%	47%	$281
(2.98)	$17.18	8.50%	1.16%	1.16% (c)	0.37%	25%	$492
(2.03)	$18.64	30.02%	1.16%	1.16% (c)	0.21%	48%	$645
(0.10)	$16.03	16.09%	1.19%	1.19% (c)	0.74%	36%	$79,581

(1.21)	$15.20	27.94%	0.75%	0.75%	1.19%	33%	$78,828
(2.40)	$12.89	(12.35%)	0.74%	0.74%	0.81%	47%	$44,147
(3.05)	$17.19	8.97%	0.73%	0.73%	0.88%	25%	$27,860
(2.10)	$18.65	30.65%	0.73%	0.73%	0.69%	48%	$10,175
(0.15)	$16.03	16.50%	0.77%	0.77%	1.19%	36%	$4,975

(1.18)	$15.23	27.74%	0.93%	0.93% (c)	1.02%	33%	$1,421,365
(2.37)	$12.91	(12.51%)	0.93%	0.93% (c)	0.61%	47%	$1,450,834
(3.02)	$17.21	8.76%	0.91%	0.91% (c)	0.64%	25%	$2,334,328
(2.07)	$18.67	30.37%	0.92%	0.92% (c)	0.52%	48%	$2,423,967
(0.14)	$16.05	16.36%	0.94%	0.94% (c)	1.01%	36%	$2,298,515
Columbia Mid Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
22	Columbia Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Mid Cap Value Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
February 28, 2017
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company
24	Columbia Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.72% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Mid Cap Value Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.18
Class C	0.18
Class I	—
Class K	0.053
Class R	0.18
Class R4	0.18
Class R5	0.052
Class W	0.18
Class Y	0.002
Class Z	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $4,252.
26	Columbia Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	228,707
Class B	4
Class C	1,960
Columbia Mid Cap Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.240%	1.26%
Class B	1.990	2.01
Class C	1.990	2.01
Class I	0.860	0.86
Class K	1.160	1.16
Class R	1.490	1.51
Class R4	0.990	1.01
Class R5	0.910	0.91
Class W	1.240	1.26
Class Y	0.860	0.86
Class Z	0.990	1.01
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
28,635,197	181,582,839	210,218,036	14,116,134	439,092,505	453,208,639
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28	Columbia Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,757,927	80,983,366	—	744,308,685
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,993,584,076	785,344,603	(41,035,918)	744,308,685
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $868,819,647 and $1,373,916,975, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such
Columbia Mid Cap Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At February 28, 2017, two unaffiliated shareholders of record owned 24.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Mid Cap Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
Columbia Mid Cap Value Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$216,635,038
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Mid Cap Value Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Mid Cap Value Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Columbia Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Mid Cap Value Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Mid Cap Value Fund | Annual Report 2017

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Columbia Mid Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN197_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Small Cap Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Small Cap Index Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Index Fund   |  Annual Report 2017

Columbia Small Cap Index Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Small Cap Index (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead manager
Managed Fund since 2014
Vadim Shteyn
Co-manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
	Class A	10/15/96	34.40	14.39	8.58
Class B *	Excluding sales charges	03/07/11	33.37	13.53	7.77
	Including sales charges		28.37	13.28	7.77
	Class I *	11/16/11	34.76	14.70	8.74
	Class K *	03/07/11	34.37	14.38	8.58
	Class R5 *	11/08/12	34.73	14.64	8.70
	Class W *	06/25/14	34.41	14.40	8.59
	Class Z	10/15/96	34.74	14.67	8.85
	S&P SmallCap 600 Index		34.97	14.93	9.00
Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Index Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
iShares Core S&P Small-Cap ETF	1.0
Take-Two Interactive Software, Inc.	0.8
Coherent, Inc.	0.6
Texas Capital Bancshares, Inc.	0.6
Masimo Corp.	0.5
Wintrust Financial Corp.	0.5
PDC Energy, Inc.	0.5
Medicines Co. (The)	0.5
US Silica Holdings, Inc.	0.5
United Bankshares, Inc.	0.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	97.7
Exchange-Traded Funds	1.0
Money Market Funds	1.3
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	13.9
Consumer Staples	2.7
Energy	3.2
Financials	18.3
Health Care	12.5
Industrials	18.7
Information Technology	15.2
Materials	5.7
Real Estate	6.3
Telecommunication Services	0.9
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 34.40%. The Fund closely tracked its benchmark, the unmanaged S&P SmallCap 600 Index, which returned 34.97% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market rallied despite unpredictability
If the 12-month period ended February 28, 2017 is remembered for anything, it will be the inability to predict events. As the period began, uncertainty and investors’ general lack of conviction drove most of the market. Economic growth in the first half of 2016 was the weakest in many years due to tighter Federal Reserve (Fed) policy and financial conditions, weak equity and bond markets, frail industrial activity, and political and social unrest that undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the wildly unexpected Brexit vote wherein the United Kingdom opted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes all the way to November 2016.
The surprising outcome of the U.S. Presidential election sparked a sudden and significant change in investors’ outlook. Whereas investors previously had anticipated a Hillary Clinton victory and a continuation of the policies in place throughout the Obama administration, the election of Donald Trump caused a recalibration of market expectations literally overnight. The election result therefore touched off a flood of cash into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged.
The election sweep by the Republican party paved the way for an active growth-oriented economic policy in the early days of the Trump administration, and the U.S. equity market surged to new record highs. By the end of February 2017, the “Trump Rally” had turned into the “Trump Hope Rally,” as hopes for lower corporate taxes, reduced regulatory pressures, more spending and thus improved corporate earnings combined to produce a 5.57% S&P 500 Index return and a 1.02% S&P SmallCap 600 Index return in the first two months of 2017. The Dow Jones Industrial Average posted 12 consecutive day record closing highs, matching its own record set back in January of 1987.
While Americans continued, at the end of the period, to debate the direction of public policy, investors can at least agree that the U.S. stock market has had a remarkable run. In returning 11.96% in 2016 and strong results in the first two months of 2017, the S&P 500 Index had produced a positive return for eight consecutive years and in 13 of the past 14 years. For the period overall, small-cap stocks outpaced both their large-cap and mid-cap counterparts by a significant margin.
Index enjoyed broad-based positive returns
All sectors of the S&P SmallCap 600 Index posted positive returns during the 12 months ended February 28, 2017. In terms of total return, materials, energy and financials, each considered an economically-sensitive cyclical sector, were the best relative performers. On the basis of impact, which takes weightings and total returns into account, materials, financials and industrials were the biggest contributors to the Index’s return. The top performing industries for the period were automobiles; chemicals; energy equipment and services; metals and mining; and semiconductors and semiconductor equipment.
Conversely, telecommunication services, consumer discretionary and utilities were the weakest performers from a total return perspective. On the basis of impact, telecommunication services, consumer staples and utilities, each traditionally considered a more defensive sector, were the weakest. The worst performing industries for the annual period were distributors; leisure products; marine; technology hardware storage and peripherals; and textiles apparel and luxury goods.
Top individual contributors within the S&P SmallCap 600 Index included specialty chemicals company Chemours, regional bank Texas Capital Bancshares, laser-based photonic products manufacturer Coherent, medical signal processing and sensor technology developer Masimo and industrial silica and sand proppants producer U.S. Silica Holdings. Top detractors were pharmaceutical products manufacturer Impax Laboratories, apparel and accessories manufacturer G-III Apparel Group, supercomputer manufacturer Cray, free-standing emergency room network operator Adeptus Health and international multi-platform news and information company Gannett.
Columbia Small Cap Index Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Financials was the largest sector by weighting in the S&P SmallCap 600 Index as of February 28, 2017, with a weighting of 17.87%. As always, each sector and stock in the S&P SmallCap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove portfolio changes
During the period, there were 70 additions and 69 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Banc of California, SciClone Pharmaceuticals, Fiesta Restaurant Group, BioTelemetry, Shoe Carnival, Nautilus, TiVo, RR Donnelley & Sons, Abercrombie & Fitch, AdvanSix, Dave & Buster’s Entertainment, Community Health Systems, Insteel Industries, Shake Shack, Myriad Genetics and Shutterfly. Deletions included Affymetrix, Prestige Brand Holdings, Checkpoint Systems, Rex Energy, Wilshire Bancorp, QLogic, Sagent Pharmaceuticals, Rovi, Cirrus Logic, Piedmont Natural Gas, Cousins Properties, Monster Worldwide, Papa John’s International, Vascular Solutions, Patrick Industries and Inteliquent.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P SmallCap 600 Index.
Derivatives usage
As the Fund strategy is to fully replicate the S&P SmallCap 600 Index, the Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. In other words, we used equity index futures to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund’s cash position but was generally minimal in size and impact.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Small Cap Index Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,129.20	1,022.56	2.38	2.26	0.45
Class B	1,000.00	1,000.00	1,124.60	1,018.84	6.32	6.01	1.20
Class I	1,000.00	1,000.00	1,130.50	1,023.80	1.06	1.00	0.20
Class K	1,000.00	1,000.00	1,128.70	1,022.56	2.38	2.26	0.45
Class R5	1,000.00	1,000.00	1,130.30	1,023.80	1.06	1.00	0.20
Class W	1,000.00	1,000.00	1,129.30	1,022.56	2.38	2.26	0.45
Class Z	1,000.00	1,000.00	1,130.50	1,023.80	1.06	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.6%
Issuer	Shares	Value ($)
Consumer Discretionary 13.6%
Auto Components 1.7%
American Axle & Manufacturing Holdings, Inc.(a)	383,040	7,591,853
Cooper-Standard Holding, Inc.(a)	88,430	9,904,160
Dorman Products, Inc.(a)	151,975	11,878,366
Drew Industries, Inc.	123,337	13,283,395
Fox Factory Holding Corp.(a)	144,020	3,859,736
Gentherm, Inc.(a)	182,880	6,629,400
Motorcar Parts of America, Inc.(a)	93,490	2,652,311
Standard Motor Products, Inc.	100,649	4,828,132
Superior Industries International, Inc.	114,704	2,569,370
Total		63,196,723
Automobiles 0.1%
Winnebago Industries, Inc.	132,490	4,372,170
Distributors 0.2%
Core-Mark Holding Co., Inc.	231,180	7,517,974
Diversified Consumer Services 0.4%
American Public Education, Inc.(a)	80,624	1,947,070
Capella Education Co.	57,433	4,370,651
Career Education Corp.(a)	322,488	2,686,325
Regis Corp.(a)	175,680	2,162,621
Strayer Education, Inc.	52,235	4,050,302
Total		15,216,969
Hotels, Restaurants & Leisure 2.8%
Belmond Ltd., Class A(a)	423,070	5,478,756
Biglari Holdings, Inc.(a)	5,069	2,176,781
BJ’s Restaurants, Inc.(a)	96,692	3,514,754
Bob Evans Farms, Inc.	99,000	5,616,270
Boyd Gaming Corp.(a)	411,313	8,090,527
Chuy’s Holdings, Inc.(a)	84,260	2,401,410
Dave & Buster’s Entertainment, Inc.(a)	187,460	10,720,837
DineEquity, Inc.	85,191	5,096,126
El Pollo Loco Holdings, Inc.(a)	107,920	1,349,000
Fiesta Restaurant Group, Inc.(a)	133,970	2,659,304
ILG, Inc.	530,928	10,023,921
Marcus Corp. (The)	94,833	2,958,790
Marriott Vacations Worldwide Corp.	121,707	11,431,939
Monarch Casino & Resort, Inc.(a)	54,815	1,396,686
Common Stocks (continued)
Issuer	Shares	Value ($)
Popeyes Louisiana Kitchen, Inc.(a)	103,820	8,202,818
Red Robin Gourmet Burgers, Inc.(a)	64,404	2,940,043
Ruby Tuesday, Inc.(a)	301,525	572,897
Ruth’s Hospitality Group, Inc.	148,548	2,503,034
Scientific Games Corp., Class A(a)	254,410	5,253,566
Shake Shack, Inc., Class A(a)	89,880	3,220,400
Sonic Corp.	229,203	5,794,252
Wingstop, Inc.	143,990	3,786,937
Total		105,189,048
Household Durables 1.6%
Cavco Industries, Inc.(a)	42,340	5,049,045
Ethan Allen Interiors, Inc.	127,422	3,663,382
Installed Building Products, Inc.(a)	99,360	4,674,888
iRobot Corp.(a)	135,905	7,757,457
La-Z-Boy, Inc.	245,077	6,617,079
LGI Homes, Inc.(a)	85,290	2,474,263
M/I Homes, Inc.(a)	123,563	2,916,087
MDC Holdings, Inc.	206,320	6,022,481
Meritage Homes Corp.(a)	188,461	6,699,789
TopBuild Corp.(a)	190,550	7,999,289
Universal Electronics, Inc.(a)	72,989	5,014,344
Total		58,888,104
Internet & Catalog Retail 0.5%
FTD Companies, Inc.(a)	85,900	2,075,344
Nutrisystem, Inc.	147,082	6,839,313
PetMed Express, Inc.	102,818	2,165,347
Shutterfly, Inc.(a)	169,500	7,691,910
Total		18,771,914
Leisure Products 0.3%
Arctic Cat, Inc.(a)	65,359	1,209,142
Callaway Golf Co.	471,415	4,766,006
Nautilus, Inc.(a)	155,930	2,510,473
Sturm Ruger & Co., Inc.	95,030	4,737,245
Total		13,222,866

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Media 0.7%
EW Scripps Co. (The), Class A(a)	284,394	6,549,594
Gannett Co., Inc.	584,090	5,093,265
New Media Investment Group, Inc.	262,330	4,047,752
Scholastic Corp.	134,960	6,081,297
World Wrestling Entertainment, Inc., Class A	192,620	4,041,168
Total		25,813,076
Multiline Retail 0.3%
Fred’s, Inc., Class A	175,859	3,117,980
Ollie’s Bargain Outlet Holdings, Inc.(a)	238,350	7,472,273
Tuesday Morning Corp.(a)	225,842	824,323
Total		11,414,576
Specialty Retail 3.8%
Abercrombie & Fitch Co., Class A	338,990	4,054,320
Asbury Automotive Group, Inc.(a)	98,780	6,435,517
Ascena Retail Group, Inc.(a)	848,750	3,904,250
Barnes & Noble Education, Inc.(a)	192,393	1,846,973
Barnes & Noble, Inc.	276,690	2,711,562
Big 5 Sporting Goods Corp.	88,855	1,195,100
Buckle, Inc. (The)	139,761	2,774,256
Caleres, Inc.	217,374	6,492,961
Cato Corp. (The), Class A	125,685	3,143,382
Children’s Place, Inc. (The)	90,351	9,152,556
Express, Inc.(a)	392,740	4,414,398
Finish Line, Inc., Class A (The)	203,177	3,311,785
Five Below, Inc.(a)	274,910	10,597,780
Francesca’s Holdings Corp.(a)	189,945	3,223,367
Genesco, Inc.(a)	103,312	6,023,090
Group 1 Automotive, Inc.	99,555	7,734,428
Guess?, Inc.	308,470	3,917,569
Haverty Furniture Companies, Inc.	95,626	2,218,523
Hibbett Sports, Inc.(a)	112,093	3,306,744
Kirkland’s, Inc.(a)	73,234	827,544
Lithia Motors, Inc., Class A	117,272	11,219,412
Lumber Liquidators Holdings, Inc.(a)	136,488	2,419,932
MarineMax, Inc.(a)	123,649	2,782,103
Monro Muffler Brake, Inc.	161,791	9,302,982
Rent-A-Center, Inc.	266,230	2,308,214
Common Stocks (continued)
Issuer	Shares	Value ($)
Restoration Hardware Holdings, Inc.(a)	191,430	5,827,129
Select Comfort Corp.(a)	225,111	5,287,857
Shoe Carnival, Inc.	66,440	1,683,590
Sonic Automotive, Inc., Class A	131,601	2,855,742
Stein Mart, Inc.	155,041	558,148
Tailored Brands, Inc.	243,910	5,636,760
Tile Shop Holdings, Inc.(a)	165,400	2,911,040
Vitamin Shoppe, Inc.(a)	119,273	2,540,515
Zumiez, Inc.(a)	87,298	1,780,879
Total		144,400,408
Textiles, Apparel & Luxury Goods 1.2%
Crocs, Inc.(a)	368,398	2,449,847
G-III Apparel Group Ltd.(a)	219,270	5,641,817
Iconix Brand Group, Inc.(a)	281,151	2,167,674
Movado Group, Inc.	76,693	1,859,805
Oxford Industries, Inc.	74,756	4,202,035
Perry Ellis International, Inc.(a)	60,552	1,410,256
Steven Madden Ltd.(a)	273,302	10,207,830
Unifi, Inc.(a)	75,930	2,072,130
Vera Bradley, Inc.(a)	97,950	1,024,557
Wolverine World Wide, Inc.	494,192	12,438,812
Total		43,474,763
Total Consumer Discretionary		511,478,591
Consumer Staples 2.7%
Food & Staples Retailing 0.4%
Andersons, Inc. (The)	130,169	5,148,184
SpartanNash Co.	187,739	6,552,091
SUPERVALU, Inc.(a)	1,332,800	5,037,984
Total		16,738,259
Food Products 1.5%
B&G Foods, Inc.	332,646	14,137,455
Calavo Growers, Inc.	76,862	4,335,017
Cal-Maine Foods, Inc.	148,956	5,652,880
Darling Ingredients, Inc.(a)	824,513	10,726,914
J&J Snack Foods Corp.	74,867	10,017,205
Sanderson Farms, Inc.	99,527	9,459,046
Seneca Foods Corp., Class A(a)	31,203	1,171,673
Total		55,500,190

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.4%
Central Garden & Pet Co.(a)	50,480	1,703,700
Central Garden & Pet Co., Class A(a)	167,842	5,362,552
WD-40 Co.	71,009	7,803,889
Total		14,870,141
Personal Products 0.2%
Inter Parfums, Inc.	85,699	2,965,185
Medifast, Inc.	55,789	2,501,579
Total		5,466,764
Tobacco 0.2%
Universal Corp.	126,200	8,543,740
Total Consumer Staples		101,119,094
Energy 3.2%
Energy Equipment & Services 1.9%
Archrock, Inc.	348,780	4,760,847
Atwood Oceanics, Inc.(a)	364,700	3,832,997
Bristow Group, Inc.	159,975	2,513,207
CARBO Ceramics, Inc.(a)	105,100	1,348,433
Era Group, Inc.(a)	97,549	1,344,225
Exterran Corp.(a)	156,660	4,768,730
Geospace Technologies Corp.(a)	66,760	1,102,208
Gulf Island Fabrication, Inc.	67,437	768,782
Helix Energy Solutions Group, Inc.(a)	668,720	5,523,627
Hornbeck Offshore Services, Inc.(a)	162,159	728,094
Matrix Service Co.(a)	132,906	2,153,077
Newpark Resources, Inc.(a)	424,030	3,265,031
Pioneer Energy Services Corp.(a)	384,348	2,017,827
SEACOR Holdings, Inc.(a)	80,754	5,559,913
Tesco Corp.(a)	232,435	1,940,832
Tetra Technologies, Inc.(a)	576,009	2,586,280
Tidewater, Inc.(a)	235,760	320,634
Unit Corp.(a)	257,900	6,999,406
US Silica Holdings, Inc.	359,010	18,155,136
Total		69,689,286
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.3%
Bill Barrett Corp.(a)	378,910	2,087,794
Carrizo Oil & Gas, Inc.(a)	306,655	9,981,620
Cloud Peak Energy, Inc.(a)	375,394	1,873,216
Contango Oil & Gas Co.(a)	113,888	845,049
Green Plains, Inc.	178,730	4,477,187
Northern Oil and Gas, Inc.(a)	217,850	653,550
PDC Energy, Inc.(a)	279,557	18,895,258
REX American Resources Corp.(a)	28,350	2,359,287
Synergy Resources Corp.(a)	1,004,690	8,208,317
Total		49,381,278
Total Energy		119,070,564
Financials 17.9%
Banks 10.4%
Ameris Bancorp	174,910	8,448,153
Banc of California, Inc.	248,100	4,825,545
Banner Corp.	132,263	7,687,126
Boston Private Financial Holdings, Inc.	416,385	7,161,822
Brookline Bancorp, Inc.	353,304	5,599,868
Cardinal Financial Corp.	164,325	5,133,513
Central Pacific Financial Corp.	154,430	4,876,899
City Holding Co.	75,170	4,923,635
Columbia Banking System, Inc.	290,735	11,597,419
Community Bank System, Inc.	222,310	13,207,437
Customers Bancorp, Inc.(a)	141,060	4,842,590
CVB Financial Corp.	503,734	11,963,682
Fidelity Southern Corp.	106,050	2,499,599
First BanCorp(a)	783,549	4,999,043
First Commonwealth Financial Corp.	445,762	6,209,465
First Financial Bancorp	310,335	8,611,796
First Financial Bankshares, Inc.	330,912	14,560,128
First Midwest Bancorp, Inc.	405,092	9,896,398
First NBC Bank Holding Co.(a)	79,950	355,778
Glacier Bancorp, Inc.	383,317	14,152,064
Great Western Bancorp, Inc.	294,100	12,569,834
Hanmi Financial Corp.	161,560	5,396,104
Home Bancshares, Inc.	619,050	17,420,067
Hope Bancorp, Inc.	636,752	13,626,493
Independent Bank Corp.	135,246	8,790,990

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
LegacyTexas Financial Group, Inc.	208,183	8,866,514
National Bank Holdings Corp., Class A	130,050	4,290,350
NBT Bancorp, Inc.	216,190	8,729,752
OFG Bancorp	219,970	2,837,613
Old National Bancorp	676,146	12,407,279
Opus Bank	91,020	1,966,032
Pinnacle Financial Partners, Inc.	230,563	16,001,072
S&T Bancorp, Inc.	174,877	6,223,872
ServisFirst Bancshares, Inc.	221,360	9,201,935
Simmons First National Corp., Class A	148,802	8,556,115
Southside Bancshares, Inc.	131,305	4,625,875
Sterling Bancorp	655,190	16,215,952
Texas Capital Bancshares, Inc.(a)	245,509	21,887,127
Tompkins Financial Corp.	61,083	5,480,367
United Bankshares, Inc.	404,658	18,108,445
United Community Banks, Inc.	354,955	10,254,650
Westamerica Bancorporation	128,580	7,438,353
Wintrust Financial Corp.	259,321	19,111,958
Total		391,558,709
Capital Markets 1.6%
Donnelley Financial Solution, Inc.(a)	131,866	3,047,423
Evercore Partners, Inc., Class A	194,945	15,507,875
Financial Engines, Inc.	266,688	11,814,278
Greenhill & Co., Inc.	136,230	4,025,597
Interactive Brokers Group, Inc., Class A	340,530	12,500,856
INTL FCStone, Inc.(a)	74,710	2,820,303
Investment Technology Group, Inc.	154,973	3,102,559
Piper Jaffray Companies	71,238	5,040,089
Virtus Investment Partners, Inc.	32,337	3,545,752
Total		61,404,732
Consumer Finance 1.0%
Encore Capital Group, Inc.(a)	117,655	3,917,912
Enova International, Inc.(a)	116,461	1,671,215
Ezcorp, Inc., Class A(a)	242,734	2,136,059
FirstCash, Inc.	242,975	10,775,941
Green Dot Corp., Class A(a)	221,245	6,484,691
PRA Group, Inc.(a)	232,144	9,471,475
World Acceptance Corp.(a)	29,990	1,572,676
Total		36,029,969
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.0%
American Equity Investment Life Holding Co.	441,290	11,875,114
AMERISAFE, Inc.	96,320	6,193,376
eHealth, Inc.(a)	83,608	916,344
Employers Holdings, Inc.	160,726	6,043,298
HCI Group, Inc.	42,350	2,087,855
Horace Mann Educators Corp.	201,407	8,438,953
Infinity Property & Casualty Corp.	55,374	5,218,999
Maiden Holdings Ltd.	366,720	5,665,824
Navigators Group, Inc. (The)	110,852	6,102,403
ProAssurance Corp.	266,706	15,762,324
RLI Corp.	191,336	11,183,589
Safety Insurance Group, Inc.	71,337	5,064,927
Selective Insurance Group, Inc.	289,799	12,838,096
Stewart Information Services Corp.	117,060	5,198,635
United Fire Group, Inc.	107,965	4,558,282
United Insurance Holdings Corp.	88,900	1,504,188
Universal Insurance Holdings, Inc.	163,260	4,399,857
Total		113,052,064
Mortgage Real Estate Investment Trusts (REITS) 0.2%
Capstead Mortgage Corp.	480,815	5,087,022
Thrifts & Mortgage Finance 1.7%
Astoria Financial Corp.	456,810	8,446,417
Bank Mutual Corp.	210,466	2,041,520
BofI Holding, Inc.(a)	288,530	9,100,236
Dime Community Bancshares, Inc.	156,084	3,355,806
HomeStreet, Inc.(a)	126,180	3,444,714
LendingTree, Inc.(a)	36,020	4,264,768
Northfield Bancorp, Inc.	224,940	4,219,874
Northwest Bancshares, Inc.	507,426	9,204,708
Oritani Financial Corp.	190,368	3,274,330
Provident Financial Services, Inc.	301,041	7,992,639
TrustCo Bank Corp.	479,385	4,002,865
Walker & Dunlop, Inc.(a)	138,870	5,645,065
Total		64,992,942
Total Financials		672,125,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.2%
Biotechnology 1.6%
Acorda Therapeutics, Inc.(a)	230,985	6,109,553
AMAG Pharmaceuticals, Inc.(a)	171,360	3,847,032
Eagle Pharmaceuticals, Inc.(a)	39,430	3,023,887
Emergent Biosolutions, Inc.(a)	172,439	5,411,136
Enanta Pharmaceuticals, Inc.(a)	69,610	2,006,160
Ligand Pharmaceuticals, Inc.(a)	95,270	9,968,100
MiMedx Group, Inc.(a)	504,680	4,325,108
Momenta Pharmaceuticals, Inc.(a)	320,171	4,946,642
Myriad Genetics, Inc.(a)	342,160	6,648,169
Progenics Pharmaceuticals, Inc.(a)	349,790	3,931,640
Repligen Corp.(a)	169,460	5,339,684
Spectrum Pharmaceuticals, Inc.(a)	350,665	2,244,256
Total		57,801,367
Health Care Equipment & Supplies 4.2%
Abaxis, Inc.	112,879	5,627,018
Analogic Corp.	62,380	5,136,993
Angiodynamics, Inc.(a)	157,850	2,580,848
Anika Therapeutics, Inc.(a)	73,250	3,427,367
Cantel Medical Corp.	181,795	14,927,187
CONMED Corp.	124,038	5,162,462
CryoLife, Inc.(a)	134,920	2,158,720
Cynosure Inc., Class A(a)	119,506	7,887,396
Haemonetics Corp.(a)	258,757	9,659,399
ICU Medical, Inc.(a)	74,119	11,147,498
Inogen, Inc.(a)	80,180	5,501,952
Integer Holdings Corp.(a)	137,552	4,972,505
Integra LifeSciences Holdings Corp.(a)	299,628	12,806,101
Invacare Corp.	158,932	1,923,077
Masimo Corp.(a)	221,470	20,012,029
Meridian Bioscience, Inc.	210,920	2,710,322
Merit Medical Systems, Inc.(a)	223,338	6,878,810
Natus Medical, Inc.(a)	164,860	6,103,941
Neogen Corp.(a)	188,889	12,251,341
SurModics, Inc.(a)	66,159	1,637,435
Varex Imaging Corp.(a)	186,920	6,508,554
Zeltiq Aesthetics, Inc.(a)	180,220	9,976,979
Total		158,997,934
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.3%
Aceto Corp.	150,530	2,309,130
Adeptus Health, Inc., Class A(a)	75,560	510,030
Air Methods Corp.(a)	165,880	6,278,558
Almost Family, Inc.(a)	57,594	2,859,542
Amedisys, Inc.(a)	139,564	6,729,776
AMN Healthcare Services, Inc.(a)	240,680	9,903,982
BioTelemetry, Inc.(a)	141,410	3,598,885
Chemed Corp.	81,268	14,510,402
Community Health Systems, Inc.(a)	569,470	5,552,333
Corvel Corp.(a)	49,798	2,011,839
Cross Country Healthcare, Inc.(a)	165,351	2,557,980
Diplomat Pharmacy, Inc.(a)	214,660	2,908,643
Ensign Group, Inc. (The)	238,448	4,492,360
HealthEquity, Inc.(a)	215,310	9,409,047
Kindred Healthcare, Inc.	426,565	3,839,085
Landauer, Inc.	48,106	2,513,539
LHC Group, Inc.(a)	74,660	3,585,173
Magellan Health, Inc.(a)	116,416	8,050,166
PharMerica Corp.(a)	154,189	3,793,049
Providence Service Corp. (The)(a)	61,020	2,478,632
Quorum Health Corp.(a)	147,690	1,262,750
Select Medical Holdings Corp.(a)	536,900	7,731,360
Surgical Care Affiliates, Inc.(a)	139,620	7,919,246
Tivity Health, Inc.(a)	166,641	4,815,925
U.S. Physical Therapy, Inc.	62,720	4,744,768
Total		124,366,200
Health Care Technology 1.0%
Computer Programs & Systems, Inc.	53,551	1,440,522
HealthStream, Inc.(a)	127,189	3,112,315
HMS Holdings Corp.(a)	424,060	7,900,238
Medidata Solutions, Inc.(a)	274,092	15,327,224
Omnicell, Inc.(a)	182,915	6,955,343
Quality Systems, Inc.(a)	230,163	3,512,287
Total		38,247,929

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.4%
Albany Molecular Research, Inc.(a)	111,720	1,672,448
Cambrex Corp.(a)	161,043	9,074,773
Luminex Corp.(a)	198,674	3,691,363
Total		14,438,584
Pharmaceuticals 1.7%
Amphastar Pharmaceuticals, Inc.(a)	179,820	2,781,815
ANI Pharmaceuticals, Inc.(a)	40,020	2,363,981
Depomed, Inc.(a)	308,460	5,055,659
Impax Laboratories, Inc.(a)	370,070	5,273,498
Innoviva, Inc.(a)	386,690	4,466,270
Lannett Co., Inc.(a)	146,420	3,221,240
Medicines Co. (The)(a)	348,477	18,267,164
Nektar Therapeutics(a)	765,550	10,013,394
Phibro Animal Health Corp., Class A	92,770	2,583,645
Sciclone Pharmaceuticals, Inc.(a)	255,730	2,531,727
Sucampo Pharmaceuticals, Inc., Class A(a)	123,930	1,456,178
Supernus Pharmaceuticals, Inc.(a)	247,990	6,373,343
Total		64,387,914
Total Health Care		458,239,928
Industrials 18.2%
Aerospace & Defense 1.6%
AAR Corp.	159,193	5,479,423
Aerojet Rocketdyne Holdings, Inc.(a)	350,627	6,798,657
Aerovironment, Inc.(a)	103,089	2,785,465
Cubic Corp.	124,817	6,559,133
Engility Holdings, Inc.(a)	88,426	2,768,618
Mercury Systems, Inc.(a)	235,399	8,794,507
Moog, Inc., Class A(a)	161,014	10,881,326
National Presto Industries, Inc.	24,717	2,461,813
Taser International, Inc.(a)	261,880	6,722,460
Triumph Group, Inc.	248,660	6,912,748
Total		60,164,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	125,275	7,121,884
Echo Global Logistics, Inc.(a)	137,610	3,006,779
Forward Air Corp.	152,889	7,575,650
HUB Group, Inc., Class A(a)	166,277	8,396,988
Total		26,101,301
Airlines 0.9%
Allegiant Travel Co.	65,492	11,402,157
Hawaiian Holdings, Inc.(a)	267,610	13,019,226
Skywest, Inc.	259,179	9,110,142
Total		33,531,525
Building Products 2.0%
AAON, Inc.	198,189	6,669,060
American Woodmark Corp.(a)	70,010	6,052,364
Apogee Enterprises, Inc.	144,750	8,276,805
Gibraltar Industries, Inc.(a)	156,817	6,500,065
Griffon Corp.	148,905	3,744,961
Insteel Industries, Inc.	87,450	3,158,694
Patrick Industries, Inc.(a)	72,970	5,826,654
PGT, Inc.(a)	245,430	2,466,572
Quanex Building Products Corp.	171,394	3,350,753
Simpson Manufacturing Co., Inc.	202,436	8,737,138
Trex Co., Inc.(a)	147,230	10,013,112
Universal Forest Products, Inc.	101,840	9,757,290
Total		74,553,468
Commercial Services & Supplies 3.6%
ABM Industries, Inc.	279,278	11,391,750
Brady Corp., Class A	237,166	9,071,600
Brink’s Co. (The)	224,910	12,021,439
Essendant, Inc.	185,174	2,949,822
G&K Services, Inc., Class A	98,789	9,335,561
Healthcare Services Group, Inc.	363,586	15,045,189
Interface, Inc.	324,539	6,133,787
LSC Communications, Inc.	133,076	3,782,020
Matthews International Corp., Class A	161,000	10,601,850
Mobile Mini, Inc.	222,719	7,249,503
Multi-Color Corp.	66,150	4,742,955
RR Donnelley & Sons Co.	349,633	5,863,345

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Team, Inc.(a)	147,750	5,075,213
Tetra Tech, Inc.	285,824	11,504,416
U.S. Ecology, Inc.	109,100	5,536,825
Unifirst Corp.	77,262	10,283,572
Viad Corp.	101,722	4,801,278
Total		135,390,125
Construction & Engineering 0.4%
Aegion Corp.(a)	170,118	3,871,886
Comfort Systems U.S.A., Inc.	184,903	7,054,049
MYR Group, Inc.(a)	80,470	3,018,430
Orion Group Holdings, Inc.(a)	138,658	1,297,839
Total		15,242,204
Electrical Equipment 0.5%
AZZ, Inc.	130,285	7,641,216
Encore Wire Corp.	103,814	4,931,165
General Cable Corp.	246,930	4,123,731
Powell Industries, Inc.	42,805	1,397,155
Vicor Corp.(a)	80,089	1,301,446
Total		19,394,713
Industrial Conglomerates 0.1%
Raven Industries, Inc.	181,120	5,352,096
Machinery 4.9%
Actuant Corp., Class A	295,334	7,841,118
Alamo Group, Inc.	47,280	3,553,092
Albany International Corp., Class A	144,762	6,564,957
Astec Industries, Inc.	95,807	6,052,128
Barnes Group, Inc.	250,690	12,562,076
Briggs & Stratton Corp.	214,434	4,588,888
Chart Industries, Inc.(a)	153,260	5,454,523
CIRCOR International, Inc.	82,282	5,110,535
EnPro Industries, Inc.	106,993	6,984,503
ESCO Technologies, Inc.	128,832	6,982,694
Federal Signal Corp.	300,066	4,464,982
Franklin Electric Co., Inc.	192,516	8,066,420
Greenbrier Companies, Inc. (The)	142,100	5,975,305
Harsco Corp.(a)	401,600	5,662,560
Hillenbrand, Inc.	315,845	11,480,966
John Bean Technologies Corp.	146,048	13,056,691
Common Stocks (continued)
Issuer	Shares	Value ($)
Lindsay Corp.	53,248	4,263,567
Lydall, Inc.(a)	85,938	4,357,057
Mueller Industries, Inc.	287,410	12,019,486
Proto Labs, Inc.(a)	121,810	6,650,826
SPX Corp.(a)	209,810	5,534,788
SPX FLOW, Inc.(a)	209,860	7,135,240
Standex International Corp.	63,828	6,095,574
Tennant Co.	88,310	6,203,777
Titan International, Inc.	219,320	2,903,797
Wabash National Corp.	310,740	6,572,151
Watts Water Technologies, Inc., Class A	139,505	8,921,345
Total		185,059,046
Marine 0.2%
Matson, Inc.	214,590	7,281,039
Professional Services 1.8%
CDI Corp.(a)	69,164	632,851
Exponent, Inc.	128,200	7,365,090
Heidrick & Struggles International, Inc.	93,082	2,275,855
Insperity, Inc.	94,852	7,896,429
Kelly Services, Inc., Class A	146,439	3,130,866
Korn/Ferry International	290,027	8,964,734
Navigant Consulting, Inc.(a)	235,732	5,492,556
On Assignment, Inc.(a)	243,952	11,512,095
Resources Connection, Inc.	147,877	2,499,121
TrueBlue, Inc.(a)	212,781	5,521,667
Wageworks, Inc.(a)	183,540	14,132,580
Total		69,423,844
Road & Rail 0.8%
ArcBest Corp.	119,365	3,503,363
Celadon Group, Inc.	141,300	1,137,465
Heartland Express, Inc.	216,936	4,499,252
Knight Transportation, Inc.	332,749	10,880,892
Marten Transport Ltd.	115,840	2,843,872
Roadrunner Transportation Systems, Inc.(a)	151,720	1,143,969
Saia, Inc.(a)	125,420	6,064,057
Total		30,072,870

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.7%
Applied Industrial Technologies, Inc.	195,391	12,319,403
DXP Enterprises, Inc.(a)	77,280	2,704,800
Kaman Corp.	135,781	7,029,382
Veritiv Corp.(a)	47,150	2,623,897
Total		24,677,482
Total Industrials		686,243,863
Information Technology 14.9%
Communications Equipment 1.5%
ADTRAN, Inc.	242,430	5,127,395
Bel Fuse, Inc., Class B	43,510	1,135,611
Black Box Corp.	75,873	682,857
CalAmp Corp.(a)	181,985	2,949,977
Comtech Telecommunications Corp.	117,847	1,344,634
Digi International, Inc.(a)	130,047	1,599,578
Harmonic, Inc.(a)	392,446	2,119,208
Ixia (a)	316,721	6,207,732
Lumentum Holdings, Inc.(a)	274,090	12,580,731
NETGEAR, Inc.(a)	165,695	9,080,086
Viavi Solutions, Inc.(a)	1,152,700	11,550,054
Total		54,377,863
Electronic Equipment, Instruments & Components 4.3%
Agilysys, Inc.(a)	76,184	693,274
Anixter International, Inc.(a)	142,401	11,862,003
Badger Meter, Inc.	145,816	5,336,866
Benchmark Electronics, Inc.(a)	244,841	7,614,555
Coherent, Inc.(a)	122,979	22,453,506
CTS Corp.	164,097	3,593,724
Daktronics, Inc.	200,693	1,880,493
Electro Scientific Industries, Inc.(a)	162,613	1,086,255
ePlus, Inc.(a)	32,990	4,188,081
Fabrinet (a)	184,620	7,670,961
FARO Technologies, Inc.(a)	83,516	2,881,302
II-VI, Inc.(a)	271,403	9,661,947
Insight Enterprises, Inc.(a)	177,714	7,527,965
Itron, Inc.(a)	166,730	10,787,431
Methode Electronics, Inc.	185,081	7,680,862
MTS Systems Corp.	83,521	4,589,479
Common Stocks (continued)
Issuer	Shares	Value ($)
OSI Systems, Inc.(a)	90,717	6,841,876
Park Electrochemical Corp.	95,277	1,821,696
Plexus Corp.(a)	167,874	9,412,695
Rogers Corp.(a)	90,026	7,428,045
Sanmina Corp.(a)	367,770	14,343,030
Scansource, Inc.(a)	125,975	5,070,494
TTM Technologies, Inc.(a)	422,413	6,826,194
Total		161,252,734
Internet Software & Services 0.9%
Blucora, Inc.(a)	192,259	2,999,240
DHI Group, Inc.(a)	249,345	1,234,258
Liquidity Services, Inc.(a)	122,250	996,338
LivePerson, Inc.(a)	267,152	1,883,422
NIC, Inc.	310,665	6,555,031
QuinStreet, Inc.(a)	181,069	584,853
Shutterstock, Inc.(a)	96,780	4,220,576
SPS Commerce, Inc.(a)	85,350	4,722,415
Stamps.com, Inc.(a)	79,430	10,016,123
XO Group, Inc.(a)	124,587	2,296,138
Total		35,508,394
IT Services 1.6%
CACI International, Inc., Class A(a)	122,109	15,312,469
Cardtronics PLC, Class A(a)	226,918	10,002,545
CSG Systems International, Inc.	161,687	6,372,085
ExlService Holdings, Inc.(a)	167,840	7,495,734
Forrester Research, Inc.	50,190	1,831,935
Mantech International Corp., Class A	127,000	4,650,740
Perficient, Inc.(a)	180,603	3,281,557
Sykes Enterprises, Inc.(a)	197,673	5,380,659
TeleTech Holdings, Inc.	79,155	2,398,396
Virtusa Corp.(a)	138,078	4,281,799
Total		61,007,919
Semiconductors & Semiconductor Equipment 3.2%
Advanced Energy Industries, Inc.(a)	198,803	12,345,666
Brooks Automation, Inc.	345,719	7,211,698
Cabot Microelectronics Corp.	121,347	8,399,639
Ceva, Inc.(a)	106,345	3,551,923
Cohu, Inc.	124,436	2,071,860

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Diodes, Inc.(a)	193,507	4,619,012
DSP Group, Inc.(a)	108,303	1,131,766
Exar Corp.(a)	211,002	2,207,081
Kopin Corp.(a)	304,349	1,074,352
Kulicke & Soffa Industries, Inc.(a)	355,045	7,267,771
MKS Instruments, Inc.	268,436	17,609,402
Nanometrics, Inc.(a)	124,800	3,395,808
Power Integrations, Inc.	145,964	9,224,925
Rambus, Inc.(a)	553,260	6,948,946
Rudolph Technologies, Inc.(a)	155,375	3,340,563
Semtech Corp.(a)	328,780	10,997,691
Ultratech, Inc.(a)	118,434	3,416,821
Veeco Instruments, Inc.(a)	203,415	5,563,400
Xperi Corp.	243,354	8,724,241
Total		119,102,565
Software 2.9%
8x8, Inc.(a)	453,580	6,849,058
Blackbaud, Inc.	238,340	17,046,077
Bottomline Technologies de, Inc.(a)	183,082	4,567,896
Ebix, Inc.	112,038	7,002,375
MicroStrategy, Inc., Class A(a)	47,069	9,031,600
Monotype Imaging Holdings, Inc.	208,511	4,201,497
Progress Software Corp.	243,403	6,980,798
Qualys, Inc.(a)	144,810	5,061,109
Synchronoss Technologies, Inc.(a)	211,098	5,716,534
Take-Two Interactive Software, Inc.(a)	506,368	28,852,848
Tangoe, Inc.(a)	116,530	667,717
TiVo Corp.	598,860	11,078,910
VASCO Data Security International, Inc.(a)	151,013	1,963,169
Total		109,019,588
Technology Hardware, Storage & Peripherals 0.5%
Cray, Inc.(a)	204,110	4,255,693
Electronics for Imaging, Inc.(a)	234,268	10,792,727
Super Micro Computer, Inc.(a)	187,462	4,874,012
Total		19,922,432
Total Information Technology		560,191,495
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 5.5%
Chemicals 2.8%
A. Schulman, Inc.	146,953	4,959,664
AdvanSix, Inc.(a)	152,690	4,165,383
American Vanguard Corp.	129,421	2,038,381
Balchem Corp.	158,892	13,850,616
Calgon Carbon Corp.	253,606	3,575,845
Flotek Industries, Inc.(a)	269,825	3,648,034
FutureFuel Corp.	113,880	1,506,632
Hawkins, Inc.	47,847	2,366,034
HB Fuller Co.	251,913	12,447,021
Ingevity Corp.(a)	210,960	11,385,511
Innophos Holdings, Inc.	96,940	5,136,850
Innospec, Inc.	120,130	7,844,489
Koppers Holdings, Inc.(a)	103,502	4,538,563
Kraton Performance Polymers, Inc.(a)	154,855	4,216,702
LSB Industries, Inc.(a)	100,665	1,094,228
Quaker Chemical Corp.	66,403	8,743,947
Rayonier Advanced Materials, Inc.	216,730	2,873,840
Stepan Co.	97,639	7,382,485
Tredegar Corp.	125,938	2,392,822
Total		104,167,047
Construction Materials 0.3%
Headwaters, Inc.(a)	371,453	8,543,419
US Concrete, Inc.(a)	71,200	4,485,600
Total		13,029,019
Containers & Packaging —%
Myers Industries, Inc.	109,409	1,537,196
Metals & Mining 1.3%
AK Steel Holding Corp.(a)	1,567,915	13,060,732
Century Aluminum Co.(a)	248,614	3,501,728
Haynes International, Inc.	62,564	2,443,750
Kaiser Aluminum Corp.	89,709	7,071,760
Materion Corp.	99,869	3,480,435
Olympic Steel, Inc.	45,574	1,101,979
Stillwater Mining Co.(a)	606,483	10,346,600

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
SunCoke Energy, Inc.(a)	321,657	3,136,156
TimkenSteel Corp.(a)	194,930	4,077,936
Total		48,221,076
Paper & Forest Products 1.1%
Boise Cascade Co.(a)	194,100	5,260,110
Clearwater Paper Corp.(a)	83,761	4,657,111
Deltic Timber Corp.	52,990	3,938,217
KapStone Paper and Packaging Corp.	440,448	9,954,125
Neenah Paper, Inc.	83,895	6,145,309
PH Glatfelter Co.	218,139	4,820,872
Schweitzer-Mauduit International, Inc.	152,957	6,275,826
Total		41,051,570
Total Materials		208,005,908
Real Estate 6.1%
Equity Real Estate Investment Trusts (REITS) 5.8%
Acadia Realty Trust	405,042	12,973,495
Agree Realty Corp.	131,015	6,502,274
American Assets Trust, Inc.	201,180	8,851,920
CareTrust REIT, Inc.	322,596	5,090,565
Cedar Realty Trust, Inc.	380,326	2,232,514
Chesapeake Lodging Trust	301,050	7,273,368
Coresite Realty Corp.	169,780	15,292,085
DiamondRock Hospitality Co.	1,003,388	10,906,828
EastGroup Properties, Inc.	164,002	12,191,909
Four Corners Property Trust, Inc.	299,984	6,653,645
Franklin Street Properties Corp.	537,125	6,654,979
GEO Group, Inc. (The)	375,737	17,888,839
Getty Realty Corp.	132,596	3,499,208
Government Properties Income Trust	356,535	7,348,186
Hersha Hospitality Trust	209,420	4,085,784
Kite Realty Group Trust	418,480	9,478,572
Lexington Realty Trust	1,068,839	11,928,243
LTC Properties, Inc.	196,461	9,477,279
Parkway, Inc.(a)	214,020	4,490,140
Pennsylvania Real Estate Investment Trust	348,314	5,747,181
PS Business Parks, Inc.	97,810	11,366,500
Retail Opportunity Investments Corp.	547,480	12,044,560
Sabra Health Care REIT, Inc.	326,891	8,891,435
Saul Centers, Inc.	58,952	3,775,286
Common Stocks (continued)
Issuer	Shares	Value ($)
Summit Hotel Properties, Inc.	437,560	6,734,048
Universal Health Realty Income Trust	62,666	4,021,904
Urstadt Biddle Properties, Inc., Class A	144,446	3,218,257
Total		218,619,004
Real Estate Management & Development 0.3%
Forestar Group, Inc.(a)	133,006	1,768,980
HFF, Inc., Class A	175,507	5,203,782
RE/MAX Holdings, Inc., Class A	88,390	5,082,425
Total		12,055,187
Total Real Estate		230,674,191
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
ATN International, Inc.	53,254	3,642,041
Cincinnati Bell, Inc.(a)	210,502	4,062,689
Cogent Communications Holdings, Inc.	205,060	8,499,737
Consolidated Communications Holdings, Inc.	253,730	5,721,611
General Communication, Inc., Class A(a)	133,122	2,682,408
Iridium Communications, Inc.(a)	402,960	3,505,752
Lumos Networks Corp.(a)	118,094	2,091,445
Total		30,205,683
Wireless Telecommunication Services —%
Spok Holdings, Inc.	102,879	1,872,398
Total Telecommunication Services		32,078,081
Utilities 2.5%
Electric Utilities 0.7%
Allete, Inc.	247,741	16,650,672
El Paso Electric Co.	202,975	9,915,329
Total		26,566,001
Gas Utilities 1.0%
Northwest Natural Gas Co.	143,105	8,600,611
South Jersey Industries, Inc.	397,056	13,904,901
Spire, Inc.	228,687	15,070,473
Total		37,575,985
Multi-Utilities 0.3%
Avista Corp.	321,494	12,817,966

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.5%
American States Water Co.	183,184	8,191,988
California Water Service Group	240,270	8,829,923
Total		17,021,911
Total Utilities		93,981,863
Total Common Stocks (Cost $2,497,049,424)		3,673,209,016

Exchange-Traded Funds 1.0%
	Shares	Value ($)
iShares Core S&P Small-Cap ETF	530,020	36,815,189
Total Exchange-Traded Funds (Cost $28,888,747)		36,815,189

Warrants —%
Issuer	Shares	Value ($)
Information Technology —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a),(b),(c)	112,391	0
Total Information Technology		0
Total Warrants (Cost $—)		0

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(d),(e)	47,799,110	47,799,110
Total Money Market Funds (Cost $47,799,110)		47,799,110
Total Investments (Cost: $2,573,737,281)		3,757,823,315
Other Assets & Liabilities, Net		3,795,923
Net Assets		3,761,619,238

At February 28, 2017, securities and/or cash totaling $2,435,400 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at February 28, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Russell 2000 Mini	680	USD	47,090,000	03/2017	864,716	—
Russell 2000 Mini	67	USD	4,639,750	03/2017	65,654	—
Total			51,729,750		930,370	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2017, the value of these securities rounds to zero, which represents less than 0.01% of net assets.
(c)	Negligible market value.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	32,806,265	620,812,805	(605,819,960)	47,799,110	(1,046)	260,380	47,799,110
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	511,478,591	—	—	—	511,478,591
Consumer Staples	101,119,094	—	—	—	101,119,094
Energy	119,070,564	—	—	—	119,070,564
Financials	672,125,438	—	—	—	672,125,438
Health Care	458,239,928	—	—	—	458,239,928
Industrials	686,243,863	—	—	—	686,243,863
Information Technology	560,191,495	—	—	—	560,191,495
Materials	208,005,908	—	—	—	208,005,908
Real Estate	230,674,191	—	—	—	230,674,191
Telecommunication Services	32,078,081	—	—	—	32,078,081
Utilities	93,981,863	—	—	—	93,981,863
Total Common Stocks	3,673,209,016	—	—	—	3,673,209,016
Exchange-Traded Funds	36,815,189	—	—	—	36,815,189
Warrants	—	—	0*	—	0*
Money Market Funds	—	—	—	47,799,110	47,799,110
Total Investments	3,710,024,205	—	0*	47,799,110	3,757,823,315
Derivatives
Asset
Futures Contracts	930,370	—	—	—	930,370
Total	3,710,954,575	—	0*	47,799,110	3,758,753,685

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,525,938,171
Affiliated issuers, at cost	47,799,110
Total investments, at cost	2,573,737,281
Investments, at value
Unaffiliated issuers, at value	3,710,024,205
Affiliated issuers, at value	47,799,110
Total investments, at value	3,757,823,315
Margin deposits	2,435,400
Receivable for:
Capital shares sold	8,501,380
Dividends	2,338,649
Expense reimbursement due from Investment Manager	165
Total assets	3,771,098,909
Liabilities
Payable for:
Capital shares purchased	8,457,054
Variation margin	802,238
Management services fees	20,926
Distribution and/or service fees	11,525
Plan administration fees	924
Compensation of board members	183,582
Other expenses	3,422
Total liabilities	9,479,671
Net assets applicable to outstanding capital stock	$3,761,619,238
Represented by
Paid in capital	2,559,180,927
Undistributed net investment income	1,716,474
Accumulated net realized gain	15,705,433
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,184,086,034
Futures contracts	930,370
Total - representing net assets applicable to outstanding capital stock	$3,761,619,238
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	21

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$1,638,983,068
Shares outstanding	68,768,301
Net asset value per share	$23.83
Class B
Net assets	$1,823,303
Shares outstanding	77,150
Net asset value per share	$23.63
Class I
Net assets	$2,527
Shares outstanding	106
Net asset value per share(a)	$23.87
Class K
Net assets	$4,641,967
Shares outstanding	194,031
Net asset value per share	$23.92
Class R5
Net assets	$437,778,544
Shares outstanding	17,918,012
Net asset value per share	$24.43
Class W
Net assets	$12,569,570
Shares outstanding	531,948
Net asset value per share	$23.63
Class Z
Net assets	$1,665,820,259
Shares outstanding	69,527,648
Net asset value per share	$23.96

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$42,141,217
Dividends — affiliated issuers	260,380
Interest	5,212
Foreign taxes withheld	(5,066)
Total income	42,401,743
Expenses:
Management services fees	6,522,513
Distribution and/or service fees
Class A	3,453,254
Class B	22,512
Class W	138,945
Plan administration fees
Class K	22,814
Compensation of board members	78,383
Other	23,159
Total expenses	10,261,580
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(87,038)
Expense reduction	(1,940)
Total net expenses	10,172,602
Net investment income	32,229,141
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	218,013,998
Investments — affiliated issuers	(1,046)
Futures contracts	10,775,080
Net realized gain	228,788,032
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	691,071,614
Futures contracts	(366,604)
Net change in unrealized appreciation (depreciation)	690,705,010
Net realized and unrealized gain	919,493,042
Net increase in net assets resulting from operations	$951,722,183
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	23

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$32,229,141	$35,220,838
Net realized gain	228,788,032	248,604,198
Net change in unrealized appreciation (depreciation)	690,705,010	(576,320,500)
Net increase (decrease) in net assets resulting from operations	951,722,183	(292,495,464)
Distributions to shareholders
Net investment income
Class A	(11,957,474)	(12,398,997)
Class B	(3,746)	(9,964)
Class I	(26)	(31)
Class K	(39,612)	(125,103)
Class R5	(3,479,844)	(2,587,395)
Class W	(424,113)	(506,994)
Class Z	(16,283,999)	(19,485,249)
Net realized gains
Class A	(93,996,099)	(108,254,823)
Class B	(143,491)	(332,409)
Class I	(159)	(210)
Class K	(410,926)	(1,092,983)
Class R5	(20,955,986)	(17,797,232)
Class W	(3,485,653)	(4,733,256)
Class Z	(100,985,786)	(139,562,725)
Total distributions to shareholders	(252,166,914)	(306,887,371)
Increase in net assets from capital stock activity	337,783,458	113,334,552
Total increase (decrease) in net assets	1,037,338,727	(486,048,283)
Net assets at beginning of year	2,724,280,511	3,210,328,794
Net assets at end of year	$3,761,619,238	$2,724,280,511
Undistributed net investment income	$1,716,474	$2,133,325
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	22,937,030	513,616,825	17,385,035	378,331,308
Distributions reinvested	4,079,114	94,013,232	5,065,997	109,466,238
Redemptions	(17,617,796)	(392,820,636)	(15,968,362)	(348,017,505)
Net increase	9,398,348	214,809,421	6,482,670	139,780,041
Class B
Subscriptions	5,486	120,557	3,190	67,829
Distributions reinvested	6,475	147,073	15,793	342,121
Redemptions (a)	(67,759)	(1,480,713)	(130,607)	(2,839,809)
Net decrease	(55,798)	(1,213,083)	(111,624)	(2,429,859)
Class K
Subscriptions	142,479	3,126,824	142,643	3,019,258
Distributions reinvested	20,098	450,358	56,179	1,217,850
Redemptions	(580,574)	(12,950,802)	(144,117)	(3,098,732)
Net increase (decrease)	(417,997)	(9,373,620)	54,705	1,138,376
Class R5
Subscriptions	10,945,591	252,054,542	6,342,672	142,374,678
Distributions reinvested	970,915	22,999,137	872,898	19,240,434
Redemptions	(4,692,440)	(107,548,036)	(3,513,913)	(78,340,702)
Net increase	7,224,066	167,505,643	3,701,657	83,274,410
Class W
Subscriptions	1,641,862	35,502,175	347,732	7,651,202
Distributions reinvested	172,028	3,909,583	242,627	5,240,010
Redemptions	(3,595,764)	(83,305,532)	(1,208,069)	(26,156,671)
Net decrease	(1,781,874)	(43,893,774)	(617,710)	(13,265,459)
Class Z
Subscriptions	15,110,060	340,685,360	13,710,234	300,527,742
Distributions reinvested	3,473,360	80,383,509	4,830,934	105,157,641
Redemptions	(18,371,315)	(411,119,998)	(23,015,603)	(500,848,340)
Net increase (decrease)	212,105	9,948,871	(4,474,435)	(95,162,957)
Total net increase	14,578,850	337,783,458	5,035,263	113,334,552

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2017	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$19.05	0.19	6.28	6.47	(0.19)	(1.50)
2/29/2016	$23.29	0.22	(2.25)	(2.03)	(0.22)	(1.99)
2/28/2015	$23.54	0.20	1.40	1.60	(0.18)	(1.67)
2/28/2014	$19.00	0.16	5.72	5.88	(0.15)	(1.19)
2/28/2013	$17.75	0.24	2.14	2.38	(0.25)	(0.88)
Class B
2/28/2017	$18.93	0.02	6.22	6.24	(0.04)	(1.50)
2/29/2016	$23.16	0.05	(2.23)	(2.18)	(0.06)	(1.99)
2/28/2015	$23.44	0.02	1.40	1.42	(0.03)	(1.67)
2/28/2014	$18.95	(0.01)	5.70	5.69	(0.01)	(1.19)
2/28/2013	$17.73	0.11	2.13	2.24	(0.14)	(0.88)
Class I
2/28/2017	$19.07	0.25	6.29	6.54	(0.24)	(1.50)
2/29/2016	$23.32	0.28	(2.25)	(1.97)	(0.29)	(1.99)
2/28/2015	$23.56	0.27	1.41	1.68	(0.25)	(1.67)
2/28/2014	$19.01	0.21	5.73	5.94	(0.20)	(1.19)
2/28/2013	$17.76	0.29	2.14	2.43	(0.30)	(0.88)
Class K
2/28/2017	$19.12	0.19	6.30	6.49	(0.19)	(1.50)
2/29/2016	$23.37	0.22	(2.26)	(2.04)	(0.22)	(1.99)
2/28/2015	$23.61	0.20	1.41	1.61	(0.18)	(1.67)
2/28/2014	$19.05	0.16	5.74	5.90	(0.15)	(1.19)
2/28/2013	$17.80	0.24	2.14	2.38	(0.25)	(0.88)
Class R5
2/28/2017	$19.49	0.25	6.43	6.68	(0.24)	(1.50)
2/29/2016	$23.78	0.28	(2.30)	(2.02)	(0.28)	(1.99)
2/28/2015	$23.99	0.27	1.43	1.70	(0.24)	(1.67)
2/28/2014	$19.33	0.23	5.82	6.05	(0.20)	(1.19)
2/28/2013 (e)	$17.47	0.07	2.40	2.47	(0.30)	(0.31)
Class W
2/28/2017	$18.90	0.19	6.23	6.42	(0.19)	(1.50)
2/29/2016	$23.12	0.21	(2.22)	(2.01)	(0.22)	(1.99)
2/28/2015 (g)	$23.08	0.18	1.03	1.21	(0.18)	(0.99)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Small Cap Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.69)	$23.83	34.40%	0.45%	0.45% (c)	0.85%	18%	$1,638,983
(2.21)	$19.05	(9.67%)	0.45%	0.45% (c)	0.99%	19%	$1,131,160
(1.85)	$23.29	7.19%	0.45%	0.45% (c)	0.89%	17%	$1,231,774
(1.34)	$23.54	31.63%	0.45%	0.45% (c)	0.73%	15%	$1,113,746
(1.13)	$19.00	14.32%	0.45% (d)	0.45% (c),(d)	1.37%	17%	$687,934

(1.54)	$23.63	33.37%	1.20%	1.20% (c)	0.11%	18%	$1,823
(2.05)	$18.93	(10.34%)	1.20%	1.20% (c)	0.22%	19%	$2,517
(1.70)	$23.16	6.39%	1.20%	1.20% (c)	0.11%	17%	$5,664
(1.20)	$23.44	30.64%	1.20%	1.20% (c)	(0.02%)	15%	$9,469
(1.02)	$18.95	13.45%	1.20% (d)	1.20% (c),(d)	0.61%	17%	$11,596

(1.74)	$23.87	34.76%	0.20%	0.20%	1.10%	18%	$3
(2.28)	$19.07	(9.43%)	0.20%	0.20%	1.27%	19%	$2
(1.92)	$23.32	7.53%	0.20%	0.20%	1.17%	17%	$2
(1.39)	$23.56	31.97%	0.22%	0.20%	0.98%	15%	$4
(1.18)	$19.01	14.63%	0.18% (d)	0.18% (d)	1.65%	17%	$3

(1.69)	$23.92	34.37%	0.45%	0.45%	0.86%	18%	$4,642
(2.21)	$19.12	(9.68%)	0.45%	0.45%	0.99%	19%	$11,703
(1.85)	$23.37	7.22%	0.45%	0.45%	0.88%	17%	$13,023
(1.34)	$23.61	31.65%	0.45%	0.45%	0.73%	15%	$12,781
(1.13)	$19.05	14.27%	0.45% (d)	0.45% (d)	1.37%	17%	$9,784

(1.74)	$24.43	34.73%	0.20%	0.20%	1.10%	18%	$437,779
(2.27)	$19.49	(9.46%)	0.20%	0.20%	1.24%	19%	$208,441
(1.91)	$23.78	7.49%	0.20%	0.20%	1.17%	17%	$166,247
(1.39)	$23.99	32.01%	0.20%	0.20%	0.99%	15%	$79,726
(0.61)	$19.33	14.51%	0.24% (f)	0.20% (f)	1.44% (f)	17%	$81

(1.69)	$23.63	34.41%	0.45%	0.45% (c)	0.85%	18%	$12,570
(2.21)	$18.90	(9.65%)	0.45%	0.45% (c)	0.97%	19%	$43,729
(1.17)	$23.12	5.45%	0.46% (f)	0.45% (c),(f)	1.22% (f)	17%	$67,780
Columbia Small Cap Index Fund | Annual Report 2017	27

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
2/28/2017	$19.14	0.24	6.32	6.56	(0.24)	(1.50)
2/29/2016	$23.39	0.27	(2.25)	(1.98)	(0.28)	(1.99)
2/28/2015	$23.63	0.26	1.41	1.67	(0.24)	(1.67)
2/28/2014	$19.06	0.21	5.75	5.96	(0.20)	(1.19)
2/28/2013	$17.81	0.29	2.14	2.43	(0.30)	(0.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class W shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Small Cap Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.74)	$23.96	34.74%	0.20%	0.20% (c)	1.10%	18%	$1,665,820
(2.27)	$19.14	(9.44%)	0.20%	0.20% (c)	1.22%	19%	$1,326,728
(1.91)	$23.39	7.47%	0.20%	0.20% (c)	1.14%	17%	$1,725,837
(1.39)	$23.63	31.99%	0.20%	0.20% (c)	0.98%	15%	$1,636,915
(1.18)	$19.06	14.54%	0.20% (d)	0.20% (c),(d)	1.64%	17%	$1,275,562
Columbia Small Cap Index Fund | Annual Report 2017	29

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
30	Columbia Small Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Small Cap Index Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
32	Columbia Small Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	930,370*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	10,775,080

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(366,604)
Columbia Small Cap Index Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	54,908,408

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
34	Columbia Small Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s average daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Small Cap Index Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
February 28, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,940.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% and 0.25% of the average daily net assets attributable to Class B and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class B	508
36	Columbia Small Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through June 30, 2017
Class A	0.450%
Class B	1.200
Class I	0.200
Class K	0.450
Class R5	0.200
Class W	0.450
Class Z	0.200
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, re-characterization of distributions for investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(457,178)	457,178	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
41,237,243	210,929,671	252,166,914	50,277,348	256,610,023	306,887,371
Columbia Small Cap Index Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
February 28, 2017
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,239,333	34,145,258	—	1,146,195,030
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,611,628,285	1,314,238,137	(168,043,107)	1,146,195,030
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $709,203,873 and $589,771,487, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
38	Columbia Small Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 8. Significant risks
Shareholder concentration risk
At February 28, 2017, one unaffiliated shareholder of record owned 18.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Index Fund | Annual Report 2017	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
40	Columbia Small Cap Index Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
56.70%	56.63%	$207,164,881
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Small Cap Index Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
42	Columbia Small Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Small Cap Index Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
44	Columbia Small Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Small Cap Index Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
46	Columbia Small Cap Index Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Small Cap Index Fund | Annual Report 2017	47

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Columbia Small Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN228_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Small Cap Value Fund II
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Small Cap Value Fund II   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund II   |  Annual Report 2017

Columbia Small Cap Value Fund II  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund II (the Fund) seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	34.98	13.39	7.54
	Including sales charges		27.20	12.06	6.90
Class B	Excluding sales charges	05/01/02	33.99	12.56	6.73
	Including sales charges		28.99	12.31	6.73
Class C	Excluding sales charges	05/01/02	33.93	12.55	6.72
	Including sales charges		32.93	12.55	6.72
Class I *		09/27/10	35.53	13.92	7.86
Class R		01/23/06	34.67	13.12	7.26
Class R4 *		11/08/12	35.21	13.63	7.65
Class R5 *		11/08/12	35.42	13.77	7.72
Class Y *		11/08/12	35.55	13.83	7.74
Class Z		05/01/02	35.26	13.69	7.80
Russell 2000 Value Index			41.29	13.43	6.31
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund II | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Sterling Bancorp	1.6
Sandy Spring Bancorp, Inc.	1.6
Community Bank System, Inc.	1.5
Union Bankshares Corp.	1.4
Independent Bank Corp.	1.3
Western Alliance Bancorp	1.3
Ameris Bancorp	1.2
AMERISAFE, Inc.	1.2
New Jersey Resources Corp.	1.2
Hancock Holding Co.	1.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2017)
Common Stocks	97.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	7.4
Consumer Staples	2.1
Energy	5.8
Financials	33.9
Health Care	6.7
Industrials	12.5
Information Technology	11.2
Materials	7.7
Real Estate	8.1
Utilities	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 34.98% excluding sales charges. In a strong market for stocks worldwide, and for small-cap value stocks in particular, the Fund underperformed the Russell 2000 Value Index, which returned 41.29%. Stock selection in the materials, consumer staples and consumer discretionary sectors generally accounted for the Fund’s shortfall relative to the benchmark.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. Presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of two consecutive months of strong job gains.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 24.98% for the 12 months ended February 28, 2017. Small- and mid-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks by a solid margin.
Contributors and detractors
The Fund benefited from an overweight relative to the benchmark in the materials sector. Expectations that fiscal stimulus and infrastructure spending would increase under a new administration in Washington bolstered the sector’s results. Within materials, the metals and mining industry performed strongly, with especially good returns from steel companies. Within the Fund, US Steel and AK Steel were two significant contributors to relative performance. We took profits in US Steel, and sold it during the period. Stock selection within financials also benefited relative performance. Financials, the largest sector weight in the benchmark, performed well during the period, with especially good results from banks. Bank stocks got a boost from a rise in interest rates and expectations for less rigorous regulation under the new administration. The Fund’s stock selection within banks was also favorable, led by regional banks Sterling Bancorp, Ameris Bancorp and Western Alliance. Strong performance from life and health insurer American Equity Investment and a host of thrift and mortgage financing companies, including Everbank, MGIC Investment and Bank of the Internet, also contributed to Fund performance. Everbank was sold during the period.
Stock selection within the consumer discretionary and staples sectors was a drag on relative performance. Within consumer discretionary, pressure on the retailing industry hurt Sequential Brands, Express and JC Penney. Each company had mixed-to-slightly negative earnings results at some point during the period. We sold Express and JC Penney. Restaurant chain Red Robin also missed earnings results during the period and had to lower forward guidance. Red Robin also was sold.
Strategic positioning
As the equity markets moved sharply higher in the first few months of the period, the Fund’s defensive positioning hampered returns. However, we added exposure to cyclical areas as the period commenced, which benefited the portfolio, especially after the U.S. Presidential election. As commodity prices recovered and energy related names began to do well, we also added higher-beta energy names to the portfolio. In addition, we marginally increased exposure to cyclical companies trading at attractive valuations and exhibiting position fundamental improvement. We currently believe that our efforts to identify undervalued companies with upward inflection has the potential to aid performance over the long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that
Columbia Small Cap Value Fund II | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Small Cap Value Fund II | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,153.90	1,018.30	7.00	6.56	1.31
Class B	1,000.00	1,000.00	1,149.70	1,014.53	11.03	10.34	2.07
Class C	1,000.00	1,000.00	1,149.10	1,014.58	10.98	10.29	2.06
Class I	1,000.00	1,000.00	1,156.60	1,020.63	4.49	4.21	0.84
Class R	1,000.00	1,000.00	1,152.60	1,017.06	8.33	7.80	1.56
Class R4	1,000.00	1,000.00	1,155.20	1,019.49	5.72	5.36	1.07
Class R5	1,000.00	1,000.00	1,156.20	1,020.33	4.81	4.51	0.90
Class Y	1,000.00	1,000.00	1,156.20	1,020.58	4.54	4.26	0.85
Class Z	1,000.00	1,000.00	1,155.10	1,019.54	5.66	5.31	1.06
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Small Cap Value Fund II | Annual Report 2017	7

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.1%
Issuer	Shares	Value ($)
Consumer Discretionary 7.2%
Auto Components 2.4%
Cooper-Standard Holding, Inc.(a)	110,000	12,320,000
Tenneco, Inc.(a)	222,000	14,276,820
Tower International, Inc.	480,000	13,272,000
Total		39,868,820
Diversified Consumer Services 0.6%
Nord Anglia Education, Inc.(a)	440,000	10,326,800
Hotels, Restaurants & Leisure 0.4%
Dave & Buster’s Entertainment, Inc.(a)	120,000	6,862,800
Household Durables 0.4%
William Lyon Homes, Inc., Class A(a)	330,000	6,081,900
Media 0.7%
AMC Entertainment Holdings, Inc., Class A	380,000	11,913,000
Specialty Retail 1.9%
Aaron’s, Inc.	260,000	7,092,800
Children’s Place, Inc. (The)	153,000	15,498,900
Genesco, Inc.(a)	162,000	9,444,600
Total		32,036,300
Textiles, Apparel & Luxury Goods 0.8%
Kate Spade & Co.(a)	440,600	10,512,716
Sequential Brands Group, Inc.(a)	860,000	3,379,800
Total		13,892,516
Total Consumer Discretionary		120,982,136
Consumer Staples 2.1%
Food & Staples Retailing 0.7%
United Natural Foods, Inc.(a)	250,000	10,762,500
Food Products 1.0%
AdvancePierre Foods Holdings, Inc.	575,000	16,652,000
Personal Products 0.4%
Avon Products, Inc.(a)	1,630,000	7,172,000
Total Consumer Staples		34,586,500
Energy 5.7%
Energy Equipment & Services 1.6%
Keane Group, Inc.(a)	545,000	9,548,400
Patterson-UTI Energy, Inc.	620,000	17,124,400
Total		26,672,800
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.1%
Aegean Marine Petroleum Network, Inc.	669,600	6,762,960
Arch Coal, Inc.(a)	82,000	5,892,520
Oasis Petroleum, Inc.(a)	800,000	11,328,000
PBF Energy, Inc., Class A	370,000	9,061,300
PDC Energy, Inc.(a)	210,000	14,193,900
RSP Permian, Inc.(a)	330,000	13,031,700
Whiting Petroleum Corp.(a)	730,000	7,920,500
Total		68,190,880
Total Energy		94,863,680
Financials 32.9%
Banks 20.2%
Ameris Bancorp	420,000	20,286,000
Bank of the Ozarks, Inc.	340,000	18,608,200
Cathay General Bancorp	350,000	13,748,000
Community Bank System, Inc.	405,000	24,061,050
Customers Bancorp, Inc.(a)	570,000	19,568,100
Hancock Holding Co.	415,000	19,691,750
Hope Bancorp, Inc.	830,000	17,762,000
Independent Bank Corp.	335,000	21,775,000
MB Financial, Inc.	304,200	13,695,084
Prosperity Bancshares, Inc.	250,000	18,635,000
Renasant Corp.	468,600	19,231,344
Sandy Spring Bancorp, Inc.	595,000	25,620,700
Sterling Bancorp	1,050,000	25,987,500
UMB Financial Corp.	234,100	18,451,762
Union Bankshares Corp.	625,000	22,662,500
Western Alliance Bancorp(a)	415,000	21,430,600
Wintrust Financial Corp.	230,000	16,951,000
Total		338,165,590
Capital Markets 3.0%
Evercore Partners, Inc., Class A	100,000	7,955,000
Houlihan Lokey, Inc.	202,988	6,392,092
Moelis & Co., ADR, Class A	310,881	11,440,421
Stifel Financial Corp.(a)	265,000	14,299,400
Virtu Financial, Inc. Class A	630,000	10,930,500
Total		51,017,413

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.6%
Encore Capital Group, Inc.(a)	295,000	9,823,500
SLM Corp.(a)	1,400,000	16,786,000
Total		26,609,500
Insurance 4.8%
American Equity Investment Life Holding Co.	650,000	17,491,500
AMERISAFE, Inc.	310,000	19,933,000
Amtrust Financial Services, Inc.	240,000	5,520,000
Argo Group International Holdings Ltd.	270,000	18,076,500
CNO Financial Group, Inc.	515,000	10,768,650
MBIA, Inc.(a)	795,100	8,205,432
Total		79,995,082
Thrifts & Mortgage Finance 3.3%
BofI Holding, Inc.(a)	615,000	19,397,100
MGIC Investment Corp.(a)	1,800,000	19,170,000
WSFS Financial Corp.	360,000	16,416,000
Total		54,983,100
Total Financials		550,770,685
Health Care 6.5%
Biotechnology 0.5%
bluebird bio, Inc.(a)	86,000	7,537,900
Health Care Equipment & Supplies 2.2%
Merit Medical Systems, Inc.(a)	630,000	19,404,000
Wright Medical Group NV(a)	645,000	17,982,600
Total		37,386,600
Health Care Providers & Services 3.0%
Almost Family, Inc.(a)	180,000	8,937,000
Envision Healthcare Corp.(a)	120,000	8,400,000
LHC Group, Inc.(a)	290,000	13,925,800
Molina Healthcare, Inc.(a)	167,000	8,101,170
Tenet Healthcare Corp.(a)	545,000	10,518,500
Total		49,882,470
Life Sciences Tools & Services 0.8%
Patheon NV(a)	445,000	14,017,500
Total Health Care		108,824,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 12.1%
Aerospace & Defense 0.6%
Curtiss-Wright Corp.	103,400	10,115,622
Air Freight & Logistics 1.2%
XPO Logistics, Inc.(a)	383,000	19,529,170
Airlines 0.9%
Skywest, Inc.	450,000	15,817,500
Commercial Services & Supplies 1.9%
ABM Industries, Inc.	365,000	14,888,350
Deluxe Corp.	240,000	17,661,600
Total		32,549,950
Construction & Engineering 2.8%
EMCOR Group, Inc.	265,328	16,312,365
Granite Construction, Inc.	308,000	16,327,080
MasTec, Inc.(a)	345,000	13,541,250
Total		46,180,695
Machinery 3.7%
Barnes Group, Inc.	355,000	17,789,050
Franklin Electric Co., Inc.	215,000	9,008,500
Kennametal, Inc.	427,000	15,837,430
Oshkosh Corp.	228,000	15,478,920
REV Group, Inc.(a)	136,988	3,897,309
Total		62,011,209
Trading Companies & Distributors 1.0%
Neff Corp. Class A(a),(b)	610,000	9,516,000
Triton International Ltd.	321,954	7,955,483
Total		17,471,483
Total Industrials		203,675,629
Information Technology 10.8%
Communications Equipment 1.4%
Finisar Corp.(a)	367,700	12,310,596
Oclaro, Inc.(a)	1,290,000	10,965,000
Total		23,275,596

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 3.1%
II-VI, Inc.(a)	472,200	16,810,320
Rogers Corp.(a)	131,335	10,836,451
SYNNEX Corp.	140,000	16,368,800
TTM Technologies, Inc.(a)	504,600	8,154,336
Total		52,169,907
IT Services 1.0%
Science Applications International Corp.	205,000	17,828,850
Semiconductors & Semiconductor Equipment 4.2%
Brooks Automation, Inc.	486,400	10,146,304
Cirrus Logic, Inc.(a)	187,200	10,123,776
Cypress Semiconductor Corp.	1,080,000	14,331,600
Entegris, Inc.(a)	403,400	8,552,080
Formfactor, Inc.(a)	860,000	9,159,000
Kulicke & Soffa Industries, Inc.(a)	890,000	18,218,300
Total		70,531,060
Software 1.1%
Ebix, Inc.	105,000	6,562,500
Take-Two Interactive Software, Inc.(a)	200,000	11,396,000
Total		17,958,500
Total Information Technology		181,763,913
Materials 7.4%
Chemicals 2.9%
Cabot Corp.	155,000	8,986,900
Olin Corp.	520,000	16,161,600
Orion Engineered Carbons SA	505,000	10,504,000
Platform Specialty Products Corp.(a)	930,000	12,266,700
Total		47,919,200
Construction Materials 0.8%
US Concrete, Inc.(a)	225,000	14,175,000
Metals & Mining 2.0%
AK Steel Holding Corp.(a)	1,250,000	10,412,500
Carpenter Technology Corp.	345,000	13,993,200
Materion Corp.	262,000	9,130,700
Total		33,536,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.7%
KapStone Paper and Packaging Corp.	640,000	14,464,000
Neenah Paper, Inc.	200,000	14,650,000
Total		29,114,000
Total Materials		124,744,600
Real Estate 7.9%
Equity Real Estate Investment Trusts (REITS) 7.9%
American Assets Trust, Inc.	395,000	17,380,000
Brandywine Realty Trust	510,000	8,496,600
Chesapeake Lodging Trust	440,000	10,630,400
First Industrial Realty Trust, Inc.	715,000	19,233,500
Highwoods Properties, Inc.	245,000	12,860,050
Hudson Pacific Properties, Inc.	400,000	14,632,000
LaSalle Hotel Properties	420,000	12,138,000
Mack-Cali Realty Corp.	480,000	13,992,000
Physicians Realty Trust	355,000	7,071,600
PS Business Parks, Inc.	135,000	15,688,350
Total		132,122,500
Total Real Estate		132,122,500
Utilities 4.5%
Gas Utilities 3.8%
New Jersey Resources Corp.	500,000	19,700,000
ONE Gas, Inc.	150,000	9,832,500
South Jersey Industries, Inc.	535,000	18,735,700
Southwest Gas Corp.	185,000	15,823,050
Total		64,091,250
Multi-Utilities 0.7%
Black Hills Corp.	165,000	10,705,200
Total Utilities		74,796,450
Total Common Stocks (Cost $1,118,530,371)		1,627,130,563

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	46,400,149	46,400,149
Total Money Market Funds (Cost $46,400,149)		46,400,149
Total Investments (Cost: $1,164,930,520)		1,673,530,712
Other Assets & Liabilities, Net		2,015,937
Net Assets		1,675,546,649
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	53,559,959	490,110,408	(497,270,218)	46,400,149	(1,057)	170,918	46,400,149
Neff Corp. Class A	714,047	—	(104,047)	610,000	(189,631)	—	9,516,000
Total	54,274,006	490,110,408	(497,374,265)	47,010,149	(190,688)	170,918	55,916,149

(c)	The rate shown is the seven-day current annualized yield at February 28, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	120,982,136	—	—	—	120,982,136
Consumer Staples	34,586,500	—	—	—	34,586,500
Energy	94,863,680	—	—	—	94,863,680
Financials	550,770,685	—	—	—	550,770,685
Health Care	108,824,470	—	—	—	108,824,470
Industrials	203,675,629	—	—	—	203,675,629
Information Technology	181,763,913	—	—	—	181,763,913
Materials	124,744,600	—	—	—	124,744,600
Real Estate	132,122,500	—	—	—	132,122,500
Utilities	74,796,450	—	—	—	74,796,450
Total Common Stocks	1,627,130,563	—	—	—	1,627,130,563
Money Market Funds	—	—	—	46,400,149	46,400,149
Total Investments	1,627,130,563	—	—	46,400,149	1,673,530,712
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,109,380,371
Affiliated issuers, at cost	55,550,149
Total investments, at cost	1,164,930,520
Investments, at value
Unaffiliated issuers, at value	1,617,614,563
Affiliated issuers, at value	55,916,149
Total investments, at value	1,673,530,712
Receivable for:
Investments sold	6,734,354
Capital shares sold	1,120,131
Dividends	1,250,385
Prepaid expenses	3,355
Total assets	1,682,638,937
Liabilities
Payable for:
Investments purchased	394,411
Capital shares purchased	6,039,880
Management services fees	37,982
Distribution and/or service fees	1,888
Transfer agent fees	417,987
Compensation of board members	122,748
Compensation of chief compliance officer	364
Other expenses	77,028
Total liabilities	7,092,288
Net assets applicable to outstanding capital stock	$1,675,546,649
Represented by
Paid in capital	1,089,569,023
Undistributed net investment income	330,040
Accumulated net realized gain	77,047,394
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	508,234,192
Investments - affiliated issuers	366,000
Total - representing net assets applicable to outstanding capital stock	$1,675,546,649
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$201,649,350
Shares outstanding	11,197,709
Net asset value per share	$18.01
Maximum offering price per share(a)	$19.11
Class B
Net assets	$131,586
Shares outstanding	8,150
Net asset value per share	$16.15
Class C
Net assets	$11,926,200
Shares outstanding	739,290
Net asset value per share	$16.13
Class I
Net assets	$2,561
Shares outstanding	140
Net asset value per share(b)	$18.28
Class R
Net assets	$11,042,043
Shares outstanding	621,543
Net asset value per share	$17.77
Class R4
Net assets	$69,708,580
Shares outstanding	3,745,799
Net asset value per share	$18.61
Class R5
Net assets	$78,329,516
Shares outstanding	4,204,023
Net asset value per share	$18.63
Class Y
Net assets	$203,777,975
Shares outstanding	10,908,375
Net asset value per share	$18.68
Class Z
Net assets	$1,098,978,838
Shares outstanding	60,226,949
Net asset value per share	$18.25

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$21,348,387
Dividends — affiliated issuers	170,918
Foreign taxes withheld	(50,337)
Total income	21,468,968
Expenses:
Management services fees	12,974,319
Distribution and/or service fees
Class A	490,986
Class B	936
Class C	119,128
Class R	50,045
Transfer agent fees
Class A	405,205
Class B	200
Class C	24,584
Class R	20,653
Class R4	107,060
Class R5	20,610
Class Y	3,646
Class Z	2,300,150
Compensation of board members	48,987
Custodian fees	18,643
Printing and postage fees	126,471
Registration fees	131,631
Audit fees	31,768
Legal fees	21,441
Compensation of chief compliance officer	364
Other	28,617
Total expenses	16,925,444
Expense reduction	(40)
Total net expenses	16,925,404
Net investment income	4,543,564
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	162,267,181
Investments — affiliated issuers	(190,688)
Net realized gain	162,076,493
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	300,576,737
Investments — affiliated issuers	7,599,296
Net change in unrealized appreciation (depreciation)	308,176,033
Net realized and unrealized gain	470,252,526
Net increase in net assets resulting from operations	$474,796,090
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$4,543,564	$5,774,433
Net realized gain	162,076,493	158,326,744
Net change in unrealized appreciation (depreciation)	308,176,033	(317,778,268)
Net increase (decrease) in net assets resulting from operations	474,796,090	(153,677,091)
Distributions to shareholders
Net investment income
Class A	(361,135)	—
Class B	(9)	—
Class C	(2,171)	—
Class I	(15)	(8)
Class R	(8,961)	—
Class R4	(226,587)	(38,137)
Class R5	(202,395)	(57,246)
Class Y	(988,201)	(397,704)
Class Z	(4,692,281)	(1,657,634)
Net realized gains
Class A	(10,021,845)	(25,755,898)
Class B	(6,632)	(49,484)
Class C	(687,953)	(1,590,584)
Class I	(124)	(267)
Class R	(518,007)	(1,396,237)
Class R4	(2,985,993)	(2,777,190)
Class R5	(2,142,151)	(2,194,538)
Class Y	(8,858,432)	(13,403,625)
Class Z	(57,345,335)	(121,388,953)
Total distributions to shareholders	(89,048,227)	(170,707,505)
Increase (decrease) in net assets from capital stock activity	(115,791,531)	4,966,405
Total increase (decrease) in net assets	269,956,332	(319,418,191)
Net assets at beginning of year	1,405,590,317	1,725,008,508
Net assets at end of year	$1,675,546,649	$1,405,590,317
Undistributed net investment income	$330,040	$2,338,602
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	2,080,744	34,289,588	2,148,588	35,593,526
Distributions reinvested	579,710	9,846,626	1,498,513	24,097,613
Redemptions	(5,479,285)	(87,889,064)	(4,625,562)	(76,592,166)
Net decrease	(2,818,831)	(43,752,850)	(978,461)	(16,901,027)
Class B
Subscriptions	6,193	90,930	164	2,707
Distributions reinvested	418	6,468	3,286	48,789
Redemptions (a)	(8,215)	(115,125)	(61,464)	(944,921)
Net decrease	(1,604)	(17,727)	(58,014)	(893,425)
Class C
Subscriptions	16,553	247,150	37,568	558,003
Distributions reinvested	37,123	567,353	88,399	1,291,415
Redemptions	(202,454)	(2,993,686)	(158,112)	(2,460,446)
Net decrease	(148,778)	(2,179,183)	(32,145)	(611,028)
Class R
Subscriptions	146,469	2,429,875	126,745	2,116,291
Distributions reinvested	30,645	513,580	85,775	1,365,243
Redemptions	(282,065)	(4,443,722)	(321,529)	(5,266,900)
Net decrease	(104,951)	(1,500,267)	(109,009)	(1,785,366)
Class R4
Subscriptions	2,540,443	41,716,723	579,521	9,334,104
Distributions reinvested	168,945	2,973,697	170,256	2,815,072
Redemptions	(788,398)	(13,489,843)	(584,530)	(10,281,340)
Net increase	1,920,990	31,200,577	165,247	1,867,836
Class R5
Subscriptions	3,310,842	57,915,194	675,734	11,749,756
Distributions reinvested	132,156	2,344,417	136,437	2,251,526
Redemptions	(567,401)	(9,818,925)	(277,132)	(4,654,659)
Net increase	2,875,597	50,440,686	535,039	9,346,623
Class Y
Subscriptions	3,784,140	64,344,488	3,276,972	53,577,049
Distributions reinvested	539,285	9,520,524	797,361	13,204,024
Redemptions	(2,558,147)	(43,185,465)	(1,163,553)	(20,168,987)
Net increase	1,765,278	30,679,547	2,910,780	46,612,086
Class Z
Subscriptions	14,694,074	240,193,242	14,286,878	235,632,019
Distributions reinvested	2,949,229	50,628,918	6,061,323	98,463,443
Redemptions	(28,158,966)	(471,484,474)	(21,215,912)	(366,764,756)
Net decrease	(10,515,663)	(180,662,314)	(867,711)	(32,669,294)
Total net increase (decrease)	(7,027,962)	(115,791,531)	1,565,726	4,966,405

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
2/28/2017	$14.07	0.01	4.85	4.86	(0.03)	(0.89)
2/29/2016	$17.60	0.02	(1.65)	(1.63)	—	(1.90)
2/28/2015	$18.61	0.02	0.71	0.73	(0.04)	(1.70)
2/28/2014	$16.07	0.03	4.59	4.62	(0.05)	(2.03)
2/28/2013	$14.44	0.11	1.96	2.07	(0.12)	(0.32)
Class B
2/28/2017	$12.76	(0.11)	4.39	4.28	(0.00) (d)	(0.89)
2/29/2016	$16.26	(0.11)	(1.49)	(1.60)	—	(1.90)
2/28/2015	$17.41	(0.11)	0.66	0.55	—	(1.70)
2/28/2014	$15.22	(0.10)	4.32	4.22	—	(2.03)
2/28/2013	$13.70	0.00 (d)	1.87	1.87	(0.03)	(0.32)
Class C
2/28/2017	$12.75	(0.10)	4.37	4.27	(0.00) (d)	(0.89)
2/29/2016	$16.25	(0.09)	(1.51)	(1.60)	—	(1.90)
2/28/2015	$17.40	(0.11)	0.66	0.55	—	(1.70)
2/28/2014	$15.20	(0.10)	4.33	4.23	—	(2.03)
2/28/2013	$13.69	(0.00) (d)	1.86	1.86	(0.03)	(0.32)
Class I
2/28/2017	$14.27	0.08	4.92	5.00	(0.10)	(0.89)
2/29/2016	$17.80	0.10	(1.67)	(1.57)	(0.06)	(1.90)
2/28/2015	$18.78	0.11	0.72	0.83	(0.11)	(1.70)
2/28/2014	$16.20	0.11	4.63	4.74	(0.13)	(2.03)
2/28/2013	$14.54	0.17	1.99	2.16	(0.18)	(0.32)
Class R
2/28/2017	$13.91	(0.03)	4.79	4.76	(0.01)	(0.89)
2/29/2016	$17.47	(0.02)	(1.64)	(1.66)	—	(1.90)
2/28/2015	$18.49	(0.02)	0.70	0.68	—	(1.70)
2/28/2014	$15.98	(0.01)	4.56	4.55	(0.01)	(2.03)
2/28/2013	$14.36	0.07	1.96	2.03	(0.09)	(0.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.92)	$18.01	34.98%	1.30%	1.30% (c)	0.06%	58%	$201,649
(1.90)	$14.07	(10.48%)	1.30%	1.30% (c)	0.15%	57%	$197,263
(1.74)	$17.60	4.10%	1.30%	1.30% (c)	0.11%	38%	$263,946
(2.08)	$18.61	29.93%	1.29%	1.29% (c)	0.17%	36%	$299,725
(0.44)	$16.07	14.70%	1.33%	1.31% (c)	0.76%	42%	$257,083

(0.89)	$16.15	33.99%	2.05%	2.05% (c)	(0.72%)	58%	$132
(1.90)	$12.76	(11.17%)	2.05%	2.05% (c)	(0.67%)	57%	$124
(1.70)	$16.26	3.34%	2.04%	2.04% (c)	(0.65%)	38%	$1,102
(2.03)	$17.41	28.91%	2.04%	2.04% (c)	(0.57%)	36%	$1,977
(0.35)	$15.22	13.94%	2.08%	2.06% (c)	0.01%	42%	$2,010

(0.89)	$16.13	33.93%	2.04%	2.04% (c)	(0.70%)	58%	$11,926
(1.90)	$12.75	(11.18%)	2.05%	2.05% (c)	(0.60%)	57%	$11,325
(1.70)	$16.25	3.34%	2.05%	2.05% (c)	(0.64%)	38%	$14,949
(2.03)	$17.40	29.02%	2.04%	2.04% (c)	(0.58%)	36%	$17,203
(0.35)	$15.20	13.87%	2.08%	2.06% (c)	(0.00%) (d)	42%	$16,190

(0.99)	$18.28	35.53%	0.84%	0.84%	0.50%	58%	$3
(1.96)	$14.27	(10.05%)	0.83%	0.83%	0.61%	57%	$2
(1.81)	$17.80	4.63%	0.83%	0.83%	0.59%	38%	$2
(2.16)	$18.78	30.48%	0.84%	0.84%	0.60%	36%	$4
(0.50)	$16.20	15.31%	0.86%	0.86%	1.18%	42%	$23,685

(0.90)	$17.77	34.67%	1.55%	1.55% (c)	(0.19%)	58%	$11,042
(1.90)	$13.91	(10.73%)	1.55%	1.55% (c)	(0.10%)	57%	$10,109
(1.70)	$17.47	3.86%	1.55%	1.55% (c)	(0.14%)	38%	$14,594
(2.04)	$18.49	29.61%	1.54%	1.54% (c)	(0.08%)	36%	$17,582
(0.41)	$15.98	14.47%	1.58%	1.56% (c)	0.50%	42%	$15,421
Columbia Small Cap Value Fund II | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
2/28/2017	$14.52	0.05	5.00	5.05	(0.07)	(0.89)
2/29/2016	$18.08	0.07	(1.70)	(1.63)	(0.03)	(1.90)
2/28/2015	$19.06	0.05	0.75	0.80	(0.08)	(1.70)
2/28/2014	$16.42	0.07	4.69	4.76	(0.09)	(2.03)
2/28/2013 (e)	$14.41	0.08	2.40	2.48	(0.15)	(0.32)
Class R5
2/28/2017	$14.53	0.07	5.01	5.08	(0.09)	(0.89)
2/29/2016	$18.09	0.10	(1.71)	(1.61)	(0.05)	(1.90)
2/28/2015	$19.07	0.09	0.73	0.82	(0.10)	(1.70)
2/28/2014	$16.42	0.09	4.71	4.80	(0.12)	(2.03)
2/28/2013 (g)	$14.41	0.09	2.39	2.48	(0.15)	(0.32)
Class Y
2/28/2017	$14.56	0.08	5.03	5.11	(0.10)	(0.89)
2/29/2016	$18.12	0.11	(1.71)	(1.60)	(0.06)	(1.90)
2/28/2015	$19.10	0.10	0.72	0.82	(0.10)	(1.70)
2/28/2014	$16.44	0.10	4.72	4.82	(0.13)	(2.03)
2/28/2013 (h)	$14.43	0.09	2.40	2.49	(0.16)	(0.32)
Class Z
2/28/2017	$14.25	0.05	4.91	4.96	(0.07)	(0.89)
2/29/2016	$17.78	0.07	(1.67)	(1.60)	(0.03)	(1.90)
2/28/2015	$18.77	0.06	0.72	0.78	(0.07)	(1.70)
2/28/2014	$16.19	0.07	4.64	4.71	(0.10)	(2.03)
2/28/2013	$14.54	0.15	1.97	2.12	(0.15)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.96)	$18.61	35.21%	1.05%	1.05% (c)	0.28%	58%	$69,709
(1.93)	$14.52	(10.22%)	1.05%	1.05% (c)	0.41%	57%	$26,487
(1.78)	$18.08	4.39%	1.05%	1.05% (c)	0.28%	38%	$30,000
(2.12)	$19.06	30.18%	1.05%	1.05% (c)	0.38%	36%	$14,479
(0.47)	$16.42	17.60%	1.11% (f)	1.06% (f)	1.73% (f)	42%	$3

(0.98)	$18.63	35.42%	0.90%	0.90%	0.39%	58%	$78,330
(1.95)	$14.53	(10.10%)	0.89%	0.89%	0.59%	57%	$19,298
(1.80)	$18.09	4.51%	0.89%	0.89%	0.49%	38%	$14,349
(2.15)	$19.07	30.43%	0.89%	0.89%	0.51%	36%	$15,640
(0.47)	$16.42	17.63%	0.92% (f)	0.92% (f)	1.87% (f)	42%	$3

(0.99)	$18.68	35.55%	0.84%	0.84%	0.50%	58%	$203,778
(1.96)	$14.56	(10.05%)	0.84%	0.84%	0.62%	57%	$133,139
(1.80)	$18.12	4.53%	0.85%	0.85%	0.56%	38%	$112,949
(2.16)	$19.10	30.52%	0.84%	0.84%	0.53%	36%	$27,955
(0.48)	$16.44	17.66%	0.87% (f)	0.87% (f)	1.92% (f)	42%	$3

(0.96)	$18.25	35.26%	1.05%	1.05% (c)	0.31%	58%	$1,098,979
(1.93)	$14.25	(10.22%)	1.05%	1.05% (c)	0.40%	57%	$1,007,843
(1.77)	$17.78	4.39%	1.05%	1.05% (c)	0.36%	38%	$1,273,117
(2.13)	$18.77	30.26%	1.04%	1.04% (c)	0.42%	36%	$1,438,322
(0.47)	$16.19	15.02%	1.08%	1.06% (c)	1.01%	42%	$1,140,319
Columbia Small Cap Value Fund II | Annual Report 2017	21

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
The Fund is closed to new investors and new accounts, subject to certain limited exceptions.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Small Cap Value Fund II | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Value Fund II | Annual Report 2017	23

Notes to Financial Statements  (continued)
February 28, 2017
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Small Cap Value Fund II | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.82% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Small Cap Value Fund II | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Class B	0.21
Class C	0.21
Class I	—
Class R	0.21
Class R4	0.21
Class R5	0.055
Class Y	0.002
Class Z	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
26	Columbia Small Cap Value Fund II | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	5,702
Class C	60
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.390%	1.36%
Class B	2.140	2.11
Class C	2.140	2.11
Class I	1.000	0.95
Class R	1.640	1.61
Class R4	1.140	1.11
Class R5	1.050	1.00
Class Y	1.000	0.95
Class Z	1.140	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Small Cap Value Fund II | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(70,371)	(12,565,166)	12,635,537
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,481,755	82,566,472	89,048,227	2,150,729	168,556,776	170,707,505
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,176,949	69,538,661	—	505,381,502
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,168,149,209	534,561,001	(29,179,499)	505,381,502
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $898,671,065 and $1,096,459,758, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
28	Columbia Small Cap Value Fund II | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At February 28, 2017, three unaffiliated shareholders of record owned 52.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Small Cap Value Fund II | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Value Fund II | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Value Fund II
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
Columbia Small Cap Value Fund II | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$156,643,840
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small Cap Value Fund II | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Small Cap Value Fund II | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Small Cap Value Fund II | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Small Cap Value Fund II | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
36	Columbia Small Cap Value Fund II | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Small Cap Value Fund II | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Small Cap Value Fund II | Annual Report 2017

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Columbia Small Cap Value Fund II
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN230_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Overseas Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Overseas Value Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Overseas Value Fund   |  Annual Report 2017

Columbia Overseas Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Overseas Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	Life
Class A *	Excluding sales charges	02/28/13	16.25	5.52	0.70
	Including sales charges		9.49	4.28	0.03
Class B *	Excluding sales charges	02/28/13	15.31	4.71	-0.07
	Including sales charges		10.31	4.37	-0.07
Class C *	Excluding sales charges	02/28/13	15.32	4.71	-0.06
	Including sales charges		14.32	4.71	-0.06
Class I *		03/31/11	16.87	6.04	1.24
Class K *		02/28/13	16.45	5.65	0.75
Class R *		03/01/16	16.06	5.32	0.64
Class R4 *		07/01/15	16.55	5.82	1.12
Class R5 *		07/01/15	16.79	5.87	1.14
Class W *		03/31/11	16.27	5.58	0.93
Class Y *		07/01/15	16.95	5.91	1.17
Class Z		03/31/08	16.63	5.82	1.12
MSCI EAFE Value Index (Net)			20.27	4.75	0.59
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Overseas Value Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2008 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Royal Dutch Shell PLC, Class B (United Kingdom)	4.6
Allianz SE, Registered Shares (Germany)	2.9
BNP Paribas SA (France)	2.5
AXA SA (France)	2.4
ING Groep NV (Netherlands)	2.3
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
HSBC Holdings PLC (United Kingdom)	2.0
DBS Group Holdings Ltd. (Singapore)	1.9
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
ORIX Corp. (Japan)	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	13.3
Consumer Staples	3.9
Energy	10.6
Financials	34.8
Health Care	6.5
Industrials	10.9
Information Technology	6.6
Materials	7.5
Real Estate	1.9
Telecommunication Services	3.0
Utilities	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Overseas Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2017)
Australia	3.4
Belgium	1.2
Canada	0.3
China	1.5
Finland	1.6
France	11.7
Germany	5.9
Ireland	2.1
Israel	2.3
Italy	2.0
Japan	25.0
Netherlands	4.7
Norway	3.6
Portugal	0.0 (a)
Singapore	2.9
South Korea	2.2
Spain	3.2
Sweden	1.9
Switzerland	2.0
Thailand	0.8
United Kingdom	17.8
United States(b)	3.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Overseas Value Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
At February 28, 2017, approximately 39.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 16.25% excluding sales charges. In a volatile period for stock markets around the world, the Fund delivered a solid, double-digit gain although it lagged its benchmark, the MSCI EAFE Value Index (Net), which returned 20.27% for the same period. Stock selection in the energy sector, an underweight in Australia and an overweight in Israel were a drag on performance relative to the benchmark.
Solid gains for global equity markets
Global equity markets made solid gains (in U.S. dollars) for the 12-months ended February 28, 2017, as three major trends defined the year. First, the markets were driven by a dramatic rally in economically sensitive sectors, a course reversal as economic data pointed to improved growth prospects in both developed and emerging markets. Second, political surprise accounted for the period’s heightened, but relatively short-lived, periods of volatility. Investors turned cautious in the face of the United Kingdom’s surprise referendum to leave the European Union, popularly known as “Brexit,” but quickly rebounded. Uncertainty about the outcome of the U.S. Presidential election created more volatility in the fall of 2016. The markets quickly regained momentum, however, after a Trump victory in November and climbed to new highs through the end of the period. Third, the rejection of a referendum on reform in Italy and the subsequent departure of the country’s prime minister created a very brief sell-off, but reversed course within the same day. Basic materials, energy and financials were among the key beneficiaries of the expectations for higher economic growth and a more favorable regulatory environment. Better-than-expected corporate earnings also helped push global equity markets higher.
Contributors and detractors
The Fund owned a basket of biotechnology stocks that we believed had the potential to benefit from the scarcity of innovation among large, global pharmaceutical companies. As these companies had underinvested in research, new facilities and equipment, their pipelines of new products had become depleted. We believed that they are likely to look for future growth among smaller, innovative companies that can be acquired to fill this need. Among the approximately ten names in which the Fund has invested, Tesaro and Aerie Pharmaceuticals were major contributors to results during this one-year period. Tesaro’s niraparib, a PARP inhibitor, targets various types of ovarian and breast cancers. So far trial results have been favorable. Aerie is a development-stage company focused on the development and commercialization of eye disease therapies, including glaucoma and other eye-diseases. The company has several drugs at various stages in its pipeline.
In the financials sector, we established a position in Hitachi Capital, a Japanese consumer finance company with a sizeable operation in the United Kingdom. The stock sold off dramatically after the Brexit vote and failed to recover in step with most of the market. However, we saw this as an opportunity to invest in the company, and the Fund benefited when Hitachi bounced back strongly and was a major contributor to results.
An underweight in the utilities sector also aided relative results. The recovery in cyclical sectors, combined with rising interest rates, created an unfavorable environment for utilities and we did well to maintain minimal exposure to the sector.
In the energy sector, two Norwegian tanker stocks, BW LPG and Tanker Investments, were a drag on performance, as they were down in an up market for the sector. An overhang of new ship supply, coupled with a tightening in relative price spreads between the United States and Asia, one of the main trade routes for crude oil and gas, led to a decline in demand. In the consumer discretionary sector, the Fund lost ground with an investment in Youngone, an original equipment manufacturer (OEM) clothing company. The stock sold off on declining apparel trends. However, we continued to hold the position because we believed the share price had fallen to a point where it continued to have the potential to increase disproportionately even if trends don’t improve — and as long as they don’t deteriorate further.
6	Columbia Overseas Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Even though financials made a positive contribution to gains and also to results relative to the benchmark, the sector was home to one of the period’s major disappointments: Plus500, a Europe-based specialty broker that allows retail investors access to sophisticated instruments, such as currencies. We liked the stock because it was the beneficiary of periods of high volatility. However, regulators introduced restrictions that would raise the company’s costs, following an investigation into the company’s disclosure, oversight and leverage practices, and we exited the position as shares fell sharply.
Overall, stock selection in energy and industrials detracted from results as did stock selection in Norway and South Korea.
Currency impact
We hedged active currency exposure in the portfolio using currency forward contracts. Over the course of the period, currency contributions attributable to active country positions were closely offset by hedges. As a result, currency was a zero contributor to results, and it achieved its objective of helping the Fund avoid unintended and uncompensated risk relative to the benchmark.
At period’s end
While international markets have broadly underperformed the U.S. equity market since the financial crisis of 2007-2008, this has not been the case longer term. With this historical reference in mind, we believe it is important for investors to maintain exposure to foreign markets for adequate diversification. Against this backdrop, we believe Columbia Threadneedle Investments is well positioned to serve its shareholders, with investment professionals located around the world to illuminate and inform decisions and provide insight as to where perception and reality diverge. Our London office, a case in point, was particularly helpful during the tumultuous Brexit referendum in identifying underperforming smaller companies domiciled in the United Kingdom but with operations outside the United Kingdom. These characteristics served to isolate them from post-Brexit fears and made them the beneficiaries of a declining pound. That ongoing research infrastructure aids the Fund and its shareholders in an ever-changing market environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
Columbia Overseas Value Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.90	1,017.55	7.50	7.30	1.46
Class B	1,000.00	1,000.00	1,067.00	1,013.88	11.28	10.99	2.20
Class C	1,000.00	1,000.00	1,067.10	1,013.84	11.33	11.03	2.21
Class I	1,000.00	1,000.00	1,073.70	1,020.08	4.88	4.76	0.95
Class K	1,000.00	1,000.00	1,072.50	1,018.60	6.42	6.26	1.25
Class R	1,000.00	1,000.00	1,070.20	1,016.31	8.78	8.55	1.71
Class R4	1,000.00	1,000.00	1,071.70	1,018.79	6.22	6.06	1.21
Class R5	1,000.00	1,000.00	1,072.50	1,019.89	5.09	4.96	0.99
Class W	1,000.00	1,000.00	1,072.00	1,017.55	7.50	7.30	1.46
Class Y	1,000.00	1,000.00	1,074.00	1,020.03	4.94	4.81	0.96
Class Z	1,000.00	1,000.00	1,072.80	1,018.79	6.22	6.06	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Overseas Value Fund | Annual Report 2017

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.1%
Issuer	Shares	Value ($)
Australia 3.3%
Commonwealth Bank of Australia	100,517	6,338,476
Macquarie Group Ltd.	107,242	7,111,353
National Australia Bank Ltd.	387,497	9,504,540
Total		22,954,369
Belgium 1.2%
KBC Group NV	136,670	8,360,066
Canada 0.3%
Cott Corp.	176,216	1,877,320
China 1.5%
58.Com, Inc., ADR(a)	79,541	2,911,201
Tencent Holdings Ltd.	287,900	7,639,992
Total		10,551,193
Finland 1.6%
UPM-Kymmene OYJ	452,033	10,741,357
France 11.7%
Aperam SA	175,055	8,903,607
AXA SA	698,891	16,488,814
BNP Paribas SA	296,364	17,309,048
Casino Guichard Perrachon SA	102,548	5,422,731
CNP Assurances	211,240	3,912,925
Sanofi	133,170	11,474,055
Total SA	179,768	8,960,490
VINCI SA	111,980	8,068,132
Total		80,539,802
Germany 5.9%
Allianz SE, Registered Shares	113,767	19,790,156
BASF SE	57,780	5,380,544
Continental AG	31,717	6,434,586
Duerr AG	106,962	8,874,869
Total		40,480,155
Ireland 2.1%
Amarin Corp. PLC, ADR(a)	221,971	754,701
Bank of Ireland(a)	18,689,387	4,435,094
Smurfit Kappa Group PLC	340,984	9,068,887
Total		14,258,682
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 2.3%
Bank Hapoalim BM	1,120,113	6,906,492
Bezeq Israeli Telecommunication Corp., Ltd. (The)	4,879,538	8,711,067
Total		15,617,559
Italy 2.0%
Esprinet SpA	487,460	3,762,082
Intesa Sanpaolo SpA	2,084,049	4,857,249
Poste Italiane SpA	833,734	5,352,540
Total		13,971,871
Japan 24.8%
CyberAgent, Inc.	246,400	6,852,278
CYBERDYNE, Inc.(a)	104,400	1,634,935
Daito Trust Construction Co., Ltd.	15,100	2,112,461
Dexerials Corp.	412,100	4,663,217
Fuji Heavy Industries Ltd.	281,000	10,514,274
Hitachi Capital Corp.	379,900	9,816,905
Hoya Corp.	143,800	6,510,584
Invincible Investment Corp.	8,460	3,632,866
ITOCHU Corp.	723,600	10,478,785
Keyence Corp.	10,600	4,098,826
Koito Manufacturing Co., Ltd.	139,000	7,167,877
Matsumotokiyoshi Holdings Co., Ltd.	122,700	5,805,050
Mitsubishi UFJ Financial Group, Inc.	1,938,431	12,824,218
Mitsui Chemicals, Inc.	2,082,000	10,594,731
Nakanishi, Inc.	45,500	1,810,740
Nippon Telegraph & Telephone Corp.	267,600	11,319,299
ORIX Corp.	814,100	12,667,459
Shinmaywa Industries Ltd.	574,000	5,908,189
Sony Corp.	162,500	5,021,202
Starts Corp., Inc.	330,900	7,111,599
Sumitomo Mitsui Financial Group, Inc.	348,800	13,588,272
Takuma Co., Ltd.	631,945	5,819,042
Tanseisha Co., Ltd.	602,500	4,527,102
Toyota Motor Corp.	120,600	6,822,683
Total		171,302,594

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 4.7%
ING Groep NV	1,152,006	15,883,956
Koninklijke Ahold Delhaize NV	332,828	7,073,112
Refresco Group NV	407,396	5,932,275
TKH Group NV	85,804	3,499,677
Total		32,389,020
Norway 3.5%
Atea ASA	470,411	5,078,093
BW LPG Ltd.	1,715,903	8,381,491
Kongsberg Automotive ASA(a)	8,775,288	5,872,173
Spectrum ASA(a)	195,946	911,540
Tanker Investments Ltd.(a)	816,207	4,098,803
Total		24,342,100
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b)	3,582,817	113,869
Singapore 2.8%
Broadcom Ltd.	30,957	6,529,760
DBS Group Holdings Ltd.	974,000	13,007,814
Total		19,537,574
South Korea 2.2%
GS Home Shopping, Inc.	16,919	3,224,583
Hyundai Home Shopping Network Corp.	37,219	3,768,805
Youngone Corp.	291,741	8,283,134
Total		15,276,522
Spain 3.2%
ACS Actividades de Construccion y Servicios SA	325,200	10,206,308
Banco Santander SA	901,590	4,922,812
Endesa SA	321,891	6,852,619
Total		21,981,739
Sweden 1.9%
Granges AB	650,341	5,925,880
Hemfosa Fastigheter AB	759,894	7,063,025
Total		12,988,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 2.0%
Autoneum Holding AG	14,897	3,963,980
UBS AG	338,856	5,219,398
Wizz Air Holdings PLC(a)	229,992	4,768,794
Total		13,952,172
Thailand 0.8%
PTT PCL, Foreign Registered Shares	504,100	5,732,472
United Kingdom 17.7%
AstraZeneca PLC	73,465	4,233,427
Berendsen PLC	327,359	3,718,793
BP PLC	701,252	3,946,560
Close Brothers Group PLC	174,196	3,259,559
Crest Nicholson Holdings PLC	1,053,549	7,085,548
DCC PLC	95,259	8,114,578
HSBC Holdings PLC	1,680,105	13,477,965
Inchcape PLC	874,745	8,146,134
Intermediate Capital Group PLC	874,529	7,704,633
John Wood Group PLC	890,878	8,351,646
Legal & General Group PLC	4,042,373	12,454,678
Paysafe Group PLC(a)	1,891,348	9,927,301
Royal Dutch Shell PLC, Class B	1,173,770	31,656,437
Total		122,077,259
United States 2.6%
Aerie Pharmaceuticals, Inc.(a)	21,662	1,025,696
Alexion Pharmaceuticals, Inc.(a)	16,694	2,191,088
BioMarin Pharmaceutical, Inc.(a)	10,184	956,583
bluebird bio, Inc.(a)	18,338	1,607,326
Flex Pharma, Inc.(a)	224,065	934,351
Incyte Corp.(a)	7,108	946,075
Insmed, Inc.(a)	65,302	1,040,261
PTC Therapeutics, Inc.(a)	53,101	723,767
Puma Biotechnology, Inc.(a)	28,272	1,037,582
Quotient Ltd.(a)	607,073	4,158,450
TESARO, Inc.(a)	4,385	826,002
Ultragenyx Pharmaceutical, Inc.(a)	16,716	1,422,197

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Vertex Pharmaceuticals, Inc.(a)	9,360	848,203
Total		17,717,581
Total Common Stocks (Cost $717,810,372)		676,764,181

Exchange-Traded Funds 1.2%
	Shares	Value ($)
United States 1.2%
iShares MSCI EAFE ETF	133,399	8,049,295
Total Exchange-Traded Funds (Cost $8,075,962)		8,049,295

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(c),(d)	1,123,018	1,123,018
Total Money Market Funds (Cost $1,123,018)		1,123,018
Total Investments (Cost $727,009,352)		685,936,494
Other Assets and Liabilities, Net		4,090,877
Net Assets		$690,027,371

Investments in derivatives
Forward foreign currency exchange contracts open at February 28, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	04/12/2017	4,564,000 CAD	3,502,287 USD	64,968	—
Morgan Stanley	04/12/2017	41,729,000 ILS	11,223,124 USD	—	(250,461)
Morgan Stanley	04/12/2017	477,297,000 JPY	4,204,237 USD	—	(52,055)
Morgan Stanley	04/12/2017	1,551,971,000 KRW	1,370,764 USD	2,050	—
Morgan Stanley	04/12/2017	15,844,619,000 KRW	13,904,277 USD	—	(69,409)
Morgan Stanley	04/12/2017	157,298,000 NOK	18,890,728 USD	121,975	—
Morgan Stanley	04/12/2017	1,924,000 SGD	1,373,953 USD	666	—
Morgan Stanley	04/12/2017	195,601,000 THB	5,586,844 USD	—	(14,490)
Morgan Stanley	04/12/2017	27,933,336 USD	36,313,000 AUD	—	(119,256)
Morgan Stanley	04/12/2017	19,658,802 USD	19,612,000 CHF	—	(82,660)
Morgan Stanley	04/12/2017	5,611,277 USD	39,105,000 DKK	—	(26,511)
Morgan Stanley	04/12/2017	4,905,121 USD	3,918,000 GBP	—	(38,288)
Morgan Stanley	04/12/2017	9,802,476 USD	86,996,000 SEK	—	(143,703)
Total				189,659	(796,833)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2017, the value of these securities amounted to $113,869, which represents 0.02% of net assets.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	4,231,249	357,789,585	(360,897,816)	1,123,018	(446)	14,239	1,123,018
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	22,954,369	—	—	22,954,369
Belgium	—	8,360,066	—	—	8,360,066
Canada	1,877,320	—	—	—	1,877,320
China	2,911,201	7,639,992	—	—	10,551,193
Finland	—	10,741,357	—	—	10,741,357
France	—	80,539,802	—	—	80,539,802
Germany	—	40,480,155	—	—	40,480,155
Ireland	754,701	13,503,981	—	—	14,258,682
Israel	—	15,617,559	—	—	15,617,559
Italy	—	13,971,871	—	—	13,971,871
Japan	—	171,302,594	—	—	171,302,594
Netherlands	—	32,389,020	—	—	32,389,020
Norway	—	24,342,100	—	—	24,342,100
Portugal	—	—	113,869	—	113,869
Singapore	6,529,760	13,007,814	—	—	19,537,574
South Korea	—	15,276,522	—	—	15,276,522
Spain	—	21,981,739	—	—	21,981,739
Sweden	—	12,988,905	—	—	12,988,905
Switzerland	—	13,952,172	—	—	13,952,172
Thailand	—	5,732,472	—	—	5,732,472
United Kingdom	—	122,077,259	—	—	122,077,259
United States	17,717,581	—	—	—	17,717,581
Total Common Stocks	29,790,563	646,859,749	113,869	—	676,764,181
Exchange-Traded Funds	8,049,295	—	—	—	8,049,295
Money Market Funds	—	—	—	1,123,018	1,123,018
Total Investments	37,839,858	646,859,749	113,869	1,123,018	685,936,494
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	189,659	—	—	189,659
Liability
Forward Foreign Currency Exchange Contracts	—	(796,833)	—	—	(796,833)
Total	37,839,858	646,252,575	113,869	1,123,018	685,329,320
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2017

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$725,886,334
Affiliated issuers, at cost	1,123,018
Total investments, at cost	727,009,352
Investments, at value
Unaffiliated issuers, at value	684,813,476
Affiliated issuers, at value	1,123,018
Total investments, at value	685,936,494
Cash	11,019
Unrealized appreciation on forward foreign currency exchange contracts	189,659
Receivable for:
Investments sold	153,003,349
Capital shares sold	678,968
Dividends	1,644,905
Foreign tax reclaims	992,442
Prepaid expenses	2,038
Total assets	842,458,874
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	796,833
Payable for:
Investments purchased	150,280,042
Capital shares purchased	957,318
Foreign capital gains taxes deferred	3,568
Management services fees	16,171
Distribution and/or service fees	2,445
Transfer agent fees	78,701
Plan administration fees	28
Compensation of board members	192,520
Compensation of chief compliance officer	167
Other expenses	103,710
Total liabilities	152,431,503
Net assets applicable to outstanding capital stock	$690,027,371
Represented by
Paid in capital	1,023,652,341
Excess of distributions over net investment income	(2,383,175)
Accumulated net realized loss	(289,406,926)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(41,072,858)
Foreign currency translations	(151,269)
Forward foreign currency exchange contracts	(607,174)
Foreign capital gains tax	(3,568)
Total - representing net assets applicable to outstanding capital stock	$690,027,371
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$243,878,505
Shares outstanding	28,635,023
Net asset value per share	$8.52
Maximum offering price per share(a)	$9.04
Class B
Net assets	$1,069,028
Shares outstanding	126,009
Net asset value per share	$8.48
Class C
Net assets	$20,828,519
Shares outstanding	2,454,869
Net asset value per share	$8.48
Class I
Net assets	$274,007,550
Shares outstanding	32,118,827
Net asset value per share	$8.53
Class K
Net assets	$139,333
Shares outstanding	16,347
Net asset value per share	$8.52
Class R
Net assets	$972,073
Shares outstanding	116,741
Net asset value per share	$8.33
Class R4
Net assets	$23,666,253
Shares outstanding	2,786,739
Net asset value per share	$8.49
Class R5
Net assets	$29,935,532
Shares outstanding	3,528,258
Net asset value per share	$8.48
Class W
Net assets	$23,650,375
Shares outstanding	2,780,531
Net asset value per share	$8.51
Class Y
Net assets	$13,915,895
Shares outstanding	1,638,579
Net asset value per share	$8.49
Class Z
Net assets	$57,964,308
Shares outstanding	6,799,051
Net asset value per share	$8.53

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2017

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$27,281,239
Dividends — affiliated issuers	14,239
Interest	6,524
Foreign taxes withheld	(2,225,579)
Total income	25,076,423
Expenses:
Management services fees	5,921,257
Distribution and/or service fees
Class A	556,832
Class B	15,521
Class C	166,560
Class R	2,584
Class W	218,210
Transfer agent fees
Class A	594,474
Class B	4,165
Class C	44,100
Class I	4,754
Class K	68
Class R	1,362
Class R4	45,796
Class R5	8,899
Class W	235,794
Class Y	233
Class Z	112,119
Plan administration fees
Class K	330
Compensation of board members	40,563
Custodian fees	114,795
Printing and postage fees	113,609
Registration fees	152,064
Audit fees	62,433
Legal fees	13,356
Compensation of chief compliance officer	167
Other	64,942
Total expenses	8,494,987
Net investment income	16,581,436
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	40,966,336
Investments — affiliated issuers	(446)
Foreign currency translations	(420,472)
Forward foreign currency exchange contracts	(1,386,403)
Options purchased	41,221
Net realized gain	39,200,236
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	51,155,207
Foreign currency translations	46,736
Forward foreign currency exchange contracts	(343,013)
Foreign capital gains tax	27,574
Net change in unrealized appreciation (depreciation)	50,886,504
Net realized and unrealized gain	90,086,740
Net increase in net assets resulting from operations	$106,668,176
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended February 28, 2017 (a)	Year Ended February 29, 2016 (b)
Operations
Net investment income	$16,581,436	$14,208,422
Net realized gain	39,200,236	10,716,015
Net change in unrealized appreciation (depreciation)	50,886,504	(100,431,560)
Net increase (decrease) in net assets resulting from operations	106,668,176	(75,507,123)
Distributions to shareholders
Net investment income
Class A	(4,194,448)	(3,740,850)
Class B	(14,819)	(32,177)
Class C	(245,994)	(67,143)
Class I	(5,957,896)	(6,770,139)
Class K	(2,574)	(3,203)
Class R	(13,422)	—
Class R4	(511,595)	(29,712)
Class R5	(631,273)	(816)
Class W	(1,754,523)	(2,993,331)
Class Y	(275,630)	(59)
Class Z	(1,140,275)	(21,828)
Total distributions to shareholders	(14,742,449)	(13,659,258)
Increase (decrease) in net assets from capital stock activity	35,228,062	(41,105,126)
Total increase (decrease) in net assets	127,153,789	(130,271,507)
Net assets at beginning of year	562,873,582	693,145,089
Net assets at end of year	$690,027,371	$562,873,582
Excess of distributions over net investment income	$(2,383,175)	$(4,123,425)

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Class R4, Class R5 and Class Y shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017 (a)		February 29, 2016 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (c)	4,028,558	32,657,227	3,790,938	31,807,308
Fund reorganization	8,333,117	62,316,597	—	—
Distributions reinvested	481,055	3,930,219	453,091	3,710,818
Redemptions	(7,229,649)	(58,731,420)	(2,975,794)	(25,255,394)
Net increase	5,613,081	40,172,623	1,268,235	10,262,732
Class B
Subscriptions	6,809	55,071	7,874	69,877
Fund reorganization	15,891	118,240	—	—
Distributions reinvested	1,796	14,635	3,919	32,098
Redemptions (c)	(142,167)	(1,153,591)	(370,193)	(3,192,153)
Net decrease	(117,671)	(965,645)	(358,400)	(3,090,178)
Class C
Subscriptions	170,502	1,381,229	266,426	2,206,740
Fund reorganization	2,169,552	16,139,363	—	—
Distributions reinvested	23,370	190,462	8,152	66,763
Redemptions	(627,094)	(5,116,994)	(88,173)	(734,379)
Net increase	1,736,330	12,594,060	186,405	1,539,124
Class I
Subscriptions	6,586,744	53,615,405	5,642,116	49,720,056
Fund reorganization	263	1,972	—	—
Distributions reinvested	729,229	5,957,797	826,628	6,770,080
Redemptions	(8,390,350)	(68,021,336)	(6,338,087)	(53,983,372)
Net increase (decrease)	(1,074,114)	(8,446,162)	130,657	2,506,764
Class K
Distributions reinvested	309	2,528	385	3,149
Redemptions	(1,584)	(12,414)	(2,620)	(23,294)
Net decrease	(1,275)	(9,886)	(2,235)	(20,145)
Class R
Subscriptions	60,361	488,285	—	—
Fund reorganization	79,385	580,468	—	—
Distributions reinvested	1,447	11,564	—	—
Redemptions	(24,452)	(198,530)	—	—
Net increase	116,741	881,787	—	—
Class R4
Subscriptions	1,473,081	11,887,770	191,673	1,595,352
Fund reorganization	2,279,636	17,001,720	—	—
Distributions reinvested	62,838	511,505	3,635	29,659
Redemptions	(1,220,553)	(10,006,036)	(3,571)	(29,045)
Net increase	2,595,002	19,394,959	191,737	1,595,966
Class R5
Subscriptions	2,023,465	16,491,801	108,351	839,697
Fund reorganization	2,027,062	15,126,802	—	—
Distributions reinvested	77,635	631,175	93	759
Redemptions	(703,439)	(5,783,934)	(4,909)	(40,553)
Net increase	3,424,723	26,465,844	103,535	799,903
Class W
Subscriptions	12,501,269	101,422,006	2,511,043	21,430,038
Distributions reinvested	215,010	1,754,483	365,480	2,993,284
Redemptions	(27,454,495)	(217,990,338)	(9,504,321)	(82,708,561)
Net decrease	(14,738,216)	(114,813,849)	(6,627,798)	(58,285,239)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017 (a)		February 29, 2016 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y
Subscriptions	1,770,373	14,496,489	285	2,500
Distributions reinvested	33,855	275,578	—	—
Redemptions	(165,934)	(1,376,804)	—	—
Net increase	1,638,294	13,395,263	285	2,500
Class Z
Subscriptions	1,858,815	15,063,871	719,734	5,693,388
Fund reorganization	7,340,480	54,962,325	—	—
Distributions reinvested	111,606	911,817	2,648	21,716
Redemptions	(3,002,458)	(24,378,945)	(271,017)	(2,131,657)
Net increase	6,308,443	46,559,068	451,365	3,583,447
Total net increase (decrease)	5,501,338	35,228,062	(4,656,214)	(41,105,126)

(a)	Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(b)	Class R4, Class R5 and Class Y shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2017

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Columbia Overseas Value Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Class A
2/28/2017	$7.46	0.17	1.04	1.21	(0.15)	—
2/29/2016	$8.65	0.16	(1.18)	(1.02)	(0.17)	—
2/28/2015	$9.20	0.20	(0.49)	(0.29)	(0.26)	(0.00) (e)
2/28/2014 (f)	$7.65	0.19	1.49	1.68	(0.13)	—
Class B
2/28/2017	$7.44	0.15	0.99	1.14	(0.10)	—
2/29/2016	$8.64	0.14	(1.22)	(1.08)	(0.12)	—
2/28/2015	$9.18	0.15	(0.49)	(0.34)	(0.20)	(0.00) (e)
2/28/2014 (g)	$7.65	0.14	1.47	1.61	(0.08)	—
Class C
2/28/2017	$7.44	0.06	1.08	1.14	(0.10)	—
2/29/2016	$8.64	0.09	(1.17)	(1.08)	(0.12)	—
2/28/2015	$9.18	0.13	(0.47)	(0.34)	(0.20)	(0.00) (e)
2/28/2014 (h)	$7.65	0.12	1.49	1.61	(0.08)	—
Class I
2/28/2017	$7.46	0.23	1.02	1.25	(0.18)	—
2/29/2016	$8.65	0.21	(1.19)	(0.98)	(0.21)	—
2/28/2015	$9.20	0.24	(0.48)	(0.24)	(0.31)	(0.00) (e)
2/28/2014	$7.65	0.20	1.51	1.71	(0.16)	—
2/28/2013	$7.22	0.20	0.40	0.60	(0.17)	—
Class K
2/28/2017	$7.46	0.21	1.01	1.22	(0.16)	—
2/29/2016	$8.65	0.19	(1.19)	(1.00)	(0.19)	—
2/28/2015	$9.20	0.22	(0.49)	(0.27)	(0.28)	(0.00) (e)
2/28/2014 (i)	$7.65	0.20	1.49	1.69	(0.14)	—
Class R
2/28/2017 (j)	$7.46	0.06	0.94	1.00	(0.13)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$8.52	16.25%	1.45% (c)	1.45% (c)	2.13%	89%	$243,879
(0.17)	$7.46	(11.95%)	1.44%	1.44% (d)	1.93%	68%	$171,630
(0.26)	$8.65	(2.92%)	1.40%	1.40% (d)	2.32%	74%	$188,171
(0.13)	$9.20	22.10%	1.71%	1.41% (d)	2.22%	63%	$219,133

(0.10)	$8.48	15.31%	2.20% (c)	2.20% (c)	1.81%	89%	$1,069
(0.12)	$7.44	(12.66%)	2.18%	2.18% (d)	1.67%	68%	$1,812
(0.20)	$8.64	(3.60%)	2.15%	2.15% (d)	1.74%	74%	$5,202
(0.08)	$9.18	21.13%	2.47%	2.16% (d)	1.66%	63%	$9,662

(0.10)	$8.48	15.32%	2.20% (c)	2.20% (c)	0.80%	89%	$20,829
(0.12)	$7.44	(12.66%)	2.19%	2.19% (d)	1.08%	68%	$5,345
(0.20)	$8.64	(3.60%)	2.16%	2.16% (d)	1.54%	74%	$4,597
(0.08)	$9.18	21.13%	2.46%	2.16% (d)	1.46%	63%	$4,843

(0.18)	$8.53	16.87%	0.94% (c)	0.94% (c)	2.83%	89%	$274,008
(0.21)	$7.46	(11.57%)	0.93%	0.93%	2.42%	68%	$247,603
(0.31)	$8.65	(2.43%)	0.92%	0.92%	2.73%	74%	$285,957
(0.16)	$9.20	22.55%	1.04%	0.98%	2.36%	63%	$98,706
(0.17)	$7.65	8.49%	1.33%	1.07%	2.78%	46%	$26,514

(0.16)	$8.52	16.45%	1.24% (c)	1.24% (c)	2.55%	89%	$139
(0.19)	$7.46	(11.80%)	1.23%	1.23%	2.26%	68%	$131
(0.28)	$8.65	(2.73%)	1.22%	1.22%	2.49%	74%	$172
(0.14)	$9.20	22.25%	1.33%	1.26%	2.39%	63%	$197

(0.13)	$8.33	13.47%	1.70% (c),(k)	1.70% (c),(k)	0.72% (k)	89%	$972
Columbia Overseas Value Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Class R4
2/28/2017	$7.43	0.12	1.10	1.22	(0.16)	—
2/29/2016 (l)	$8.78	0.01	(1.17)	(1.16)	(0.19)	—
Class R5
2/28/2017	$7.42	0.15	1.09	1.24	(0.18)	—
2/29/2016 (m)	$8.78	0.02	(1.18)	(1.16)	(0.20)	—
Class W
2/28/2017	$7.45	0.23	0.98	1.21	(0.15)	—
2/29/2016	$8.64	0.19	(1.21)	(1.02)	(0.17)	—
2/28/2015	$9.19	0.21	(0.50)	(0.29)	(0.26)	(0.00) (e)
2/28/2014	$7.65	0.19	1.48	1.67	(0.13)	—
2/28/2013	$7.22	0.17	0.42	0.59	(0.16)	—
Class Y
2/28/2017	$7.42	0.07	1.18	1.25	(0.18)	—
2/29/2016 (n)	$8.78	0.07	(1.22)	(1.15)	(0.21)	—
Class Z
2/28/2017	$7.46	0.12	1.11	1.23	(0.16)	—
2/29/2016	$8.66	0.10	(1.11)	(1.01)	(0.19)	—
2/28/2015	$9.20	0.23	(0.48)	(0.25)	(0.29)	(0.00) (e)
2/28/2014	$7.66	0.40	1.29	1.69	(0.15)	—
2/28/2013	$7.23	0.19	0.41	0.60	(0.17)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
02/28/2017	0.01%	0.01%	0.02%	0.01%	0.01%	0.02%	0.02%	0.02%	0.01%	0.03%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class A shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(g)	Class B shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(h)	Class C shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(i)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(j)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(k)	Annualized.
(l)	Class R4 shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(m)	Class R5 shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(n)	Class Y shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Overseas Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$8.49	16.55%	1.20% (c)	1.20% (c)	1.48%	89%	$23,666
(0.19)	$7.43	(13.43%)	1.23% (k)	1.21% (d),(k)	0.22% (k)	68%	$1,425

(0.18)	$8.48	16.79%	0.98% (c)	0.98% (c)	1.82%	89%	$29,936
(0.20)	$7.42	(13.41%)	1.04% (k)	1.04% (k)	0.45% (k)	68%	$768

(0.15)	$8.51	16.27%	1.45% (c)	1.45% (c)	2.82%	89%	$23,650
(0.17)	$7.45	(11.97%)	1.44%	1.44% (d)	2.17%	68%	$130,496
(0.26)	$8.64	(2.93%)	1.40%	1.40% (d)	2.41%	74%	$208,707
(0.13)	$9.19	21.97%	1.63%	1.41% (d)	2.21%	63%	$303,273
(0.16)	$7.65	8.24%	1.58%	1.33%	2.46%	46%	$2

(0.18)	$8.49	16.95%	0.95% (c)	0.95% (c)	0.85%	89%	$13,916
(0.21)	$7.42	(13.34%)	0.92% (k)	0.92% (k)	1.26% (k)	68%	$2

(0.16)	$8.53	16.63%	1.20% (c)	1.20% (c)	1.52%	89%	$57,964
(0.19)	$7.46	(11.87%)	1.22%	1.20% (d)	1.25%	68%	$3,660
(0.29)	$8.66	(2.56%)	1.16%	1.16% (d)	2.64%	74%	$340
(0.15)	$9.20	22.19%	1.52%	1.21% (d)	4.97%	63%	$88
(0.17)	$7.66	8.45%	1.32%	1.07%	2.72%	46%	$2,680
Columbia Overseas Value Fund | Annual Report 2017	25

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus. Class R shares commenced operations on March 1, 2016.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
26	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Overseas Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
28	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
Columbia Overseas Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	189,659

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	796,833
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	41,221	41,221
Foreign exchange risk	(1,386,403)	—	(1,386,403)
Total	(1,386,403)	41,221	(1,345,182)

30	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(343,013)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	691,936	(733,095)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2017:
	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	189,659	189,659
Liabilities
Forward foreign currency exchange contracts	796,833	796,833
Total financial and derivative net assets	(607,174)	(607,174)
Total collateral received (pledged) (a)	-	-
Net amount (b)	(607,174)	(607,174)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Overseas Value Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
32	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.85% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the
Columbia Overseas Value Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.27
Class B	0.27
Class C	0.26
Class I	0.002
Class K	0.052
Class R(a)	0.26
Class R4	0.26
Class R5	0.046
Class W	0.27
Class Y	0.004
Class Z	0.26

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
34	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	160,854
Class B	75
Class C	554
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.460%	1.46%
Class B	2.210	2.21
Class C	2.210	2.21
Class I	1.020	1.03
Class K	1.320	1.33
Class R	1.710	1.71
Class R4	1.210	1.21
Class R5	1.070	1.08
Class W	1.460	1.46
Class Y	1.020	1.03
Class Z	1.210	1.21
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Fund Reorganization Note) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Overseas Value Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
February 28, 2017
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(98,737)	6,581,924	(6,483,187)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
14,742,449	—	14,742,449	13,659,258	—	13,659,258
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(286,974,638)	(45,178,731)
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
731,115,225	25,592,773	(70,771,504)	(45,178,731)
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	3,000,399	—	885,178	283,089,061	286,974,638	36,455,334	289,170,640	254,101,915
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2017.
36	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Late year ordinary losses ($)	Post-October capital losses ($)
1,085,928	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $677,306,239 and $612,630,241, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Fund reorganization
At the close of business on June 24, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia International Value Fund, a series of the Trust (the Acquired Fund). The reorganization was completed after the Board of the Acquired Fund approved a plan of reorganization at a meeting held on June 13-15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $601,689,475 and the combined net assets immediately after the reorganization were $767,936,962.
The reorganization was accomplished by a tax-free exchange of 13,490,091 shares of the Acquired Fund valued at $166,247,487 (including $(32,350,053) of unrealized depreciation).
Columbia Overseas Value Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
February 28, 2017
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	8,333,117
Class B	15,891
Class C	2,169,552
Class I	263
Class R	79,385
Class R4	2,279,636
Class R5	2,027,062
Class Z	7,340,480
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $20.0 million, $40.2 million, $47.5 million and $107.7 million, respectively.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2017, affiliated shareholders of record owned 69.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
38	Columbia Overseas Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Overseas Value Fund | Annual Report 2017	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Overseas Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
40	Columbia Overseas Value Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
100.00%	$2,415,937	$0.03	$26,746,930	$0.33
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Overseas Value Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
42	Columbia Overseas Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Overseas Value Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
44	Columbia Overseas Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee not affiliated with investment manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Overseas Value Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
46	Columbia Overseas Value Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Overseas Value Fund | Annual Report 2017	47

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Columbia Overseas Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN208_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Select International Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Select International Equity Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select International Equity Fund   |  Annual Report 2017

Columbia Select International Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select International Equity Fund (the Fund) seeks long-term capital growth.
Portfolio management
Simon Haines, CFA
Portfolio manager
Managed Fund since 2015
William Davies
Deputy portfolio manager
Managed Fund since 2015
David Dudding, CFA
Deputy portfolio manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/03/92	8.98	1.94	-0.74
	Including sales charges		2.68	0.74	-1.33
Class B	Excluding sales charges	06/07/93	8.12	1.17	-1.49
	Including sales charges		3.12	0.79	-1.49
Class C	Excluding sales charges	06/17/92	8.02	1.16	-1.49
	Including sales charges		7.02	1.16	-1.49
Class I *		09/27/10	9.91	2.51	-0.30
Class K *		03/07/11	9.08	2.11	-0.58
Class R		01/23/06	8.66	1.70	-0.99
Class R4 *		11/08/12	9.18	2.18	-0.49
Class R5 *		11/08/12	9.33	2.34	-0.42
Class W *		09/27/10	8.88	1.94	-0.72
Class Y *		03/07/11	9.42	2.43	-0.36
Class Z		12/02/91	9.25	2.20	-0.48
MSCI EAFE Index (Net)			15.75	5.16	1.03
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select International Equity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2007 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Airbus Group SE (France)	3.5
Roche Holding AG, Genusschein Shares (Switzerland)	3.2
Royal Dutch Shell PLC, Class A (United Kingdom)	3.2
CRH PLC (Ireland)	3.2
Unilever PLC (United Kingdom)	3.1
ASML Holding NV (Netherlands)	2.9
AIA Group Ltd. (Hong Kong)	2.7
RELX NV (Netherlands)	2.7
Bank of Ireland (Ireland)	2.7
L’Oreal SA (France)	2.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	11.3
Consumer Staples	10.8
Energy	5.3
Financials	17.1
Health Care	7.4
Industrials	22.7
Information Technology	11.3
Materials	8.1
Real Estate	0.0 (a)
Telecommunication Services	6.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select International Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2017)
Australia	1.1
Belgium	2.2
Canada	2.0
China	0.0 (a)
Denmark	1.0
France	8.6
Germany	6.1
Hong Kong	3.8
Indonesia	2.0
Ireland	5.9
Japan	28.3
Malta	0.0 (a)
Netherlands	7.4
Spain	2.0
Switzerland	7.2
United Kingdom	20.7
United States(b)	1.7
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Select International Equity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 8.98% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 15.75% over the same time period. While the Fund benefited from its information technology holdings, stock selection in financials, telecommunications and industrials were the main drivers of underperformance, while allocations to financials and telecommunications also detracted.
Rising oil prices, ECB actions lifted global stocks
Global markets made solid gains in U.S. dollar terms during the year under review. After a choppy start, global stocks rallied on the back of recovering oil prices and enhanced stimulus measures from the European Central Bank (ECB). However, markets turned volatile late in the second quarter following the U.K.’s shock referendum “Brexit” vote to leave the European Union. Global equities subsequently staged something of a “relief rally,” partly due to extremely low core bond yields tempting investors to higher yielding assets. Later in the period, initial concern around the prospect of a Donald Trump presidency gave way to a market surge after the candidate’s surprise victory. Financials, energy firms and construction companies were among the key beneficiaries amid expectations for a more favorable regulatory environment, lower taxes and higher infrastructure spending. Meanwhile, an agreement by OPEC to cut oil production provided a further boost to energy stocks towards the end of 2016.
U.S. stocks also rose strongly throughout the year. Alongside oil prices and political issues, investors retained a sharp focus on central bank intentions, with market sentiment often waxing and waning in line with the perceived likelihood of further interest-rate rises. Earlier in the year, monetary hawks were largely kept at bay by mixed economic data and uncertainty around global politics. In the third and fourth quarters, robust employment data heightened expectations for a hike – which was duly delivered in December, when the Federal Reserve raised interest rates by 25 basis points.
European bourses had a tougher time, but still finished the period in positive territory. Central bank activity played a role in the eurozone, with the ECB initially boosting stimulus, then opting to pause in the wake of the Brexit vote, before announcing an extension to its bond-buying scheme (albeit with reduced monthly purchases) until at least December 2017. In the U.K., market sentiment increasingly shifted in line with forecasts for the outcome of the Brexit vote. Although the result initially prompted a large-scale sell-off, markets quickly bounced back as fears about the impact of Brexit eased. Post-referendum economic indicators on the whole beat forecasts, but sterling continued to weaken on fears that the U.K. would fail to reach a deal to retain unfettered single-market access.
Japan battled to boost inflation and weaken the yen throughout the period, with mixed results. Amid market turbulence earlier in 2016, investors piled into the yen, with negative implications for Japanese exports and overseas earnings. In the final quarter, the yen depreciated as investors anticipated faster U.S. interest-rate hikes and the Bank of Japan kept its rates in negative territory. The weaker currency prompted a rise in the country’s stock market, recovering losses made earlier in the year. Emerging markets made strong gains over the year, despite the prospect, then reality, of rising interest rates in the U.S. Brazilian equities rallied following the impeachment of President Dilma Rousseff. Oil exporters, not least Russia, also saw their fortunes improve as oil prices climbed. In the wake of Trump’s victory, sentiment towards China and Mexico cooled on worries over the outlook for trade with the U.S.
Contributors and detractors
Despite posting gains, the period under review was volatile for international stock markets, one in which political uncertainty, rising populism and policy divergence dominated investor sentiment. The period was marked by a series of rotations across sectors, initially favoring investors hunting for yield and seeking more defensive areas of the market. More recently, investors have moved into value names. These stocks rallied towards the end of 2016 amid the prospect of cuts in taxes and regulation under a Trump administration. Banks performed particularly well while energy and materials stocks derived additional support from the recovery in oil prices and other commodities. With our focus on high-quality, secular growth names, we have been underweight these areas of the market (yield and value); consequently, the Fund underperformed its benchmark during the period.
The three strongest-contributing market sectors to the Fund (considering both asset allocation and stock selection) were information technology, where we were overweight relative to the benchmark; and utilities and real estate, both of which had no exposure in the Fund. Within technology, stock selection drove relative returns. On an absolute return basis, the
6	Columbia Select International Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
technology sector posted a gain during the year. The three stocks that made the strongest positive contribution were industrial-equipment company TADANO, electronics assembler Alps Electric and Hitachi High Technologies. TADANO and Hitachi were boosted by a weakening yen later in the period, while Hitachi also benefited from the prospect of fresh stimulus following the electoral victory of Japanese Prime Minister Shinzo Abe. Alps Electric benefited from an uptick in orders toward the end of 2016 amid robust demand from Chinese handset makers.
The three sectors that detracted most from Fund performance were financials, where we were underweight; telecommunications and industrials, both of which were overweight. Stock selection in all three sectors was the main driver of underperformance, although allocation to both telecommunications and financials also detracted. Stocks that detracted most from performance were BT Group, Novo Nordisk and Berendsen. BT Group was initially hurt by Brexit-induced jitters. Shares also declined towards the end of the period after the company revealed an accounting fraud in its Italian division. Novo Nordisk fell halfway through the period on pricing concerns in the U.S., and again in late 2016 after cutting its profit forecasts. Berendsen, a provider of textile-maintenance services, fell sharply in late 2016 after issuing a profit warning.
Portfolio positioning
The main changes to the portfolio were a reduction in consumer discretionary stocks and increases in financials, consumer staples and energy. As for individual stocks, we opened a position in Kubota, the number-one supplier of agriculture machinery in Japan. We believe that the company offers a blend of structural growth in high-returning core sectors, recovery in historically strong regions that have faced recent headwinds as well as growth in new regions. We also initiated a position in Suncor. Through its low-cost and long-life oil reserves, we believe that the Canadian energy firm offers relatively low-risk exposure to an improved oil price. We added to our position in CRH, which is a key holding in a number of the European funds. CRH is one of the world’s leading diversified building-materials businesses, and stands to benefit both from structural growth drivers in the market and cost synergies from the integration of businesses it has acquired.
Among sales, we exited Japan Exchange Group to reduce our Japanese capital markets exposure as international money exited Japan following the rally in the yen. We also sold British recruitment company Hays over concerns around the impact of the Brexit vote and exited British–Swedish pharmaceutical company AstraZeneca to finance what we felt were better ideas.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
Columbia Select International Equity Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.90	1,017.80	7.08	7.05	1.41
Class B	1,000.00	1,000.00	1,022.50	1,014.08	10.83	10.79	2.16
Class C	1,000.00	1,000.00	1,021.80	1,014.13	10.78	10.74	2.15
Class I	1,000.00	1,000.00	1,028.30	1,020.03	4.83	4.81	0.96
Class K	1,000.00	1,000.00	1,026.20	1,018.55	6.33	6.31	1.26
Class R	1,000.00	1,000.00	1,024.30	1,016.61	8.28	8.25	1.65
Class R4	1,000.00	1,000.00	1,026.80	1,019.09	5.78	5.76	1.15
Class R5	1,000.00	1,000.00	1,027.50	1,019.79	5.08	5.06	1.01
Class W	1,000.00	1,000.00	1,025.90	1,017.80	7.08	7.05	1.41
Class Y	1,000.00	1,000.00	1,028.40	1,020.03	4.83	4.81	0.96
Class Z	1,000.00	1,000.00	1,027.00	1,019.04	5.83	5.81	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Select International Equity Fund | Annual Report 2017

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.8%
Issuer	Shares	Value ($)
Australia 1.1%
CSL Ltd.	39,457	3,563,528
Belgium 2.2%
Anheuser-Busch InBev SA/NV	67,521	7,385,649
Canada 2.0%
Suncor Energy, Inc.	217,800	6,780,628
China 0.0%
China Milk Products Group Ltd.(a),(b)	7,426,000	5
Denmark 1.0%
Novo Nordisk A/S, Class B	94,716	3,363,793
France 8.6%
Airbus Group SE	156,960	11,526,761
L’Oreal SA	47,035	8,747,455
Schneider Electric SE	122,979	8,323,838
Total		28,598,054
Germany 6.0%
Bayer AG, Registered Shares	63,844	7,020,648
Brenntag AG	95,184	5,457,346
Continental AG	12,438	2,523,359
Deutsche Telekom AG, Registered Shares	293,522	5,071,710
Total		20,073,063
Hong Kong 3.7%
AIA Group Ltd.(b)	1,424,800	8,993,263
HKT Trust & HKT Ltd.	2,626,000	3,502,967
Total		12,496,230
Indonesia 1.9%
PT Bank Rakyat Indonesia Persero Tbk	7,253,000	6,484,731
Ireland 5.8%
Bank of Ireland(b)	37,326,431	8,857,767
CRH PLC	314,225	10,607,533
Total		19,465,300
Japan 28.0%
Alps Electric Co., Ltd.	148,000	4,393,476
Bridgestone Corp.	136,600	5,451,077
Capcom Co., Ltd.	363,300	7,399,849
Dentsu, Inc.	110,300	6,120,230
Hitachi High-Technologies Corp.	169,800	7,072,951
Common Stocks (continued)
Issuer	Shares	Value ($)
Koito Manufacturing Co., Ltd.	108,100	5,574,442
Kubota Corp.	408,600	6,501,849
Mitsubishi UFJ Financial Group, Inc.	1,168,200	7,728,545
Nidec Corp.	46,900	4,381,286
SCSK Corp.	55,500	2,043,179
Sekisui Chemical Co., Ltd.	375,900	6,209,314
Shimano, Inc.	33,200	4,911,149
Shimizu Corp.	360,000	3,302,140
SoftBank Group Corp.	55,200	4,118,194
TADANO Ltd.	515,600	6,625,567
Taiyo Nippon Sanso Corp.	290,400	3,607,636
Tsuruha Holdings, Inc.	18,100	1,674,619
Yaskawa Electric Corp.	354,300	6,634,953
Total		93,750,456
Malta 0.0%
BGP Holdings PLC(a),(b)	2,232,232	2
Netherlands 7.3%
Akzo Nobel NV	85,559	5,738,492
ASML Holding NV	79,921	9,690,283
RELX NV	504,629	8,943,920
Total		24,372,695
Spain 2.0%
Industria de Diseno Textil SA	206,411	6,630,126
Switzerland 7.2%
Roche Holding AG, Genusschein Shares	43,828	10,678,261
Sika AG	1,218	6,857,958
UBS AG	414,238	6,380,507
Total		23,916,726
United Kingdom 20.5%
3i Group PLC	887,333	7,580,711
Ashtead Group PLC	217,621	4,471,781
Berendsen PLC	598,662	6,800,791
BT Group PLC	1,730,271	7,022,861
Diageo PLC	140,048	3,941,299
Legal & General Group PLC	1,705,927	5,256,014
Reckitt Benckiser Group PLC	40,643	3,687,074
Royal Dutch Shell PLC, Class A	412,948	10,665,687
Unilever PLC	218,137	10,337,092

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Wolseley PLC	142,942	8,717,717
Total		68,481,027
United States 1.5%
BB&T Corp.	106,870	5,153,271
Total Common Stocks (Cost $286,607,047)		330,515,284

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(c),(d)	648,661	648,661
Total Money Market Funds (Cost $648,661)		648,661
Total Investments (Cost $287,255,708)		331,163,945
Other Assets and Liabilities, Net		3,409,340
Net Assets		$334,573,285

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2017, the value of these securities amounted to $7, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	2,355,893	267,805,131	(269,512,363)	648,661	69	20,076	648,661
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select International Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	3,563,528	—	—	3,563,528
Belgium	—	7,385,649	—	—	7,385,649
Canada	6,780,628	—	—	—	6,780,628
China	—	—	5	—	5
Denmark	—	3,363,793	—	—	3,363,793
France	—	28,598,054	—	—	28,598,054
Germany	—	20,073,063	—	—	20,073,063
Hong Kong	—	12,496,230	—	—	12,496,230
Indonesia	—	6,484,731	—	—	6,484,731
Ireland	—	19,465,300	—	—	19,465,300
Japan	—	93,750,456	—	—	93,750,456
Malta	—	—	2	—	2
Netherlands	—	24,372,695	—	—	24,372,695
Spain	—	6,630,126	—	—	6,630,126
Switzerland	—	23,916,726	—	—	23,916,726
United Kingdom	—	68,481,027	—	—	68,481,027
United States	5,153,271	—	—	—	5,153,271
Total Common Stocks	11,933,899	318,581,378	7	—	330,515,284
Money Market Funds	—	—	—	648,661	648,661
Total Investments	11,933,899	318,581,378	7	648,661	331,163,945
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$286,607,047
Affiliated issuers, at cost	648,661
Total investments, at cost	287,255,708
Investments, at value
Unaffiliated issuers, at value	330,515,284
Affiliated issuers, at value	648,661
Total investments, at value	331,163,945
Foreign currency (identified cost $100,829)	101,189
Receivable for:
Investments sold	715,908
Capital shares sold	50,228
Regulatory settlements (Note 6)	2,627,180
Dividends	395,082
Foreign tax reclaims	1,055,269
Expense reimbursement due from Investment Manager	1,291
Prepaid expenses	1,829
Trustees’ deferred compensation plan	41,885
Total assets	336,153,806
Liabilities
Payable for:
Investments purchased	357,960
Capital shares purchased	754,274
Management services fees	7,994
Distribution and/or service fees	2,046
Transfer agent fees	65,387
Plan administration fees	10
Compensation of board members	245,594
Compensation of chief compliance officer	86
Other expenses	105,285
Trustees’ deferred compensation plan	41,885
Total liabilities	1,580,521
Net assets applicable to outstanding capital stock	$334,573,285
Represented by
Paid in capital	975,593,386
Undistributed net investment income	4,559,681
Accumulated net realized loss	(689,378,582)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	43,908,237
Foreign currency translations	(109,437)
Total - representing net assets applicable to outstanding capital stock	$334,573,285
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select International Equity Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$220,357,109
Shares outstanding	17,921,654
Net asset value per share	$12.30
Maximum offering price per share(a)	$13.05
Class B
Net assets	$410,270
Shares outstanding	37,612
Net asset value per share	$10.91
Class C
Net assets	$13,673,340
Shares outstanding	1,269,144
Net asset value per share	$10.77
Class I
Net assets	$3,545
Shares outstanding	279
Net asset value per share(b)	$12.72
Class K
Net assets	$51,063
Shares outstanding	4,072
Net asset value per share	$12.54
Class R
Net assets	$1,014,056
Shares outstanding	83,116
Net asset value per share	$12.20
Class R4
Net assets	$181,677
Shares outstanding	14,370
Net asset value per share	$12.64
Class R5
Net assets	$117,321
Shares outstanding	9,237
Net asset value per share	$12.70
Class W
Net assets	$19,238,272
Shares outstanding	1,564,186
Net asset value per share	$12.30
Class Y
Net assets	$10,107,782
Shares outstanding	797,946
Net asset value per share	$12.67
Class Z
Net assets	$69,418,850
Shares outstanding	5,524,683
Net asset value per share	$12.57

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2017	13

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,307,138
Dividends — affiliated issuers	20,076
Foreign taxes withheld	(898,727)
Total income	10,428,487
Expenses:
Management services fees	3,705,800
Distribution and/or service fees
Class A	573,169
Class B	8,028
Class C	133,222
Class R	5,413
Class W	239,410
Transfer agent fees
Class A	667,240
Class B	2,304
Class C	38,935
Class K	28
Class R	3,161
Class R4	479
Class R5	38
Class W	273,407
Class Y	21
Class Z	212,733
Plan administration fees
Class K	125
Compensation of board members	51,910
Custodian fees	62,394
Printing and postage fees	118,846
Registration fees	126,558
Audit fees	69,319
Legal fees	11,442
Line of credit interest expense	2,142
Compensation of chief compliance officer	86
Other	(306,391)
Total expenses	5,999,819
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(428,181)
Expense reduction	(14,587)
Total net expenses	5,557,051
Net investment income	4,871,436
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(47,242,940)
Investments — affiliated issuers	69
Foreign currency translations	(50,362)
Net realized loss	(47,293,233)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	73,716,579
Foreign currency translations	82,684
Net change in unrealized appreciation (depreciation)	73,799,263
Net realized and unrealized gain	26,506,030
Net increase in net assets resulting from operations	$31,377,466
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select International Equity Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment income	$4,871,436	$4,826,034
Net realized gain (loss)	(47,293,233)	35,750,155
Net change in unrealized appreciation (depreciation)	73,799,263	(136,820,928)
Net increase (decrease) in net assets resulting from operations	31,377,466	(96,244,739)
Distributions to shareholders
Net investment income
Class A	(2,694,895)	—
Class B	(3,228)	—
Class C	(47,505)	—
Class I	(70)	—
Class K	(620)	—
Class R	(9,858)	—
Class R4	(2,660)	—
Class R5	(834)	—
Class W	(1,599,997)	—
Class Y	(186,162)	—
Class Z	(1,143,548)	—
Total distributions to shareholders	(5,689,377)	—
Decrease in net assets from capital stock activity	(140,327,494)	(147,844,776)
Proceeds from regulatory settlements (Note 6)	—	2,627,180
Total decrease in net assets	(114,639,405)	(241,462,335)
Net assets at beginning of year	449,212,690	690,675,025
Net assets at end of year	$334,573,285	$449,212,690
Undistributed net investment income	$4,559,681	$5,362,923
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	509,501	6,113,220	624,022	8,266,914
Fund reorganization	2,751,713	33,245,920	—	—
Distributions reinvested	203,653	2,454,019	—	—
Redemptions	(4,018,641)	(47,988,605)	(2,230,724)	(29,466,229)
Net decrease	(553,774)	(6,175,446)	(1,606,702)	(21,199,315)
Class B
Subscriptions	485	5,184	6,819	81,902
Fund reorganization	41,588	444,475	—	—
Distributions reinvested	273	2,937	—	—
Redemptions (a)	(91,250)	(968,359)	(107,981)	(1,275,975)
Net decrease	(48,904)	(515,763)	(101,162)	(1,194,073)
Class C
Subscriptions	54,900	574,981	63,742	747,035
Fund reorganization	763,457	8,059,710	—	—
Distributions reinvested	3,795	40,265	—	—
Redemptions	(342,018)	(3,589,730)	(188,505)	(2,136,186)
Net increase (decrease)	480,134	5,085,226	(124,763)	(1,389,151)
Class I
Fund reorganization	2,123,141	26,440,818	—	—
Redemptions	(2,123,058)	(26,992,731)	—	—
Net increase (decrease)	83	(551,913)	—	—
Class K
Distributions reinvested	48	591	—	—
Redemptions	(731)	(9,062)	(2,617)	(36,039)
Net decrease	(683)	(8,471)	(2,617)	(36,039)
Class R
Subscriptions	11,636	138,590	29,344	364,529
Fund reorganization	49,518	593,004	—	—
Distributions reinvested	793	9,497	—	—
Redemptions	(50,184)	(607,677)	(72,757)	(923,213)
Net increase (decrease)	11,763	133,414	(43,413)	(558,684)
Class R4
Subscriptions	10,892	132,905	1,679	21,376
Fund reorganization	14,435	179,314	—	—
Distributions reinvested	210	2,602	—	—
Redemptions	(13,026)	(158,072)	—	—
Net increase	12,511	156,749	1,679	21,376
Class R5
Subscriptions	9,194	114,022	2,692	36,346
Distributions reinvested	65	800	—	—
Redemptions	(5,037)	(61,469)	(1,899)	(26,403)
Net increase	4,222	53,353	793	9,943
Class W
Subscriptions	4,879,769	59,293,145	2,897,840	38,249,148
Distributions reinvested	132,668	1,599,972	—	—
Redemptions	(16,827,157)	(197,441,121)	(4,538,092)	(59,173,866)
Net decrease	(11,814,720)	(136,548,004)	(1,640,252)	(20,924,718)
Class Y
Redemptions	(163,935)	(2,000,008)	(146,628)	(2,000,007)
Net decrease	(163,935)	(2,000,008)	(146,628)	(2,000,007)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select International Equity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	256,457	3,109,959	97,216	1,308,059
Fund reorganization	1,939,016	23,953,420	—	—
Distributions reinvested	71,424	877,799	—	—
Redemptions	(2,284,489)	(27,897,809)	(7,403,059)	(101,882,167)
Net increase (decrease)	(17,592)	43,369	(7,305,843)	(100,574,108)
Total net decrease	(12,090,895)	(140,327,494)	(10,968,908)	(147,844,776)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
2/28/2017	$11.41	0.12	0.90	1.02	(0.13)
2/29/2016	$13.69	0.10	(2.44)	(2.34)	—
2/28/2015	$13.88	0.12	(0.32)	(0.20)	—
2/28/2014	$12.02	0.15	1.71	1.86	—
2/28/2013	$11.68	0.17	0.56	0.73	(0.39)
Class B
2/28/2017	$10.12	0.04	0.78	0.82	(0.03)
2/29/2016	$12.23	0.02	(2.18)	(2.16)	—
2/28/2015	$12.50	0.04	(0.32)	(0.28)	—
2/28/2014	$10.90	0.06	1.54	1.60	—
2/28/2013	$10.55	0.09	0.49	0.58	(0.23)
Class C
2/28/2017	$10.00	(0.01)	0.81	0.80	(0.03)
2/29/2016	$12.08	0.00 (g)	(2.13)	(2.13)	—
2/28/2015	$12.34	0.02	(0.29)	(0.27)	—
2/28/2014	$10.77	0.05	1.52	1.57	—
2/28/2013	$10.42	0.07	0.51	0.58	(0.23)
Class I
2/28/2017	$11.75	(0.06)	1.22	1.16	(0.19)
2/29/2016	$14.03	0.16	(2.50)	(2.34)	—
2/28/2015	$14.15	0.27	(0.40)	(0.13)	—
2/28/2014	$12.20	0.30	1.65	1.95	—
2/28/2013	$11.89	0.22	0.58	0.80	(0.49)
Class K
2/28/2017	$11.64	0.15	0.90	1.05	(0.15)
2/29/2016	$13.95	0.14	(2.51)	(2.37)	—
2/28/2015	$14.11	0.15	(0.32)	(0.17)	—
2/28/2014	$12.20	0.17	1.74	1.91	—
2/28/2013	$11.85	0.18	0.58	0.76	(0.41)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select International Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	—	$12.30	8.98%	1.44% (c),(d)	1.33% (c),(d),(e)	1.02%	103%	$220,357
—	0.06	$11.41	(16.65%) (f)	1.45% (c)	1.42% (c),(e)	0.78%	131%	$210,841
—	0.01	$13.69	(1.37%) (f)	1.49%	1.47% (e)	0.94%	96%	$274,993
—	—	$13.88	15.47%	1.42% (c)	1.42% (c),(e)	1.20%	125%	$316,823
(0.39)	—	$12.02	6.41%	1.39% (c)	1.38% (c),(e)	1.46%	100%	$313,239

(0.03)	—	$10.91	8.12%	2.18% (c),(d)	2.08% (c),(d),(e)	0.33%	103%	$410
—	0.05	$10.12	(17.25%) (f)	2.20% (c)	2.18% (c),(e)	0.16%	131%	$875
—	0.01	$12.23	(2.16%) (f)	2.24%	2.22% (e)	0.33%	96%	$2,296
—	—	$12.50	14.68%	2.17% (c)	2.17% (c),(e)	0.52%	125%	$4,260
(0.23)	—	$10.90	5.59%	2.13% (c)	2.12% (c),(e)	0.91%	100%	$6,566

(0.03)	—	$10.77	8.02%	2.18% (c),(d)	2.07% (c),(d),(e)	(0.06%)	103%	$13,673
—	0.05	$10.00	(17.22%) (f)	2.20% (c)	2.18% (c),(e)	0.02%	131%	$7,886
—	0.01	$12.08	(2.11%) (f)	2.24%	2.22% (e)	0.19%	96%	$11,042
—	—	$12.34	14.58%	2.17% (c)	2.17% (c),(e)	0.45%	125%	$12,562
(0.23)	—	$10.77	5.64%	2.14% (c)	2.13% (c),(e)	0.72%	100%	$12,619

(0.19)	—	$12.72	9.91%	0.89% (c)	0.89% (c)	(0.45%)	103%	$4
—	0.06	$11.75	(16.25%) (f)	1.00% (c)	0.98% (c)	1.20%	131%	$2
—	0.01	$14.03	(0.85%) (f)	0.95%	0.95%	1.98%	96%	$3
—	—	$14.15	15.98%	0.93% (c)	0.93% (c)	2.38%	125%	$19
(0.49)	—	$12.20	6.96%	0.93% (c)	0.93% (c)	1.90%	100%	$24,204

(0.15)	—	$12.54	9.08%	1.21% (c),(d)	1.19% (c),(d)	1.21%	103%	$51
—	0.06	$11.64	(16.56%) (f)	1.25% (c)	1.25% (c)	1.06%	131%	$55
—	0.01	$13.95	(1.13%) (f)	1.25%	1.25%	1.12%	96%	$103
—	—	$14.11	15.66%	1.24% (c)	1.24% (c)	1.32%	125%	$111
(0.41)	—	$12.20	6.64%	1.24% (c)	1.24% (c)	1.61%	100%	$122
Columbia Select International Equity Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R
2/28/2017	$11.32	0.07	0.91	0.98	(0.10)
2/29/2016	$13.62	0.07	(2.43)	(2.36)	—
2/28/2015	$13.84	0.10	(0.33)	(0.23)	—
2/28/2014	$12.01	0.11	1.72	1.83	—
2/28/2013	$11.64	0.14	0.57	0.71	(0.34)
Class R4
2/28/2017	$11.73	0.07	1.00	1.07	(0.16)
2/29/2016	$14.04	0.15	(2.52)	(2.37)	—
2/28/2015	$14.20	0.24	(0.41)	(0.17)	—
2/28/2014	$12.27	0.18	1.75	1.93	—
2/28/2013 (i)	$11.62	0.02	0.92	0.94	(0.29)
Class R5
2/28/2017	$11.79	0.16	0.94	1.10	(0.19)
2/29/2016	$14.08	0.17	(2.52)	(2.35)	—
2/28/2015	$14.21	0.12	(0.26)	(0.14)	—
2/28/2014	$12.26	0.32	1.63	1.95	—
2/28/2013 (k)	$11.62	0.03	0.92	0.95	(0.31)
Class W
2/28/2017	$11.42	0.18	0.83	1.01	(0.13)
2/29/2016	$13.70	0.10	(2.44)	(2.34)	—
2/28/2015	$13.88	0.13	(0.32)	(0.19)	—
2/28/2014	$12.02	0.13	1.73	1.86	—
2/28/2013	$11.68	0.16	0.57	0.73	(0.39)
Class Y
2/28/2017	$11.76	0.19	0.91	1.10	(0.19)
2/29/2016	$14.04	0.17	(2.51)	(2.34)	—
2/28/2015	$14.16	0.19	(0.32)	(0.13)	—
2/28/2014	$12.21	0.22	1.73	1.95	—
2/28/2013	$11.89	0.21	0.59	0.80	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select International Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.10)	—	$12.20	8.66%	1.68% (c),(d)	1.58% (c),(d),(e)	0.55%	103%	$1,014
—	0.06	$11.32	(16.89%) (f)	1.70% (c)	1.67% (c),(e)	0.54%	131%	$808
—	0.01	$13.62	(1.59%) (f)	1.74%	1.72% (e)	0.72%	96%	$1,563
—	—	$13.84	15.24%	1.67% (c)	1.67% (c),(e)	0.87%	125%	$1,632
(0.34)	—	$12.01	6.20%	1.64% (c)	1.63% (c),(e)	1.22%	100%	$1,673

(0.16)	—	$12.64	9.18%	1.18% (c),(d)	1.06% (c),(d),(e)	0.57%	103%	$182
—	0.06	$11.73	(16.45%) (f)	1.21% (c)	1.18% (c),(e)	1.16%	131%	$22
—	0.01	$14.04	(1.13%) (f)	1.25%	1.21% (e),(h)	1.77%	96%	$3
—	—	$14.20	(15.73%)	1.19% (c)	1.19% (c),(e)	1.35%	125%	$7
(0.29)	—	$12.27	8.17%	1.25% (j)	1.25% (e),(j)	0.55% (j)	100%	$3

(0.19)	—	$12.70	9.33%	0.96% (c),(d)	0.93% (c),(d)	1.33%	103%	$117
—	0.06	$11.79	(16.26%) (f)	1.01% (c)	1.01% (c)	1.23%	131%	$59
—	0.01	$14.08	(0.91%) (f)	1.01%	1.01%	0.86%	96%	$59
—	—	$14.21	15.91%	1.04% (c)	1.04% (c)	2.45%	125%	$14
(0.31)	—	$12.26	8.20%	1.05% (j)	1.05% (j)	0.75% (j)	100%	$3

(0.13)	—	$12.30	8.88%	1.43% (c),(d)	1.34% (c),(d),(e)	1.53%	103%	$19,238
—	0.06	$11.42	(16.64%) (f)	1.45% (c)	1.42% (c),(e)	0.78%	131%	$152,721
—	0.01	$13.70	(1.30%) (f)	1.48%	1.47% (e)	0.98%	96%	$205,715
—	—	$13.88	15.47%	1.41% (c)	1.41% (c),(e)	1.05%	125%	$166,486
(0.39)	—	$12.02	6.40%	1.40% (c)	1.39% (c),(e)	1.42%	100%	$270,144

(0.19)	—	$12.67	9.42%	0.90% (c),(d)	0.88% (c),(d)	1.56%	103%	$10,108
—	0.06	$11.76	(16.24%) (f)	0.95% (c)	0.95% (c)	1.26%	131%	$11,312
—	0.01	$14.04	(0.85%) (f)	0.96%	0.96%	1.41%	96%	$15,568
—	—	$14.16	15.97%	0.94% (c)	0.94% (c)	1.67%	125%	$15,701
(0.48)	—	$12.21	6.98%	0.95% (c)	0.95% (c)	1.79%	100%	$14,990
Columbia Select International Equity Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
2/28/2017	$11.66	0.15	0.92	1.07	(0.16)
2/29/2016	$13.96	0.16	(2.52)	(2.36)	—
2/28/2015	$14.11	0.17	(0.33)	(0.16)	—
2/28/2014	$12.19	0.19	1.73	1.92	—
2/28/2013	$11.86	0.23	0.54	0.77	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
02/28/2017	0.08%	0.08%	0.09%	0.08%	0.08%	0.10%	0.08%	0.07%	0.08%	0.08%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44% and 0.10% for the years ended February 29, 2016 and February 28, 2015, respectively.
(g)	Rounds to zero.
(h)	The benefits derived from expense reductions had an impact of 0.01%.
(i)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Annualized.
(k)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Select International Equity Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	—	$12.57	9.25%	1.19% (c),(d)	1.08% (c),(d),(e)	1.20%	103%	$69,419
—	0.06	$11.66	(16.48%) (f)	1.19% (c)	1.17% (c),(e)	1.20%	131%	$64,631
—	0.01	$13.96	(1.06%) (f)	1.24%	1.22% (e)	1.23%	96%	$179,330
—	—	$14.11	15.75%	1.17% (c)	1.17% (c),(e)	1.50%	125%	$237,249
(0.44)	—	$12.19	6.72%	1.13% (c)	1.12% (c),(e)	2.00%	100%	$301,958
Columbia Select International Equity Fund | Annual Report 2017	23

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Select International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On or about March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
24	Columbia Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Select International Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Columbia Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Columbia Select International Equity Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
28	Columbia Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.29
Class B	0.29
Class C	0.29
Class I	—
Class K	0.054
Class R	0.29
Class R4	0.29
Class R5	0.056
Class W	0.28
Class Y	0.000 (a)
Class Z	0.29

(a)	Rounds to zero.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, these minimum account balance fees reduced total expenses of the Fund by $14,587.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.
Columbia Select International Equity Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	58,134
Class B	13
Class C	137
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.400%	1.42%
Class B	2.150	2.17
Class C	2.150	2.17
Class I	0.960	0.98
Class K	1.260	1.28
Class R	1.650	1.67
Class R4	1.150	1.17
Class R5	1.010	1.03
Class W	1.400	1.42
Class Y	0.960	0.98
Class Z	1.150	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Reorganization (see Fund Reorganization Note) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
30	Columbia Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
14,699	114,360,787	(114,375,486)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
February 28, 2017			February 29, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
5,689,377	—	5,689,377	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,943,743	—	(686,053,704)	39,485,249
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
291,678,696	53,444,403	(13,959,154)	39,485,249
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	618,054,845	—	38,579,051	29,419,808	686,053,704	—	602,463,033	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $431,099,357 and $556,084,172, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select International Equity Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
Note 6. Regulatory settlements
During the year ended February 29, 2016, the Fund recorded a receivable of $2,627,180 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended February 28, 2017, the average daily loan balance outstanding on days when borrowing existed was $10,520,000 at a weighted average interest rate of 1.47%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.
Note 9. Fund reorganization
At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia International Opportunities Fund, a series of Columbia Funds Series Trust (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a meeting held on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $451,392,093 and the combined net assets immediately after the reorganization were $544,308,754.
The reorganization was accomplished by a tax-free exchange of 7,596,288 shares of the Acquired Fund valued at $92,916,661 (including $(8,822,705) of unrealized depreciation).
32	Columbia Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,751,713
Class B	41,588
Class C	763,457
Class I	2,123,141
Class R	49,518
Class R4	14,435
Class Z	1,939,016
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2016, the Fund’s pro-forma net investment income, net loss on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2017 would have been approximately $5.5 million, $(49.0) million, $80.3 million and $36.8 million, respectively.
Note 10. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At February 28, 2017, affiliated shareholders of record owned 41.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select International Equity Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Select International Equity Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Select International Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select International Equity Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
Columbia Select International Equity Fund | Annual Report 2017	35

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
100.00%	$778,882	$0.03	$11,198,952	$0.41
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
36	Columbia Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Select International Equity Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Select International Equity Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
40	Columbia Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select International Equity Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Select International Equity Fund | Annual Report 2017

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Columbia Select International Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN201_02_G01_(04/17)

Annual Report
February 28, 2017
Columbia Select Global Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Select Global Growth Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Global Growth Fund   |  Annual Report 2017

Columbia Select Global Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Select Global Growth Fund (the Fund) seeks long-term growth of capital.
Portfolio management
Thomas Galvin
Lead manager
Managed Fund since 2015
Richard Carter
Co-manager
Managed Fund since 2015
Todd Herget
Co-manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/08	18.89	9.87	5.38
	Including sales charges		12.05	8.58	4.68
Class C	Excluding sales charges	04/30/08	17.86	9.05	4.59
	Including sales charges		16.86	9.05	4.59
Class R		04/30/08	18.63	9.61	5.12
Class R4 *		01/08/14	19.15	10.03	5.47
Class R5 *		01/08/14	19.20	10.07	5.49
Class Z		04/30/08	19.14	10.14	5.64
MSCI ACWI (Net)			22.07	8.25	3.89
MSCI ACWI Growth Net (USD)			18.98	8.73	4.58
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.
The MSCI ACWI Growth Net (USD) captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 23 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and the MSCI ACWI Growth (Net) (USD), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Global Growth Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — February 28, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2017)
Greencore Group PLC (Ireland)	2.8
Wirecard AG (Germany)	2.8
Priceline Group, Inc. (The) (United States)	2.7
Amazon.com, Inc. (United States)	2.6
Alibaba Group Holding Ltd., ADR (China)	2.6
Ctrip.com International Ltd., ADR (China)	2.5
Facebook, Inc., Class A (United States)	2.5
Ain Holdings, Inc. (Japan)	2.5
Visa, Inc., Class A (United States)	2.5
CP ALL PCL, Foreign Registered Shares (Thailand)	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2017)
Consumer Discretionary	20.5
Consumer Staples	11.7
Energy	2.3
Financials	8.1
Health Care	21.5
Industrials	3.8
Information Technology	32.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Global Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2017)
Argentina	2.5
Australia	2.2
China	12.2
France	1.7
Germany	4.1
India	2.3
Ireland	7.4
Japan	2.5
Netherlands	4.7
South Korea	1.0
Spain	2.2
Thailand	2.5
United States	54.7
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Select Global Growth Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2017, the Fund’s Class A shares returned 18.89% excluding sales charges. During the same time period, the Fund lagged the MSCI ACWI (Net), which returned 22.07%, as well as the MSCI ACWI Growth Net (USD), which returned 18.98%. The Fund’s positioning in the financials, energy and health care sectors accounted for its modest shortfall relative to the MSCI ACWI (Net). Solid gains from information technology and consumer staples holdings helped offset disappointments in those three sectors.
Solid gains for global equity markets
Despite periods of heightened volatility, global equity markets made solid gains (in U.S. dollars) for the 12-months ended February 28, 2017. Global equities rallied after last year’s market selloff on the back of recovering oil prices and enhanced stimulus measures from the European Central Bank (ECB). Investors turned cautious in the face of the U.K.’s surprise referendum to leave the European Union, popularly known as “Brexit,” but the downdraft in equity prices was relatively short lived. Uncertainty about the outcome of the U.S. Presidential election created more volatility in the fall of 2016, but the equity markets regained momentum after a Trump victory in November and climbed to new highs through the end of the period. Financials, energy firms and construction companies were among the key beneficiaries of the election result, reflecting expectations for a more favorable regulatory environment, lower corporate taxes and higher infrastructure spending. Better-than-expected corporate earnings also helped push global equity markets higher.
Contributors and detractors
Information technology holdings aided relative performance for the year, led by notable contributions from emerging market e-commerce leaders MercadoLibre and Alibaba. MercadoLibre, an Argentine online marketplace dedicated to e-commerce and online auctions, did well to navigate a challenging macro-economic environment across South America. The company, whose primary shareholder is eBay, benefited as foreign currency headwinds diminished. MercadoLibre continued to take market share with accelerating revenue growth, noting particular strength in its Brazilian operations. Alibaba, a leading Chinese-American e-commerce company, exceeded expectations on continued strength from its core e-commerce business, which was driven by gains in mobile. The company also had strong results from its cloud business, as revenues increased more than 150% year-over-year. Fund holdings in software firms Mobileye, ServiceNow and Splunk also aided relative results.
Strong returns from Japanese pharmacy operator Ain Holdings and Thailand-based CP All Public, best known for its 7-Eleven convenience stores, drove the Fund’s outperformance in the consumer staples sector. Within consumer staples, we established a new position in Costco, which operates over 715 wholesale membership stores and has 87 million cardholder members representing 48 million households.
By contrast to its strong performances in information technology and consumer staples, the Fund did not keep pace with the MSCI ACWI (Net) in the financials and energy sectors for the year. With improved prospects for higher interest rates and a relaxed regulatory environment in the United States, many bank stocks rallied sharply following the election, both in the United States and around the world. The Fund had less exposure than the benchmark to these rallying banks, which detracted from relative performance. As the price of oil recovered from its February 2016 lows, an underweight in price-sensitive oil producers and equipment & service names accounted for the majority of the Fund’s shortfall in the energy sector relative to its benchmark.
An overweight in the health care sector and exposure to certain biotechnology holdings also detracted from results. Vertex Pharmaceuticals, a leader in cystic fibrosis therapies, underperformed as the launch of its latest therapy, Orkambi, which was approved in 2016, was slower than anticipated. Competitive concerns also weighed on Vertex shares. In June, Alexion Pharmaceuticals narrowly missed the primary endpoint in phase 3 trials for Soliris, which treats myasthenia gravis, and shares sold off. However, the drug hit 10 of 11 clinically meaningful secondary endpoints, so the totality of the data was robust considering there are no other treatment options for this disease. We continue to believe that Alexion has the potential to receive Federal Drug Administration (FDA) approval as there is precedent for the FDA to approve “orphan” drugs with imperfect datasets. An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an “orphan” disease.
6	Columbia Select Global Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
In executing our growth strategy, we continue to balance the portfolio with exposure to both established and emerging growth opportunities. We aim to identify companies with unique business models and differentiated products and services, with the potential to grow in a variety of economic environments. We believe that companies offering innovative products have more potential than their less competitive peers to maintain pricing power and increase market share. Even though the equity markets can be inefficient over short periods of time, over the longer term they have rewarded companies with superior earnings growth. At the sector level, the Fund’s most notable overweights at the period’s end were in the information technology, health care and consumer discretionary sectors. At the company level, the portfolio was focused on companies with modest levels of debt and robust top- and bottom-line growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
Columbia Select Global Growth Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2016 — February 28, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.80	1,017.85	6.95	7.00	1.40
Class C	1,000.00	1,000.00	996.60	1,014.13	10.64	10.74	2.15
Class R	1,000.00	1,000.00	1,000.00	1,016.61	8.18	8.25	1.65
Class R4	1,000.00	1,000.00	1,002.40	1,019.09	5.71	5.76	1.15
Class R5	1,000.00	1,000.00	1,002.40	1,019.44	5.36	5.41	1.08
Class Z	1,000.00	1,000.00	1,001.60	1,019.09	5.71	5.76	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Select Global Growth Fund | Annual Report 2017

Portfolio of Investments
February 28, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.8%
Issuer	Shares	Value ($)
Argentina 2.5%
MercadoLibre, Inc.(a)	6,470	1,364,329
Australia 2.2%
Domino’s Pizza Enterprises Ltd.	28,595	1,220,669
China 12.3%
Alibaba Group Holding Ltd., ADR(a)	13,611	1,400,572
Ctrip.com International Ltd., ADR(a)	29,440	1,396,634
New Oriental Education & Technology Group, Inc., ADR(a)	27,700	1,340,957
Noah Holdings Ltd., ADR(a)	21,760	569,894
Sinopharm Group Co. Class H	148,400	686,264
Tencent Holdings Ltd.(a)	51,700	1,371,961
Total		6,766,282
France 1.7%
Eurofins Scientific SE	2,189	935,263
Germany 4.1%
Deutsche Boerse AG(a)	8,300	711,355
Wirecard AG	33,560	1,549,597
Total		2,260,952
India 2.3%
HDFC Bank Ltd., ADR	18,050	1,294,004
Ireland 7.5%
Greencore Group PLC	483,610	1,557,827
Ryanair Holdings PLC, ADR(a)	14,660	1,198,455
Shire PLC, ADR	7,470	1,349,829
Total		4,106,111
Japan 2.5%
Ain Holdings, Inc.	19,300	1,385,976
Netherlands 4.7%
Core Laboratories NV	11,090	1,268,918
Mobileye NV(a)	29,335	1,335,329
Total		2,604,247
South Korea 1.0%
Samsung Biologics Co., Ltd.(a)	3,890	565,912
Spain 2.3%
Industria de Diseno Textil SA	38,790	1,245,973
Thailand 2.5%
CP ALL PCL, Foreign Registered Shares	799,900	1,373,961
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 54.2%
Activision Blizzard, Inc.	17,710	799,252
Acuity Brands, Inc.	4,250	898,025
Adobe Systems, Inc.(a)	11,041	1,306,592
Alexion Pharmaceuticals, Inc.(a)	8,780	1,152,375
Amazon.com, Inc.(a)	1,660	1,402,767
Biogen, Inc.(a)	1,930	556,998
Bristol-Myers Squibb Co.	17,520	993,559
Celgene Corp.(a)	9,240	1,141,232
Charles Schwab Corp. (The)	13,290	537,049
Costco Wholesale Corp.	5,330	944,369
DexCom, Inc.(a)	11,370	888,679
Edwards Lifesciences Corp.(a)	7,856	738,778
Facebook, Inc., Class A(a)	10,266	1,391,454
Illumina, Inc.(a)	4,950	828,630
Intercept Pharmaceuticals, Inc.(a)	8,340	1,064,101
Intercontinental Exchange, Inc.	23,340	1,333,414
Monster Beverage Corp.(a)	27,510	1,140,014
Nike, Inc., Class B	22,782	1,302,219
NVIDIA Corp.	7,235	734,208
Palo Alto Networks, Inc.(a)	6,460	981,274
Priceline Group, Inc. (The)(a)	850	1,465,511
Salesforce.com, Inc.(a)	16,740	1,361,799
ServiceNow, Inc.(a)	15,170	1,318,576
Splunk, Inc.(a)	22,030	1,359,912
Starbucks Corp.	22,450	1,276,732
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,271	620,960
Vertex Pharmaceuticals, Inc.(a)	10,107	915,896
Visa, Inc., Class A	15,662	1,377,316
Total		29,831,691
Total Common Stocks (Cost $50,707,042)		54,955,370

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
February 28, 2017
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.692%(b),(c)	495,058	495,058
Total Money Market Funds (Cost $495,058)		495,058
Total Investments (Cost $51,202,100)		55,450,428
Other Assets and Liabilities, Net		(387,993)
Net Assets		$55,062,435
Investments in derivatives
Forward foreign currency exchange contracts open at February 28, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Citi	04/12/2017	210,000 EUR	224,123 USD	1,209	—
Citi	04/12/2017	4,800,000 ILS	1,293,313 USD	—	(26,470)
Citi	04/12/2017	52,561,000 INR	779,953 USD	—	(4,099)
Citi	04/12/2017	43,044,000 THB	1,229,137 USD	—	(3,494)
Citi	04/12/2017	167,896 USD	218,000 AUD	—	(917)
Citi	04/12/2017	505,545 USD	1,559,000 BRL	—	(9,328)
Citi	04/12/2017	1,852,058 USD	2,411,000 CAD	—	(36,244)
Citi	04/12/2017	1,573,909 USD	1,569,000 CHF	—	(7,778)
Citi	04/12/2017	280,936 USD	1,956,000 DKK	—	(1,591)
Citi	04/12/2017	448,014 USD	358,000 GBP	—	(3,316)
Citi	04/12/2017	167,618 USD	2,243,229,000 IDR	—	(210)
Citi	04/12/2017	1,121,569 USD	127,313,000 JPY	13,744	—
Citi	04/12/2017	334,313 USD	380,371,000 KRW	1,144	—
Citi	04/12/2017	223,431 USD	4,568,000 MXN	2,518	—
Citi	04/12/2017	111,759 USD	498,000 MYR	6	—
Citi	04/12/2017	111,935 USD	932,000 NOK	—	(729)
Citi	04/12/2017	224,053 USD	12,971,000 RUB	—	(3,812)
Citi	04/12/2017	560,764 USD	4,973,000 SEK	—	(8,634)
Citi	04/12/2017	223,621 USD	317,000 SGD	2,643	—
Citi	04/12/2017	726,475 USD	22,230,000 TWD	—	(782)
Citi	04/12/2017	447,625 USD	5,851,000 ZAR	—	(4,883)
Total				21,264	(112,287)
Notes to Consolidated Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.692%	91,186	18,449,120	(18,045,248)	495,058	(42)	2,653	495,058
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RUB	Russia Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Argentina	1,364,329	—	—	—	1,364,329
Australia	—	1,220,669	—	—	1,220,669
China	4,708,057	2,058,225	—	—	6,766,282
France	—	935,263	—	—	935,263
Germany	—	2,260,952	—	—	2,260,952
India	1,294,004	—	—	—	1,294,004
Ireland	2,548,284	1,557,827	—	—	4,106,111
Japan	—	1,385,976	—	—	1,385,976
Netherlands	2,604,247	—	—	—	2,604,247
South Korea	—	565,912	—	—	565,912
Spain	—	1,245,973	—	—	1,245,973
Thailand	—	1,373,961	—	—	1,373,961
United States	29,831,691	—	—	—	29,831,691
Total Common Stocks	42,350,612	12,604,758	—	—	54,955,370
Money Market Funds	—	—	—	495,058	495,058
Total Investments	42,350,612	12,604,758	—	495,058	55,450,428
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	21,264	—	—	21,264
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
February 28, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(112,287)	—	—	(112,287)
Total	42,350,612	12,513,735	—	495,058	55,359,405
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2017	13

Statement of Assets and Liabilities
February 28, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$50,707,042
Affiliated issuers, at cost	495,058
Total investments, at cost	51,202,100
Investments, at value
Unaffiliated issuers, at value	54,955,370
Affiliated issuers, at value	495,058
Total investments, at value	55,450,428
Unrealized appreciation on forward foreign currency exchange contracts	21,264
Receivable for:
Investments sold	166,496
Capital shares sold	30,340
Dividends	26,266
Foreign tax reclaims	26,196
Expense reimbursement due from Investment Manager	423
Prepaid expenses	1,190
Other assets	875
Total assets	55,723,478
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	112,287
Payable for:
Investments purchased	187,467
Capital shares purchased	273,328
Management services fees	1,318
Distribution and/or service fees	551
Transfer agent fees	5,604
Compensation of board members	38,907
Compensation of chief compliance officer	12
Other expenses	39,636
Other liabilities	1,933
Total liabilities	661,043
Net assets applicable to outstanding capital stock	$55,062,435
Represented by
Paid in capital	52,894,307
Excess of distributions over net investment income	(224,146)
Accumulated net realized loss	(1,762,245)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,248,328
Foreign currency translations	(2,786)
Forward foreign currency exchange contracts	(91,023)
Total - representing net assets applicable to outstanding capital stock	$55,062,435
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Growth Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
February 28, 2017
Class A
Net assets	$35,911,244
Shares outstanding	2,887,111
Net asset value per share	$12.44
Maximum offering price per share(a)	$13.20
Class C
Net assets	$10,718,208
Shares outstanding	912,599
Net asset value per share	$11.74
Class R
Net assets	$646,815
Shares outstanding	52,987
Net asset value per share	$12.21
Class R4
Net assets	$1,484,041
Shares outstanding	117,105
Net asset value per share	$12.67
Class R5
Net assets	$223,057
Shares outstanding	17,559
Net asset value per share	$12.70
Class Z
Net assets	$6,079,070
Shares outstanding	479,659
Net asset value per share	$12.67

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2017	15

Statement of Operations
Year Ended February 28, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$404,660
Dividends — affiliated issuers	2,653
Foreign taxes withheld	(30,946)
Total income	376,367
Expenses:
Management services fees	530,300
Distribution and/or service fees
Class A	100,986
Class C	127,654
Class R	2,966
Transfer agent fees
Class A	61,044
Class C	19,323
Class R	890
Class R4	2,298
Class R5	111
Class Z	8,234
Compensation of board members	16,724
Custodian fees	15,694
Printing and postage fees	26,298
Registration fees	83,546
Audit fees	36,613
Legal fees	7,736
Compensation of chief compliance officer	12
Other	16,461
Total expenses	1,056,890
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(109,338)
Total net expenses	947,552
Net investment loss	(571,185)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,398,213)
Investments — affiliated issuers	(42)
Foreign currency translations	16,510
Forward foreign currency exchange contracts	(154,599)
Net realized loss	(1,536,344)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,789,021
Foreign currency translations	1,078
Forward foreign currency exchange contracts	(62,780)
Net change in unrealized appreciation (depreciation)	12,727,319
Net realized and unrealized gain	11,190,975
Net increase in net assets resulting from operations	$10,619,790
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended February 28, 2017	Year Ended February 29, 2016
Operations
Net investment loss	$(571,185)	$(534,644)
Net realized gain (loss)	(1,536,344)	4,824,101
Net change in unrealized appreciation (depreciation)	12,727,319	(16,715,207)
Net increase (decrease) in net assets resulting from operations	10,619,790	(12,425,750)
Distributions to shareholders
Net realized gains
Class A	(2,562,607)	(803,670)
Class C	(866,936)	(279,405)
Class R	(35,721)	(16,700)
Class R4	(94,549)	(28,269)
Class R5	(11,129)	(3,602)
Class Z	(301,319)	(124,325)
Total distributions to shareholders	(3,872,261)	(1,255,971)
Increase (decrease) in net assets from capital stock activity	(13,185,059)	19,985,559
Total increase (decrease) in net assets	(6,437,530)	6,303,838
Net assets at beginning of year	61,499,965	55,196,127
Net assets at end of year	$55,062,435	$61,499,965
Excess of distributions over net investment income	$(224,146)	$(178,112)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	560,674	6,759,861	2,391,917	31,704,787
Distributions reinvested	207,646	2,452,305	60,162	768,340
Redemptions	(1,493,549)	(18,067,913)	(1,210,123)	(15,498,132)
Net increase (decrease)	(725,229)	(8,855,747)	1,241,956	16,974,995
Class C
Subscriptions	104,032	1,196,293	607,844	7,774,948
Distributions reinvested	69,062	774,186	20,535	250,483
Redemptions	(493,279)	(5,650,004)	(124,201)	(1,500,431)
Net increase (decrease)	(320,185)	(3,679,525)	504,178	6,525,000
Class R
Subscriptions	12,484	149,417	37,427	474,380
Distributions reinvested	3,024	35,103	1,313	16,514
Redemptions	(11,964)	(142,379)	(37,562)	(418,421)
Net increase	3,544	42,141	1,178	72,473
Class R4
Subscriptions	69,419	856,532	104,134	1,378,842
Distributions reinvested	7,861	94,412	2,179	28,228
Redemptions	(88,434)	(1,105,531)	(262,903)	(3,552,132)
Net decrease	(11,154)	(154,587)	(156,590)	(2,145,062)
Class R5
Subscriptions	6,779	82,954	15,317	207,106
Distributions reinvested	913	10,992	275	3,561
Redemptions	(7,268)	(90,753)	(2,147)	(25,519)
Net increase	424	3,193	13,445	185,148
Class Z
Subscriptions	482,510	5,954,087	437,805	5,807,208
Distributions reinvested	22,569	271,276	8,376	108,710
Redemptions	(551,247)	(6,765,897)	(565,686)	(7,542,913)
Net decrease	(46,168)	(540,534)	(119,505)	(1,626,995)
Total net increase (decrease)	(1,098,768)	(13,185,059)	1,484,662	19,985,559
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Growth Fund | Annual Report 2017

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Columbia Select Global Growth Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
2/28/2017	$11.14	(0.10)	2.16	2.06	(0.76)
2/29/2016	$13.58	(0.09)	(2.12)	(2.21)	(0.23)
2/28/2015	$14.05	(0.06)	1.02	0.96	(1.43)
2/28/2014	$10.78	(0.06)	3.82	3.76	(0.49)
2/28/2013	$9.71	(0.04)	1.11	1.07	—
Class C
2/28/2017	$10.64	(0.18)	2.04	1.86	(0.76)
2/29/2016	$13.07	(0.18)	(2.02)	(2.20)	(0.23)
2/28/2015	$13.67	(0.15)	0.98	0.83	(1.43)
2/28/2014	$10.51	(0.15)	3.71	3.56	(0.40)
2/28/2013	$9.53	(0.11)	1.09	0.98	—
Class R
2/28/2017	$10.97	(0.13)	2.13	2.00	(0.76)
2/29/2016	$13.41	(0.12)	(2.09)	(2.21)	(0.23)
2/28/2015	$13.92	(0.06)	0.98	0.92	(1.43)
2/28/2014	$10.70	(0.09)	3.77	3.68	(0.46)
2/28/2013	$9.65	(0.06)	1.11	1.05	—
Class R4
2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)
2/29/2016	$13.75	(0.03)	(2.18)	(2.21)	(0.23)
2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)
2/28/2014 (d)	$13.95	(0.01)	0.23	0.22	—
Class R5
2/28/2017	$11.33	(0.06)	2.19	2.13	(0.76)
2/29/2016	$13.76	(0.06)	(2.14)	(2.20)	(0.23)
2/28/2015	$14.17	(0.07)	1.09	1.02	(1.43)
2/28/2014 (f)	$13.95	(0.01)	0.23	0.22	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Global Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.76)	$12.44	18.89%	1.60%	1.42%	(0.80%)	27%	$35,911
(0.23)	$11.14	(16.49%)	1.57%	1.47%	(0.71%)	154%	$40,252
(1.43)	$13.58	7.53%	1.71% (c)	1.49% (c)	(0.44%)	98%	$32,186
(0.49)	$14.05	35.05%	1.80%	1.51%	(0.50%)	149%	$25,902
—	$10.78	11.02%	2.18%	1.57%	(0.41%)	98%	$10,610

(0.76)	$11.74	17.86%	2.35%	2.17%	(1.55%)	27%	$10,718
(0.23)	$10.64	(17.06%)	2.32%	2.22%	(1.45%)	154%	$13,111
(1.43)	$13.07	6.74%	2.46% (c)	2.24% (c)	(1.18%)	98%	$9,521
(0.40)	$13.67	34.01%	2.54%	2.26%	(1.24%)	149%	$7,423
—	$10.51	10.28%	3.03%	2.32%	(1.10%)	98%	$2,586

(0.76)	$12.21	18.63%	1.85%	1.67%	(1.08%)	27%	$647
(0.23)	$10.97	(16.70%)	1.82%	1.72%	(0.93%)	154%	$543
(1.43)	$13.41	7.30%	1.92% (c)	1.75% (c)	(0.41%)	98%	$647
(0.46)	$13.92	34.55%	2.06%	1.77%	(0.69%)	149%	$2,353
—	$10.70	10.88%	2.53%	1.82%	(0.61%)	98%	$1,645

(0.76)	$12.67	19.15%	1.35%	1.17%	(0.53%)	27%	$1,484
(0.23)	$11.31	(16.28%)	1.32%	1.22%	(0.26%)	154%	$1,451
(1.43)	$13.75	7.83%	1.45% (c)	1.24% (c)	(0.12%)	98%	$3,917
—	$14.17	1.58%	1.47% (e)	1.25% (e)	(0.33%) (e)	149%	$1,482

(0.76)	$12.70	19.20%	1.26%	1.10%	(0.48%)	27%	$223
(0.23)	$11.33	(16.20%)	1.21%	1.14%	(0.47%)	154%	$194
(1.43)	$13.76	7.90%	1.37% (c)	1.18% (c)	(0.55%)	98%	$51
—	$14.17	1.58%	1.38% (e)	1.20% (e)	(0.37%) (e)	149%	$3
Columbia Select Global Growth Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class Z
2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)
2/29/2016	$13.75	(0.05)	(2.16)	(2.21)	(0.23)
2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)
2/28/2014	$10.87	(0.04)	3.86	3.82	(0.52)
2/28/2013	$9.76	(0.02)	1.13	1.11	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Class R4 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Select Global Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.76)	$12.67	19.14%	1.35%	1.17%	(0.57%)	27%	$6,079
(0.23)	$11.31	(16.29%)	1.32%	1.22%	(0.39%)	154%	$5,950
(1.43)	$13.75	7.83%	1.44% (c)	1.24% (c)	(0.12%)	98%	$8,874
(0.52)	$14.17	35.32%	1.54%	1.26%	(0.29%)	149%	$13,395
—	$10.87	11.37%	1.88%	1.32%	(0.19%)	98%	$4,263
Columbia Select Global Growth Fund | Annual Report 2017	23

Notes to Financial Statements
February 28, 2017
Note 1. Organization
Columbia Select Global Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
24	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Select Global Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
February 28, 2017
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
26	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	21,264

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	112,287
Columbia Select Global Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
February 28, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(154,599)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(62,780)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2017:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	33,833	(154,082)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2017:
	Citi ($)	Total ($)
Assets
Forward foreign currency exchange contracts	21,264	21,264
Total assets	21,264	21,264
Liabilities
Forward foreign currency exchange contracts	112,287	112,287
Total liabilities	112,287	112,287
Total financial and derivative net assets	(91,023)	(91,023)
Total collateral received (pledged) (a)	-	-
Net amount (b)	(91,023)	(91,023)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
28	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Select Global Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
February 28, 2017
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2017 was 0.87% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per
30	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.
For the year ended February 28, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class C	0.15
Class R	0.15
Class R4	0.15
Class R5	0.054
Class Z	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2017, if any, are listed below:
Amount ($)
Class A	40,130
Class C	1,842
Columbia Select Global Growth Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
February 28, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	July 1, 2016 through June 30, 2017	Prior to July 1, 2016
Class A	1.400%	1.46%
Class C	2.150%	2.21%
Class R	1.650%	1.71%
Class R4	1.150%	1.21%
Class R5	1.080%	1.13%
Class Z	1.150%	1.21%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, excess distributions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
525,151	158,114	(683,265)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended February 28, 2017			Year Ended February 29, 2016
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Select Global Growth Fund	—	3,872,261	3,872,261	—	1,255,971	1,255,971
32	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2017, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Select Global Growth Fund	—	—	(1,427,460)	3,913,542
At February 28, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
51,536,886	5,986,404	(2,072,862)	3,913,542
The following capital loss carryforwards, determined at February 28, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	1,427,460	—	1,427,460	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
273,909	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,302,479 and $33,962,035, respectively, for the year ended February 28, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Select Global Growth Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
February 28, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended February 28, 2017.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At February 28, 2017, affiliated shareholders of record owned 52.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
34	Columbia Select Global Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
February 28, 2017
Technology and Technology-related Investment Risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Global Growth Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Select Global Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Global Growth Fund (the "Fund," a series of Columbia Funds Series Trust) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2017
36	Columbia Select Global Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on the policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Select Global Growth Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Select Global Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Select Global Growth Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
40	Columbia Select Global Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Global Growth Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Select Global Growth Fund | Annual Report 2017

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Columbia Select Global Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN187_02_G01_(04/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2016 also includes fees for four funds that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$299,500	$341,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$13,600	$33,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes Audit-Related Fees for agreed-upon procedures for fund mergers. Fiscal year 2016 includes agreed-upon procedures for the review of Form N-14 and provision of consent in connection with fund mergers.

During the fiscal years ended February 28, 2017 and February 28, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$138,300	$79,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016 also include Tax Fees for foreign tax filings. Fiscal year 2017 also includes Tax Fees for agreed-upon procedures related to fund mergers and final tax returns.

During the fiscal years ended February 28, 2017 and February 28, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$228,500	$110,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2017 and February 28, 2016 are approximately as follows:

2017	2016
$380,400	$222,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2017